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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                          Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2013 through December 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Bond VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        27

  Notes to Financial Statements                                               32

  Report of Independent Registered Public Accounting Firm                     37

  Approval of Investment Advisory Agreement                                   39

  Trustees, Officers and Service Providers                                    42

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       27.1%
U.S. Government Securities                                                 19.6%
Collateralized Mortgage Obligations                                        19.0%
International Corporate Bonds                                               8.5%
Municipal Bonds                                                             8.1%
Senior Secured Loans                                                        7.1%
Asset Backed Securities                                                     6.6%
U.S. Preferred Stocks                                                       2.0%
Convertible Corporate Bonds                                                 0.8%
Warrants                                                                    0.6%
Convertible Preferred Stocks                                                0.4%
International Preferred Stocks                                              0.2%

Quality Distribution
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                        32.4%
AA                                                                          6.0%
A                                                                          15.3%
BBB                                                                        28.5%
BB                                                                          9.8%
B                                                                           3.4%
CCC                                                                         1.3%
Cash Equivalent                                                             2.3%
Not Rated                                                                   1.0%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Five Largest Holdings
(As a percentage of total long-term holdings)*

--------------------------------------------------------------------------------
1.  Fannie Mae, 4.0%, 1/13/14                                              2.07%
--------------------------------------------------------------------------------
2.  U.S. Treasury Notes, 0.75%, 2/28/18                                    1.40
--------------------------------------------------------------------------------
3.  Fannie Mae, 3.0%, 8/1/42                                               1.37
--------------------------------------------------------------------------------
4.  SLM Corp., Floating Rate Note, 7/25/14                                 1.19
--------------------------------------------------------------------------------
5.  Wachovia Bank Commercial Mortgage Trust Series 2004-C15,
        4.803%, 10/15/41,                                                  1.18
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                             12/31/13          12/31/12
   Class I                                             $11.01            $11.49
   Class II                                            $11.03            $11.50
                                   Net
Distributions per Share            Investment    Short-Term        Long-Term
(1/1/13 - 12/31/13)                Income        Capital Gains     Capital Gains
   Class I                         $0.4770       $0.0433           $0.0727
   Class II                        $0.4465       $0.0433           $0.0727

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Barclays Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer Bond VCT    Pioneer Bond VCT      Barclays Aggregate
                    Portfolio, Class I  Portfolio, Class II   Bond Index
12/31/2003          $ 10,000            $ 10,000              $ 10,000
12/31/2004          $ 10,352            $ 10,326              $ 10,434
12/31/2005          $ 10,623            $ 10,571              $ 10,687
12/31/2006          $ 11,121            $ 11,038              $ 11,150
12/31/2007          $ 11,850            $ 11,732              $ 11,927
12/31/2008          $ 11,774            $ 11,629              $ 12,552
12/31/2009          $ 13,845            $ 13,640              $ 13,297
12/31/2010          $ 15,120            $ 14,860              $ 14,166
12/31/2011          $ 15,957            $ 15,658              $ 15,277
12/31/2012          $ 17,353            $ 16,978              $ 15,921
12/31/2013          $ 17,530            $ 17,119              $ 15,599

The Barclays Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2013)

--------------------------------------------------------------------------------
                                   Class I                             Class II*
--------------------------------------------------------------------------------
10 Years                           5.77%                               5.52%
5 Years                            8.28%                               8.04%
1 Year                             1.02%                               0.83%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on November 9, 2007. Performance shown for periods prior to the inception of Class II shares on November 9, 2007, is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from July 1, 2013, through December 31, 2013.

Share Class                                            I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                   $1,000.00          $1,000.00
Ending Account Value on 12/31/13                    $1,017.01          $1,014.69
Expenses Paid During Period*                        $    3.15          $    4.57

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.62% and 0.90% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2013, through December 31, 2013.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                   $1,000.00          $1,000.00
Ending Account Value on 12/31/13                    $1,022.08          $1,020.67
Expenses Paid During Period*                        $    3.16          $    4.58

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.62% and 0.90% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13
--------------------------------------------------------------------------------

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of issuers of the underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation. Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default. The securities issued by U.S. Government-sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Most domestic fixed-income sectors performed weakly in 2013 when interest rates rose and prices declined in many bond asset classes, especially Treasury and government agency securities. However, as the U.S. economy strengthened, the outlook for corporate earnings improved, providing some price support for corporate bonds and other credit-sensitive securities. In the following interview, Kenneth J. Taubes reviews the market environment and the factors that affected the performance of Pioneer Bond VCT Portfolio during the 12-month period ended December 31, 2013. Mr. Taubes, Chief Investment Officer, U.S., and a portfolio manager at Pioneer Investments, is responsible for the daily management of the Portfolio, along with Charles Melchreit, a senior vice president and a portfolio manager at Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2013?

A: Pioneer Bond VCT Portfolio's Class I shares returned 1.02% at net asset value during the 12-month period ended December 31, 2013, and Class II shares returned 0.83%, while the Portfolio's benchmark, the Barclays Aggregate Bond Index (the Barclays Index), returned -2.02%. During the same period, the average return of the 26 variable portfolios in Lipper's Corporate Debt A-Rated Underlying Fund category was -1.29%.

Q: How would you describe the investment environment for domestic fixed-income markets during the 12-month period ended December 31, 2013?

A: The upward move of interest rates during the 12-month period had a significant impact on many areas of the fixed-income market, leading to negative returns for most higher-quality and longer-duration portfolios. (Duration is a measure of a portfolio's price-sensitivity to changes in interest rates.) During the period, interest rates on securities with maturities of five years or longer rose by 1 percentage point, or 100 basis points. The increase in rates exerted a downward pressure on prices in the bond market, given that prices tend to decline as interest rates rise.

     While the trend of increasing rates affected most parts of the bond market, rates on shorter-maturity instruments were stable. Securities with maturities of one-to-two years showed very little change as the Federal Reserve (Fed) kept the influential Fed funds rate within the historically low range of 0% to 0.25%, where it has been for more than five years. While rates rose on securities with longer and intermediate maturities and the yield curve (which reflects the difference in yields between longer and shorter maturity securities) steepened, many benchmarks for fixed-income asset classes posted negative returns for the full 12-month period, as the yields on the bonds failed to compensate for the declines in their prices. In this environment, portfolios with longer maturities tended to underperform relative to those with shorter maturities, which showed more price stability.

     The story was somewhat different, however, in the more credit-sensitive sectors. The domestic economy showed steady, albeit slow, improvement during the period as new jobs were created, consumer spending expanded, the housing industry improved and corporate earnings rose. The improving economic backdrop inspired confidence in the outlook for corporate profits in general, and credit-sensitive securities, like corporate bonds, tended to outperform higher-rated securities such as Treasuries and government agency debt that had little or no credit exposure but greater price-sensitivity to the changing interest-rate environment.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Q: Which of your investment strategies had the biggest effect on the Portfolio's benchmark-relative returns during the 12-month period ended December 31, 2013?

A: The Portfolio was well positioned for an environment in which most interest rates rose, but confidence in more credit-sensitive debt increased. On average, we kept the overall duration of the Portfolio's investments significantly shorter - by almost one year - than that of the Barclays Index benchmark. The short-duration stance had a significant positive impact on the Portfolio's performance relative to the Barclays Index during the period.

     Even greater support for the Portfolio's relative performance came from our decision to overweight credit-sensitive securities, notably investment-grade and high-yield corporate bonds, non-government asset-backed debt and floating-rate bank loans. Conversely, we significantly underweighted the Portfolio to Treasuries and government agency debt, including agency mortgages. Those allocations helped Portfolio performance as the economy improved, confidence in credit increased, and the yield differences between lower-rated bonds and higher-rated bonds narrowed, which resulted in significant outperformance by lower-rated, credit-sensitive securities.

     In addition to the positive contributions to performance from both the duration strategy and our emphasis on more credit-sensitive debt, security selection among the Portfolio's credit-sensitive investments also aided relative returns. All three factors helped the Portfolio to substantially outperform the benchmark Barclays Index and the Lipper competitive peer group average during the 12-month period.

     On the negative side, the Portfolio's allocation to municipal bonds, an asset class that had a rough year, slightly underperformed, as did its overall allocation to Treasuries.

     At the end of the fiscal year, on December 31, 2013, the Portfolio had an effective duration of 4.78 years. Investment-grade corporate bonds issued by domestic institutions represented the Portfolio's largest concentration, at roughly 27% of net assets. Non-agency mortgage-backed securities and commercial mortgage-backed securities combined to account for about 18% of the Portfolio's net assets. Asset-backed securities represented another 6.5% of net assets, while 7% of net assets were invested in senior secured loans. U.S. government and agency obligations accounted for nearly 20% of the Portfolio's net assets, though the majority was invested in agency-backed mortgages and just a small amount (roughly 6%) was allocated to Treasuries and government agency bonds. Municipals accounted for roughly 8% of the Portfolio's net assets as of December 31, 2013.

Q: Which individual securities had the biggest effect on the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2013?

A: The greatest support for the Portfolio's returns during the period came from corporate debt holdings. Several financials sector bonds stood out, including securities issued by asset managers Blackstone Group, Carlyle Group and KKR. The debt of all three companies fared well as the firms benefitted from rising prices in real estate and the capital markets. Also in the financials sector, securities issued by insurers Hanover Insurance, Met Life and Allstate aided the Portfolio's performance during the period as insurance companies found a favorable market for selling their risk exposures.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13                             (continued)
--------------------------------------------------------------------------------

     The single Portfolio investment that made the greatest contribution to results during the fiscal year was the debt of Aviation Capital Group, which specializes in providing aircraft leasing services to the aviation industry. The company's securities outperformed as the airline industry invested in fleet upgrades.

     Outside of corporate securities, the Portfolio's investments in government agency mortgages outperformed their overall group and helped relative performance.

Q: Did you employ any derivative strategies during the 12-month period ended December 31, 2013?

A: Yes, we invested in some Treasury futures to reduce the Portfolio's exposure to interest-rate risk. The use of Treasury futures had a positive impact on Portfolio results during the period.

Q:   What is your investment outlook?

A: We expect the domestic economy to continue to improve, with gross domestic growth (GDP) in 2014 outpacing 2013. One important factor should be a broadening of support for economic growth. In 2013, growth came principally from the private sector, but in 2014 we expect that spending by state and local governments - whose tax collections and overall finances have improved as the economy has recovered - will begin contributing positively to GDP expansion. Even the U.S. government, whose spending was limited during the past year by budget "sequestration" and other restrictions, should become less of a drag on the overall economy given the bipartisan budget agreement in December that eased back on the sequestration cuts.

     The U.S. economy has become more competitive in the global marketplace as a weakened U.S. dollar and improved access to energy sources has led to increased exports and a comeback by domestic manufacturers. We believe growth trends are likely to persist, even as the Fed begins tapering its quantitative easing (QE) program in January by cutting back on the pace of its monthly bond purchases. Given the economy's positive momentum, we don't think the Fed's tapering of QE will be a significant restriction on growth. We think the tapering is more akin to easing up on the gas pedal than putting on the brakes.

     As interest rates have risen during the past year and the yield curve has steepened, valuations of longer-maturity fixed-income securities have become more attractive, with 10-year Treasuries approaching a yield of 3% and longer-maturity Treasuries approaching 4% yields. At current levels, longer-term bonds no longer have negative real yields (yields adjusted for inflation). In contrast, intermediate-and short-maturity securities continue to have negative real yields.

     As we enter 2014, we expect to continue to keep the Portfolio defensively positioned, but we may add exposure to longer-maturity securities. With the economic expansion persisting, we believe that the corporate sector and credit-sensitive securities generally offer attractive opportunities, although we think government agency mortgages may become more attractive. Overall, we anticipate keeping the Portfolio overweight in credit-sensitive debt, at least early in the year.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Please refer to the Schedule of Investments on pages 8 to 26 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                                               Value
                                           CONVERTIBLE CORPORATE BONDS - 0.9%
                                           Health Care Equipment & Services - 0.3%
                                           Managed Health Care - 0.3%
     80,000                 A-/NR          WellPoint, Inc., 2.75%, 10/15/42                                     $   108,300
                                                                                                                -----------
                                           Total Health Care Equipment & Services                               $   108,300
                                                                                                                -----------
                                           Semiconductors & Semiconductor Equipment - 0.6%
                                           Semiconductors - 0.6%
    175,000                 A-/NR          Intel Corp., 2.95%, 12/15/35                                         $   196,000
                                                                                                                -----------
                                           Total Semiconductors & Semiconductor Equipment                       $   196,000
                                                                                                                -----------
                                           TOTAL CONVERTIBLE CORPORATE BONDS
                                           (Cost $256,453)                                                      $   304,300
                                                                                                                -----------

     Shares
                                           PREFERRED STOCKS - 2.3%
                                           Banks - 0.8%
                                           Diversified Banks - 0.4%
      1,800       6.50      A-/Baa1        US Bancorp, Floating Rate Note (Perpetual)                           $    47,340
      3,725       6.00      A-/Baa1        US Bancorp, Floating Rate Note (Perpetual)                               101,953
                                                                                                                -----------
                                                                                                                $   149,293
                                                                                                                -----------
                                           Regional Banks - 0.4%
      1,000       6.25      A-/NR          CoBank ACB, Floating Rate Note (Perpetual) (144A)                    $    96,312
      1,050       6.62      BBB-/Ba1       Fifth Third Bancorp, Floating Rate Note (Perpetual)                       26,218
                                                                                                                -----------
                                                                                                                $   122,530
                                                                                                                -----------
                                           Total Banks                                                          $   271,823
                                                                                                                -----------
                                           Diversified Financials - 0.7%
                                           Other Diversified Financial Services - 0.7%
      9,000       7.12      BB+/B1         Citigroup, Inc., Floating Rate Note (Perpetual)                      $   233,460
                                                                                                                -----------
                                           Total Diversified Financials                                         $   233,460
                                                                                                                -----------
                                           Insurance - 0.8%
                                           Life & Health Insurance - 0.3%
      4,800       7.38      BBB-/WR        Delphi Financial Group, Inc., Floating Rate Note, 5/15/37            $   118,800
                                                                                                                -----------
                                           Property & Casualty Insurance - 0.2%
      2,900       5.10      BBB/Baa1       The Allstate Corp., Floating Rate Note, 1/15/53                      $    69,919
                                                                                                                -----------
                                           Reinsurance - 0.3%
     30,000       0.00      NR/NR          Altair Re II, Floating Rate Note, 6/30/16 (Cat Bond)                 $    30,000
     50,000       0.00      NR/NR          Altair Re, Floating Rate Note, 4/30/16 (Cat Bond)                         55,010
     25,000                 NR/NR          Pangaea Re, 0.0%, 10/1/15 (Cat Bond)                                      26,868
                                                                                                                -----------
                                                                                                                $   111,878
                                                                                                                -----------
                                           Total Insurance                                                      $   300,597
                                                                                                                -----------
                                           TOTAL PREFERRED STOCKS
                                           (Cost $788,583)                                                      $   805,880
                                                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
              Rate (b)      Ratings
     Shares   (unaudited)   (unaudited)                                                                               Value
                                           CONVERTIBLE PREFERRED STOCK - 0.5%
                                           Banks - 0.5%
                                           Diversified Banks - 0.5%
       155                  BBB+/Baa3      Wells Fargo & Co., 7.5% (Perpetual)                                  $   171,275
                                                                                                                -----------
                                           TOTAL CONVERTIBLE PREFERRED STOCK
                                           (Cost $152,770)                                                      $   171,275
                                                                                                                -----------
   Principal
  Amount ($)
                                           ASSET BACKED SECURITIES - 6.6%
                                           Materials - 1.8%
                                           Aluminum - 0.2%
     68,199                 AAA/Aaa        Equifirst Mortgage Loan Trust 2003-1, 4.01%, 12/25/32 (Step)         $    68,776
                                                                                                                -----------
                                           Diversified Metals & Mining - 0.1%
     18,546                 NR/A1          BCMSC Trust 1998-A, 6.65%, 4/15/28                                   $    18,860
     17,609                 BBB+/Baa1      Lehman ABS Manufactured Housing Contract Trust 2001-B,
                                           5.873%, 4/15/40                                                           18,651
                                                                                                                -----------
                                                                                                                $    37,511
                                                                                                                -----------
                                           Precious Metals & Minerals - 0.1%
     16,846       6.50      BB+/Baa2       ACE Securities Corp. Manufactured Housing Trust Series 2003-MH1,
                                           Floating Rate Note, 8/15/30 (144A)                                   $    16,869
                                                                                                                -----------
                                           Steel - 1.4%
    105,000                 AAA/A2         Bayview Financial Mortgage Pass-Through Trust 2006-A, 6.087%,
                                           2/28/41 (Step)                                                       $   110,670
     53,105       0.66      A+/Ba3         Bear Stearns Asset Backed Securities I Trust 2005-FR1, Floating
                                           Rate Note, 6/25/35                                                        51,991
     30,366       0.41      B+/B3          GSAA Home Equity Trust 2005-11, Floating Rate Note, 10/25/35              30,261
     17,153                 AAA/Aaa        HSBC Home Equity Loan Trust USA 2006-3, 5.63%, 3/20/36 (Step)             17,195
     30,246       0.86      AA+/A2         Irwin Whole Loan Home Equity Trust 2005-C, Floating Rate
                                           Note, 3/25/25                                                             27,772
     63,724       0.86      AAA/Aaa        New Century Home Equity Loan Trust 2005-1, Floating Rate
                                           Note, 3/25/35                                                             62,103
    106,810       0.42      AA+/Aa3        Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates
                                           Series 2005-4, Floating Rate Note, 11/25/35                              104,820
     17,681       1.10      AA+/A1         Terwin Mortgage Trust Series TMTS 2003-8HE, Floating Rate
                                           Note, 12/25/34                                                            17,216
     79,796                 AA-/A2         Terwin Mortgage Trust Series TMTS 2005-16HE, 4.466154%,
                                           9/25/36 (Step)                                                            83,304
                                                                                                                -----------
                                                                                                                $   505,332
                                                                                                                -----------
                                           Total Materials                                                      $   628,488
                                                                                                                -----------
                                           Automobiles & Components - 0.3%
                                           Automobile Manufacturers - 0.3%
     25,000                 A+/NR          AmeriCredit Automobile Receivables Trust 2013-1, 1.57%, 1/8/19       $    24,737
        230                 AA-/NR         Santander Drive Auto Receivables Trust 2011-S2, 3.35%,
                                           6/15/17 (144A)                                                               231
     40,000                 AA/Aaa         Santander Drive Auto Receivables Trust 2012-1, 3.78%, 11/15/17            41,357
     25,000                 A/Aa1          Santander Drive Auto Receivables Trust 2012-5, 2.7%, 8/15/18              25,680
                                                                                                                -----------
                                                                                                                $    92,005
                                                                                                                -----------
                                           Total Automobiles & Components                                       $    92,005
                                                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                           Food & Staples Retailing - 0.1%
                                           Food Retail - 0.1%
     49,438                 BBB-/NR        CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (144A)                $    49,381
                                                                                                                -----------
                                           Total Food & Staples Retailing                                       $    49,381
                                                                                                                -----------
                                           Banks - 2.1%
                                           Diversified Banks - 0.0%+
      2,464       0.25      NR/Aa1         Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust,
                                           Floating Rate Note, 4/25/37                                          $     2,460
                                                                                                                -----------
                                           Thrifts & Mortgage Finance - 2.1%
     11,314       0.34      BB+/Ba3        ACE Securities Corp. Home Equity Loan Trust Series 2006-ASAP2,
                                           Floating Rate Note, 3/25/36                                          $    11,015
     39,864       0.77      AA+/Aa1        Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through
                                           Ctfs Ser 2004-R11, Floating Rate Note, 11/25/34                           39,509
     31,593       0.65      A+/NR          Bear Stearns Asset Backed Securities Trust 2006-SD2, Floating
                                           Rate Note, 6/25/36                                                        31,064
      9,978       0.56      AA+/A1         Carrington Mortgage Loan Trust Series 2005-NC4, Floating Rate
                                           Note, 9/25/35                                                              9,818
     57,965                 B-/B1          Citicorp Residential Mortgage Trust Series 2006-3, 5.703%,
                                           11/25/36 (Step)                                                           57,818
    121,971       5.07      BB+/Ba3        Countrywide Asset-Backed Certificates, Floating Rate Note, 2/25/36       126,350
      6,448       1.24      AAA/NR         First Franklin Mortgage Loan Trust 2004-FF10, Floating Rate
                                           Note, 9/25/34                                                              6,432
     19,615                 AAA/NR         First Investors Auto Owner Trust 2012-2, 1.47%, 5/15/18 (144A)            19,717
     25,000                 A/NR           First Investors Auto Owner Trust 2013-1, 2.02%, 1/15/19 (144A)            24,552
     99,974                 A/NR           FRS I LLC, 3.08%, 4/15/43 (144A)                                          97,636
     15,425       0.81      A/Baa3         GSAMP Trust 2005-HE2, Floating Rate Note, 3/25/35                         15,281
     25,104       0.46      A+/Baa1        GSRPM Mortgage Loan Trust 2006-2, Floating Rate Note, 9/25/36 (144A)      23,417
     37,710       0.41      A+/Aa1         Lehman Brothers Small Balance Commercial, Floating Rate Note,
                                           2/25/30 (144A)                                                            34,754
     23,785       5.46      AAA/Aa3        Origen Manufactured Housing Contract Trust 2004-B, Floating Rate
                                           Note, 11/15/35                                                            24,598
     13,534       0.87      AAA/Aaa        PFS Financing Corp., Floating Rate Note, 10/17/16 (144A)                  13,540
     19,945       1.67      A/NR           PFS Financing Corp., Floating Rate Note, 10/17/16 (144A)                  19,894
     37,864       0.41      B/Baa2         RAAC Series 2006-RP2 Trust, Floating Rate Note, 2/25/37 (144A)            36,481
     50,000                 A/NR           SNAAC Auto Receivables Trust, 3.11%, 6/15/17 (144A)                       50,470
     24,134       0.76      AA+/Aa1        Structured Asset Investment Loan Trust 2005-4, Floating Rate
                                           Note, 5/25/35                                                             24,044
     54,370       0.38      B-/Baa3        Structured Asset Securities Corp Mortgage Loan Trust 2006-GEL4,
                                           Floating Rate Note, 10/25/36 (144A)                                       52,454
     17,371                 A+/Baa2        Structured Asset Securities Corp., 4.77%, 10/25/34 (Step)                 17,696
                                                                                                                -----------
                                                                                                                $   736,540
                                                                                                                -----------
                                           Total Banks                                                          $   739,000
                                                                                                                -----------
                                           Diversified Financials - 2.3%
                                           Other Diversified Financial Services - 0.8%
    222,943       3.47      NR/NR          Top RE, Floating Rate Note, 11/20/13                                 $   222,736
     50,000                 A/A1           Capital Auto Receivables Asset Trust/ Ally, 1.74%, 10/22/18               49,377
      6,095                 AA+/NR         DT Auto Owner Trust 2012-1, 2.26%, 10/16/17 (144A)                         6,100
      6,288       0.40      AA+/A1         JP Morgan Mortgage Acquisition Corp 2005-OPT2, Floating Rate
                                           Note, 12/25/35                                                             6,273
                                                                                                                -----------
                                                                                                                $   284,486
                                                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                           Specialized Finance - 0.8%
    116,850                 BBB+/Baa1      Domino's Pizza Master Issuer LLC, 5.216%, 1/25/42 (144A)             $   123,854
    100,000       0.61      NR/Aaa         GE Dealer Floorplan Master Note Trust, Floating Rate Note, 10/20/17      100,082
     54,651                 NR/Aaa         JG Wentworth XXII LLC, 3.82%, 12/15/48 (144A)                             56,840
                                                                                                                -----------
                                                                                                                $   280,776
                                                                                                                -----------
                                           Consumer Finance - 0.4%
     11,000                 BBB+/NR        American Credit Acceptance Receivables Trust 2012-2, 4.05%,
                                           2/15/18 (144A)                                                       $    11,168
     23,134                 A+/NR          American Credit Acceptance Receivables Trust, 1.64%, 11/15/16 (144A)      23,179
     24,300                 NR/Aaa         Santander Drive Auto Receivables Trust 2011-2, 2.66%, 1/15/16             24,430
     70,000       0.99      AAA/Aaa        SLM Student Loan Trust 2004-10, Floating Rate Note, 4/27/26 (144A)        69,661
                                                                                                                -----------
                                                                                                                $   128,438
                                                                                                                -----------
                                           Asset Management & Custody Banks - 0.3%
    105,208                 A/NR           Triton Container Finance LLC, 4.21%, 5/14/27 (144A)                  $   106,098
                                                                                                                -----------
                                           Total Diversified Financials                                         $   799,798
                                                                                                                -----------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $2,266,335)                                                    $ 2,308,672
                                                                                                                -----------
                                           COLLATERALIZED MORTGAGE OBLIGATIONS - 18.9%
                                           Materials - 0.1%
                                           Precious Metals & Minerals - 0.1%
     36,829       0.86      AA+/Baa3       Credit-Based Asset Servicing and Securitization LLC, Floating Rate
                                           Note, 5/25/50 (144A)                                                 $    36,696
                                                                                                                -----------
                                           Total Materials                                                      $    36,696
                                                                                                                -----------
                                           Banks - 11.8%
                                           Diversified Banks - 0.0%+
      3,867       3.04      NR/Ba3         Banc of America Mortgage 2004-L Trust, Floating Rate Note, 1/25/35   $     3,817
                                                                                                                -----------
                                           Thrifts & Mortgage Finance - 11.8%
     70,200                 BBB+/NR        Alternative Loan Trust 2003-21T1, 5.75%, 12/25/33                    $    72,448
     21,856                 BB-/B2         Alternative Loan Trust 2003-J1, 4.75%, 10/25/33                           22,267
     37,724                 CCC/B2         Alternative Loan Trust 2004-28CB, 5.5%, 1/25/35                           38,287
     17,509                 BB+/Ba2        Alternative Loan Trust 2004-4CB, 4.25%, 4/25/34                           17,580
     83,729       0.60      A+/Baa3        Alternative Loan Trust 2005-J4, Floating Rate Note, 7/25/35               80,510
     46,052                 A+/Baa2        Banc of America Alternative Loan Trust 2003-2, 5.75%, 4/25/33             50,006
     93,894                 NR/Baa2        Banc of America Alternative Loan Trust 2003-7, 5.5%, 9/25/33              96,376
     23,294                 NR/B3          Banc of America Alternative Loan Trust 2004-2, 5.5%, 3/25/19              23,876
     28,481                 NR/Ba2         Banc of America Alternative Loan Trust 2004-2, 6.0%, 3/25/34              29,426
     53,454                 NR/B2          Banc of America Alternative Loan Trust 2004-4, 5.25%, 5/25/34             54,236
     24,361                 BBB+/NR        Banc of America Funding 2003-3 Trust, 5.5%, 10/25/33                      25,596
        627       0.26      AAA/NR         Banc of America Funding 2010-R4 Trust, Floating Rate Note,
                                           9/26/46 (144A)                                                               626
    445,815                 NR/Caa2        Bayview Commercial Asset Trust, 3.855%, 9/25/37 (Step) (144A) (c)         26,749
    653,481                 NR/Caa2        Bayview Commercial Asset Trust, 4.69517%, 7/25/37 (Step) (144A) (c)       13,070
     74,270       0.76      A+/Ba1         Bear Stearns ALT-A Trust 2004-4, Floating Rate Note, 6/25/34              69,585
     26,993       2.35      AA+/Baa2       Bear Stearns ARM Trust 2003-5, Floating Rate Note, 8/25/33                26,470
     46,755       0.87      AA+/Baa3       Bella Vista Mortgage Trust 2004-1, Floating Rate Note, 11/20/34           44,129
     39,537       2.58      A+/Ba1         CHL Mortgage Pass-Through Trust 2003-56, Floating Rate Note, 12/25/33     39,303

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                           Thrifts & Mortgage Finance - (continued)
     50,000       0.34      AA/Aaa         Citigroup Commercial Mortgage Trust 2007-FL3, Floating Rate Note,
                                           4/15/22 (144A)                                                       $    49,777
     53,675                 NR/Baa1        Citigroup Mortgage Loan Trust, Inc., 6.75%, 8/25/34                       56,491
     38,034       2.63      CCC/NR         Citigroup Mortgage Loan Trust, Inc., Floating Rate Note, 9/25/35          36,958
     36,820       0.30      AA-/A1         COMM 2006-FL12 Mortgage Trust, Floating Rate Note, 12/15/20 (144A)        36,362
     32,515       0.35      A+/A1          COMM 2007-FL14 Mortgage Trust, Floating Rate Note, 6/15/22 (144A)         32,150
     25,000                 NR/Aaa         COMM 2012-CCRE2 Mortgage Trust, 3.147%, 8/15/45                           24,143
     25,000                 NR/Aaa         COMM 2012-CCRE2 Mortgage Trust, 3.791%, 8/15/45                           24,650
     23,000                 AAA/Aaa        COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/15/45                          22,141
    100,000                 NR/Aaa         COMM 2012-LC4 Mortgage Trust, 4.063%, 12/10/44                           101,247
     50,000                 AAA/Aaa        COMM 2013-LC6 Mortgage Trust, 2.941%, 1/10/46                             46,845
     97,684       2.11      AAA/NR         Commercial Mortgage Pass Through Certificates, Floating Rate Note,
                                           11/17/26 (144A)                                                           97,810
      8,179                 NR/Aaa         GE Capital Commercial Mortgage Corp., 4.893%, 3/10/40                      8,187
     94,881       0.43      BBB+/Ba2       Global Mortgage Securitization, Ltd., Floating Rate Note, 4/25/32         90,842
    103,949       5.30      AAA/Aa3        GMAC Commercial Mortgage Securities, Inc. Series 2004-C2 Trust,
                                           Floating Rate Note, 8/10/38                                              104,976
     50,000                 NR/Aaa         GS Mortgage Securities Corp. II, 3.377%, 5/10/45                          49,637
     25,000                 AA-/NR         GS Mortgage Securities Corp. II, 3.682%, 2/10/46 (144A)                   23,516
     50,000                 AAA/NR         GS Mortgage Securities Trust 2013-GCJ12, 3.135%, 6/10/46                  47,296
     32,684       0.88      BBB/Baa2       Impac CMB Trust Series 2004-5, Floating Rate Note, 10/25/34               30,992
     11,125       0.96      BB+/Ba1        Impac CMB Trust Series 2004-6, Floating Rate Note, 10/25/34               10,533
     20,287       0.94      BBB/Baa1       Impac CMB Trust Series 2004-6, Floating Rate Note, 10/25/34               18,934
     62,596       0.90      BBB+/A3        Impac CMB Trust Series 2004-7, Floating Rate Note, 11/25/34               58,945
     58,345       0.96      AAA/Aaa        Impac Secured Assets CMN Owner Trust, Floating Rate Note, 11/25/34        56,041
     50,000       3.17      AAA/NR         Irvine Core Office Trust 2013-IRV, Floating Rate Note, 5/15/48 (144A)     46,870
    100,000       2.54      A/A2           JP Morgan Chase Commercial Mortgage Securities Corp., Floating
                                           Rate Note, 10/15/25 (144A)                                               100,346
     10,342       2.02      A+/Baa1        JP Morgan Mortgage Trust 2003-A1, Floating Rate Note, 10/25/33            10,226
     33,374       2.49      A+/Baa1        JP Morgan Mortgage Trust 2003-A1, Floating Rate Note, 10/25/33            32,842
     57,544       2.49      AA+/Baa3       JP Morgan Mortgage Trust 2004-A1, Floating Rate Note, 2/25/34             57,852
     40,709       3.06      AA+/Baa1       JP Morgan Mortgage Trust 2004-A1, Floating Rate Note, 2/25/34             40,418
     25,071       2.30      AA+/Baa2       JP Morgan Mortgage Trust 2004-A5, Floating Rate Note, 12/25/34            24,847
     11,789                 AAA/Aaa        LB-UBS Commercial Mortgage Trust 2004-C1, 4.568%, 1/15/31                 12,058
      2,176       1.07      BBB+/Aa2       Lehman Brothers Floating Rate Commercial Mortgage Trust 2007-LLF C5,
                                           Floating Rate Note, 6/15/22 (144A)                                         2,170
      9,328       1.11      A+/Aa1         Lehman Brothers Small Balance Commercial Mortgage Trust 2007-3
                                           Class 1A4, Floating Rate Note, 10/25/37 (144A)                             9,259
     56,204       2.11      A+/Baa2        MASTR Adjustable Rate Mortgages Trust 2003-3, Floating Rate
                                           Note, 9/25/33                                                             55,452
     33,760                 BB+/NR         MASTR Alternative Loan Trust 2004-10, 5.5%, 10/25/19                      34,620
    145,844                 B-/NR          MASTR Alternative Loan Trust 2004-6, 6.0%, 7/25/34                       149,667
    107,125                 A+/NR          MASTR Alternative Loan Trust 2005-1, 5.5%, 2/25/35                       107,202
     53,110       6.60      A-/NR          MASTR Seasoned Securitization Trust 2005-1, Floating Rate
                                           Note, 9/25/32                                                             55,545
    173,121       1.37      AAA/Aaa        NorthStar 2012-1 Mortgage Trust, Floating Rate Note, 8/25/29 (144A)      173,186
     33,948                 NR/A2          PHH Mortgage Capital LLC, 6.6%, 12/25/27 (Step) (144A)                    34,615
    138,658                 BBB+/Baa3      RALI Series 2003-QR24 Trust, 4.0%, 7/25/33                               138,586

The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                           Thrifts & Mortgage Finance - (continued)
     54,802                 CCC/NR         Residential Asset Securitization Trust 2005-A9, 5.5%, 7/25/35        $    53,257
     56,879                 CCC/NR         RFMSI Series 2005-S6 Trust, 5.25%, 8/25/35                                56,988
     66,244       0.49      A+/Baa3        Sequoia Mortgage Trust 2004-10, Floating Rate Note, 11/20/34              65,274
     83,572       0.39      BBB+/Ba3       Sequoia Mortgage Trust 2005-2, Floating Rate Note, 3/20/35                75,866
     97,539       3.00      AAA/NR         Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                89,675
     67,257       2.22      AAA/NR         Springleaf Mortgage Loan Trust 2012-2, Floating Rate Note,
                                           10/25/57 (144A)                                                           68,516
     91,243       0.85      AA+/Baa1       Structured Asset Mortgage Investments II Trust 2004-AR8, Floating
                                           Rate Note, 5/19/35                                                        88,546
     26,558       0.91      A+/Ba1         Structured Asset Mortgage Investments Trust 2003-AR2, Floating
                                           Rate Note, 12/19/33                                                       24,996
     20,169       2.72      NR/Baa2        Thornburg Mortgage Securities Trust 2003-3, Floating Rate
                                           Note, 6/25/43                                                             19,956
     20,054       4.00      AAA/Ba1        Thornburg Mortgage Securities Trust Class II4A, Floating Rate
                                           Note, 3/25/44                                                             19,921
     40,000                 AA/Aa3         TimberStar Trust 1, 5.7467%, 10/15/36 (144A)                              43,395
    400,000                 AAA/Aaa        Wachovia Bank Commercial Mortgage Trust Series 2004-C15,
                                           4.803%, 10/15/41                                                         409,057
     19,410       5.30      BBB/NR         WaMu Commercial Mortgage Securities Trust, Floating Rate Note,
                                           5/25/36 (144A)                                                            19,436
      4,556       2.21      NR/Ba3         WaMu Mortgage Pass-Through Certificates Series 2002-AR2 Trust,
                                           Floating Rate Note, 2/27/34                                                3,691
    124,281       2.49      BBB/NR         WaMu Mortgage Pass-Through Certificates Series 2005-AR3 Trust,
                                           Floating Rate Note, 3/25/35                                              123,229
     35,275       2.41      BBB+/NR        WaMu Mortgage Pass-Through Certificates, Floating Rate Note, 1/25/35      35,081
     17,549       2.49      AA+/Baa1       Wells Fargo Mortgage Backed Securities 2003-L Trust, Floating Rate
                                           Note, 11/25/33                                                            17,386
     25,905       2.63      AA+/Baa1       Wells Fargo Mortgage Backed Securities 2004-V Trust, Floating Rate
                                           Note, 10/25/34                                                            26,334
     22,267                 AA+/Baa1       Wells Fargo Mortgage Backed Securities 2006-16 Trust,
                                           5.0%, 11/25/36                                                            22,932
                                                                                                                -----------
                                                                                                                $ 4,108,310
                                                                                                                -----------
                                           Total Banks                                                          $ 4,112,127
                                                                                                                -----------
                                           Diversified Financials - 4.0%
                                           Other Diversified Financial Services - 3.4%
     75,939       2.77      A-/NR          Banc of America Mortgage 2003-F Trust, Floating Rate Note, 7/25/33   $    77,102
     65,072       2.70      AA+/NR         Banc of America Mortgage 2004-E Trust, Floating Rate Note, 6/25/34        65,258
     23,214                 A+/NR          Banc of America Mortgage Trust 2004-11, 5.75%, 1/25/35                    23,811
      3,403                 B-/NR          Banc of America Mortgage Trust 2004-7, 4.5%, 8/25/19                       3,460
     65,707                 A+/NR          Banc of America Mortgage Trust 2004-9, 5.5%, 11/25/34                     67,857
      4,091                 AA+/Baa1       Banc of America Mortgage Trust 2005-9, 4.75%, 10/25/20                     4,099
     29,882                 NR/B1          Citicorp Mortgage Securities Trust Series 2006-1, 5.0%, 2/25/36           30,804
     77,544                 NR/Baa1        Credit Suisse Commercial Mortgage Trust Series 2007-C1,
                                           5.361%, 2/15/40                                                           82,660
     24,118       0.29      AA/Aaa         Credit Suisse First Boston Mortgage Securities Corp Series 2007-TFL1,
                                           Floating Rate Note, 2/15/22 (144A)                                        23,956
     16,521                 BB-/NR         GSR Mortgage Loan Trust 2005-1F, 6.0%, 2/25/35                            16,683
    100,000       1.67      AA-/NR         Hilton USA Trust 2013-HLF, Floating Rate Note, 11/7/30 (144A)            100,007

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                           Other Diversified Financial Services - (continued)
     32,368       0.36      BB+/Baa2       Impac Secured Assets Trust 2006-5, Floating Rate Note, 12/25/36      $    29,524
    130,916                 B-/Ba2         JP Morgan Mortgage Trust 2004-S1, 6.0%, 9/25/34                          134,685
     75,426       3.00      NR/NR          La Hipotecaria Panamanian Mortgage Trust 2010-1, Floating Rate
                                           Note, 9/8/39 (144A)                                                       78,667
     50,000                 BBB-/NR        Morgan Stanley Capital I Trust 2007-HQ13, 5.569%, 12/15/44                53,931
     33,190       0.27      AA+/Aaa        Morgan Stanley Capital I, Inc., Floating Rate Note, 10/15/20 (144A)       32,558
     98,327       3.75      AAA/NR         Nationstar Mortgage Loan Trust 2013-A, Floating Rate Note,
                                           12/25/52 (144A)                                                          100,969
     40,305                 BB+/Ba3        RALI Series 2003-QS15 Trust, 5.5%, 8/25/33                                41,454
    159,621                 NR/B1          RALI Series 2004-QS13 Trust, 5.0%, 9/25/19                               163,695
     45,435                 BB+/Ba3        RALI Series 2004-QS5 Trust, 4.75%, 4/25/34                                45,969
     11,411       5.21      BBB+/Ba2       Structured Adjustable Rate Mortgage Loan Trust, Floating Rate
                                           Note, 11/25/34                                                            11,200
                                                                                                                -----------
                                                                                                                $ 1,188,349
                                                                                                                -----------
                                           Consumer Finance - 0.1%
     30,912       3.36      AA/Baa3        GMACM Mortgage Loan Trust 2003-AR1, Floating Rate Note, 10/19/33     $    31,476
                                                                                                                -----------
                                           Asset Management & Custody Banks - 0.1%
     29,977       2.59      NR/NR          Jefferies & Co., Inc., Floating Rate Note, 5/26/37 (144A)            $    29,999
                                                                                                                -----------
                                           Investment Banking & Brokerage - 0.4%
    133,189       4.88      AAA/NR         Banc of America Merrill Lynch Commercial Mortgage, Inc., Floating
                                           Rate Note, 7/10/42                                                   $   134,643
                                                                                                                -----------
                                           Total Diversified Financials                                         $ 1,384,467
                                                                                                                -----------
                                           Real Estate - 1.7%
                                           Mortgage REIT - 1.7%
     16,612       2.55      BBB+/Ba1       Credit Suisse First Boston Mortgage Securities Corp., Floating Rate
                                           Note, 11/25/33                                                       $    16,385
     49,238       5.01      NR/Aaa         Credit Suisse First Boston Mortgage Securities Corp., Floating Rate
                                           Note, 2/15/38                                                             50,647
     13,051       2.57      BBB+/B1        Credit Suisse First Boston Mortgage Securities Corp., Floating Rate
                                           Note, 6/25/34                                                             12,972
     88,996       5.11      NR/Aaa         Credit Suisse First Boston Mortgage Securities Corp., Floating Rate
                                           Note, 7/15/36                                                             90,042
    200,000       6.45      D/Caa2         Credit Suisse First Boston Mortgage Securities Corp., Floating Rate
                                           Note, 9/15/34 (144A)                                                     199,598
     25,000       4.16      NR/Baa2        Federal Home Loan Mortgage Corp., Floating Rate Note,
                                           9/25/44 (144A)                                                            24,120
     50,000       4.77      NR/A3          FREMF Mortgage Trust 2011-K702, Floating Rate Note, 4/25/44 (144A)        52,812
     50,000       4.89      NR/A3          FREMF Mortgage Trust 2011-K703, Floating Rate Note, 7/25/44 (144A)        52,938
     35,000       3.76      NR/NR          FREMF Mortgage Trust 2012-K708, Floating Rate Note, 2/25/45 (144A)        32,861
     25,000       3.49      NR/A2          FREMF Mortgage Trust Class B, Floating Rate Note, 11/25/46 (144A)         25,771
     25,000       3.82      NR/NR          FREMF Mortgage Trust Class B, Floating Rate Note, 6/25/47 (144A)          24,716
                                                                                                                -----------
                                                                                                                $   582,862
                                                                                                                -----------
                                           Diversified Real Estate Activities - 0.0%+
     18,138       0.65      AA+/Baa1       Mellon Residential Funding Corp. Mortgage Pass-Through Trust
                                           Series 2000 TBC2, Floating Rate Note, 6/15/30                        $    17,514
                                                                                                                -----------
                                           Total Real Estate                                                    $   600,376
                                                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                           Telecommunication Services - 0.5%
                                           Wireless Telecommunication Services - 0.5%
    180,000                 NR/A2          Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                      $   188,842
                                                                                                                -----------
                                           Total Telecommunication Services                                     $   188,842
                                                                                                                -----------
                                           Government - 0.8%
     87,961                 NR/NR          Federal Home Loan Mortgage Corp. REMICS, 4.0%, 6/15/22               $    93,111
     12,679                 NR/NR          Federal Home Loan Mortgage Corp. REMICS, 5.0%, 6/15/34                    12,935
     25,000                 NR/NR          Federal National Mortgage Association REMICS, 4.5%, 6/25/29               27,033
      4,314                 NR/NR          Federal National Mortgage Association REMICS, 5.0%, 9/25/39                4,416
     46,644                 NR/NR          Government National Mortgage Association, 3.0%, 4/20/41                   47,995
     23,210                 NR/NR          Government National Mortgage Association, 5.25%, 8/16/35                  25,635
    341,252       1.03      NR/NR          Government National Mortgage Association, Floating Rate
                                           Note, 2/16/53 (c)                                                         27,690
    387,704       1.08      NR/NR          Government National Mortgage Association, Floating Rate
                                           Note, 8/16/52 (c)                                                         27,545
    339,893       1.07      NR/NR          Government National Mortgage Association, Floating Rate
                                           Note, 9/16/52 (c)                                                         28,499
                                                                                                                -----------
                                                                                                                $   294,859
                                                                                                                -----------
                                           Total Government                                                     $   294,859
                                                                                                                -----------
                                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                           (Cost $6,614,161)                                                    $ 6,617,367
                                                                                                                -----------
                                           CORPORATE BONDS - 35.5%
                                           Energy - 3.7%
                                           Oil & Gas Drilling - 0.2%
     50,000                 BBB+/Baa1      Pride International, Inc., 6.875%, 8/15/20                           $    59,869
                                                                                                                -----------
                                           Oil & Gas Equipment & Services - 0.1%
     50,000                 BBB-/Baa2      Weatherford International, Ltd. Bermuda, 5.95%, 4/15/42              $    50,097
                                                                                                                -----------
                                           Oil & Gas Exploration & Production - 0.8%
    100,000                 BBB-/Ba1       Newfield Exploration Co., 5.625%, 7/1/24                             $    99,500
    100,000                 BBB/Baa1       Rosneft Finance SA, 6.625%, 3/20/17 (144A)                               110,500
     65,000                 BBB/Baa1       Rosneft Finance SA, 7.5%, 7/18/16 (144A)                                  73,044
                                                                                                                -----------
                                                                                                                $   283,044
                                                                                                                -----------
                                           Oil & Gas Refining & Marketing - 0.7%
    200,000                 BBB-/Baa2      Spectra Energy Capital LLC, 6.2%, 4/15/18                            $   225,654
                                                                                                                -----------
                                           Oil & Gas Storage & Transportation - 1.9%
     90,000                 BBB-/Baa3      Buckeye Partners LP 6.05%, 1/15/18
                                                              ,                                                 $   100,586
     75,000       5.85      BB/Baa3        DCP Midstream LLC, Floating Rate Note, 5/21/43 (144A)                     69,750
    265,000                 A/A3           Questar Pipeline Co., 5.83%, 2/1/18                                      299,714
     50,000                 BBB-/Baa2      Spectra Energy Capital LLC, 6.75%, 7/15/18                                57,375
     70,000                 BBB-/Baa3      Sunoco Logistics Partners Operations LP 6.1%, 2/15/42
                                                                                  ,                                  71,469
     69,000                 BBB-/Baa3      The Williams Companies, Inc., 7.75%, 6/15/31                              73,983
                                                                                                                -----------
                                                                                                                $   672,877
                                                                                                                -----------
                                           Total Energy                                                         $ 1,291,541
                                                                                                                -----------
                                           Materials - 1.8%
                                           Diversified Chemicals - 0.1%
     30,000                 BBB/Baa2       Eastman Chemical Co., 4.8%, 9/1/42                                   $    28,327
                                                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                           Construction Materials - 0.6%
    166,000                 B+/NR          Cemex Espana Luxembourg, 9.875%, 4/30/19 (144A)                      $   189,655
                                                                                                                -----------
                                           Diversified Metals & Mining - 0.6%
    185,000                 BB+/Baa3       AngloGold Ashanti Holdings Plc, 5.375%, 4/15/20                      $   172,975
     50,000                 BBB/Baa3       Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23                     47,282
                                                                                                                -----------
                                                                                                                $   220,257
                                                                                                                -----------
                                           Gold - 0.1%
     40,000                 BBB+/Baa2      Goldcorp, Inc., 3.7%, 3/15/23                                        $    35,774
                                                                                                                -----------
                                           Steel - 0.4%
    115,000                 BB+/Ba1        ArcelorMittal, 6.0%, 3/1/21                                          $   121,900
     25,000                 BBB/Baa2       Glencore Funding LLC, 4.125%, 5/30/23 (144A)                              23,363
                                                                                                                -----------
                                                                                                                $   145,263
                                                                                                                -----------
                                           Total Materials                                                      $   619,276
                                                                                                                -----------
                                           Capital Goods - 1.7%
                                           Aerospace & Defense - 0.2%
     50,000                 BB/Ba2         Bombardier, Inc., 4.25%, 1/15/16 (144A)                              $    52,250
                                                                                                                -----------
                                           Building Products - 0.6%
     25,000                 BBB-/Ba3       Masco Corp., 5.95%, 3/15/22                                          $    26,438
    110,000                 BBB-/Ba3       Masco Corp., 7.125%, 3/15/20                                             125,566
     50,000       5.75      BBB+/Baa2      Stanley Black & Decker, Inc., Floating Rate Note, 12/15/53                52,625
                                                                                                                -----------
                                                                                                                $   204,629
                                                                                                                -----------
                                           Construction & Farm Machinery & Heavy Trucks - 0.4%
     70,000                 A/A3           Cummins, Inc., 5.65%, 3/1/98                                         $    67,108
     65,000                 A/A3           Cummins, Inc., 6.75%, 2/15/27                                             75,803
                                                                                                                -----------
                                                                                                                $   142,911
                                                                                                                -----------
                                           Trading Companies & Distributors - 0.5%
    170,000                 BB+/NR         Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)                   $   184,864
                                                                                                                -----------
                                           Total Capital Goods                                                  $   584,654
                                                                                                                -----------
                                           Consumer Services - 0.4%
                                           Education Services - 0.4%
     50,000                 AAA/Aaa        President and Fellows of Harvard College, 2.3%, 10/1/23              $    44,636
    100,000                 AA-/Aa2        Tufts University, 5.017%, 4/15/12                                         90,756
                                                                                                                -----------
                                                                                                                $   135,392
                                                                                                                -----------
                                           Total Consumer Services                                              $   135,392
                                                                                                                -----------
                                           Media - 0.3%
                                           Cable & Satellite - 0.3%
    100,000                 BBB+/Baa1      British Sky Broadcasting Group Plc, 6.1%, 2/15/18 (144A)             $   113,845
                                                                                                                -----------
                                           Total Media                                                          $   113,845
                                                                                                                -----------
                                           Food & Staples Retailing - 0.4%
                                           Drug Retail - 0.4%
     44,289                 BBB+/Baa1      CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                       $    48,041
     83,545                 BBB+/Baa1      CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                            87,727
                                                                                                                -----------
                                                                                                                $   135,768
                                                                                                                -----------
                                           Total Food & Staples Retailing                                       $   135,768
                                                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                           Food, Beverage & Tobacco - 0.7%
                                           Packaged Foods & Meats - 0.6%
     85,000                 BBB/Baa2       Kraft Foods Group, Inc., 3.5%, 6/6/22                                   $    82,840
    120,000                 BBB-/Baa1      Mondelez International, Inc., 6.5%, 2/9/40                                  143,400
                                                                                                                   -----------
                                                                                                                   $   226,240
                                                                                                                   -----------
                                           Tobacco - 0.1%
     25,000                 BBB-/Baa2      Lorillard Tobacco Co., 3.75%, 5/20/23                                   $    22,759
                                                                                                                   -----------
                                           Total Food, Beverage & Tobacco                                          $   248,999
                                                                                                                   -----------
                                           Household & Personal Products - 0.2%
                                           Personal Products - 0.2%
     80,000                 BBB-/Baa2      Avon Products, Inc., 5.0%, 3/15/23                                      $    77,778
                                                                                                                   -----------
                                           Total Household & Personal Products                                     $    77,778
                                                                                                                   -----------
                                           Health Care Equipment & Services - 0.2%
                                           Health Care Services - 0.2%
     75,000                 A+/A1          Catholic Health Initiatives, 4.35%, 11/1/42                             $    65,063
                                                                                                                   -----------
                                           Total Health Care Equipment & Services                                  $    65,063
                                                                                                                   -----------
                                           Pharmaceuticals, Biotechnology & Life Sciences - 0.4%
                                           Life Sciences Tools & Services - 0.4%
    135,000                 BBB+/Baa2      Agilent Technologies, Inc., 6.5%, 11/1/17                               $   156,376
                                                                                                                   -----------
                                           Total Pharmaceuticals, Biotechnology & Life Sciences                    $   156,376
                                                                                                                   -----------
                                           Banks - 4.6%
                                           Diversified Banks - 1.9%
    220,000                 BBB/Baa3       Barclays Bank Plc, 6.05%, 12/4/17 (144A)                                $   245,956
     90,000                 AA-/Aa2        Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Netherlands,
                                           3.875%, 2/8/22                                                               90,491
    150,000                 A/A2           HSBC Bank Plc, 7.65%, 5/1/25                                                184,402
    100,000                 BBB/Baa2       Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                                109,498
     60,000       4.50      NR/Baa3        Scotiabank Peru SA, Floating Rate Note, 12/13/27 (144A)                      52,500
                                                                                                                   -----------
                                                                                                                   $   682,847
                                                                                                                   -----------
                                           Regional Banks - 2.1%
    145,000                 A/A2           Mellon Funding Corp., 5.5%, 11/15/18                                    $   164,200
    250,000       4.46      BBB/Baa3       The PNC Financial Services Group, Inc., Floating Rate Note (Perpetual)      249,375
     75,000       6.75      BBB/Baa3       The PNC Financial Services Group, Inc., Floating Rate Note (Perpetual)       78,038
    210,000                 A+/A1          Wachovia Bank NA, 6.0%, 11/15/17                                            242,319
                                                                                                                   -----------
                                                                                                                   $   733,932
                                                                                                                   -----------
                                           Thrifts & Mortgage Finance - 0.6%
     75,000                 BBB-/Baa2      Astoria Financial Corp., 5.0%, 6/19/17                                  $    80,448
    125,000                 BBB/Baa2       Santander Holdings USA, Inc. Pennsylvania, 3.45%, 8/27/18                   128,208
                                                                                                                   -----------
                                                                                                                   $   208,656
                                                                                                                   -----------
                                           Total Banks                                                             $ 1,625,435
                                                                                                                   -----------
                                           Diversified Financials - 7.5%
                                           Other Diversified Financial Services - 3.0%
    125,000                 BBB+/Baa2      Alterra Finance LLC, 6.25%, 9/30/20                                     $   140,636
    200,000       5.20      BB+/Ba3        Bank of America Corp., Floating Rate Note, 12/31/49 (Perpetual)             176,000
    105,000                 A-/NR          Carlyle Holdings II Finance LLC, 5.625%, 3/30/43 (144A)                     103,217

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                           Other Diversified Financial Services - (continued)
     95,000       5.95      BB+/Ba3        Citigroup, Inc., Floating Rate Note (Perpetual)                      $    87,908
    140,000                 AA/A2          General Electric Capital Corp., 5.3%, 2/11/21                            156,607
    100,000       7.12      AA-/Baa1       General Electric Capital Corp., Floating Rate Note (Perpetual)           111,750
    200,000       5.15      BBB/Ba1        JPMorgan Chase & Co., Floating Rate Note, 12/31/49 (Perpetual)           179,500
    100,000                 A/NR           KKR Group Finance Co. II LLC, 5.5%, 2/1/43 (144A)                         95,199
                                                                                                                -----------
                                                                                                                $ 1,050,817
                                                                                                                -----------
                                           Consumer Finance - 1.2%
    415,000       4.00      BBB-/Ba1       SLM Corp., Floating Rate Note, 7/25/14                               $   415,224
                                                                                                                -----------
                                           Asset Management & Custody Banks - 0.9%
     50,000                 BBB/NR         Ares Capital Corp., 4.875%, 11/30/18                                 $    51,178
    150,000                 A+/NR          Blackstone Holdings Finance Co. LLC, 6.25%, 8/15/42 (144A)               163,931
     75,000                 BBB/NR         Prospect Capital Corp., 5.875%, 3/15/23                                   72,661
     25,000       4.50      BBB/Baa2       The Bank of New York Mellon Corp., Floating Rate Note (Perpetual)         22,688
                                                                                                                -----------
                                                                                                                $   310,458
                                                                                                                -----------
                                           Investment Banking & Brokerage - 2.4%
    300,000       4.00      BB+/Ba2        Goldman Sachs Capital II, Floating Rate Note, 12/1/49 (Perpetual)    $   210,900
     75,000                 BBB/Baa3       Jefferies Group LLC, 6.875%, 4/15/21                                      85,427
    190,000                 BBB/A3         Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                              209,863
    125,000                 BBB+/Baa3      Morgan Stanley, 4.1%, 5/22/23                                            120,969
     85,000                 A-/Baa2        Morgan Stanley, 5.5%, 1/26/20                                             95,419
    115,000                 NR/Baa3        Scottrade Financial Services, Inc., 6.125%, 7/11/21 (144A)               113,563
                                                                                                                -----------
                                                                                                                $   836,141
                                                                                                                -----------
                                           Total Diversified Financials                                         $ 2,612,640
                                                                                                                -----------
                                           Insurance - 5.3%
                                           Life & Health Insurance - 2.3%
     75,000                 BBB+/NR        Delphi Financial Group, Inc., 7.875%, 1/31/20                        $    87,214
    210,000       6.05      BBB/Baa3       Lincoln National Corp., Floating Rate Note, 4/20/67                      208,425
    160,000                 BBB/Baa2       MetLife, Inc., 10.75%, 8/1/69                                            236,000
    145,000                 A-/Baa2        Protective Life Corp., 7.375%, 10/15/19                                  176,840
    100,000       5.88      BBB+/Baa2      Prudential Financial, Inc., Floating Rate Note, 9/15/42                  101,625
                                                                                                                -----------
                                                                                                                $   810,104
                                                                                                                -----------
                                           Multi-line Insurance - 0.6%
     90,000                 BBB/A3         AXA SA, 8.6%, 12/15/30                                               $   110,812
    100,000                 BBB-/Baa2      Liberty Mutual Group, Inc., 7.3%, 6/15/14 (144A)                         102,792
                                                                                                                -----------
                                                                                                                $   213,604
                                                                                                                -----------
                                           Property & Casualty Insurance - 1.5%
    100,000       6.80      BBB/Ba1        QBE Capital Funding II LP, Floating Rate Note (Perpetual) (144A)     $    99,000

    145,000       6.50      BBB/Baa1       The Allstate Corp., Floating Rate Note, 5/15/57                          150,872
     50,000                 BBB-/Baa3      The Hanover Insurance Group, Inc., 7.5%, 3/1/20                           59,152
    185,000                 BBB-/Baa3      The Hanover Insurance Group, Inc., 7.625%, 10/15/25                      217,228
                                                                                                                -----------
                                                                                                                $   526,252
                                                                                                                -----------
                                           Reinsurance - 0.9%
     65,000                 BBB/NR         Montpelier Re Holdings, Ltd., 4.7%, 10/15/22                         $    63,778
    100,000                 BBB/Baa3       Sirius International Group, Ltd., 6.375%, 3/20/17 (144A)                 108,388
    100,000       7.51      BB+/Ba2        Sirius International Group, Ltd., Floating Rate Note
                                           (Perpetual) (144A)                                                       103,047

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                           Reinsurance - (continued)
     30,000       5.88      NR/NR          Wilton Re Finance LLC, Floating Rate Note, 3/30/33 (144A)            $    29,550
                                                                                                                -----------
                                                                                                                $   304,763
                                                                                                                -----------
                                           Total Insurance                                                      $ 1,854,723
                                                                                                                -----------
                                           Real Estate - 1.9%
                                           Diversified REIT - 0.3%
     60,000                 BBB/Baa2       Digital Realty Trust LP, 4.5%, 7/15/15                               $    62,410
     45,000                 BBB/Baa2       Digital Realty Trust LP, 5.875%, 2/1/20                                   47,874
                                                                                                                -----------
                                                                                                                $   110,284
                                                                                                                -----------
                                           Industrial REIT - 0.1%
     35,000                 BBB-/Baa2      DCT Industrial Operating Partnership LP, 4.5%, 10/15/23 (144A)       $    34,009
                                                                                                                -----------
                                           Office REIT - 0.4%
     45,000                 BBB-/Baa2      Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                  $    45,281
     25,000                 BBB-/Baa3      BioMed Realty LP, 4.25%, 7/15/22                                          24,002
     35,000                 BBB-/Baa3      Corporate Office Properties LP, 3.6%, 5/15/23                             31,722
     60,000                 BBB/Baa2       Piedmont Operating Partnership LP, 3.4%, 6/1/23                           53,253
                                                                                                                -----------
                                                                                                                $   154,258
                                                                                                                -----------
                                           Retail REIT - 0.1%
     15,000                 BBB-/Baa2      DDR Corp., 4.625%, 7/15/22                                           $    15,300
                                                                                                                -----------
                                           Specialized REIT - 1.0%
     20,000                 BBB-/Baa3      CubeSmart LP, 4.8%, 7/15/22                                          $    20,543
     25,000                 BBB/Baa2       Health Care Real Estate Investment Trust, Inc., 4.5%, 1/15/24             24,684
    150,000                 BBB-/Baa3      Healthcare Realty Trust, Inc., 6.5%, 1/17/17                             168,218
    130,000                 BBB-/Baa2      Hospitality Properties Trust, 5.0%, 8/15/22                              132,111
                                                                                                                -----------
                                                                                                                $   345,556
                                                                                                                -----------
                                           Total Real Estate                                                    $   659,407
                                                                                                                -----------
                                           Software & Services - 0.1%
                                           Data Processing & Outsourced Services - 0.1%
     22,000                 B-/Caa1        First Data Corp., 8.25%, 1/15/21 (144A)                              $    23,402
                                                                                                                -----------
                                           Total Software & Services                                            $    23,402
                                                                                                                -----------
                                           Telecommunication Services - 1.1%
                                           Integrated Telecommunication Services - 0.9%
    100,000                 NR/A2          GTP Acquisition Partners I LLC, 4.347%, 6/15/16 (144A)               $   105,246
     24,753                 NR/NR          GTP Cellular Sites LLC, 3.721%, 3/15/17 (144A)                            25,300
     75,000                 BBB/Baa2       Telefonica Emisiones SAU, 6.221%, 7/3/17                                  84,549
     90,000                 BBB+/Baa1      Verizon Communications, Inc., 6.55%, 9/15/43                             105,296
                                                                                                                -----------
                                                                                                                $   320,391
                                                                                                                -----------
                                           Wireless Telecommunication Services - 0.2%
     75,000                 NR/NR          WCP Wireless Site Funding, 6.829%, 11/15/15 (144A)                   $    79,252
                                                                                                                -----------
                                           Total Telecommunication Services                                     $   399,643
                                                                                                                -----------
                                           Utilities - 5.2%
                                           Electric Utilities - 2.7%
     30,000                 A-/A3          Commonwealth Edison Co., 6.15%, 9/15/17                              $    34,666
     70,092                 BBB-/Baa3      Crockett Cogeneration LP, 5.869%, 3/30/25 (144A)                          73,571
    125,000       5.25      BBB+/A3        Electricite de France SA, Floating Rate Note (Perpetual) (144A)          124,312

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                           Electric Utilities - (continued)
     38,912                 B-/B1          FPL Energy National Wind Portfolio LLC, 6.125%, 3/25/19 (144A)       $    36,776
    200,000                 BB+/Baa3       Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                       222,250
     26,062                 NR/NR          Orcal Geothermal, Inc., 6.21%, 12/30/20 (144A)                            25,541
    100,000                 BBB/Baa3       Public Service Co. of New Mexico, 7.95%, 5/15/18                         118,867
     75,000       6.25      BBB-/Baa2      Southern California Edison Co., Floating Rate Note (Perpetual)            77,625
    225,000                 BBB+/A3        West Penn Power Co., 5.95%, 12/15/17 (144A)                              252,793
                                                                                                                -----------
                                                                                                                $   966,401
                                                                                                                -----------
                                           Gas Utilities - 0.7%
    236,131                 A+/A1          Nakilat, Inc., 6.267%, 12/31/33 (144A)                               $   247,938
                                                                                                                -----------
                                           Multi-Utilities - 0.7%
    215,000                 BBB+/Baa1      New York State Electric & Gas Corp., 6.15%, 12/15/17 (144A)          $   238,472
                                                                                                                -----------
                                           Independent Power Producers & Energy Traders - 1.1%
     85,000                 BBB-/NR        Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                         $    89,921
    140,000                 BBB-/Baa3      Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                         148,788
    143,251                 BBB-/Baa3      Panoche Energy Center LLC, 6.885%, 7/31/29 (144A)                        144,922
                                                                                                                -----------
                                                                                                                $   383,631
                                                                                                                -----------
                                           Total Utilities                                                      $ 1,836,442
                                                                                                                -----------
                                           TOTAL CORPORATE BONDS
                                           (Cost $11,569,534)                                                   $12,440,384
                                                                                                                -----------
                                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.5%
    712,704                 AAA/Aaa        Fannie Mae, 3.0%, 8/1/42-12/1/42                                     $   677,449
     99,520                 AAA/Aaa        Fannie Mae, 3.5%, 7/1/43                                                  98,965
    786,116                 NR/NR          Fannie Mae, 4.0%, 1/13/14-12/1/41                                        809,409
    314,944                 NR/NR          Fannie Mae, 4.5%, 4/1/41-12/1/43                                         334,484
     63,511                 AAA/Aaa        Fannie Mae, 5.0%, 7/1/19-7/1/40                                           68,630
     96,932                 AAA/Aaa        Fannie Mae, 5.5%, 3/1/18-12/1/34                                         105,507
     93,742                 AAA/Aaa        Fannie Mae, 5.9%, 7/1/28                                                 105,392
    190,052                 AAA/Aaa        Fannie Mae, 6.0%, 6/1/15-9/1/34                                          211,855
    118,056                 AAA/Aaa        Fannie Mae, 6.5%, 1/1/15-7/1/34                                          131,275
     30,190                 AAA/Aaa        Fannie Mae, 7.0%, 9/1/18-1/1/32                                           33,610
      2,993                 AAA/Aaa        Fannie Mae, 7.5%, 2/1/31                                                   3,553
     67,822                 AAA/Aaa        Fannie Mae, 8.0%, 2/1/29-5/1/31                                           78,893
      4,820                 AAA/Aaa        Fannie Mae, 9.5%, 2/1/21                                                   4,898
     54,068                 NR/NR          Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                           56,610
     53,205                 AAA/Aaa        Federal Home Loan Mortgage Corp., 5.0%, 12/1/21-10/1/38                   57,331
     36,775                 AAA/Aaa        Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                            40,484
     86,749                 AAA/Aaa        Federal Home Loan Mortgage Corp., 6.0%, 10/1/32-12/1/36                   97,014
     85,441                 AAA/Aaa        Federal Home Loan Mortgage Corp., 6.5%, 1/1/29-7/1/32                     95,710
     62,218                 AAA/Aaa        Federal Home Loan Mortgage Corp., 7.0%, 8/1/22-10/1/46                    68,277
      2,498                 AAA/Aaa        Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                             2,853
     99,551                 AAA/Aaa        Government National Mortgage Association I, 4.0%, 8/15/43                104,048
    154,667                 AAA/Aaa        Government National Mortgage Association I, 4.5%, 12/15/18-8/15/41       164,752
    113,028                 AAA/Aaa        Government National Mortgage Association I, 5.0%, 7/15/17-9/15/33        121,459
    163,893                 AAA/Aaa        Government National Mortgage Association I, 5.5%, 3/15/33-10/15/34       181,314
     75,179                 AAA/Aaa        Government National Mortgage Association I, 5.72%, 10/15/29               82,612
    419,482                 AAA/Aaa        Government National Mortgage Association I, 6.0%, 4/15/14-8/15/34        466,739

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
    224,525                 AAA/Aaa        Government National Mortgage Association I, 6.5%, 4/15/17-12/15/32   $   251,476
    166,198                 AAA/Aaa        Government National Mortgage Association I, 7.0%, 1/15/26-5/15/32        184,663
      8,637                 AAA/Aaa        Government National Mortgage Association I, 7.5%, 6/15/23-1/15/31          9,605
     33,555                 AAA/Aaa        Government National Mortgage Association II, 4.5%, 9/20/41                35,932
     63,597                 AAA/Aaa        Government National Mortgage Association II, 5.0%, 11/20/19-1/20/20       67,976
    118,559                 AAA/Aaa        Government National Mortgage Association II, 5.9%, 2/20/28               130,819
     65,906                 AAA/Aaa        Government National Mortgage Association II, 6.0%, 6/20/16-11/20/33       72,080
     18,991                 AAA/Aaa        Government National Mortgage Association II, 6.5%, 8/20/28-9/20/31        21,640
     27,654                 AAA/Aaa        Government National Mortgage Association II, 7.0%, 5/20/26-1/20/31        32,302
      1,486                 AAA/Aaa        Government National Mortgage Association II, 7.5%, 8/20/27                 1,720
        602                 AAA/Aaa        Government National Mortgage Association II, 8.0%, 8/20/25                   663
    127,273                 AA-/Aaa        Tennessee Valley Authority, 7.299%, 3/15/19                              147,196
    250,000                 AA+/Aaa        U.S. Treasury Bonds, 4.375%, 5/15/41                                     271,250
    300,000                 AA+/Aaa        U.S. Treasury Bonds, 4.5%, 2/15/36                                       333,799
    500,000                 NR/Aaa         U.S. Treasury Notes, 0.75%, 2/28/18                                      486,836
    400,000                 AA+/Aaa        U.S. Treasury Notes, 0.875%, 1/31/18                                     392,375
    200,000                 NR/Aaa         U.S. Treasury Notes, 2.0%, 2/15/23                                       185,531
                                                                                                                -----------
                                                                                                                $ 6,828,986
                                                                                                                -----------
                                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                           (Cost $6,663,261)                                                    $ 6,828,986
                                                                                                                -----------

                                           MUNICIPAL BONDS - 8.1%
                                           Municipal Airport - 0.2%
     75,000                 BBB/Baa1       Indianapolis Airport Authority, 5.1%, 1/15/17                        $    82,615
                                                                                                                -----------

                                           Municipal Development - 0.4%
    135,000                 BBB/Baa3       Selma Industrial Development Board, 5.8%, 5/1/34                     $   137,708
                                                                                                                -----------

                                           Municipal General - 0.8%
     90,000                 AA/A2          JobsOhio Beverage System, 3.985%, 1/1/29                             $    82,157
     25,000                 AA/A2          JobsOhio Beverage System, 4.532%, 1/1/35                                  23,154
     75,000                 A+/A1          New Jersey Transportation Trust Fund Authority, 5.5%, 6/15/41             77,923
     25,000                 AAA/Aa1        New York City Transitional Finance Authority Future Tax Secured
                                           Revenue, 5.0%, 11/1/33                                                    26,389
     25,000                 BBB/A3         Texas Municipal Gas Acquisition & Supply Corp. III, 5.0%, 12/15/30        24,005
     50,000                 BBB/A3         Texas Municipal Gas Acquisition & Supply Corp. III, 5.0%, 12/15/31        47,662
                                                                                                                -----------
                                                                                                                $   281,290
                                                                                                                -----------
                                           Municipal Higher Education - 4.2%
     10,000                 AA+/Aaa        Amherst College, 3.794%, 11/1/42                                     $     8,308
     25,000                 A+/NR          Baylor University, 4.313%, 3/1/42                                         21,822
     45,000                 AAA/Aaa        California Educational Facilities Authority, 5.0%, 6/1/43                 50,635
    150,000                 AAA/Aaa        Connecticut State Health & Educational Facility Authority, 5.0%,
                                           7/1/40                                                                   158,660
    170,000                 AAA/Aaa        Health & Educational Facilities Authority of the State of Missouri,
                                           5.0%, 11/15/39                                                           177,580
     35,000                 AAA/Aaa        Houston Higher Education Finance Corp., 4.5%, 11/15/37                    35,035

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                           Municipal Higher Education - (continued)
     75,000                 AAA/Aaa        Houston Higher Education Finance Corp., 5.0%, 5/15/40                $    78,261
     25,000                 AA/Aa1         Illinois Finance Authority, 5.0%, 10/1/51                                 24,612
     70,000                 AAA/Aaa        Massachusetts Development Finance Agency, 5.0%, 10/15/40                  74,619
     75,000                 AAA/Aaa        Massachusetts Health & Educational Facilities Authority, 5.5%, 7/1/32     91,156
     60,000                 AAA/Aaa        Massachusetts Health & Educational Facilities Authority, 6.0%, 7/1/36     67,243
     25,000                 AAA/Aaa        Massachusetts Institute of Technology, 5.6%, 7/1/11                       28,397
     50,000                 AA/Aa1         New York State Dormitory Authority Series A, 5.0%, 7/1/40                 51,873
     65,000                 AAA/Aaa        New York State Dormitory Authority, 5.0%, 10/1/41                         68,425
     25,000                 AA/Aa1         New York State Dormitory Authority, 5.0%, 7/1/35                          26,181
    200,000                 AAA/Aaa        New York State Dormitory Authority, 5.0%, 7/1/38                         209,872
     50,000                 AAA/Aaa        Permanent University Fund, 5.0%, 7/1/30                                   56,044
    105,000                 AAA/Aaa        President and Fellows of Harvard College, 6.3%, 10/1/37                  116,171
     50,000                 A+/A1          The George Washington University, 1.827%, 9/15/17                         49,326
     15,000                 AAA/Aaa        The University of Texas System, 5.0%, 8/15/43                             15,705
     50,000                 AA/Aa1         University of California, 3.38%, 5/15/28                                  44,460
                                                                                                                -----------
                                                                                                                $ 1,454,385
                                                                                                                -----------
                                           Municipal Medical - 0.1%
     50,000                 AA-/A1         Massachusetts Development Finance Agency, 5.25%, 4/1/37              $    51,638
                                                                                                                -----------

                                           Municipal Pollution - 0.3%
     60,000                 A-/Baa1        County of Sweetwater Wyoming, 5.6%, 12/1/35                          $    60,823
     60,000                 BBB/Baa3       Courtland Industrial Development Board, 5.0%, 8/1/27                      59,473
                                                                                                                -----------
                                                                                                                $   120,296
                                                                                                                -----------
                                           Municipal Power - 0.3%
    105,000                 AA-/A1         South Carolina State Public Service Authority, 5.0%, 12/1/43         $   104,189
                                                                                                                -----------

                                           Municipal Transportation - 0.2%
     50,000                 AA+/Aa2        Metropolitan Transit Authority of Harris County, 5.0%, 11/1/41       $    51,598
     10,000                 AA-/Aa3        Port Authority of New York & New Jersey, 4.458%, 10/1/62                   8,478
                                                                                                                -----------
                                                                                                                $    60,076
                                                                                                                -----------
                                           Municipal Water - 1.3%
     25,000                 AAA/Aa1        City of Charleston South Carolina Waterworks & Sewer System
                                           Revenue, 5.0%, 1/1/35                                                $    26,310
    150,000                 AAA/Aa1        City of Charleston South Carolina Waterworks & Sewer System
                                           Revenue, 5.0%, 1/1/41                                                    156,381
     85,000                 AA-/Aa3        City of San Francisco California Public Utilities Commission Water
                                           Revenue, 5.0%, 11/1/37                                                    88,160
     50,000                 AAA/Aa2        Hampton Roads Sanitation District, 5.0%, 4/1/38                           51,493
     40,000                 AAA/Aa1        Metropolitan Water Reclamation District of Greater Chicago,
                                           5.0%, 12/1/30                                                             42,190
     35,000                 AAA/Aa1        Metropolitan Water Reclamation District of Greater Chicago,
                                           5.0%, 12/1/32                                                             36,508
     50,000                 AAA/NR         Tarrant Regional Water District, 5.0%, 3/1/52                             50,852
                                                                                                                -----------
                                                                                                                $   451,894
                                                                                                                -----------

      The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                           Municipal Obligation - 0.3%
     35,000                 AAA/Aa1        State of Florida, 4.0%, 6/1/27                                       $    35,660
     10,000                 AA+/Aa1        State of Washington, 3.0%, 7/1/28                                          8,838
     50,000                 AA+/Aa1        State of Washington, 5.0%, 8/1/39                                         51,784
                                                                                                                -----------
                                                                                                                $    96,282
                                                                                                                -----------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $2,818,659)                                                    $ 2,840,373
                                                                                                                -----------

                                           SENIOR FLOATING RATE LOAN INTERESTS - 7.2%
                                           Energy - 0.3%
                                           Oil & Gas Refining & Marketing - 0.3%
    105,515       3.75      BB/Ba2         Pilot Travel Centers LLC, Refinancing Tranche B Term Loan, 3/30/18   $   105,762
                                                                                                                -----------
                                           Total Energy                                                         $   105,762
                                                                                                                -----------
                                           Capital Goods - 0.1%
                                           Trading Companies & Distributors - 0.1%
     13,730       3.75      BB/Ba3         WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19                 $    13,782
                                                                                                                -----------
                                           Total Capital Goods                                                  $    13,782
                                                                                                                -----------
                                           Transportation - 0.2%
                                           Air Freight & Logistics - 0.2%
     19,383       0.15      CCC+/B2        CEVA Group Plc, Dollar Tranche B Pre-Funded Term Loan, 8/31/16       $    18,874
     31,645       5.25      CCC+/B2        CEVA Logistics US Holdings, Inc., US Tranche B Term Loan, 8/31/16         30,815
     25,103       5.24      CCC+/NR        EGL, Inc., EGL Tranche B Term Loan, 8/31/16                               24,625
                                                                                                                -----------
                                                                                                                $    74,314
                                                                                                                -----------
                                           Total Transportation                                                 $    74,314
                                                                                                                -----------
                                           Automobiles & Components - 1.9%
                                           Auto Parts & Equipment - 1.3%
     28,440       3.17      BB-/Ba3        Allison Transmission, Inc., New Term B-2 Loan, 8/7/17                $    28,546
    118,258       3.75      B+/Ba3         Allison Transmission, Inc., Term B-3 Loan, 8/23/19                       119,071
     60,585       2.11      B/B1           Federal-Mogul Corp., Tranche B Term Loan, 12/29/14                        59,823
     35,654       2.11      B/B1           Federal-Mogul Corp., Tranche C Term Loan, 12/28/15                        35,206
    213,927       3.75      BB/Ba2         Tomkins LLC, Term B-2 Loan, 9/29/16                                      215,050
                                                                                                                -----------
                                                                                                                $   457,696
                                                                                                                -----------
                                           Tires & Rubber - 0.6%
    205,000       4.75      BB/Ba1         The Goodyear Tire & Rubber Co., Term Loan (Second Lien), 3/27/19     $   207,370
                                                                                                                -----------
                                           Total Automobiles & Components                                       $   665,066
                                                                                                                -----------
                                           Consumer Services - 0.3%
                                           Restaurants - 0.3%
    113,563       3.75      BB/Ba3         Burger King Corp., Tranche B Term Loan (2012), 9/28/19               $   114,211
                                                                                                                -----------
                                           Total Consumer Services                                              $   114,211
                                                                                                                -----------
                                           Media - 1.3%
                                           Broadcasting - 0.4%
    138,720       4.50      B+/B2          Univision Communications, Inc., 2013 Converted Extended First-Lien
                                           Term Loan, 3/1/20                                                    $   139,686
                                                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                               Value
                                           Movies & Entertainment - 0.5%
    102,671       3.75      NR/Baa3        Cinedigm Digital Funding I LLC, Term Loan, 2/28/18                   $   103,056
     83,790       3.50      BB/Ba3         Live Nation Entertainment, Inc., Term B-1 Loan, 8/17/20                   84,026
                                                                                                                -----------
                                                                                                                $   187,082
                                                                                                                -----------
                                           Publishing - 0.4%
    140,106       3.75      BB-/Ba3        Interactive Data Corp., Refinanced Term Loan, 2/11/18                $   140,500
                                                                                                                -----------
                                           Total Media                                                          $   467,268
                                                                                                                -----------
                                           Household & Personal Products - 0.6%
                                           Personal Products - 0.6%
    215,357       3.50      BB-/Ba3        NBTY, Inc., Term B-2 Loan, 10/1/17                                   $   217,197
                                                                                                                -----------
                                           Total Household & Personal Products                                  $   217,197
                                                                                                                -----------
                                           Health Care Equipment & Services - 1.3%
                                           Health Care Facilities - 0.6%
     30,875       3.00      BB/Ba3         HCA, Inc., Tranche B-4 Term Loan, 5/1/18                             $    30,942
     74,045       2.92      BB/Ba3         HCA, Inc., Tranche B-5 Term Loan, 3/31/17                                 74,190
     85,937       2.42      BB+/Ba2        Universal Health Services, Inc., Tranche B-1 Term Loan, 11/15/16          86,421
                                                                                                                -----------
                                                                                                                $   191,553
                                                                                                                -----------
                                           Health Care Technology - 0.7%
    240,653       3.75      BB-/Ba3        IMS Health, Inc., Tranche B-1 Dollar Term Loan, 9/1/17               $   241,976
                                                                                                                -----------
                                           Total Health Care Equipment & Services                               $   433,529
                                                                                                                -----------
                                           Pharmaceuticals, Biotechnology & Life Sciences - 0.5%
                                           Life Sciences Tools & Services - 0.5%
    185,284       3.67      BB-/Ba3        Catalent Pharma Solutions, Inc., Refinancing Dollar Term-1
                                           (2016), 9/15/16                                                      $   186,403
                                                                                                                -----------
                                           Total Pharmaceuticals, Biotechnology & Life Sciences                 $   186,403
                                                                                                                -----------
                                           Diversified Financials - 0.3%
                                           Investment Banking & Brokerage - 0.3%
     98,258       3.25      BB-/Ba2        LPL Holdings, Inc., 2013 Incremental Tranche B Term Loan, 3/29/19    $    98,380
                                                                                                                -----------
                                           Total Diversified Financials                                         $    98,380
                                                                                                                -----------
                                           Software & Services - 0.4%
                                           IT Consulting & Other Services - 0.2%
     62,266       3.92      BB/Ba3         SunGard Data Systems, Inc., Tranche C Term Loan, 2/28/17             $    62,597
                                                                                                                -----------
                                           Data Processing & Outsourced Services - 0.1%
      3,383       4.16      B+/B1          First Data Corp., 2017 New Dollar Term Loan, 3/24/17                 $     3,393
     44,590       4.16      B+/B1          First Data Corp., 2018 Dollar Term Loan, 3/23/18                          44,698
                                                                                                                -----------
                                                                                                                $    48,091
                                                                                                                -----------
                                           Systems Software - 0.1%
     13,843       2.17      BB/Ba3         The Reynolds & Reynolds Co., Tranche B Term Loan, 4/21/16            $    13,899
                                                                                                                -----------
                                           Total Software & Services                                            $   124,587
                                                                                                                -----------
                                           TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                           (Cost $2,436,296)                                                    $ 2,500,499
                                                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     Shares                                                                                                           Value
                                           RIGHTS / WARRANTS - 0.0%+
                                           Automobiles & Components - 0.0%+
                                           Auto Parts & Equipment - 0.0%+
         37                                Lear Corp., 11/9/14                                                  $     6,033
                                                                                                                -----------
                                           TOTAL RIGHTS / WARRANTS
                                           (Cost $1,998)                                                        $     6,033
                                                                                                                -----------
                                           TOTAL INVESTMENT IN SECURITIES - 99.5%
                                           (Cost $33,568,052) (a)                                               $34,823,769
                                                                                                                -----------
                                           OTHER ASSETS & LIABILITIES - 0.5%                                    $   177,303
                                                                                                                -----------
                                           TOTAL NET ASSETS - 100.0%                                            $35,001,069
                                                                                                                ===========

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2013, the value of these securities amounted to $7,299,740 or 20.9% of total net assets.

+          Amount rounds to less than 0.1%.

NR         Not rated by either S&P or Moody's.

WR         Rating withdrawn by either S&P or Moody's.

Perpetual  Security with no stated maturity date.

(Cat Bond) Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

Step Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT       Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2013, the value of these securities amounted to $7,299,740 or 20.9% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
           Rate), (ii) the prime rate offered by one or more major U.S. banks,
           (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $33,627,641 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                                            $1,703,960

              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                                              (507,832)
                                                                                                     ----------
              Net unrealized appreciation                                                            $1,196,128
                                                                                                     ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2013 were as follows:

                                                                Purchases            Sales
            Long-Term U.S. Government Securities                $4,262,226      $4,166,359
            Other Long-Term Securities                          $8,207,120      $7,664,308

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of December 31, 2013, in valuing the Portfolio's investments:

                                                Level 1      Level 2      Level 3        Total
Convertible Corporate Bonds                   $        --  $   304,300  $         --  $   304,300
Preferred Stocks                                  478,890      215,112       111,878      805,880
Convertible Preferred Stocks                      171,275           --            --      171,275
Asset Backed Securities                                --    2,308,672            --    2,308,672
Collateralized Mortgage Obligations                    --    6,617,367            --    6,617,367
Corporate Bonds                                        --   12,440,384            --   12,440,384
U.S. Government Agency Obligations                     --    6,828,986            --    6,828,986
Municipal Bonds                                        --    2,840,373            --    2,840,373
Senior Floating Rate Loan Interests                    --    2,500,499            --    2,500,499
Rights/Warrants                                     6,033           --            --        6,033
                                              -----------  -----------  ------------  -----------
Total                                         $   656,198  $34,055,693  $    111,878  $34,823,769
                                              -----------  -----------  ------------  -----------
Other Financial Instruments
Unrealized Appreciation on Futures Contracts  $    30,125  $        --    $       --  $    30,125
                                              -----------  -----------  ------------  -----------
Total Other Financial Instruments             $    30,125  $        --    $       --  $    30,125
                                              -----------  -----------  ------------  -----------

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                                                       Preferred
                                                                                         Stocks
Balance as of 12/31/12                                                                $        --
Realized gain (loss)(1)                                                                        --
Change in unrealized appreciation (depreciation)(2)                                         6,878
Purchases                                                                             $   105,000
Sales                                                                                          --
Transfers in to Level 3*                                                                       --
Transfers out of Level 3*                                                                      --
                                                                                      -----------
Balance as of 12/31/13                                                                $   111,878
                                                                                      -----------

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended December 31, 2013, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of investments still
held as of 12/31/13                                                                   $     6,878
                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended Year Ended Year Ended Year Ended Year Ended
                                                                    12/31/13   12/31/12   12/31/11   12/31/10   12/31/09
Class I
Net asset value, beginning of period                                $ 11.49    $ 11.89    $ 11.84    $ 11.39    $ 10.24
                                                                    -------    -------    -------    -------    -------
Net increase (decrease) from investment operations:
   Net investment income                                            $  0.46    $  0.50    $  0.61    $  0.57    $  0.60
   Net realized and unrealized gain (loss) on investments             (0.34)      0.49       0.03       0.46       1.15
                                                                    -------    -------    -------    -------    -------
     Net increase from investment operations                        $  0.12    $  0.99    $  0.64    $  1.03    $  1.75
Distributions to shareowners:
   Net investment income                                              (0.48)     (0.55)     (0.59)     (0.58)     (0.60)
   Net realized gain                                                  (0.12)     (0.84)        --         --         --
                                                                    -------    -------    -------    -------    -------
Total distributions                                                 $ (0.60)   $ (1.39)   $ (0.59)   $ (0.58)   $ (0.60)
                                                                    -------    -------    -------    -------    -------
Net increase (decrease) in net asset value                          $ (0.48)   $ (0.40)   $  0.05    $  0.45    $  1.15
                                                                    -------    -------    -------    -------    -------
Net asset value, end of period                                      $ 11.01    $ 11.49    $ 11.89    $ 11.84    $ 11.39
                                                                    =======    =======    =======    =======    =======
Total return*                                                          1.02%      8.75%      5.53%      9.21%     17.58%
Ratio of net expenses to average net assets                            0.62%      0.62%      0.62%      0.62%      0.62%
Ratio of net investment income to average net assets                   4.07%      4.29%      5.12%      4.83%      5.53%
Portfolio turnover rate                                                  33%        26%        38%        51%        42%
Net assets, end of period (in thousands)                            $26,689    $32,367    $33,151    $39,247    $40,031
Ratios with no waiver of fees by the Adviser:
   Total expenses                                                      1.08%      1.07%      0.86%      0.74%      0.76%
   Net investment income                                               3.61%      3.83%      4.88%      4.71%      5.39%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended Year Ended Year Ended Year Ended Year Ended
                                                                    12/31/13   12/31/12   12/31/11   12/31/10   12/31/09
Class II
Net asset value, beginning of period                                $ 11.50    $ 11.90    $ 11.84    $ 11.39    $ 10.24
                                                                    -------    -------    -------    -------    -------
Net increase (decrease) from investment operations:
   Net investment income                                            $  0.41    $  0.45    $  0.58    $  0.54    $  0.57
   Net realized and unrealized gain (loss) on investments             (0.31)      0.50       0.05       0.46       1.16
                                                                    -------    -------    -------    -------    -------
     Net increase from investment operations                        $  0.10    $  0.95    $  0.63    $  1.00    $  1.73
Distributions to shareowners:
   Net investment income                                              (0.45)     (0.51)     (0.57)     (0.55)     (0.58)
   Net realized gain                                                  (0.12)     (0.84)        --         --         --
                                                                    -------    -------    -------    -------    -------
Total distributions                                                 $ (0.57)   $ (1.35)   $ (0.57)   $ (0.55)   $ (0.58)
                                                                    -------    -------    -------    -------    -------
Net increase (decrease) in net asset value                          $ (0.47)   $ (0.40)   $  0.06    $  0.45    $  1.15
                                                                    -------    -------    -------    -------    -------
Net asset value, end of period                                      $ 11.03    $ 11.50    $ 11.90    $ 11.84    $ 11.39
                                                                    =======    =======    =======    =======    =======
Total return*                                                          0.83%      8.43%      5.37%      8.94%     17.29%
Ratio of net expenses to average net assets                            0.90%      0.91%      0.87%      0.87%      0.87%
Ratio of net investment income to average net assets                   3.69%      3.99%      4.63%      4.57%      5.27%
Portfolio turnover rate                                                  33%        26%        38%        51%        42%
Net assets, end of period (in thousands)                            $ 8,313    $ 5,027    $ 4,281    $35,854    $32,021
Ratios with no waiver of fees by the Adviser:
     Total expenses                                                    1.36%      1.36%      1.04%      0.99%      1.01%
     Net investment income                                             3.23%      3.54%      4.46%      4.45%      5.13%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/13
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $33,568,052)                         $34,823,769
  Cash                                                                    703,087
  Futures Collateral                                                       11,768
  Receivables --
     Investment securities sold                                           730,899
     Portfolio shares sold                                                 46,171
     Interest                                                             263,668
     Dividends                                                              4,615
     Variation margin                                                      30,867
  Due from Pioneer Investment Management, Inc.                             22,609
  Other assets                                                             16,704
                                                                      -----------
         Total assets                                                 $36,654,157
                                                                      -----------
LIABILITIES:
  Payables --
     Investment securities purchased                                  $ 1,462,183
     Portfolio shares repurchased                                          93,478
  Due to affiliates                                                        18,014
  Accrued expenses                                                         79,413
                                                                      -----------
         Total liabilities                                            $ 1,653,088
                                                                      -----------
NET ASSETS:
  Paid-in capital                                                     $33,393,774
  Undistributed net investment income                                     140,665
  Accumulated net realized gain on investments and futures contracts      180,788
  Net unrealized appreciation on investments                            1,255,717
  Net unrealized appreciation on futures contracts                         30,125
                                                                      -----------
         Total net assets                                             $35,001,069
                                                                      ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $26,688,539/2,424,502 shares)                     $     11.01
                                                                      ===========
  Class II (based on $8,312,530/753,579 shares)                       $     11.03
                                                                      ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/13

INVESTMENT INCOME:
  Interest                                                                                $  1,676,924
  Dividends                                                                                     43,622
                                                                                          ------------
         Total investment income                                                                         $  1,720,546
                                                                                                         ------------
EXPENSES:
  Management fees                                                                         $    184,113
  Transfer agent fees
     Class I                                                                                     1,500
     Class II                                                                                    1,500
  Distribution fees
     Class II                                                                                   17,729
  Administrative reimbursement                                                                  26,051
  Custodian fees                                                                                48,125
  Professional fees                                                                             44,338
  Printing expense                                                                              27,992
  Fees and expenses of nonaffiliated Trustees                                                    5,856
  Miscellaneous                                                                                 60,661
                                                                                          ------------
     Total expenses                                                                                      $    417,865
         Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                     (169,377)
                                                                                                         ------------
         Net expenses                                                                                    $    248,488
                                                                                                         ------------
         Net investment income                                                                           $  1,472,058
                                                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
  Net realized gain on:
     Investments                                                                          $    184,764
     Class action                                                                               19,988
     Futures contracts                                                                          26,043   $    230,795
                                                                                          ------------   ------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                                          $ (1,418,154)
     Futures contracts                                                                          31,930   $ (1,386,224)
                                                                                          ------------   ------------
  Net loss on investments and futures contracts                                                          $ (1,155,429)
                                                                                                         ------------
  Net increase in net assets resulting from operations                                                   $    316,629
                                                                                                         ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           Year Ended     Year Ended
                                                                                            12/31/13       12/31/12
FROM OPERATIONS:
Net investment income                                                                     $  1,472,058   $  1,607,411
Net realized gain on investments and futures contracts                                         230,795        359,488
Change in net unrealized appreciation (depreciation) on investments and futures contracts   (1,386,224)     1,152,606
                                                                                          ------------   ------------
     Net increase in net assets resulting from operations                                 $    316,629   $  3,119,505
                                                                                          ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class I ($0.48 and $0.55 per share, respectively)                                    $ (1,262,611)  $ (1,525,838)
     Class II ($0.45 and $0.51 per share, respectively)                                       (278,010)      (218,951)
Net realized gains:
     Class I ($0.12 and $0.84 per share, respectively)                                    $   (305,519)  $ (2,248,047)
     Class II ($0.12 and $0.84 per share, respectively)                                        (72,156)      (358,955)
                                                                                          ------------   ------------
     Total distributions to shareowners                                                   $ (1,918,296)  $ (4,351,791)
                                                                                          ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                          $ 10,086,139   $  7,164,963
Reinvestment of distributions                                                                1,918,296      4,351,261
Cost of shares repurchased                                                                 (12,795,516)   (10,322,134)
                                                                                          ------------   ------------
     Net increase (decrease) in net assets resulting from
         Portfolio share transactions                                                     $   (791,081)  $  1,194,090
                                                                                          ------------   ------------
     Net decrease in net assets                                                           $ (2,392,748)  $    (38,196)
NET ASSETS:
Beginning of year                                                                           37,393,817     37,432,013
                                                                                          ------------   ------------
End of year                                                                               $ 35,001,069   $ 37,393,817
                                                                                          ============   ============
Undistributed net investment income                                                       $    140,665   $    151,139
                                                                                          ============   ============

                                                                  '13 Shares     '13 Amount  '12 Shares    '12 Amount
CLASS I
Shares sold                                                          174,770   $  1,973,821     301,880   $ 4,005,248
Reinvestment of distributions                                        140,062      1,568,130     330,266     3,773,355
Less shares repurchased                                             (706,627)    (7,946,771)   (603,741)   (7,062,995)
                                                                   ---------   ------------   ---------   -----------
   Net increase (decrease)                                          (391,795)  $ (4,404,820)     28,405   $   715,608
                                                                   =========   ============   =========   ===========
CLASS II
Shares sold                                                          716,983   $  8,112,318     268,183   $ 3,159,715
Reinvestment of distributions                                         31,933        350,166      50,628       577,906
Less shares repurchased                                             (432,363)    (4,848,745)   (241,400)   (3,259,139)
                                                                   ---------   ------------   ---------   -----------
   Net increase                                                      316,553   $  3,613,739      77,411   $   478,482
                                                                   =========   ============   =========   ===========

The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Class II shares commenced operations on November 9, 2007. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of Board of Trustees. PIM's fair valuation ream is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2013, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2013, the Portfolio reclassified $58,089 to increase undistributed net investment income and $58,089 to decrease accumulated net realized gain on investments and futures contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets, or the results of operations.

     The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 and the components of distributable earnings on a federal income tax basis at December 31, 2013, were as follows:

--------------------------------------------------------------------------------
                                                    2013                 2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                  $1,677,688           $1,744,789
Long-term capital gain                              240,608            2,607,002
                                                 ----------           ----------
   Total distributions                            1,918,296           $4,351,791
                                                 ==========           ==========
Distributable Earnings:
Undistributed ordinary income                    $  220,159
Undistributed long-term gain                        191,008
Net unrealized appreciation                       1,196,128
                                                 ----------
   Total                                         $1,607,295
                                                 ==========

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to the tax treatment of premium and amortization,the mark-to-market of futures contracts and catastrophe bonds and interest accruals on preferred stock.

C.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $216,686 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2013. Distribution

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

     fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day. During the year ended December 31, 2013 the Portfolio recognized gains of $19,988 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

     The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.   Risks

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

E.   Futures Contracts

     The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. The amount of cash deposited with a broker as collateral at December 31, 2013 was $11,768. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended December 31, 2013 was 4,795,332.

     At December 31, 2013, open futures contracts were as follows:

--------------------------------------------------------------------------------
                             Number of                             Unrealized
                             Contracts   Settlement                Appreciation
Type                        Long/(Short)   Month        Value     (Depreciation)
--------------------------------------------------------------------------------
U.S. 10 Year Note (CBT)          1         3/14     $    123,047     $ (2,250)
U.S. Ultra Bond (CBT)           10         3/14        1,362,500      (20,547)
U.S. 2 Year Note (CBT)          (4)        3/14         (879,250)       1,562
U.S. 5 Year Note (CBT)         (24)        3/14       (2,863,500)      36,376
U.S. Long Bond Note (CBT)       (7)        3/14         (898,188)      14,984
--------------------------------------------------------------------------------
                                                    $ (3,155,391)    $ 30,125
--------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Fees waived and expenses reimbursed during the year ended December 31, 2013, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,538 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $250 in transfer agent fees payable to PIMSS at December 31, 2013.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $226 in distribution fees payable to PFD at December 31, 2013.

5. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of December 31, 2013.

---------------------------------------------------------------------------------------------------------
Assets:

                                                    Net               Gross Amounts
                                                 Amounts of         Not Offset in the
                                    Gross          Assets              Statement of
                                   Amounts       Presented        Assets and Liabilities
                     Gross      Offset in the      in the      ---------------------------
                   Amounts of   Statement of    Statement of                       Cash
                   Recognized    Assets and      Assets and     Financial       Collateral
Description          Assets      Liabilities     Liabilities   Instruments       Received      Net Amount
---------------------------------------------------------------------------------------------------------
Interest Rate
   Futures          $ 52,922      $(22,797)       $ 30,125         $ --              $ --         $30,125
---------------------------------------------------------------------------------------------------------
                    $ 52,922      $(22,797)       $ 30,125         $ --              $ --         $30,125
---------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Liabilities:

                                                    Net               Gross Amounts
                                                 Amounts of         Not Offset in the
                                    Gross       Liabilities           Statement of
                                   Amounts       Presented        Assets and Liabilities
                     Gross      Offset in the      in the      ---------------------------
                   Amounts of   Statement of    Statement of                       Cash
                   Recognized    Assets and      Assets and     Financial       Collateral
Description       Liabilities   Liabilities     Liabilities    Instruments       Pledged      Net Amount
---------------------------------------------------------------------------------------------------------
Interest Rate
Futures             $ 22,797      $(22,797)       $  --            $ --              $ --         $   --
---------------------------------------------------------------------------------------------------------
                    $ 22,797      $(22,797)       $  --            $ --              $ --         $   --
---------------------------------------------------------------------------------------------------------

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of December 31, 2013 were as follows:

---------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                   Asset Derivatives 2013                Liabilities Derivatives 2013
Hedging Instruments         ------------------------------------     ------------------------------------
Under Accounting              Statement of Assets                     Statement of Assets
Standards Codification           and Liabilities                         and Liabilities
(ASC) 815 Location                  Location               Value            Location                Value
---------------------------------------------------------------------------------------------------------
Interest Rate Futures*      Net unrealized appreciation  $30,125     Net unrealized depreciation    $  --
                               on futures contracts                    on futures contracts
---------------------------------------------------------------------------------------------------------
    Total                                                $30,125                                    $  --
---------------------------------------------------------------------------------------------------------

* Reflects the unrealized appreciation (depreciation) on futures contracts (see Note 1E). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

---------------------------------------------------------------------------------------------------------
                                                                                            Change in
                                                                                            Unrealized
                                                                            Realized Gain Appreciation or
Derivatives Not Accounted for                                                or (Loss) on (Depreciation)
as Hedging Instruments Under     Location of Gain or (Loss)                  Derivatives  on Derivatives
Accounting Standards            on Derivatives Recognized                    Recognized   Recognized in
Codification (ASC) 815                 in Income                              in Income      Income
---------------------------------------------------------------------------------------------------------
Interest Rate Futures         Net realized gain (loss) on futures contracts    $26,043
Interest Rate Futures         Change in unrealized appreciation
                              (depreciation) on futures contracts                             $31,930
---------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Bond VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Bond VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) (the "Trust") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2014

Pioneer Bond VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

ADDITIONAL INFORMATION (unaudited)

The percentages of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 81.00% and 8.34%, respectively.

Pioneer Bond VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Bond VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2013 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees review the Portfolio's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one, three, five and ten year periods ended June 30, 2013. The Trustees also considered that the Portfolio's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Portfolio's benchmark index for the same period. The Trustees noted the discussions held throughout the year regarding the Portfolio's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2013 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2013 was in the third quintile relative to its Morningstar peer group and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Portfolio.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and qualify of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Portfolio. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 54 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 49 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD      LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST     AND TERM OF OFFICE       PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Thomas J. Perna (63)       Chairman of the    Trustee since 2006.      Private investor (2004 - 2008 and   Director, Broadridge
                           Board and Trustee  Serves until a           2013 - present); Chairman (2008 -   Financial Solutions, Inc.
                                              successor trustee is     2013) and Chief Executive Officer   (investor communications
                                              elected or earlier       (2008 - 2012), Quadriserv, Inc.     and securities processing
                                              retirement or removal.   (technology products for            provider for financial
                                                                       securities lending industry); and   services industry) (2009
                                                                       Senior Executive Vice President,    - present); Director,
                                                                       The Bank of New York (financial     Quadriserv, Inc. (2005 -
                                                                       and securities services) (1986 -    2013); and Commissioner,
                                                                       2004)                               New Jersey State Civil
                                                                                                           Service Commission (2011
                                                                                                           - present)
====================================================================================================================================
David R. Bock (70)         Trustee            Trustee since 2005.      Managing Partner, Federal City      Director of Enterprise
                                              Serves until a           Capital Advisors (corporate         Community Investment,
                                              successor trustee is     advisory services company) (1997    Inc. (privately held
                                              elected or earlier       - 2004 and 2008 - present);         affordable housing
                                              retirement or removal.   Interim Chief Executive Officer,    finance company) (1985 -
                                                                       Oxford Analytica, Inc. (privately   2010); Director of Oxford
                                                                       held research and consulting        Analytica, Inc. (2008 -
                                                                       company) (2010); Executive Vice     present); Director of The
                                                                       President and Chief Financial       Swiss Helvetia Fund, Inc.
                                                                       Officer, I-trax, Inc. (publicly     (closed-end fund) (2010 -
                                                                       traded health care services         present); and Director of
                                                                       company) (2004 - 2007); and         New York Mortgage Trust
                                                                       Executive Vice President and        (publicly traded mortgage
                                                                       Chief Financial Officer, Pedestal   REIT) (2004 - 2009, 2012
                                                                       Inc. (internet-based mortgage       - present)
                                                                       trading company) (2000 - 2002)
====================================================================================================================================
Benjamin M. Friedman (69)  Trustee            Trustee since 2008.      William Joseph Maier Professor of   Trustee, Mellon
                                              Serves until a           Political Economy, Harvard          Institutional Funds
                                              successor trustee is     University (1972 - present)         Investment Trust and
                                              elected or earlier                                           Mellon Institutional
                                              retirement or removal.                                       Funds Master Portfolio
                                                                                                           (oversaw 17 portfolios in
                                                                                                           fund complex) (1989-2008)
====================================================================================================================================

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE      PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Margaret B.W. Graham (66)  Trustee         Trustee since 2000.     Founding Director, Vice President   None
                                           Serves until a          and Corporate Secretary, The
                                           successor trustee is    Winthrop Group, Inc. (consulting
                                           elected or earlier      firm) (1982 - present); Desautels
                                           retirement or removal.  Faculty of Management, McGill
                                                                   University (1999 - present); and
                                                                   Manager of Research Operations
                                                                   and Organizational Learning,
                                                                   Xerox PARC, Xerox's advance
                                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (65)   Trustee         Trustee since 1995.     President and Chief Executive       Director of New America
                                           Serves until a          Officer, Newbury, Piret &           High Income Fund, Inc.
                                           successor trustee is    Company, Inc. (investment banking   (closed-end investment
                                           elected or earlier      firm) (1981 - present)              company) (2004 -
                                           retirement or removal.                                      present); and member,
                                                                                                       Board of Governors,
                                                                                                       Investment Company
                                                                                                       Institute (2000 - 2006)
====================================================================================================================================
Stephen K. West (85)       Trustee         Trustee since 2008.     Senior Counsel, Sullivan &          Director, The Swiss
                                           Serves until a          Cromwell LLP (law firm) (1998 -     Helvetia Fund, Inc.
                                           successor trustee is    present); and Partner, Sullivan &   (closed-end investment
                                           elected or earlier      Cromwell LLP (prior to 1998)        company) (1995 - 2012);
                                           retirement or removal.                                      and Director, Invesco,
                                                                                                       Ltd. (formerly AMVESCAP,
                                                                                                       PLC) (investment manager)
                                                                                                       (1997-2005)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE       PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
Daniel K.                  Trustee,        Trustee since 2007.      Chairman (2013 - present),         None
Kingsbury (55)*            President and   Serves until a           Director, CEO and President of
                           Chief           successor trustee is     PIM-USA (since February 2007);
                           Executive       elected or earlier       Chairman (2013 - present),
                           Officer         retirement or removal.   Director and President of Pioneer
                                                                    and Pioneer Institutional Asset
                                                                    Management, Inc. (since February
                                                                    2007); President and Chief
                                                                    Executive Officer of all the
                                                                    Pioneer Funds (since 2014);
                                                                    Executive Vice President of all
                                                                    of the Pioneer Funds (2007 -
                                                                    2013); Director of PGAM (2007 -
                                                                    2010); Head of New Europe
                                                                    Division, PGAM (2000 - 2005); and
                                                                    Head of New Markets Division,
                                                                    PGAM (2005 - 2007)
====================================================================================================================================

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

++ Effective January 28, 2014, Mr. Marc O. Mayer became an Independent Trustee of the Portfolio, and Mr. Kenneth J. Taubes became an Interested Trustee of the Portfolio.

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS+++
--------------------------------------------------------------------------------

                           POSITION HELD         LENGTH OF SERVICE                                              OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE      PRINCIPAL OCCUPATION                   HELD BY THIS OFFICER
John F. Cogan, Jr. (87)**  President and Chief   Since 1994. Serves at   President of all of the Pioneer        None
                           Executive Officer***  the discretion of the   Funds; Non-Executive Chairman and a
                                                 Board.                  director of Pioneer Investment
                                                                         Management USA Inc. ("PIM-USA")
                                                                         (until November 2013); Chairman and a
                                                                         director of Pioneer (until November
                                                                         2013); Chairman and Director of
                                                                         Pioneer Institutional Asset
                                                                         Management, Inc. (until November
                                                                         2013); Director of Pioneer
                                                                         Alternative Investment Management
                                                                         Limited (Dublin) (until October
                                                                         2011); President and a director of
                                                                         Pioneer Alternative Investment
                                                                         Management (Bermuda) Limited and
                                                                         affiliated funds (until November
                                                                         2013); Deputy Chairman and a director
                                                                         of Pioneer Global Asset Management
                                                                         S.p.A. ("PGAM") (until April 2010);
                                                                         Director of Nano-C, Inc. (since
                                                                         2003); Director of Cole Management
                                                                         Inc. (2004 - 2011); Director of
                                                                         Fiduciary Counseling, Inc. (until
                                                                         December 2011); Trustee of all of the
                                                                         Pioneer Funds (until November 2013);
                                                                         and Retired Partner, Wilmer Cutler
                                                                         Pickering Hale and Dorr LLP
====================================================================================================================================
Christopher J. Kelley (49) Secretary and Chief   Since 2003. Serves at   Vice President and Associate General   None
                           Legal Officer         the discretion of the   Counsel of Pioneer since January
                                                 Board.                  2008; Secretary and Chief Legal
                                                                         Officer of all of the Pioneer Funds
                                                                         since June 2010; Assistant Secretary
                                                                         of all of the Pioneer Funds from
                                                                         September 2003 to May 2010; and Vice
                                                                         President and Senior Counsel of
                                                                         Pioneer from July 2002 to December
                                                                         2007
====================================================================================================================================
Carol B. Hannigan (52)     Assistant Secretary   Since 2010. Serves at   Fund Governance Director of Pioneer    None
                                                 the discretion of the   since December 2006 and Assistant
                                                 Board.                  Secretary of all the Pioneer Funds
                                                                         since June 2010; Manager - Fund
                                                                         Governance of Pioneer from December
                                                                         2003 to November 2006; and Senior
                                                                         Paralegal of Pioneer from January
                                                                         2000 to November 2003.
====================================================================================================================================
Thomas Reyes (51)          Assistant Secretary   Since 2010. Serves at   Counsel of Pioneer since June 2007     None
                                                 the discretion of the   and Assistant Secretary of all the
                                                 Board.                  Pioneer Funds since June 2010; and
                                                                         Vice President and Counsel at State
                                                                         Street Bank from October 2004 to June
                                                                         2007
====================================================================================================================================
Mark E. Bradley (54)       Treasurer and Chief   Since 2008. Serves at   Vice President - Fund Treasury of      None
                           Financial and         the discretion of the   Pioneer; Treasurer of all of the
                           Accounting Officer    Board.                  Pioneer Funds since March 2008;
                                                                         Deputy Treasurer of Pioneer from
                                                                         March 2004 to February 2008; and
                                                                         Assistant Treasurer of all of the
                                                                         Pioneer Funds from March 2004 to
                                                                         February 2008
====================================================================================================================================
Luis I. Presutti (48)      Assistant Treasurer   Since 2000. Serves at   Director - Fund Treasury of Pioneer;   None
                                                 the discretion of the   and Assistant Treasurer of all of the
                                                 Board.                  Pioneer Funds
====================================================================================================================================
Gary Sullivan (55)         Assistant Treasurer   Since 2002. Serves at   Fund Accounting Manager - Fund         None
                                                 the discretion of the   Treasury of Pioneer; and Assistant
                                                 Board.                  Treasurer of all of the Pioneer Funds
====================================================================================================================================

** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

*** Mr. Cogan resigned as President and Chief Executive Officer of the Portfolio effective January 1, 2014.

+++ Mr. Mark D. Goodwin became Executive Vice President of the Portfolio effective January 28, 2014.

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD         LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE       PRINCIPAL OCCUPATION                HELD BY THIS OFFICER
David F. Johnson (34)      Assistant Treasurer   Since 2009. Serves at    Fund Administration Manager -       None
                                                 the discretion of the    Fund Treasury of Pioneer since
                                                 Board.                   November 2008; Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since January 2009; and
                                                                          Client Service Manager -
                                                                          Institutional Investor Services
                                                                          at State Street Bank from March
                                                                          2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)       Chief Compliance      Since 2010. Serves at    Chief Compliance Officer of         None
                           Officer               the discretion of the    Pioneer and of all the Pioneer
                                                 Board.                   Funds since March 2010; Director
                                                                          of Adviser and Portfolio
                                                                          Compliance at Pioneer since
                                                                          October 2005; and Senior
                                                                          Compliance Officer for Columbia
                                                                          Management Advisers, Inc. from
                                                                          October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)       Anti-Money            Since 2006. Serves at    Director - Transfer Agency          None
                           Laundering Officer    the discretion of the    Compliance of Pioneer and
                                                 Board.                   Anti-Money Laundering Officer of
                                                                          all the Pioneer funds since 2006
-----------------------------------------------------------------------------------------------------------------------------------

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18656-08-0214

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                      Pioneer Disciplined Value VCT Portfolio -- Class II Shares
                    (formerly known as Pioneer Fundamental Value VCT Portfolio)*

                                                                   ANNUAL REPORT

                                                               December 31, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

* Effective May 1, 2013, Pioneer Fundamental Value VCT Portfolio was renamed Pioneer Disciplined Value VCT Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Disciplined Value VCT Portfolio

   Portfolio and Performance Update                                            2

   Comparing Ongoing Portfolio Expenses                                        3

   Portfolio Management Discussion                                             4

   Schedule of Investments                                                     7

   Financial Statements                                                       10

   Notes to Financial Statements                                              14

   Report of Independent Registered Public Accounting Firm                    17

   Approval of Investment Advisory Agreement                                  18

   Trustees, Officers and Service Providers                                   21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         94.2%
International Common Stocks                                                 4.2%
Depository Receipts for International Stocks                                1.6%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 30.9%
Health Care                                                                14.6%
Industrials                                                                14.0%
Energy                                                                     12.0%
Information Technology                                                     10.4%
Consumer Discretionary                                                      7.7%
Consumer Staples                                                            5.8%
Materials                                                                   3.0%
Utilities                                                                   1.6%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
1. Citigroup, Inc.                                                         4.03%
--------------------------------------------------------------------------------
2. JPMorgan Chase & Co.                                                     3.73
--------------------------------------------------------------------------------
3. General Electric Co.                                                     3.29
--------------------------------------------------------------------------------
4. Occidental Petroleum Corp.                                               3.11
--------------------------------------------------------------------------------
5. Johnson & Johnson Co.                                                    2.97
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                           12/31/13            12/31/12
   Class II                                          $14.29              $11.79

                            Net
Distributions per Share     Investment        Short-Term          Long-Term
(1/1/13 - 12/31/13)         Income            Capital Gains       Capital Gains
   Class II                 $0.2022           $     -             $0.5523

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class II shares of Pioneer Disciplined Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                       Pioneer Disciplined Value VCT
                       Portfolio, Class II             Russell 1000 Value Index
3/31/2005              $ 10,000                        $ 10,000
12/31/2005             $ 11,056                        $ 10,696
12/31/2006             $ 12,951                        $ 13,075
12/31/2007             $ 13,780                        $ 13,053
12/31/2008             $  9,296                        $  8,243
12/31/2009             $ 10,758                        $  9,866
12/31/2010             $ 11,754                        $ 11,396
12/31/2011             $ 11,324                        $ 11,440
12/31/2012             $ 12,524                        $ 13,443
12/31/2013             $ 16,105                        $ 17,816

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. Value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2013)

--------------------------------------------------------------------------------
                                                                        Class II
--------------------------------------------------------------------------------
Life-of-Class
(3/18/05)                                                                  5.50%
5 Years                                                                   11.62%
1 Year                                                                    28.59%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Prior to August 1, 2012, Cullen Capital Management LLC served as the Portfolio's subadviser.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value VCT Portfolio

Based on actual returns from July 1, 2013, through December 31, 2013.

Share Class                                                               II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                                    $  1,000.00
Ending Account Value on 12/31/13                                     $  1,140.49
Expenses Paid During Period*                                         $      5.40

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2013, through December 31, 2013.

Share Class                                                               II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                                    $  1,000.00
Ending Account Value on 12/31/13                                     $ 1,020.016
Expenses Paid During Period*                                         $      5.09

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13
--------------------------------------------------------------------------------

A Word About Risk:

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Note to Shareholders: Effective May 1, 2013, Pioneer Fundamental Value VCT Portfolio was renamed Pioneer Disciplined Value VCT Portfolio, and certain changes were made to the Portfolio's investment objective, strategies and management team. Please see the prospectus for more details.

In the following interview, John Peckham, CFA, Co-Head of Equity Research, U.S., at Pioneer, Ashesh (Ace) Savla, senior quantitative research analyst at Pioneer, and Brian Popiel, fundamental research analyst at Pioneer, discuss the market environment for stocks during the 12-month period ended December 31, 2013, and the performance of Pioneer Disciplined Value VCT Portfolio in that environment. Effective May 1, 2013, Mr. Peckham, Mr. Savla, and Mr. Popiel are responsible for the day-to-day management of the Portfolio. Prior to May 1, 2013, Mr. Peckham and Edward T. "Ned" Shadek, Jr., were responsible for day-to-day management of the Portfolio.

Q: How would you describe the market environment for equity investors during the 12-month period ended December 31, 2013?

A: Economic output in the U.S. continued to grow during the 12-month period, despite formidable headwinds. Among the headwinds were political posturing in Washington, D.C., over the nation's fiscal policy and debt ceiling that had some in the markets fearing a possible default on U.S. government debt, gradual spending cuts to the U.S. budget that took place throughout the Portfolio's fiscal year ("sequestration"), and the mid-October shutdown of the Federal government. Higher tax rates and the possibility that the Federal Reserve (the Fed) would slow or "taper" its quantitative easing program added to investors' concerns, with the tapering talk leading to a summer spike in market interest rates. Nevertheless, low inflation, generally low interest rates (despite their mid-year advance) and expanding corporate earnings made equities appealing enough to draw investors into the stock market. Better employment data and the ongoing recovery in the housing market also inspired investors to add to their stock portfolios. Earnings growth slowed somewhat in the latter part of the 12-month period, but stock prices still forged ahead as market participants were willing to pay more in terms of valuations as they pursued potential growth.

Q: What changes did you make to the Portfolio after May 1, 2013, when the Portfolio's investment objective and strategies changed?

A: Since the Portfolio continues to maintain a value-oriented focus, the transition from the previous strategy to the current one was completed on the very first day after the changes became official. Our main goal was to transition the Portfolio from one that focused on stocks with low price-to-earnings ratios, to a more open-ended, unconstrained value approach that can "go anywhere" across the value spectrum. In addition, we have placed less emphasis on "sector bets" and the Portfolio now invests more in line with the benchmark Russell 1000 Value Index. In fact, all of the Portfolio's sector weights as of December 31, 2013, were within 500 basis points (5%) of the Russell 1000 Value Index's sector weights, and the Portfolio is now overweight in certain sectors, like consumer discretionary, where it was previously underweight relative to the benchmark.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

Q: How did the Portfolio perform during the 12-month period ended December 31, 2013?

A: Pioneer Disciplined Value VCT Portfolio's Class II shares returned 28.59% at net asset value during the 12-month period ended December 31, 2013, while the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), returned 32.53%. During the same period, the average return of the 127 variable portfolios in Lipper's Large Cap Value Underlying Funds category was 32.99%.

Q: What were the main reasons for the Portfolio's underperformance of the benchmark Russell Index during the 12-month period ended December 31, 2013?

A: Stock selection, primarily in the energy sector, was the main driver of the Portfolio's benchmark-relative underperformance during the 12-month period. Stock selection in health care was another drag on relative returns, while selection in information technology, materials and financials also detracted, but to a lesser degree.

     In energy, declining oil prices hurt many oil and gas producers during the period, and some of the Portfolio's refining names also caught some flak. The Portfolio had positions in a number of exploration and production firms that underperformed during the period. Three Portfolio positions that detracted from relative returns in the sector were BP, Apache, and Marathon Oil.

     In health care, no particular stock pick stands out as a weak performer during the period. In general, underperformance by the Portfolio's holdings of big pharmaceutical companies, such as Pfizer, was the main drag on benchmark-relative returns during the 12-month period.

     In financials, Capital One Financial was the worst-performing stock in benchmark-relative terms. Capital One, which we sold from the Portfolio midway through the 12-month period, struggled as the company continued to have problems integrating some acquisitions it had made back in 2012. Not owning enough life insurance companies, which outperformed during the year, also detracted from the Portfolio's returns in the financials sector.

     In information technology, Apple disappointed. Apple was one of the worst-performing stocks in the Standard & Poor's 500 Index during the year, and we misjudged the company's product cycle; but we continue to hold the stock in the Portfolio, as we view Apple as a solid company, even if it is no longer the "high-flyer" that it once was.

Q: What holdings contributed to the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2013?

A: Even though information technology was a weak sector for the Portfolio overall during the 12-month period, the top-performing holding from a benchmark-relative perspective came from the sector: Yahoo!. We viewed the company as undervalued and were able to purchase it at a reasonable price, a decision that definitely worked out well for the Portfolio during the period. Yahoo! owns

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13                             (continued)
--------------------------------------------------------------------------------

     about one-quarter of Chinese firm Alibaba, a group of Internet-based e-commerce businesses, and Alibaba's growth helped to drive Yahoo's! performance during the 12-month period.

     Stock selection in consumer discretionary and telecom services contributed to the Portfolio's benchmark-relative returns during the period. In consumer discretionary, relative returns were driven by a position in Lowe's, the home improvement company, which benefited from last year's rally in the U.S. housing market. Lowe's is slightly behind Home Depot, its chief competitor, as a turnaround story, and we believe the company remains on an upward cycle. In telecom services, the Portfolio was able to take advantage of Verizon's purchase of Vodafone's interest in their joint wireless venture, as Vodafone was one of the top contributors to benchmark-relative returns during the 12-month period.

Q:   What is your outlook as we head into 2014?

A: Despite the very strong equity market performance in 2013, we remain generally optimistic about future returns. However, we believe returns are likely to be more muted in 2014. Last year's very sharp market rise was driven primarily by earnings multiple expansion and, to a far lesser degree, earnings growth. While the market does not appear expensive, it is no longer cheap from a historical perspective. Earnings growth does appear likely to reaccelerate on the back of a better global economic backdrop, especially with Japan's and Europe's economies improving; however, growth in some emerging markets may not be as strong as in recent years.

     We will continue to focus our efforts on stock-picking, which we believe is the Portfolio's key competitive advantage and primary performance driver. Our approach to stock-picking emphasizes bottom-up, fundamental analysis. We believe our approach is durable and repeatable and can deliver reasonable investment results across the business cycle, and in a variety of market conditions.

Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13
--------------------------------------------------------------------------------

       Shares                                                              Value
                COMMON STOCKS - 98.8%
                Energy - 11.9%
                Oil & Gas Equipment &
                Services - 1.0%
       49,669   Halliburton Co.                                   $    2,520,702
                                                                  --------------
                Integrated Oil & Gas - 4.1%
       31,198   Hess Corp.                                        $    2,589,434
       79,974   Occidental Petroleum Corp.                             7,605,527
                                                                  --------------
                                                                  $   10,194,961
                                                                  --------------
                Oil & Gas Exploration &
                Production - 6.8%
       78,301   Apache Corp.                                      $    6,729,188
       74,093   ConocoPhillips, Inc.                                   5,234,670
      137,734   Marathon Oil Corp.                                     4,862,010
                                                                  --------------
                                                                  $   16,825,868
                                                                  --------------
                Total Energy                                      $   29,541,531
                                                                  --------------
                Materials - 3.0%
                Commodity Chemicals - 1.5%
       46,194   LyondellBasell Industries NV                      $    3,708,454
                                                                  --------------
                Diversified Metals &
                Mining - 1.5%
       67,362   Rio Tinto Plc (A.D.R.)                            $    3,801,238
                                                                  --------------
                Total Materials                                   $    7,509,692
                                                                  --------------
                Capital Goods - 11.2%
                Aerospace & Defense - 2.3%
       62,477   Honeywell International, Inc.                     $    5,708,523
                                                                  --------------
                Electrical Components &
                Equipment - 2.9%
       94,900   Eaton Corp Plc                                    $    7,223,788
                                                                  --------------
                Industrial Conglomerates - 3.3%
      287,446   General Electric Co.                              $    8,057,111
                                                                  --------------
                Industrial Machinery - 2.7%
      108,061   Ingersoll-Rand Plc                                $    6,656,558
                                                                  --------------
                Total Capital Goods                               $   27,645,980
                                                                  --------------
                Transportation - 2.7%
                Airlines - 1.6%
      104,925   United Continental Holdings, Inc.*                $    3,969,313
                                                                  --------------
                Railroads - 1.1%
       16,368   Union Pacific Corp.                               $    2,749,824
                                                                  --------------
                Total Transportation                              $    6,719,137
                                                                  --------------
                Media - 4.3%
                Movies & Entertainment - 4.3%
       74,437   The Walt Disney Co.                               $    5,686,987
       72,641   Time Warner, Inc.                                      5,064,531
                                                                  --------------
                                                                  $   10,751,518
                                                                  --------------
                Total Media                                       $   10,751,518
                                                                  --------------

                Retailing - 3.3%
                Department Stores - 1.2%
       57,285   Macy's, Inc.                                      $    3,059,019
                                                                  --------------
                Home Improvement
                Retail - 2.1%
      104,778   Lowe's Companies, Inc.                            $    5,191,750
                                                                  --------------
                Total Retailing                                   $    8,250,769
                                                                  --------------
                Food & Staples Retailing - 2.5%
                Drug Retail - 2.5%
       87,845   CVS Caremark Corp.                                $    6,287,067
                                                                  --------------
                Total Food & Staples Retailing                    $    6,287,067
                                                                  --------------
                Food, Beverage &
                Tobacco - 3.2%
                Soft Drinks - 2.0%
      110,319   Coca-Cola Enterprises, Inc.                       $    4,868,377
                                                                  --------------
                Tobacco - 1.2%
       78,609   Altria Group, Inc.                                $    3,017,800
                                                                  --------------
                Total Food, Beverage
                & Tobacco                                         $    7,886,177
                                                                  --------------
                Health Care Equipment &
                Services - 6.8%
                Health Care Equipment - 1.8%
       76,556   Medtronic, Inc.                                   $    4,393,549
                                                                  --------------
                Health Care Distributors - 1.9%
       71,938   Cardinal Health, Inc.                             $    4,806,178
                                                                  --------------
                Managed Health Care - 3.1%
       75,287   Aetna, Inc.                                       $    5,163,935
       24,411   Humana, Inc.                                           2,519,703
                                                                  --------------
                                                                  $    7,683,638
                                                                  --------------
                Total Health Care Equipment
                & Services                                        $   16,883,365
                                                                  --------------
                Pharmaceuticals,
                Biotechnology & Life
                Sciences - 7.7%
                Pharmaceuticals - 7.7%
       79,377   Johnson & Johnson Co.                             $    7,270,139
       98,292   Merck & Co., Inc.                                      4,919,515
      221,068   Pfizer, Inc.                                           6,771,313
                                                                  --------------
                                                                  $   18,960,967
                                                                  --------------
                Total Pharmaceuticals,
                Biotechnology & Life
                Sciences                                          $   18,960,967
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

       Shares                                                              Value
                Banks - 7.1%
                Regional Banks - 7.1%
       73,786   BB&T Corp.                                        $    2,753,694
      384,424   KeyCorp                                                5,158,970
      499,464   Regions Financial Corp.                                4,939,699
       60,403   The PNC Financial Services Group, Inc.                 4,686,065
                                                                  --------------
                                                                  $   17,538,428
                                                                  --------------
                Total Banks                                       $   17,538,428
                                                                  --------------
                Diversified Financials - 17.4%
                Other Diversified Financial
                Services - 9.2%
      188,917   Citigroup, Inc.                                   $    9,844,464
      106,704   ING US, Inc.                                           3,750,646
      156,046   JPMorgan Chase & Co.                                   9,125,570
                                                                  --------------
                                                                  $   22,720,680
                                                                  --------------
                Specialized Finance - 1.0%
       61,554   The NASDAQ OMX Group, Inc.                        $    2,449,849
                                                                  --------------
                Consumer Finance - 2.1%
       91,479   Discover Financial Services, Inc.                 $    5,118,250
                                                                  --------------
                Investment Banking &
                Brokerage - 5.1%
      216,841   Morgan Stanley Co.                                $    6,800,134
       32,752   The Goldman Sachs Group, Inc.                          5,805,620
                                                                  --------------
                                                                  $   12,605,754
                                                                  --------------
                Total Diversified Financials                      $   42,894,533
                                                                  --------------
                Insurance - 6.2%
                Life & Health Insurance - 2.2%
       52,210   Lincoln National Corp.                            $    2,695,080
       80,046   Unum Group                                             2,808,014
                                                                  --------------
                                                                  $    5,503,094
                                                                  --------------
                Multi-line Insurance - 2.0%
      131,665   Hartford Financial Services Group, Inc.           $    4,770,223
                                                                  --------------
                Property & Casualty
                Insurance - 2.0%
       91,606   The Allstate Corp.                                $    4,996,191
                                                                  --------------
                Total Insurance                                   $   15,269,508
                                                                  --------------
                Software & Services - 2.8%
                Internet Software &
                Services - 2.8%
      172,714   Yahoo!, Inc.*                                     $    6,984,554
                                                                  --------------
                Total Software & Services                         $    6,984,554
                                                                  --------------
                Technology Hardware &
                Equipment - 6.5%
                Communications
                Equipment - 1.3%
      143,956   Cisco Systems, Inc.                               $    3,231,812
                                                                  --------------

                Computer Hardware - 2.6%
       11,391   Apple, Inc.                                       $    6,391,604
                                                                  --------------
                Computer Storage &
                Peripherals - 1.1%
      109,601   EMC Corp.                                         $    2,756,465
                                                                  --------------
                Office Electronics - 1.5%
      292,987   Xerox Corp.                                       $    3,565,652
                                                                  --------------
                Total Technology Hardware
                & Equipment                                       $   15,945,533
                                                                  --------------
                Semiconductors &
                Semiconductor Equipment - 1.0%
                Semiconductors - 1.0%
       50,798   Analog Devices, Inc.                              $    2,587,142
                                                                  --------------
                Total Semiconductors &
                Semiconductor Equipment                           $    2,587,142
                                                                  --------------
                Utilities - 1.1%
                Electric Utilities - 1.1%
       30,598   NextEra Energy, Inc.*                             $    2,619,801
                                                                  --------------
                Total Utilities                                   $    2,619,801
                                                                  --------------
                TOTAL COMMON STOCKS
                (Cost $200,983,224)                               $  244,275,702
                                                                  --------------
                TOTAL INVESTMENT IN
                SECURITIES - 98.8%
                (Cost $200,983,224) (a)                           $  244,275,702
                                                                  --------------
                OTHER ASSETS &
                LIABILITIES - 1.2%                                $    2,966,810
                                                                  --------------
                TOTAL NET ASSETS - 100.0%                         $  247,242,512
                                                                  ==============

*           Non-income producing security.

(A.D.R.)    American Depositary Receipts.

(a) At December 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $201,107,183 was as follows:


              Aggregate gross unrealized appreciation for all investments
                in which there is an excess of value over tax cost             $43,808,075
              Aggregate gross unrealized depreciation for all investments
                in which there is an excess of tax cost over value                (639,556)
                                                                               -----------
              Net unrealized appreciation                                      $43,168,519
                                                                               ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2013 aggregated $219,172,375 and $233,978,703, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2013, in valuing the Portfolio's investments:

                     Level 1        Level 2        Level 3             Total
Common Stocks   $   244,275,702  $          --  $         --  $      244,275,702
                ---------------  -------------  ------------  ------------------
  Total         $   244,275,702  $          --  $         --  $      244,275,702
                ===============  =============  ============  ==================

During the year ended December 31, 2013, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                             12/31/13     12/31/12    12/31/11    12/31/10    12/31/09
Class II
Net asset value, beginning of period                         $  11.79    $   10.77   $   11.26   $   10.37   $    9.03
                                                             --------    ---------   ---------   ---------   ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.16    $    0.17   $    0.12   $    0.08   $   (0.03)
   Net realized and unrealized gain (loss) on investments        3.09         0.96       (0.53)       0.87        1.44(a)
                                                             --------    ---------   ---------   ---------   ---------
      Net increase (decrease) from investment operations     $   3.25    $    1.13   $   (0.41)  $    0.95   $    1.41
Distributions to shareowners:
   Net income                                                $  (0.20)   $   (0.11)  $   (0.08)  $   (0.06)  $   (0.07)
   Net realized gain                                            (0.55)           -           -           -           -
                                                             --------    ---------   ---------   ---------   ---------
Total distributions                                          $  (0.75)   $   (0.11)  $   (0.08)  $   (0.06)  $   (0.07)
                                                             --------    ---------   ---------   ---------   ---------
Net investment increase (decrease) in net asset value        $   2.50    $    1.02   $   (0.49)  $    0.89   $    1.34
                                                             --------    ---------   ---------   ---------   ---------
Net asset value, end of period                               $  14.29    $   11.79   $   10.77   $   11.26   $   10.37
                                                             ========    =========   =========   =========   =========
Total return*                                                   28.59%       10.60%      (3.66)%      9.26%      15.73%
Ratio of net expenses to average net assets                      1.00%        1.00%       1.00%       1.00%       1.00%
Ratio of net investment income to average net assets             1.12%        1.78%       1.48%       1.10%       1.36%
Portfolio turnover rate                                            97%          74%         18%         21%         21%
Net assets, end of period (in thousands)                     $247,243    $ 208,122   $ 155,712   $ 113,821   $  68,132
Ratios assuming no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.02%        1.03%       1.04%       1.09%       1.20%
   Net investment income                                         1.11%        1.74%       1.44%       1.01%       1.16%

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

(a) The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/13
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities (cost $200,983,224)                    $244,275,702
   Cash                                                               3,678,514
   Receivables --
      Investment securities sold                                        327,293
      Portfolio shares sold                                              46,459
      Dividends                                                         435,574
   Due from Pioneer Investment  Management, Inc.                          4,454
   Prepaid expenses                                                           7
                                                                   ------------
         Total assets                                              $248,768,003
                                                                   ------------
LIABILITIES:
   Payables --
      Investment securities purchased                              $  1,419,601
      Portfolio shares repurchased                                       33,359
   Due to affiliates                                                     31,082
   Accrued expenses                                                      41,449
                                                                   ------------
      Total liabilities                                            $  1,525,491
                                                                   ------------
NET ASSETS:
   Paid-in capital                                                 $179,256,661
   Undistributed net investment income                                2,560,453
   Accumulated net realized gain on investments                      22,132,920
   Net unrealized appreciation on investments                        43,292,478
                                                                   ------------
      Total net assets                                             $247,242,512
                                                                   ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class II (based on $247,242,512/17,297,368 shares)              $      14.29
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/13

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $4,179)                                $4,840,822
   Interest                                                                                2,231
                                                                                      ----------
     Total investment income                                                                        $ 4,843,053
                                                                                                    -----------
EXPENSES:
   Management fees                                                                    $1,596,533
   Transfer agent fees                                                                     1,500
   Distribution fees                                                                     570,191
   Administrative reimbursements                                                          61,264
   Custodian fees                                                                         19,184
   Professional fees                                                                      47,473
   Printing expense                                                                       11,618
   Fees and expenses of nonaffiliated Trustees                                             6,476
   Miscellaneous                                                                           6,336
                                                                                      ----------
     Total expenses                                                                                 $ 2,320,575
     Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                    (38,579)
                                                                                                    -----------
     Net expenses                                                                                   $ 2,281,996
                                                                                                    -----------
       Net investment income                                                                        $ 2,561,057
                                                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                                                 $22,613,074
                                                                                                    -----------
   Change in net unrealized appreciation on investments                                             $32,107,491
                                                                                                    -----------
   Net gain on investments                                                                          $54,720,565
                                                                                                    -----------
   Net increase in net assets resulting from operations                                             $57,281,622
                                                                                                    ===========

      The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     Year Ended      Year Ended
                                                                                      12/30/13        12/30/12
FROM OPERATIONS:
Net investment income                                                               $   2,561,057   $   3,435,141
Net realized gain on investments                                                       22,613,074      12,054,930
Change in net unrealized appreciation (depreciation) on investments                    32,107,491       2,761,562
                                                                                    -------------   -------------
    Net increase in net assets resulting from operations                            $  57,281,622   $  18,251,633
                                                                                    -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class II ($0.20 and $0.11 per share, respectively)                              $  (3,434,499)  $  (1,965,970)
Net realized gains:
    Class II ($0.55 and $0.00 per share, respectively)                                 (9,381,177)              -
                                                                                    -------------   -------------
       Total distributions to   shareowners                                         $ (12,815,676)  $  (1,965,970)
                                                                                    -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    $   6,856,758   $  42,842,649
Reinvestment of distributions                                                          12,815,676       1,965,970
Cost of shares repurchased                                                            (25,018,367)     (8,683,412)
                                                                                    -------------   -------------
    Net increase (decrease) in net assets resulting from Portfolio
    share transactions                                                              $  (5,345,933)  $  36,125,207
                                                                                    -------------   -------------
    Net increase in net assets                                                      $  39,120,013   $  52,410,870

NET ASSETS:
Beginning of year                                                                     208,122,499     155,711,629
                                                                                    -------------   -------------
End of year                                                                         $ 247,242,512   $ 208,122,499
                                                                                    =============   =============
Undistributed net investment income                                                 $   2,560,453   $   3,433,895
                                                                                    =============   =============

                                                   '13 Shares      '13 Amount      '12 Shares         '12 Amount
CLASS II
Shares sold                                           513,791   $    6,856,758      3,760,035       $   42,842,649
Reinvestment of distributions                       1,035,192       12,815,676        177,916            1,965,970
Less shares repurchased                            (1,898,192)     (25,018,367)      (755,875)          (8,683,412)
                                                   -----------  ---------------     ----------      --------------
    Net increase (decrease)                          (349,209)  $   (5,345,933)     3,182,076       $   36,125,207
                                                   ===========  ===============     ==========      ==============

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Disciplined Value VCT Portfolio, (the Portfolio) formerly Pioneer Fundamental Value VCT Portfolio is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
   (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

   PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

   At December 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services).

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for

Pioneer Disciplined Value VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

   federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

   The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

   The tax character of distributions paid during the years ended
   December 31, 2013 and December 31, 2012 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:

------------------------------------------------------------------------------
                                                         2013         2012
------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                       $ 3,434,499   $1,965,970
Long-term capital gain                                  9,381,177            -
                                                      -----------   ----------
   Total distributions                                $12,815,676   $1,965,970
                                                      ===========   ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                         $ 9,215,403
Undistributed long-term
   capital gain                                        15,601,929
Net unrealized appreciation                            43,168,519
                                                      -----------
   Total                                              $67,985,851
                                                      ===========

   The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C. Portfolio Shares

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $216,686 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2013. Distribution fees are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Risks

   Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

Prior to August 1, 2012, Cullen Capital Management LLC served as the Portfolio's subadviser.

PIM, and not the Portfolio, paid a portion of the fee it received from the Portfolio to Cullen Capital Management LLC as compensation for Cullen's subadvisory services to the Portfolio.

On August 1, 2012 PIM assumed responsibility for day-to-day management of the Portfolio.

Through May 1, 2014, PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. Fees waived and expenses reimbursed during the year ended December 31, 2013, are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,208 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2013.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $125 in transfer agent fees payable to PIMSS at December 31, 2013.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,749 in distribution fees payable to PFD at December 31, 2013.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Disciplined Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Disciplined Value VCT Portfolio (formerly, Pioneer Fundamental Value VCT Portfolio) (one of the portfolios constituting the Pioneer Variable Contracts Trust) (the "Trust") as of December 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Disciplined Value VCT Portfolio (formerly, Pioneer Fundamental Value VCT Portfolio) (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the for each of five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2014

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Disciplined Value VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2013 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees review the Portfolio's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one, three and five year periods ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the Portfolio's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees considered reasons for the underperformance of the Portfolio relative to its peer group and the steps recently taken in an effort to improve the performance of the Portfolio. The Trustees agreed that they would continue to closely monitor the Portfolio's performance.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2013 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2013 was in the third quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Portfolio.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and qualify of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Portfolio. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Disciplined Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 54 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 49 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD      LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST     AND TERM OF OFFICE       PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Thomas J. Perna (63)       Chairman of the    Trustee since 2006.      Private investor (2004 - 2008 and   Director, Broadridge
                           Board and Trustee  Serves until a           2013 - present); Chairman (2008 -   Financial Solutions, Inc.
                                              successor trustee is     2013) and Chief Executive Officer   (investor communications
                                              elected or earlier       (2008 - 2012), Quadriserv, Inc.     and securities processing
                                              retirement or removal.   (technology products for            provider for financial
                                                                       securities lending industry); and   services industry) (2009
                                                                       Senior Executive Vice President,    - present); Director,
                                                                       The Bank of New York (financial     Quadriserv, Inc. (2005 -
                                                                       and securities services) (1986 -    2013); and Commissioner,
                                                                       2004)                               New Jersey State Civil
                                                                                                           Service Commission (2011
                                                                                                           - present)
====================================================================================================================================
David R. Bock (70)         Trustee            Trustee since 2005.      Managing Partner, Federal City      Director of Enterprise
                                              Serves until a           Capital Advisors (corporate         Community Investment,
                                              successor trustee is     advisory services company) (1997    Inc. (privately held
                                              elected or earlier       - 2004 and 2008 - present);         affordable housing
                                              retirement or removal.   Interim Chief Executive Officer,    finance company) (1985 -
                                                                       Oxford Analytica, Inc. (privately   2010); Director of Oxford
                                                                       held research and consulting        Analytica, Inc. (2008 -
                                                                       company) (2010); Executive Vice     present); Director of The
                                                                       President and Chief Financial       Swiss Helvetia Fund, Inc.
                                                                       Officer, I-trax, Inc. (publicly     (closed-end fund) (2010 -
                                                                       traded health care services         present); and Director of
                                                                       company) (2004 - 2007); and         New York Mortgage Trust
                                                                       Executive Vice President and        (publicly traded mortgage
                                                                       Chief Financial Officer, Pedestal   REIT) (2004 - 2009, 2012
                                                                       Inc. (internet-based mortgage       - present)
                                                                       trading company) (2000 - 2002)
====================================================================================================================================
Benjamin M. Friedman (69)  Trustee            Trustee since 2008.      William Joseph Maier Professor of   Trustee, Mellon
                                              Serves until a           Political Economy, Harvard          Institutional Funds
                                              successor trustee is     University (1972 - present)         Investment Trust and
                                              elected or earlier                                           Mellon Institutional
                                              retirement or removal.                                       Funds Master Portfolio
                                                                                                           (oversaw 17 portfolios in
                                                                                                           fund complex) (1989-2008)
====================================================================================================================================

Pioneer Disciplined Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE      PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Margaret B.W. Graham (66)  Trustee         Trustee since 2000.     Founding Director, Vice President   None
                                           Serves until a          and Corporate Secretary, The
                                           successor trustee is    Winthrop Group, Inc. (consulting
                                           elected or earlier      firm) (1982 - present); Desautels
                                           retirement or removal.  Faculty of Management, McGill
                                                                   University (1999 - present); and
                                                                   Manager of Research Operations
                                                                   and Organizational Learning,
                                                                   Xerox PARC, Xerox's advance
                                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (65)   Trustee         Trustee since 1995.     President and Chief Executive       Director of New America
                                           Serves until a          Officer, Newbury, Piret &           High Income Fund, Inc.
                                           successor trustee is    Company, Inc. (investment banking   (closed-end investment
                                           elected or earlier      firm) (1981 - present)              company) (2004 -
                                           retirement or removal.                                      present); and member,
                                                                                                       Board of Governors,
                                                                                                       Investment Company
                                                                                                       Institute (2000 - 2006)
====================================================================================================================================
Stephen K. West (85)       Trustee         Trustee since 2008.     Senior Counsel, Sullivan &          Director, The Swiss
                                           Serves until a          Cromwell LLP (law firm) (1998 -     Helvetia Fund, Inc.
                                           successor trustee is    present); and Partner, Sullivan &   (closed-end investment
                                           elected or earlier      Cromwell LLP (prior to 1998)        company) (1995 - 2012);
                                           retirement or removal.                                      and Director, Invesco,
                                                                                                       Ltd. (formerly AMVESCAP,
                                                                                                       PLC) (investment manager)
                                                                                                       (1997-2005)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE       PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
Daniel K.                  Trustee,        Trustee since 2007.      Chairman (2013 - present),         None
Kingsbury (55)*            President and   Serves until a           Director, CEO and President of
                           Chief           successor trustee is     PIM-USA (since February 2007);
                           Executive       elected or earlier       Chairman (2013 - present),
                           Officer         retirement or removal.   Director and President of Pioneer
                                                                    and Pioneer Institutional Asset
                                                                    Management, Inc. (since February
                                                                    2007); President and Chief
                                                                    Executive Officer of all the
                                                                    Pioneer Funds (since 2014);
                                                                    Executive Vice President of all
                                                                    of the Pioneer Funds (2007 -
                                                                    2013); Director of PGAM (2007 -
                                                                    2010); Head of New Europe
                                                                    Division, PGAM (2000 - 2005); and
                                                                    Head of New Markets Division,
                                                                    PGAM (2005 - 2007)
====================================================================================================================================

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

++ Effective January 28, 2014, Mr. Marc O. Mayer became an Independent Trustee of the Portfolio, and Mr. Kenneth J. Taubes became an Interested Trustee of the Portfolio.

Pioneer Disciplined Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS+++
--------------------------------------------------------------------------------

                           POSITION HELD         LENGTH OF SERVICE                                              OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE      PRINCIPAL OCCUPATION                   HELD BY THIS OFFICER
John F. Cogan, Jr. (87)**  President and Chief   Since 1994. Serves at   President of all of the Pioneer        None
                           Executive Officer***  the discretion of the   Funds; Non-Executive Chairman and a
                                                 Board.                  director of Pioneer Investment
                                                                         Management USA Inc. ("PIM-USA")
                                                                         (until November 2013); Chairman and a
                                                                         director of Pioneer (until November
                                                                         2013); Chairman and Director of
                                                                         Pioneer Institutional Asset
                                                                         Management, Inc. (until November
                                                                         2013); Director of Pioneer
                                                                         Alternative Investment Management
                                                                         Limited (Dublin) (until October
                                                                         2011); President and a director of
                                                                         Pioneer Alternative Investment
                                                                         Management (Bermuda) Limited and
                                                                         affiliated funds (until November
                                                                         2013); Deputy Chairman and a director
                                                                         of Pioneer Global Asset Management
                                                                         S.p.A. ("PGAM") (until April 2010);
                                                                         Director of Nano-C, Inc. (since
                                                                         2003); Director of Cole Management
                                                                         Inc. (2004 - 2011); Director of
                                                                         Fiduciary Counseling, Inc. (until
                                                                         December 2011); Trustee of all of the
                                                                         Pioneer Funds (until November 2013);
                                                                         and Retired Partner, Wilmer Cutler
                                                                         Pickering Hale and Dorr LLP
====================================================================================================================================
Christopher J. Kelley (49) Secretary and Chief   Since 2003. Serves at   Vice President and Associate General   None
                           Legal Officer         the discretion of the   Counsel of Pioneer since January
                                                 Board.                  2008; Secretary and Chief Legal
                                                                         Officer of all of the Pioneer Funds
                                                                         since June 2010; Assistant Secretary
                                                                         of all of the Pioneer Funds from
                                                                         September 2003 to May 2010; and Vice
                                                                         President and Senior Counsel of
                                                                         Pioneer from July 2002 to December
                                                                         2007
====================================================================================================================================
Carol B. Hannigan (52)     Assistant Secretary   Since 2010. Serves at   Fund Governance Director of Pioneer    None
                                                 the discretion of the   since December 2006 and Assistant
                                                 Board.                  Secretary of all the Pioneer Funds
                                                                         since June 2010; Manager - Fund
                                                                         Governance of Pioneer from December
                                                                         2003 to November 2006; and Senior
                                                                         Paralegal of Pioneer from January
                                                                         2000 to November 2003.
====================================================================================================================================
Thomas Reyes (51)          Assistant Secretary   Since 2010. Serves at   Counsel of Pioneer since June 2007     None
                                                 the discretion of the   and Assistant Secretary of all the
                                                 Board.                  Pioneer Funds since June 2010; and
                                                                         Vice President and Counsel at State
                                                                         Street Bank from October 2004 to June
                                                                         2007
====================================================================================================================================
Mark E. Bradley (54)       Treasurer and Chief   Since 2008. Serves at   Vice President - Fund Treasury of      None
                           Financial and         the discretion of the   Pioneer; Treasurer of all of the
                           Accounting Officer    Board.                  Pioneer Funds since March 2008;
                                                                         Deputy Treasurer of Pioneer from
                                                                         March 2004 to February 2008; and
                                                                         Assistant Treasurer of all of the
                                                                         Pioneer Funds from March 2004 to
                                                                         February 2008
====================================================================================================================================
Luis I. Presutti (48)      Assistant Treasurer   Since 2000. Serves at   Director - Fund Treasury of Pioneer;   None
                                                 the discretion of the   and Assistant Treasurer of all of the
                                                 Board.                  Pioneer Funds
====================================================================================================================================
Gary Sullivan (55)         Assistant Treasurer   Since 2002. Serves at   Fund Accounting Manager - Fund         None
                                                 the discretion of the   Treasury of Pioneer; and Assistant
                                                 Board.                  Treasurer of all of the Pioneer Funds
====================================================================================================================================

** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

*** Mr. Cogan resigned as President and Chief Executive Officer of the Portfolio effective January 1, 2014.

+++ Mr. Mark D. Goodwin became Executive Vice President of the Portfolio effective January 28, 2014.

Pioneer Disciplined Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD         LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE       PRINCIPAL OCCUPATION                HELD BY THIS OFFICER
David F. Johnson (34)      Assistant Treasurer   Since 2009. Serves at    Fund Administration Manager -       None
                                                 the discretion of the    Fund Treasury of Pioneer since
                                                 Board.                   November 2008; Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since January 2009; and
                                                                          Client Service Manager -
                                                                          Institutional Investor Services
                                                                          at State Street Bank from March
                                                                          2003 to March 2007
====================================================================================================================================
Jean M. Bradley (61)       Chief Compliance      Since 2010. Serves at    Chief Compliance Officer of         None
                           Officer               the discretion of the    Pioneer and of all the Pioneer
                                                 Board.                   Funds since March 2010; Director
                                                                          of Adviser and Portfolio
                                                                          Compliance at Pioneer since
                                                                          October 2005; and Senior
                                                                          Compliance Officer for Columbia
                                                                          Management Advisers, Inc. from
                                                                          October 2003 to October 2005
====================================================================================================================================
Kelly O'Donnell (42)       Anti-Money            Since 2006. Serves at    Director - Transfer Agency          None
                           Laundering Officer    the discretion of the    Compliance of Pioneer and
                                                 Board.                   Anti-Money Laundering Officer of
                                                                          all the Pioneer funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18678-08-0214

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     7

  Financial Statements                                                       14

  Notes to Financial Statements                                              19

  Report of Independent Registered Public Accounting Firm                    25

  Approval of Investment Advisory Agreement                                  27

  Trustees, Officers and Service Providers                                   30

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                     74.3%
Depository Receipts for International Stocks    18.2%
International Preferred Stocks                   5.6%
International Corporate Bonds                    1.3%
U.S. Common Stocks                               0.6%

Geographical Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

China                                           12.8%
South Korea                                     11.4%
Russia                                           8.9%
Brazil                                           8.5%
Cayman Islands                                   7.0%
India                                            6.7%
Taiwan                                           5.8%
Egypt                                            5.1%
Italy                                            4.7%
Mexico                                           4.4%
Luxembourg                                       4.2%
Bermuda                                          3.3%
South Africa                                     2.7%
Malaysia                                         2.0%
Panama                                           1.9%
Japan                                            1.6%
United States                                    1.5%
United Arab Emirates                             1.1%
Other (individually less than 1%)                6.4%

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
1.  Global Telecom Holding
    (G.D.R.)                                                           5.11%
--------------------------------------------------------------------------------
2.  Astaldi S.p.A.                                                     4.11
--------------------------------------------------------------------------------
3.  Millicom International
    Cellular SA                                                        3.60
--------------------------------------------------------------------------------
4.  Tata Motors, Ltd.                                                  3.54
--------------------------------------------------------------------------------
5.  Samsung Electronics Co., Ltd.                                      2.65
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share       12/31/13    12/31/12
   Class I                       $25.10      $25.95
   Class II                      $24.73      $25.55

                         Net
Distributions per Share  Investment  Short-Term      Long-Term
(1/1/13 - 12/31/13)      Income      Capital Gains   Capital Gains
   Class I               $0.2911     $ -             $ -
   Class II              $0.2231     $ -             $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Emerging Markets VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer Emerging Markets VCT    Pioneer Emerging Markets VCT
                Portfolio, Class I              Portfolio, Class II             MSCI Emerging Markets ND Index
12/31/2003      $10,000                         $10,000                         $10,000
12/31/2004      $11,900                         $11,873                         $12,555
12/31/2005      $16,417                         $16,339                         $16,824
12/31/2006      $22,288                         $22,140                         $22,237
12/31/2007      $31,840                         $31,538                         $30,995
12/31/2008      $13,307                         $13,151                         $14,465
12/31/2009      $23,241                         $22,885                         $25,820
12/31/2010      $26,935                         $26,457                         $30,694
12/31/2011      $20,633                         $20,209                         $25,039
12/31/2012      $23,101                         $22,565                         $29,602
12/31/2013      $22,647                         $22,071                         $28,832

The Morgan Stanley Capital International (MSCI) Emerging Markets ND Index is an unmanaged index that measures the performance of emerging markets stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2013)

--------------------------------------------------------------------------------
                                        Class I     Class II
--------------------------------------------------------------------------------
10 Years                                 8.52%       8.24%
5 Years                                 11.22%      10.91%
1 Year                                  -1.96%      -2.19%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from July 1, 2013, through December 31, 2013.

Share Class                                       I            II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13             $1,000.00    $1,000.00
Ending Account Value on 12/31/13              $1,139.87    $1,139.05
Expenses Paid During Period*                  $    7.87    $    9.22

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratio of the underlying fund. These combined totals were 1.46% for Class I shares and 1.71% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2013, through December 31, 2013.

Share Class                                               I           II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                    $1,000.00   $1,000.00
Ending Account Value on 12/31/13                     $1,017.85   $1,016.61
Expenses Paid During Period*                         $    7.43   $    8.69

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratio of the underlying fund. These combined totals were 1.46% for Class I shares and 1.71% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13
--------------------------------------------------------------------------------

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located within a specific region, and is, therefore, more susceptible to adverse developments affecting those regions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Mauro Ratto, Marco Mencini, and Andrea Salvatori, portfolio managers of Pioneer Emerging Markets VCT Portfolio, discuss the investment environment and the Portfolio's performance during the 12-month period ended December 31, 2013. Mr. Ratto, Head of Emerging Markets and a portfolio manager at Pioneer, Mr. Mencini, Head of Equities, Emerging Markets, and a portfolio manager at Pioneer, and Mr. Salvatori, Head of Global Emerging Markets & Latin American Equities and a portfolio manager at Pioneer, assumed responsibility for the day-to-day management of the Portfolio on March 1, 2013, replacing Sean Taylor.

Q: Could you please review the performance of emerging markets equities during the 12-month period ended December 31, 2013?

A: Stocks in the emerging markets experienced weak relative performance during the Portfolio's annual reporting period. The Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index1, returned -2.60% during the 12-month period, well below the 27.37% return of the MSCI World ND Index, which tracks the performance of stocks in the developed markets.

    The primary reason for the substantial performance shortfall of emerging markets equities was the direction of economic growth in several emerging nations. While economies in the developed markets showed improvement during the 12-month period, growth in the emerging economies continued to slow. Slower growth, in turn, led to a decline in earnings rates of companies in the emerging markets to levels that were below longer-term trends. A decoupling of monetary policies of the world's central banks also played a role in the emerging markets' underperformance during the period. While central banks in the developed markets, such as the U.S. Federal Reserve (the Fed), continued to pursue "easy money" policies, higher inflation forced many central banks in the emerging markets to tighten policy by raising interest rates. Finally, the emergence of worries that the Fed would begin to "taper" the pace of its quantitative easing (QE) program fueled an exodus of capital from the emerging markets during the spring and summer of 2013. The Fed eventually opted to delay the tapering of QE until late in the calendar year, but the effects of last summer's speculation had already taken their toll on the emerging markets. Taken together, all of the factors led to a substantial divergence in returns between the developed and emerging equity markets.

-----------------
1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Emerging Markets VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

Q: How did the Portfolio perform during the 12-month period ended December 31, 2013?

A: Pioneer Emerging Markets VCT Portfolio's Class I shares returned -1.96% at net asset value during the 12-month period ended December 31, 2013, and Class II shares returned -2.19%. During the same period, the Portfolio's benchmark, the MSCI Emerging Markets ND Index, returned -2.60%, and the average return of the 82 variable portfolios in Lipper's Emerging Markets Underlying Fund category was 0.17%.

Q: What elements of your positioning aided or detracted from the Portfolio's benchmark-relative performance during the 12-month period ended
    December 31, 2013?

A: After our team took over management of the Portfolio in March 2013, we quickly repositioned its holdings in accordance with our investment style. In the time following the repositioning, one of the key positive factors in the Portfolio's benchmark-relative performance was its overweight in the strong consumer discretionary sector, as well as stock selection within that group. A position in ANTA Sports Products, a Chinese sportswear producer, was a leading contributor to benchmark-relative performance in the consumer discretionary sector. Other Portfolio positions that contributed to relative returns were Copa Holdings, a Panamanian airline, Astaldi, an Italian construction and engineering firm that generates more than half of its revenues from the emerging markets, and the Chinese financial stock, Minsheng Bank.

    On the negative side, the Portfolio's overweight positions in China and Russia detracted from relative performance. With regard to individual stocks, the Portfolio's largest performance detractors during the 12-month period included the Korean cosmetics maker, ABLE C&C, Samsung Electronics, and Hon Hai Precision Industry.

Q:  What is your outlook for emerging markets equities in 2014?

A: We hold a cautious outlook for the asset class as we move into 2014. In order to make the emerging markets an attractive destination for investors, we believe that structural reforms are badly needed in many countries, given that most emerging economies suffer from excessive credit growth and an overhang of leverage. Emerging countries as a group have experienced a deteriorating macroeconomic outlook during the past five years, which, in our view, highlights the need for reforms. Despite the obvious sense of urgency in the "fragile" emerging countries, any reform efforts will have to wait many more months due to forthcoming elections in several nations; and, currently, only China and Mexico seem to be moving in the right direction in our opinion. Having said this, both performance expectations and company valuations have declined considerably throughout the region, suggesting the possibility of upside potential if global growth picks up and the reform process gathers steam.

    When investing the Portfolio's assets, we continue to seek countries with positive trade balances, lower vulnerability to global asset flows, exposure to the global economy, and a credible plan for structural reform. Among the countries included in that group are China, Mexico, and the Philippines. We have tilted the Portfolio toward more cyclical (economically sensitive) sectors such as industrials, consumer discretionary, and information technology, while reducing exposure to the defensive sectors, like consumer staples, as stocks in those sectors appear likely to underperform due to their elevated valuations.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13                             (continued)
--------------------------------------------------------------------------------

    From a valuation perspective, we believe the emerging markets look attractive both on an absolute basis and relative to the developed markets. This is particularly evident in Russia, where we maintain an overweight Portfolio position. We are mindful of the fact that some Russian stocks are cheap for a good reason. However, we do see some growth catalysts that we feel could improve the situation in the Russian market, including a strong new central bank governor, government policies aimed at improving corporate governance at state-owned companies, and financial reforms designed to open up the market to new investors.

    While growth has slowed in China from previous highs, we remain optimistic that the Chinese government has both the ability and political will to implement certain structural reforms and to slowly guide the nation towards a more sustainable growth rate as well as a consumer-driven economy. We believe the Portfolio, with its emphasis on consumer discretionary stocks in China, is positioned to benefit if that nation's trajectory towards a consumer-driven economy materializes.

    The Portfolio also holds a weighting in the frontier, or "pre-emerging" economies. Frontier economies are expected to be the new engines of growth in the emerging markets, and we have continued to build the Fund's positions in countries such as Saudi Arabia, Qatar, and Dubai. We have likewise continued our play on the Asian urbanization theme within the portfolio, and have added a basket of small-and mid-cap holdings in the region. Lastly, the Portfolio has allocations to certain developed market-listed stocks, such as Astaldi's, whose performance is driven largely by the companies' exposures to emerging markets penetration and growth.

    In an environment characterized by both risk and opportunity, we continue to emphasize individual research to identify companies that we believe have the optimal combination of growth potential and attractive valuation. We believe this steady approach will enable the Portfolio to navigate the inevitable shifts in short-term market conditions and to deliver solid performance over the longer term.

Please refer to the Schedule of Investments on pages 7 to 13 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13
--------------------------------------------------------------------------------

      Shares                                                                 Value
               PREFERRED STOCKS - 5.5%
               Energy - 0.9%
               Integrated Oil & Gas - 0.9%
      90,507   Petroleo Brasileiro SA                                  $   664,529
                                                                       -----------
               Total Energy                                            $   664,529
                                                                       -----------
               Materials - 1.9%
               Steel - 1.9%
     138,560   Bradespar SA                                            $ 1,473,393
                                                                       -----------
               Total Materials                                         $ 1,473,393
                                                                       -----------
               Automobiles & Components - 1.7%
               Automobile Manufacturers - 1.7%
      11,184   Hyundai Motor Co.                                       $ 1,324,955
                                                                       -----------
               Total Automobiles & Components                          $ 1,324,955
                                                                       -----------
               Food & Staples Retailing - 1.0%
               Hypermarkets & Super Centers - 1.0%
      17,849   Cia Brasileira de Distribuicao Grupo Pao de Acucar      $   796,279
                                                                       -----------
               Total Food & Staples Retailing                          $   796,279
                                                                       -----------
               TOTAL PREFERRED STOCKS
               (Cost $4,532,762)                                       $ 4,259,156
                                                                       -----------
               COMMON STOCKS - 91.0%
               Energy - 8.1%
               Oil & Gas Drilling - 0.6%
      15,836   CAT Oil AG                                              $   439,819
                                                                       -----------
               Oil & Gas Equipment & Services - 0.9%
     181,100   Dayang Enterprise Holdings Bhd                          $   319,981
      18,723   Saipem S.p.A.                                               403,990
                                                                       -----------
                                                                       $   723,971
                                                                       -----------
               Integrated Oil & Gas - 4.2%
   1,117,200   China Petroleum & Chemical Corp.                        $   918,865
     127,963   Gazprom OAO (A.D.R.)                                      1,106,880
      14,574   Lukoil OAO (A.D.R.)                                         919,911
     280,000   PetroChina Co., Ltd.                                        307,278
                                                                       -----------
                                                                       $ 3,252,934
                                                                       -----------
               Oil & Gas Exploration & Production - 1.8%
     554,000   Kunlun Energy Co., Ltd.                                 $   978,407
      24,848   Pacific Rubiales Energy Corp.                               428,764
                                                                       -----------
                                                                       $ 1,407,171
                                                                       -----------
               Oil & Gas Refining & Marketing - 0.6%
      31,256   Reliance Industries, Ltd.                               $   452,998
                                                                       -----------
               Total Energy                                            $ 6,276,893
                                                                       -----------
               Materials - 7.5%
               Fertilizers & Agricultural Chemicals - 0.5%
      39,419   Phosagro OAO (G.D.R.)                                   $   386,430
                                                                       -----------
               Construction Materials - 1.6%
     117,500   Anhui Conch Cement Co., Ltd.                            $   438,944
     710,932   Cemex SAB de CV*                                            831,996
                                                                       -----------
                                                                       $ 1,270,940
                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

     Shares                                                                  Value
               Aluminum - 0.8%
     932,500   China Hongqiao Group, Ltd.                              $   643,095
                                                                       -----------
               Diversified Metals & Mining - 2.4%
     255,014   Grupo Mexico SAB de CV                                  $   840,898
      58,550   MMC Norilsk Nickel OJSC (A.D.R.)                            975,377
                                                                       -----------
                                                                       $ 1,816,275
                                                                       -----------
               Steel - 2.2%
       2,698   POSCO                                                   $   836,971
      37,862   Severstal OAO (G.D.R.)                                      374,430
      15,269   Ternium SA (A.D.R.)                                         477,920
                                                                       -----------
                                                                       $ 1,689,321
                                                                       -----------
               Total Materials                                         $ 5,806,061
                                                                       -----------
               Capital Goods - 10.4%
               Construction & Engineering - 5.8%
     296,677   Astaldi S.p.A.                                          $ 3,125,858
   1,020,000   China Communications Construction Co., Ltd.                 826,416
     526,000   China Railway Construction Corp., Ltd.                      526,075
                                                                       -----------
                                                                       $ 4,478,349
                                                                       -----------
               Electrical Components & Equipment - 0.5%
      25,500   Sumitomo Electric Industries, Ltd.                      $   426,175
                                                                       -----------
               Heavy Electrical Equipment - 0.5%
     129,744   Bharat Heavy Electricals, Ltd.                          $   370,627
                                                                       -----------
               Industrial Conglomerates - 1.3%
      24,231   Bidvest Group, Ltd.                                     $   619,513
       8,577   Industries Qatar QSC                                        397,938
                                                                       -----------
                                                                       $ 1,017,451
                                                                       -----------
               Construction & Farm Machinery & Heavy Trucks - 2.0%
     715,000   CSR Corp., Ltd.*                                        $   588,761
       3,967   Hyundai Heavy Industries Co., Ltd.                          969,389
                                                                       -----------
                                                                       $ 1,558,150
                                                                       -----------
               Trading Companies & Distributors - 0.3%
     263,000   Noble Group, Ltd.                                       $   223,850
                                                                       -----------
               Total Capital Goods                                     $ 8,074,602
                                                                       -----------
               Transportation - 4.0%
               Airlines - 2.2%
     698,947   Air Arabia PJSC                                         $   296,170
       9,053   Copa Holdings SA                                          1,449,476
                                                                       -----------
                                                                       $ 1,745,646
                                                                       -----------
               Marine - 0.4%
   1,044,000   China Shipping Container Lines Co., Ltd.*               $   273,137
                                                                       -----------
               Trucking - 0.1%
      99,543   Aramex PJSC                                             $    82,427
                                                                       -----------
               Highways & Railtracks - 1.3%
      48,394   Arteris SA                                              $   390,273
     241,182   OHL Mexico SAB de CV*                                       613,761
                                                                       -----------
                                                                       $ 1,004,034
                                                                       -----------
               Total Transportation                                    $ 3,105,244
                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      Shares                                                                 Value
               Automobiles & Components - 5.2%
               Auto Parts & Equipment - 0.9%
      73,135   Tupy SA                                                 $   649,791
                                                                       -----------
               Automobile Manufacturers - 4.3%
     930,000   Geely Automobile Holdings, Ltd.                         $   450,685
      14,587   Mahindra & Mahindra, Ltd.                                   222,958
     864,870   Tata Motors, Ltd.                                         2,695,143
                                                                       -----------
                                                                       $ 3,368,786
                                                                       -----------
               Total Automobiles & Components                          $ 4,018,577
                                                                       -----------
               Consumer Durables & Apparel - 0.5%
               Leisure Products - 0.5%
     652,000   Goodbaby International Holdings, Ltd.                   $   361,957
                                                                       -----------
               Total Consumer Durables & Apparel                       $   361,957
                                                                       -----------
               Consumer Services - 0.6%
               Restaurants - 0.6%
       5,962   Yum! Brands, Inc.                                       $   450,787
                                                                       -----------
               Total Consumer Services                                 $   450,787
                                                                       -----------
               Retailing - 1.8%
               Department Stores - 1.3%
     250,000   Matahari Department Store Tbk PT*                       $   226,588
     106,924   Woolworths Holdings, Ltd.                                   760,044
                                                                       -----------
                                                                       $   986,632
                                                                       -----------
               General Merchandise Stores - 0.5%
       3,600   Ryohin Keikaku Co., Ltd.                                $   389,335
                                                                       -----------
               Total Retailing                                         $ 1,375,967
                                                                       -----------
               Food & Staples Retailing - 1.8%
               Food Retail - 1.3%
       3,806   Magnit OJSC                                             $ 1,063,385
                                                                       -----------
               Hypermarkets & Super Centers - 0.5%
     144,679   Wal-Mart de Mexico SAB de CV                            $   379,357
                                                                       -----------
               Total Food & Staples Retailing                          $ 1,442,742
                                                                       -----------
               Food, Beverage & Tobacco - 0.4%
               Agricultural Products - 0.2%
     438,000   Golden Agri-Resources, Ltd.                             $   189,453
                                                                       -----------
               Packaged Foods & Meats - 0.2%
     224,435   Flour Mills of Nigeria Plc                              $   123,506
                                                                       -----------
               Total Food, Beverage & Tobacco                          $   312,959
                                                                       -----------
               Household & Personal Products - 0.2%
               Personal Products - 0.2%
       5,023   Able C&C Co., Ltd.                                      $   144,270
                                                                       -----------
               Total Household & Personal Products                     $   144,270
                                                                       -----------
               Pharmaceuticals, Biotechnology & Life Sciences - 0.3%
               Pharmaceuticals - 0.3%
      12,105   Hikma Pharmaceuticals Plc                               $   240,904
                                                                       -----------
               Total Pharmaceuticals, Biotechnology & Life Sciences    $   240,904
                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

      Shares                                                                 Value
               Banks - 17.1%
               Diversified Banks - 17.1%
     100,000   Aozora Bank, Ltd.                                       $   283,382
      89,600   Banco Santander Brasil SA (A.D.R.)                          546,560
     502,000   Bank Rakyat Indonesia Persero Tbk PT                        300,758
   2,211,000   China Construction Bank Corp.                             1,679,040
       3,095   Credicorp, Ltd.                                             410,799
     135,174   Grupo Financiero Santander Mexico SAB de CV                 366,221
      33,248   ICICI Bank, Ltd.                                            593,422
   2,691,000   Industrial & Commercial Bank of China, Ltd.               1,829,636
     110,788   Itau Unibanco Holding SA (A.D.R.)                         1,503,393
      38,230   KB Financial Group, Inc.                                  1,538,450
     241,000   Malayan Banking Bhd                                         731,626
     593,775   Mega Financial Holding Co., Ltd.                            499,692
     328,850   Philippine National Bank*                                   639,867
       4,898   Qatar National Bank SAQ                                     231,508
     155,924   Sberbank of Russia (A.D.R.)                               1,969,195
   3,448,707   United Bank for Africa Plc                                  191,894
                                                                       -----------
                                                                       $13,315,443
                                                                       -----------
               Total Banks                                             $13,315,443
                                                                       -----------
               Diversified Financials - 5.4%
               Other Diversified Financial Services - 1.8%
      29,000   China Conch Venture Holdings, Ltd.*                     $    79,472
     202,307   FirstRand, Ltd.                                             691,362
     165,000   Fubon Financial Holding Co., Ltd.                           241,298
      30,544   Grupo BTG Pactual*                                          353,573
                                                                       -----------
                                                                       $ 1,365,705
                                                                       -----------
               Multi-Sector Holdings - 1.1%
     780,000   First Pacific Co., Ltd.                                 $   891,333
                                                                       -----------
               Investment Banking & Brokerage - 2.5%
     550,000   Haitong Securities Co., Ltd.                            $   966,508
   1,669,000   Yuanta Financial Holding Co., Ltd.                          997,040
                                                                       -----------
                                                                       $ 1,963,548
                                                                       -----------
               Total Diversified Financials                            $ 4,220,586
                                                                       -----------
               Insurance - 1.4%
               Life & Health Insurance - 1.4%
     342,000   China Life Insurance Co., Ltd.                          $ 1,078,558
                                                                       -----------
               Total Insurance                                         $ 1,078,558
                                                                       -----------
               Real Estate - 1.9%
               Diversified REITs - 0.4%
     141,546   Mexico Real Estate Management SA de CV                  $   281,171
                                                                       -----------
               Diversified Real Estate Activities - 0.1%
      34,900   Takara Leben Co., Ltd.                                  $   119,015
                                                                       -----------
               Real Estate Development - 1.4%
     214,000   China Overseas Land & Investment, Ltd.                  $   604,446
     234,621   Emaar Properties PJSC                                       489,083
                                                                       -----------
                                                                       $ 1,093,529
                                                                       -----------
               Total Real Estate                                       $ 1,493,715
                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      Shares                                                                 Value
               Software & Services - 4.7%
               Internet Software & Services - 2.1%
      25,600   Tencent Holdings, Ltd.                                  $ 1,644,793
                                                                       -----------
               IT Consulting & Other Services - 2.6%
   7,071,000   China ITS Holdings Co., Ltd.                            $ 1,691,317
       9,530   Tata Consultancy Services, Ltd.                             335,695
                                                                       -----------
                                                                       $ 2,027,012
                                                                       -----------
               Total Software & Services                               $ 3,671,805
                                                                       -----------
               Technology Hardware & Equipment - 2.0%
               Electronic Manufacturing Services - 2.0%
     576,920   Hon Hai Precision Industry Co., Ltd.                    $ 1,551,387
                                                                       -----------
               Total Technology Hardware & Equipment                   $ 1,551,387
                                                                       -----------
               Semiconductors & Semiconductor Equipment - 6.9%
               Semiconductor Equipment - 0.9%
      51,400   ASM Pacific Technology, Ltd.                            $   430,543
      35,094   Wonik IPS Co., Ltd.*                                        286,140
                                                                       -----------
                                                                       $   716,683
                                                                       -----------
               Semiconductors - 6.0%
       1,541   Samsung Electronics Co., Ltd.                           $ 2,013,364
      45,150   SK Hynix, Inc.                                            1,576,378
      62,630   Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)     1,092,267
                                                                       -----------
                                                                       $ 4,682,009
                                                                       -----------
               Total Semiconductors & Semiconductor Equipment          $ 5,398,692
                                                                       -----------
               Telecommunication Services - 8.5%
               Wireless Telecommunication Services - 8.5%
   1,157,579   Global Telecom Holding (G.D.R.)*                        $ 3,885,313
      27,488   Millicom International Cellular SA                        2,735,443
                                                                       -----------
                                                                       $ 6,620,756
                                                                       -----------
               Total Telecommunication Services                        $ 6,620,756
                                                                       -----------
               Utilities - 2.3%
               Electric Utilities - 1.4%
      42,034   Enersis SA (A.D.R.)                                     $   630,090
     129,700   Tenaga Nasional Bhd                                         450,597
                                                                       -----------
                                                                       $ 1,080,687
                                                                       -----------
               Independent Power Producers & Energy Traders - 0.9%
     328,000   Huaneng Power International, Inc.                       $   296,934
     198,863   NTPC, Ltd.                                                  441,875
                                                                       -----------
                                                                       $   738,809
                                                                       -----------
               Total Utilities                                         $ 1,819,496
                                                                       -----------
               TOTAL COMMON STOCKS
               (Cost $65,203,274)                                      $70,781,401
                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

               S&P/Moody's
   Principal   Ratings
  Amount ($)   (unaudited)                                                                  Value
                             CORPORATE BONDS - 0.1%
                             Household & Personal Products - 0.1%
                             Personal Products - 0.1%
BRL  136,000   NR/NR         Hypermarcas SA, 11.3%, 10/15/18 (b)                   $       35,603
BRL  136,000   NR/NR         Hypermarcas SA, 3.0%, 10/15/15 (b)                            57,882
                                                                                   --------------
                                                                                   $       93,485
                                                                                   --------------
                             Total Household & Personal Products                   $       93,485
                                                                                   --------------
                             TOTAL CORPORATE BONDS
                             (Cost $148,671)                                       $       93,485
                                                                                   --------------

      Shares
                             RIGHTS / WARRANTS - 1.2%
                             Banks - 1.2%
                             Diversified Banks - 1.2%
      17,565   NR/NR         HSBC Bank Plc, 2/10/15                                $      234,181
       6,635   NR/NR         HSBC Bank Plc, 2/23/15                                       245,918
      17,243   NR/NR         HSBC Bank Plc, 4/13/15                                       422,994
                                                                                   --------------
                                                                                   $      903,093
                                                                                   --------------
                             Total Banks                                           $      903,093
                                                                                   --------------
                             Household & Personal Products - 0.0%
                             Personal Products - 0.0%
         136                 Hypermarcas SA, 10/15/15 (b)                          $           --
                                                                                   --------------
                             Total Household & Personal Products                   $           --
                                                                                   --------------
                             TOTAL RIGHTS / WARRANTS
                             (Cost $871,591)                                       $      903,093
                                                                                   --------------

                             TOTAL INVESTMENT IN SECURITIES - 97.8%
                             (Cost $70,756,298) (a) (c)                            $   76,037,135
                                                                                   --------------
                             OTHER ASSETS & LIABILITIES - 2.2%                     $    1,710,628
                                                                                   --------------
                             TOTAL NET ASSETS - 100.0%                             $   77,747,763
                                                                                   ==============

*          Non-income producing security.

NR         Not rated by either S&P or Moody's.

(A.D.R.)   American Depositary Receipts.

(G.D.R.)   Global Depositary Receipts.

(a) At December 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $71,088,703 was as follows:

           Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                               $ 8,819,001
           Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                                (3,870,569)
                                                                                   -----------
           Net unrealized appreciation                                             $ 4,948,432
                                                                                   -----------

(b) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Notes 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

(c) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

      China                                                                12.8%
      South Korea                                                          11.4%
      Russia                                                                8.9%
      Brazil                                                                8.5%
      Cayman Islands                                                        7.0%
      India                                                                 6.7%
      Taiwan                                                                5.8%
      Egypt                                                                 5.1%
      Italy                                                                 4.7%
      Mexico                                                                4.4%
      Luxembourg                                                            4.2%
      Bermuda                                                               3.3%
      South Africa                                                          2.7%
      Malaysia                                                              2.0%
      Panama                                                                1.9%
      Japan                                                                 1.6%
      United States                                                         1.5%
      United Arab Emirates                                                  1.1%
      Other (individually less than 1%)                                     6.4%
                                                                          ------
                                                                          100.0%
                                                                          ======

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

BRL   Brazilian Real

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2013 aggregated $70,361,026 and $84,336,065, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2013, in valuing the Portfolio's assets:

                                                                       Level 1       Level 2     Level 3        Total
Preferred Stocks                                                    $  2,934,201   $ 1,324,955   $     --    $ 4,259,156
Common Stocks (U.S.)                                                   5,969,282            --         --      5,969,282
Common Stocks (Foreign)                                                8,070,006    56,742,113         --     64,812,119
Warrants                                                                 903,093            --         --*       903,093
Corporate Bonds                                                               --            --     93,485         93,485
                                                                    ------------   -----------   --------    -----------
Total                                                               $ 17,876,582   $58,067,068   $ 93,485    $76,037,135
                                                                    ============   ===========   ========    ===========
Other Financial Instruments
Net unrealized appreciation on forward foreign currency contracts             --        81,190         --         81,190
Net unrealized appreciation on futures contracts                          15,124            --         --         15,124
                                                                    ------------   -----------   --------    -----------
Total Other Financial Instruments                                   $     15,124   $    81,190   $     --    $    96,314
                                                                    ============   ===========   ========    ===========

*   Security is valued at $0.

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                                      Corporate
                                                                        Bonds       Warrants
Balance as of 12/31/12                                                $ 96,266       $  --**
Realized gain (loss)1                                                       --          --
Change in unrealized appreciation (depreciation)2                       (2,781)         --
Net purchases (sales)                                                       --          --
Transfers in and out of Level 3*                                            --          --
                                                                      --------       -----
Balance as of 12/31/13                                                $ 93,485       $  --**
                                                                      ========       =====

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

*   Transfers are calculated on the beginning of period values.

**  Security is valued at $0.

    Net change in unrealized appreciation (depreciation) of investments
    still held as of 12/31/13                                             $ (2,781)
                                                                          --------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended    Year Ended  Year Ended   Year Ended  Year Ended
                                                             12/31/13      12/31/12    12/31/11     12/31/10    12/31/09
Class I
Net asset value, beginning of period                         $ 25.95       $ 24.08      $ 31.52      $ 27.34     $ 15.84
                                                             -------       -------      -------      -------     -------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.25       $  0.24      $  0.35      $  0.17     $  0.10
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                         (0.81)         2.53        (7.71)        4.15       11.65
                                                             -------       -------      -------      -------     -------
     Net increase (decrease) from investment operations      $ (0.56)      $  2.77      $ (7.36)     $  4.32     $ 11.75
Distributions to shareowners:
   Net investment income                                     $ (0.29)      $ (0.13)     $ (0.08)     $ (0.14)    $ (0.25)
   Net realized gain                                              --         (0.77)          --           --          --
                                                             -------       -------      -------      -------     -------
Total distributions                                          $ (0.29)      $ (0.90)     $ (0.08)     $ (0.14)    $ (0.25)
                                                             -------       -------      -------      -------     -------
Net increase (decrease) in net asset value                   $ (0.85)      $  1.87      $ (7.44)     $  4.18     $ 11.50
                                                             -------       -------      -------      -------     -------
Net asset value, end of period                               $ 25.10       $ 25.95      $ 24.08      $ 31.52     $ 27.34
                                                             =======       =======      =======      =======     =======
Total return*                                                  (1.96)%       11.97%      (23.40)%      15.89%      74.64%
Ratio of total expenses to average net assets                   1.45%         1.45%        1.47%        1.45%       1.45%
Ratio of net investment income to average net assets            0.96%         0.93%        1.13%        0.66%       0.72%
Portfolio turnover rate                                           87%          143%         215%          97%         60%
Net assets, end of period (in thousands)                     $32,531       $42,517      $43,727      $65,958     $54,690

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended  Year Ended  Year Ended   Year Ended  Year Ended
                                                             12/31/13    12/31/12    12/31/11     12/31/10     12/31/09
Class II
Net asset value, beginning of period                         $ 25.55     $ 23.71    $   31.04     $ 26.94     $ 15.62
                                                             -------     -------    ---------     -------     -------
Increase (decrease) from investment operations:
    Net investment income                                    $  0.19     $  0.18    $    0.27     $  0.13     $  0.07
    Net realized and unrealized gain (loss) on investments
       and foreign currency transactions                       (0.79)       2.48        (7.60)       4.06       11.44
                                                             -------     -------    ---------     -------     -------
       Net increase (decrease) from investment operations    $ (0.60)    $  2.66    $   (7.33)    $  4.19     $ 11.51
Distributions to shareowners:
    Net investment income                                    $ (0.22)    $ (0.05)   $      --     $ (0.09)    $ (0.19)
    Net realized gain                                             --       (0.77)          --          --          --
                                                             -------     -------    ---------     -------     -------
Total distributions                                          $ (0.22)    $ (0.82)   $      --     $ (0.09)    $ (0.19)
                                                             -------     -------    ---------     -------     -------
Net increase (decrease) in net asset value                   $ (0.82)    $  1.84    $   (7.33)    $  4.10     $ 11.32
                                                             -------     -------    ---------     -------     -------
Net asset value, end of period                               $ 24.73     $ 25.55    $   23.71     $ 31.04     $ 26.94
                                                             =======     =======    =========     =======     =======
Total return*                                                  (2.19)%     11.66%      (23.62)%     15.61%      74.02%
Ratio of total expenses to average net assets                   1.70%       1.70%        1.72%       1.70%       1.69%
Ratio of net investment income to average net assets            0.69%       0.71%        0.86%       0.40%       0.45%
Portfolio turnover rate                                           87%        143%         215%         97%         60%
Net assets, end of period (in thousands)                     $45,217     $53,514    $  52,403     $83,293     $82,930

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/13
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $70,756,298)                                     $76,037,135
  Cash                                                                                450,950
  Futures collateral                                                                   16,350
  Foreign currencies, at value (cost $797,067)                                        794,322
  Receivables --
     Investment securities sold                                                       802,914
     Portfolio shares sold                                                             22,976
     Dividends (net of foreign taxes withheld of $5,181)                               76,512
     Interest                                                                           1,198
  Net unrealized appreciation on forward foreign currency contracts                    81,190
  Net unrealized appreciation on futures contracts                                     15,124
  Other                                                                                 4,373
                                                                                  -----------
         Total assets                                                             $78,303,044
                                                                                  -----------

LIABILITIES:
  Payables --
     Investment securities purchased                                              $   403,937
     Portfolio shares repurchased                                                      55,629
  Due to affiliates                                                                    12,059
  Accrued expenses                                                                     83,656
                                                                                  -----------
         Total liabilities                                                        $   555,281
                                                                                  -----------

NET ASSETS:
  Paid-in capital                                                                 $72,248,327
  Undistributed net investment income                                                 168,833
  Accumulated net realized loss on investments and foreign currency transactions      (37,344)
  Net unrealized appreciation on investments                                        5,280,837
  Net unrealized appreciation on futures contracts                                     15,124
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                    71,986
                                                                                  -----------
        Total net assets                                                          $77,747,763
                                                                                  ===========

NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $32,530,974/1,295,882 shares)                                 $     25.10
                                                                                  ===========
  Class II (based on $45,216,789/1,828,580 shares)                                $     24.73
                                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $273,750)            $ 1,983,549
  Interest (net of foreign taxes withheld of $1,087)                     3,394
                                                                   -----------
        Total investment income                                                     $ 1,986,943
                                                                                    -----------

EXPENSES:
  Management fees                                                  $   951,210
  Transfer agent fees
     Class I                                                             1,500
     Class II                                                            1,500
  Distribution fees
     Class II                                                          118,757
  Administrative reimbursements                                         31,566
  Custodian fees                                                       102,506
  Professional fees                                                     60,208
  Printing expense                                                      25,530
  Fees and expenses of nonaffiliated Trustees                            5,872
  Miscellaneous                                                         20,574
                                                                   -----------
     Total expenses                                                                 $ 1,319,223
                                                                                    -----------
        Net investment income                                                       $   667,720
                                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
    Investments                                                    $ 3,599,148
    Futures contracts                                                 (166,516)
    Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies             (311,098)     $ 3,121,534
                                                                   -----------      -----------
  Change in net unrealized appreciation (depreciation) on:
    Investments                                                    $(6,657,949)
    Futures contracts                                                   15,124
    Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               73,805      $(6,569,020)
                                                                   -----------      -----------
  Net loss on investments and foreign currency transactions                         $(3,447,486)
                                                                                    -----------
  Net decrease in net assets resulting from operations                              $(2,779,766)
                                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Year Ended     Year Ended
                                                                                 12/31/13       12/31/12
FROM OPERATIONS:
Net investment income                                                         $     667,720   $    780,572
Net realized gain (loss) on investments, futures contracts and foreign
      currency transactions                                                       3,121,534     (2,455,850)
Change in net unrealized appreciation (depreciation) on investments
      and foreign currency transactions                                          (6,569,020)    12,168,495
                                                                              -------------   ------------
      Net increase (decrease) in net assets resulting from operations         $  (2,779,766)  $ 10,493,217
                                                                              -------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.29 and $0.13 per share, respectively)                       $    (451,200)  $   (221,438)
      Class II ($0.22 and $0.05 per share, respectively)                           (442,636)      (115,919)
Net realized gain:
      Class I ($0.00 and $0.77 per share, respectively)                                  --     (1,326,726)
      Class II ($0.00 and $0.77 per share, respectively)                                 --     (1,714,840)
                                                                              -------------   ------------
          Total distributions to shareowners                                  $    (893,836)  $ (3,378,923)
                                                                              -------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $  18,415,763   $ 20,422,561
Reinvestment of distributions                                                       893,836      3,378,923
Cost of shares repurchased                                                      (33,918,899)   (31,015,537)
                                                                              -------------   ------------
      Net decrease in net assets resulting from Portfolio share transactions  $ (14,609,300)  $ (7,214,053)
                                                                              -------------   ------------
      Net decrease in net assets                                              $ (18,282,902)  $    (99,759)

NET ASSETS:
Beginning of year                                                                96,030,665     96,130,424
                                                                              -------------   ------------
End of year                                                                   $  77,747,763   $ 96,030,665
                                                                              =============   ============
Undistributed net investment income                                           $     168,833   $    677,700
                                                                              =============   ============

                               '13 Shares   '13 Amount    '12 Shares   '12 Amount
CLASS I
Shares sold                      207,043   $  4,980,500     313,205   $  7,756,616
Reinvestment of distributions     20,996        451,200      67,488      1,548,165
Less shares repurchased         (570,778)   (13,614,916)   (557,876)   (13,922,153)
                               ---------   ------------   ---------   ------------
      Net decrease              (342,739)  $ (8,183,216)   (177,183)  $ (4,617,372)
                               =========   ============   =========   ============
CLASS II
Shares sold                      559,290   $ 13,435,263     506,754   $ 12,665,945
Reinvestment of distributions     20,889        442,636      80,971      1,830,758
Less shares repurchased         (846,236)   (20,303,983)   (703,559)   (17,093,384)
                               ---------   ------------   ---------   ------------
      Net decrease              (266,057)  $ (6,426,084)   (115,834)  $ (2,596,681)
                               =========   ============   =========   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such Funds' net asset value.

    The Portfolio invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Portfolio.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

    determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At December 31, 2013 there were three securities that were valued using fair value methods (in addition to securities that were valued using prices supplied by independent pricing services) representing 0.1% of net assets.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2013, the Portfolio paid no such taxes.

    In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2013, the Portfolio had no reserves related to taxes on the repatriation of foreign capital gains.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2013, the Portfolio reclassified $282,751

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    decrease undistributed net investment income and $282,751 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    During the year ended December 31, 2013, capital loss carryforward of $2,593,436 was utilized to offset net realized gains by the Portfolio.

    The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:

--------------------------------------------------------------------------------
                                                   2013                   2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                 $  893,836            $  337,357
Long-term capital gain                                  --             3,041,566
                                                ----------            ----------
   Total distributions                          $  893,836            $3,378,923
                                                ==========            ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary
   income                                       $  250,632
Undistributed long-term capital gain               295,061
Unrealized appreciation                          4,953,743
                                                ----------
   Total                                        $5,499,436
                                                ==========

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to PFIC and the mark to market of forward contracts.

E.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $216,686 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2013. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.  Risks

    The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social and economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Futures Contracts

    The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2013 was $16,350. Subsequent payments for futures contracts ("variation margin") are paid or received by

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended December 31, 2013 was $370,298.

At December 31, 2013, open futures contracts were as follows:

--------------------------------------------------------------------------------
                           Number of
                           Contracts      Settlement                Unrealized
Type                      Long/(Short)      Month        Value     Appreciation
--------------------------------------------------------------------------------
FTSE China A50               327           1/14       $2,321,700     $15,124
--------------------------------------------------------------------------------

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Effective December 1, 2013, Management fees are calculated daily at the annual rate of 1.10% of the Portfolio's average daily net assets. Prior to December 1, 2013, management fees were calculated daily at the annual rate of 1.15% of the Portfolio's average daily net asset.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,584 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $250 in transfer agent fees payable to PIMSS at December 31, 2013.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,225 in distribution fees payable to PFD at December 31, 2013.

5. Forward Foreign Currency Contracts

During the year ended December 31, 2013, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended December 31, 2013, was $5,041,083. As of December 31, 2013, open contracts were as follows:

----------------------------------------------------------------------------------------------
                                                                                     Net
                                                                                  Unrealized
                             Contracts     In Exchange  Settlement               Appreciation/
Currency                    to Deliver          for        Date         Value   (Depreciation)
----------------------------------------------------------------------------------------------
HKG (Hong Kong Dollar)       (2,207,283)     (284,616)    1/2/14      (284,653)    $    (37)
KRW (South Korean Won)     (466,665,652)     (441,686)    1/2/14      (442,033)        (347)
HKD (Hong Kong Dollar)        1,544,897       199,194     1/3/14       199,186           (8)
NGN (Nigerian Naira)          1,437,360         8,927     1/2/14         8,986           59
JPY (Japanese Yen)           20,341,743       193,455     1/7/14       193,179         (276)
JPY (Japanese Yen)         (141,000,000)   (1,437,126)   2/13/14    (1,339,304)      97,822
SEK (Swedish Krona)             253,300        38,705     1/2/14        39,333          628
MXN (Mexican Peso)           26,200,000     1,971,110    2/13/14     1,997,235       26,125
ZAR (South African Rand)     24,300,000     2,336,606    2/13/14     2,293,830      (42,776)
----------------------------------------------------------------------------------------------
Total                                                                              $ 81,190
----------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

6. Offsetting Assets and Liabilities

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of December 31, 2013.

Assets:

-----------------------------------------------------------------------------------------------------------
                                                          Net             Gross Amounts
                                                       Amounts of       Not Offset in the
                                         Gross          Assets             Statement of
                                        Amounts        Presented      Assets and Liabilities
                          Gross       Offset in the     in the       -------------------------
                        Amounts of    Statement of    Statement of                     Cash
                        Recognized     Assets and      Assets and     Financial     Collateral
Description               Assets       Liabilities    Liabilities    Instruments     Received    Net Amount
-----------------------------------------------------------------------------------------------------------
Forward foreign
   currency contracts    $124,634       $(43,444)      $ 81,190        $     --       $    --      $81,190
-----------------------------------------------------------------------------------------------------------

Liabilities:

-----------------------------------------------------------------------------------------------------------
                                                          Net             Gross Amounts
                                                       Amounts of       Not Offset in the
                                         Gross        Liabilities          Statement of
                                        Amounts        Presented      Assets and Liabilities
                          Gross       Offset in the     in the       -------------------------
                        Amounts of    Statement of    Statement of                     Cash
                        Recognized     Assets and      Assets and     Financial     Collateral
Description             Liabilities    Liabilities    Liabilities    Instruments     Pledged    Net Amount
-----------------------------------------------------------------------------------------------------------
Forward foreign
   currency contracts     $ 43,444       $(43,444)      $     --       $     --       $   --      $     --
-----------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

7. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of December 31, 2013 were as follows:

------------------------------------------------------------------------------------------------------------------
        Derivatives Not
       Accounted for as                    Asset Derivatives 2013                Liabilities Derivatives 2013
      Hedging Instruments            ---------------------------------       -------------------------------------
       Under Accounting                Statement of Assets                   Statement of Assets
    Standards Codification                and Liabilities                        and Liabilities
           (ASC) 815                         Location           Value              Location             Value
------------------------------------------------------------------------------------------------------------------
Forward foreign currency contracts   Net unrealized                          Net unrealized
                                     appreciation on forward                 depreciation on forward
                                     foreign currency contracts $81,190      foreign currency contracts $      --
                                                                -------                                 ---------
Futures contracts                    Net unrealized                          Net unrealized
                                     appreciation on                         depreciation on
                                     futures contracts          $15,124      futures contracts          $      --
                                                                -------                                 ---------
    Total                                                       $96,314                                 $      --
------------------------------------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Change in
                                                                                                            Unrealized
                                                                                       Realized Gain      Appreciation or
 Derivatives Not Accounted for                                                          or (Loss) on     (Depreciation) on
 as Hedging Instruments Under            Location of Gain or (Loss)                     Derivatives         Derivatives
     Accounting Standards                on Derivatives Recognized                      Recognized         Recognized in
     Codification (ASC) 815                      in Income                               in Income            Income
----------------------------------------------------------------------------------------------------------------------------
Forward foreign currency contracts    Net realized gain (loss) on forward foreign
                                      currency contracts and other assets and
                                      liabilities denominated in foreign currencies     $(311,098)

Forward foreign currency contracts    Change in unrealized appreciation
                                      (depreciation) on forward foreign currency
                                      contracts and other assets and liabilities
                                      denominated in foreign currencies                                       $73,805
Futures contracts                     Net realized gain (loss) on futures contracts     $(166,516)
Futures contracts                     Change in unrealized appreciation
                                      (depreciation) on futures contracts                                     $15,124
----------------------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Emerging Markets VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Emerging Markets VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust")) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2014

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

ADDITIONAL INFORMATION (unaudited)

For the fiscal year ending December 31, 2013, the Portfolio has elected to pass through foreign tax credits of $269,460.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Emerging Markets VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2013 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees review the Portfolio's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one, three, five and ten year periods ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the Portfolio's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees considered reasons for the underperformance of the Portfolio relative to its peer group and the steps recently taken in an effort to improve the performance of the Portfolio. The Trustees agreed that they would continue to closely monitor the Portfolio's performance.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2013 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's management fee was approximately eight basis points higher than the median management fee of its Morningstar peer group. The Trustees also considered that, effective December 1, 2013, the Portfolio's management fee would be reduced by five basis points.

The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2013 was in the fifth quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer groups, and considered the impact of the Portfolio's non-management fee expenses on the Portfolio's expense ratio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and qualify of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Portfolio. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 54 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 49 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                          POSITION HELD     LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE              WITH THE TRUST    AND TERM OFFICE         PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Thomas J. Perna (63)      Chairman of the   Trustee since 2006.     Private investor (2004 - 2008 and   Director, Broadridge
                          Board and         Serves until a          2013 - present); Chairman (2008 -   Financial Solutions, Inc.
                          Trustee           successor trustee is    2013) and Chief Executive Officer   (investor communications and
                                            elected or earlier      (2008 - 2012), Quadriserv, Inc.     securities processing
                                            retirement or           (technology products for            provider for financial
                                            removal.                securities lending industry); and   services industry) (2009 -
                                                                    Senior Executive Vice President,    present); Director,
                                                                    The Bank of New York (financial     Quadriserv, Inc. (2005 -
                                                                    and securities services) (1986 -    2013); and Commissioner, New
                                                                    2004)                               Jersey State Civil Service
                                                                                                        Commission (2011 - present)
====================================================================================================================================
David R. Bock (70)        Trustee           Trustee since 2005.     Managing Partner, Federal City      Director of Enterprise
                                            Serves until a          Capital Advisors (corporate         Community Investment, Inc.
                                            successor trustee is    advisory services company) (1997 -  (privately held affordable
                                            elected or earlier      2004 and 2008 - present); Interim   housing finance company)
                                            retirement or           Chief Executive Officer, Oxford     (1985 - 2010); Director of
                                            removal.                Analytica, Inc. (privately held     Oxford Analytica, Inc. (2008
                                                                    research and consulting company)    - present); Director of The
                                                                    (2010); Executive Vice President    Swiss Helvetia Fund, Inc.
                                                                    and Chief Financial Officer,        (closed-end fund) (2010 -
                                                                    I-trax, Inc. (publicly traded       present); and Director of
                                                                    health care services company)       New York Mortgage Trust
                                                                    (2004 - 2007); and Executive Vice   (publicly traded mortgage
                                                                    President and Chief Financial       REIT) (2004 - 2009, 2012 -
                                                                    Officer, Pedestal Inc.              present)
                                                                    (internet-based mortgage trading
                                                                    company) (2000 - 2002)
====================================================================================================================================
Benjamin M. Friedman (69) Trustee           Trustee since 2008.     William Joseph Maier Professor of   Trustee, Mellon
                                            Serves until a          Political Economy, Harvard          Institutional Funds
                                            successor trustee is    University (1972 - present)         Investment Trust and Mellon
                                            elected or earlier                                          Institutional Funds Master
                                            retirement or                                               Portfolio (oversaw 17
                                            removal.                                                    portfolios in fund complex)
                                                                                                        (1989-2008)
====================================================================================================================================

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                          POSITION HELD     LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE              WITH THE TRUST    AND TERM OF OFFICE      PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Margaret B.W. Graham (66) Trustee           Trustee since 2000.     Founding Director, Vice President   None
                                            Serves until a          and Corporate Secretary, The
                                            successor trustee is    Winthrop Group, Inc. (consulting
                                            elected or earlier      firm) (1982 - present); Desautels
                                            retirement or           Faculty of Management, McGill
                                            removal.                University (1999 - present); and
                                                                    Manager of Research Operations and
                                                                    Organizational Learning, Xerox
                                                                    PARC, Xerox's advance research
                                                                    center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (65)  Trustee           Trustee since 1995.     President and Chief Executive       Director of New America High
                                            Serves until a          Officer, Newbury, Piret & Company,  Income Fund, Inc.
                                            successor trustee is    Inc. (investment banking firm)      (closed-end investment
                                            elected or earlier      (1981 - present)                    company) (2004 - present);
                                            retirement or                                               and member, Board of
                                            removal.                                                    Governors, Investment
                                                                                                        Company Institute (2000 -
                                                                                                        2006)
====================================================================================================================================
Stephen K. West (85)      Trustee           Trustee since 2008.     Senior Counsel, Sullivan &          Director, The Swiss Helvetia
                                            Serves until a          Cromwell LLP (law firm) (1998 -     Fund, Inc. (closed-end
                                            successor trustee is    present); and Partner, Sullivan &   investment company) (1995 -
                                            elected or earlier      Cromwell LLP (prior to 1998)        2012); and Director,
                                            retirement or                                               Invesco, Ltd. (formerly
                                            removal.                                                    AMVESCAP, PLC) (investment
                                                                                                        manager) (1997-2005)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE       PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
Daniel K.                  Trustee,        Trustee since 2007.      Chairman (2013 - present),         None
Kingsbury (55)*            President and   Serves until a           Director, CEO and President of
                           Chief           successor trustee is     PIM-USA (since February 2007);
                           Executive       elected or earlier       Chairman (2013 - present),
                           Officer         retirement or removal.   Director and President of Pioneer
                                                                    and Pioneer Institutional Asset
                                                                    Management, Inc. (since February
                                                                    2007); President and Chief
                                                                    Executive Officer of all the
                                                                    Pioneer Funds (since 2014);
                                                                    Executive Vice President of all
                                                                    of the Pioneer Funds (2007 -
                                                                    2013); Director of PGAM (2007 -
                                                                    2010); Head of New Europe
                                                                    Division, PGAM (2000 - 2005); and
                                                                    Head of New Markets Division,
                                                                    PGAM (2005 - 2007)
====================================================================================================================================

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

++ Effective January 28, 2014, Mr. Marc O. Mayer became an Independent Trustee of the Portfolio, and Mr. Kenneth J. Taubes became an Interested Trustee of the Portfolio.

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS+++
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE      PRINCIPAL OCCUPATION                 HELD BY THIS OFFICER
John F. Cogan, Jr. (87)**  President and    Since 1994. Serves at   President of all of the Pioneer      None
                           Chief Executive  the discretion of the   Funds; Non-Executive Chairman and
                           Officer***       Board.                  a director of Pioneer Investment
                                                                    Management USA Inc. ("PIM-USA")
                                                                    (until November 2013); Chairman
                                                                    and a director of Pioneer (until
                                                                    November 2013); Chairman and
                                                                    Director of Pioneer Institutional
                                                                    Asset Management, Inc. (until
                                                                    November 2013); Director of
                                                                    Pioneer Alternative Investment
                                                                    Management Limited (Dublin) (until
                                                                    October 2011); President and a
                                                                    director of Pioneer Alternative
                                                                    Investment Management (Bermuda)
                                                                    Limited and affiliated funds (until
                                                                    November 2013); Deputy Chairman
                                                                    and a director of Pioneer Global
                                                                    Asset Management S.p.A. ("PGAM")
                                                                    (until April 2010); Director of
                                                                    Nano-C, Inc. (since 2003);
                                                                    Director of Cole Management Inc.
                                                                    (2004 - 2011); Director of
                                                                    Fiduciary Counseling, Inc. (until
                                                                    December 2011); Trustee of all of
                                                                    the Pioneer Funds (until November
                                                                    2013); and Retired Partner, Wilmer
                                                                    Cutler Pickering Hale and Dorr LLP
====================================================================================================================================
Christopher J. Kelley (49) Secretary and    Since 2003. Serves at   Vice President and Associate         None
                           Chief Legal      the discretion of the   General Counsel of Pioneer since
                           Officer          Board.                  January 2008; Secretary and Chief
                                                                    Legal Officer of all of the Pioneer
                                                                    Funds since June 2010; Assistant
                                                                    Secretary of all of the Pioneer
                                                                    Funds from September 2003 to May
                                                                    2010; and Vice President and
                                                                    Senior Counsel of Pioneer from
                                                                    July 2002 to December 2007
====================================================================================================================================
Carol B. Hannigan (52)     Assistant        Since 2010. Serves at   Fund Governance Director of          None
                           Secretary        the discretion of the   Pioneer since December 2006 and
                                            Board.                  Assistant Secretary of all the
                                                                    Pioneer Funds since June 2010;
                                                                    Manager - Fund Governance of
                                                                    Pioneer from December 2003 to
                                                                    November 2006; and Senior
                                                                    Paralegal of Pioneer from January
                                                                    2000 to November 2003.
====================================================================================================================================
Thomas Reyes (51)          Assistant        Since 2010. Serves at   Counsel of Pioneer since June 2007   None
                           Secretary        the discretion of the   and Assistant Secretary of all the
                                            Board.                  Pioneer Funds since June 2010; and
                                                                    Vice President and Counsel at
                                                                    State Street Bank from October
                                                                    2004 to June 2007
====================================================================================================================================
Mark E. Bradley (54)       Treasurer and    Since 2008. Serves at   Vice President - Fund Treasury of    None
                           Chief Financial  the discretion of the   Pioneer; Treasurer of all of the
                           and Accounting   Board.                  Pioneer Funds since March 2008;
                           Officer                                  Deputy Treasurer of Pioneer from
                                                                    March 2004 to February 2008; and
                                                                    Assistant Treasurer of all of the
                                                                    Pioneer Funds from March 2004 to
                                                                    February 2008
====================================================================================================================================
Luis I. Presutti (48)      Assistant        Since 2000. Serves at   Director - Fund Treasury of          None
                           Treasurer        the discretion of the   Pioneer; and Assistant Treasurer
                                            Board.                  of all of the Pioneer Funds
====================================================================================================================================
Gary Sullivan (55)         Assistant        Since 2002. Serves at   Fund Accounting Manager - Fund       None
                           Treasurer        the discretion of the   Treasury of Pioneer; and Assistant
                                            Board.                  Treasurer of all of the Pioneer
                                                                    Funds
====================================================================================================================================

** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

*** Mr. Cogan resigned as President and Chief Executive Officer of the Portfolio effective January 1, 2014.

+++ Mr. Mark D. Goodwin became Executive Vice President of the Portfolio effective January 28, 2014.

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                          POSITION HELD    LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE      PRINCIPAL OCCUPATION                 HELD BY THIS OFFICER
David F. Johnson (34)     Assistant        Since 2009. Serves at   Fund Administration Manager - Fund   None
                          Treasurer        the discretion of the   Treasury of Pioneer since November
                                           Board.                  2008; Assistant Treasurer of all
                                                                   of the Pioneer Funds since January
                                                                   2009; and Client Service Manager -
                                                                   Institutional Investor Services at
                                                                   State Street Bank from March 2003
                                                                   to March 2007
====================================================================================================================================
Jean M. Bradley (61)      Chief            Since 2010. Serves at   Chief Compliance Officer of Pioneer  None
                          Compliance       the discretion of the   and of all the Pioneer Funds since
                          Officer          Board.                  March 2010; Director of Adviser
                                                                   and Portfolio Compliance at
                                                                   Pioneer since October 2005; and
                                                                   Senior Compliance Officer for
                                                                   Columbia Management Advisers, Inc.
                                                                   from October 2003 to October 2005
====================================================================================================================================
Kelly O'Donnell (42)      Anti-Money       Since 2006. Serves at   Director - Transfer Agency           None
                          Laundering       the discretion of the   Compliance of Pioneer and
                          Officer          Board.                  Anti-Money Laundering Officer of
                                                                   all the Pioneer funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18658-08-0214

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        12

  Notes to Financial Statements                                               17

  Report of Independent Registered Public Accounting Firm                     20

  Approval of Investment Advisory Agreement                                   21

  Trustees, Officers and Service Providers                                    24

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                      85.9%
International Common Stocks                             10.0%
Depositary Receipts for International Stocks             4.1%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                              15.5%
Consumer Staples                                        14.6%
Materials                                               13.2%
Health Care                                             11.6%
Utilities                                               10.6%
Information Technology                                   9.5%
Energy                                                   7.4%
Industrials                                              7.4%
Consumer Discretionary                                   6.4%
Telecommunication Services                               3.8%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
  1. The Valspar Corp.                                                    3.50%
--------------------------------------------------------------------------------
  2. The Chubb Corp.                                                      2.13
--------------------------------------------------------------------------------
  3. US Bancorp/MN                                                        1.95
--------------------------------------------------------------------------------
  4. The Hershey Co.                                                      1.90
--------------------------------------------------------------------------------
  5. Wells Fargo & Co.                                                    1.79
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                    12/31/13                 12/31/12
   Class I                                    $27.04                   $21.48
   Class II                                   $27.20                   $21.60

                               Net
Distributions per Share        Investment        Short-Term       Long-Term
(1/1/13 - 12/31/13)            Income            Capital Gains    Capital Gains
   Class I                     $0.6301           $      -         $     -
   Class II                    $0.5738           $      -         $     -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              Pioneer Equity Income VCT  Pioneer Equity Income VCT
              Portfolio, Class I         Portfolio, Class II         Russell 1000 Value Index
12/31/2003    $     10,000               $     10,000                $     10,000
12/31/2004    $     11,638               $     11,604                $     11,649
12/31/2005    $     12,304               $     12,244                $     12,471
12/31/2006    $     15,065               $     14,953                $     15,245
12/31/2007    $     15,187               $     15,034                $     15,219
12/31/2008    $     10,586               $     10,452                $      9,611
12/31/2009    $     12,084               $     11,904                $     11,503
12/31/2010    $     14,447               $     14,193                $     13,287
12/31/2011    $     15,318               $     15,012                $     13,339
12/31/2012    $     16,897               $     16,508                $     15,675
12/31/2013    $     21,814               $     21,268                $     20,773

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2013)

--------------------------------------------------------------------------------
                                               Class I              Class II
--------------------------------------------------------------------------------
10 Years                                         8.11%                 7.84%
5 Years                                         15.56%                15.27%
1 Year                                          29.10%                28.83%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from July 1, 2013, through December 31, 2013.

Share Class                                   I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13        $1,000.00         $1,000.00
Ending Account Value on 12/31/13         $1,132.95         $1,131.87
Expenses Paid During Period*             $    3.98         $    5.32

* Expenses are equal to the Portfolio's annualized net expense ratios plus the expense ratios of the underlying funds. These combined totals were 0.74% and 0.99% for Class I and Class II shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2013, through December 31, 2013.

Share Class                                  I               II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13       $1,000.00       $1,000.00
Ending Account Value on 12/31/13        $1,021.48       $1,020.16
Expenses Paid During Period*            $    3.77       $    5.04

* Expenses are equal to the Portfolio's annualized net expense ratios plus the expense ratios of the underlying funds. These combined totals were 0.74% and 0.99% for Class I and Class II shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13
--------------------------------------------------------------------------------

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.


In the following interview, John Carey, Executive Vice President and Head of U.S. Core Value at Pioneer Investments, discusses the investment environment during the 12-month period ended December 31, 2013, and Pioneer Equity Income VCT Portfolio's performance during the period. Mr. Carey is responsible for the day-to-day management of Pioneer Equity Income VCT Portfolio.

Q: How would you describe the market for equities during the 12-month period ended December 31, 2013, particularly for the types of equities deemed appropriate for the Portfolio?

A: The 12-month period ended December 31, 2013, saw strong upward movement in United States share prices as measured by both the Russell 1000 Value Index, the Portfolio's benchmark, and the Standard & Poor's 500 Index. Looking at a chart of those two indices over the 12-month period, one sees that they moved almost completely in parallel and that every couple of months or so, in almost clock-like fashion, the indices saw a correction. After each correction, the indices continued their upward climb, and the trend line for shares prices as measured by the two indices was positive throughout the period.

     Some of the worries that appeared to cause the regular market sell-offs during the period had to do with Federal Reserve (Fed) monetary policy, debates in Washington, D.C., over the Federal budget and the national debt ceiling, international tensions, particularly with respect to Syria, and the occasionally mixed signals coming from economic data releases. On the whole, though, corporate earnings remained strong, the economy continued expanding, and consumers kept spending, on everything from cars and houses to vacations and clothing. In addition, dividends* provided support for share prices. and merger-and-acquisition activity sparked speculative interest in the stock market. Each time the market dipped during the period, more investors seemed to regard the dips as buying opportunities rather than as a sign to sell, and share prices encouragingly bounced back. The 12-month period was in fact almost a textbook example of a bullish stock market, and the shares of companies held in the Portfolio took part, right alongside the shares of many other companies.

Q: How did the Portfolio perform in that environment during the 12-month period ended December 31, 2013?

A: Pioneer Equity Income VCT Portfolio's Class I shares returned 29.10% at net asset value during the 12-month period ended December 31, 2013, and Class II shares returned 28.83% while the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), returned 32.53%. During the same period, the average return of the 66 variable portfolios in Lipper's Equity Income Underlying Funds category was 28.21%.

*Dividends are not guaranteed.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Q: Could you please talk in more detail about the Portfolio's performance during the 12 months ended December 31, 2013? Please discuss the underperformance of the Portfolio relative to its benchmark, the Russell Index.

A: For the 12-month period as a whole, the Portfolio's positioning in the financials sector cost the most in benchmark-relative performance. However, the underperformance attributable to that positioning came earlier in the period, and later in the period the positioning actually turned into a modest positive for performance, as some of the Portfolio's financials holdings did better. On the other hand, the relative overweight in the Portfolio to consumer staples and stock selection in that sector, both of which had helped relative returns earlier in the 12-month period, later turned into the largest source of negative relative returns, as several of the Portfolio's food-processing and household-products companies faltered due to sluggish growth in their overseas markets.

     The most important positive contributor to benchmark-relative performance during the 12 month-period was the Portfolio's investments in energy--both its underweight to the meaningfully underperforming sector as well as stock selection within the sector, particularly the very modest exposure to the laggard stock of Exxon Mobil. Among other positive contributors to Portfolio performance were six stocks that received premium take-over bids over the course of the fiscal year. In the first half of the period, those names included H.J. Heinz and D.E. Master Blenders, while during the second half the companies in that favored category were Boise, Molex, Kaydon, and Warner Chilcott.

Q: Could you please discuss the changes that you made to the Portfolio during the 12-month period ended December 31, 2013?

A: We were active traders during the 12-month period, adding roughly three dozen holdings to the Portfolio and liquidating about two dozen. Just to touch on a few examples: in consumer staples, while we saw two important holdings, H.J. Heinz and D.E. Master Blenders, acquired by other companies, we built back the Portfolio's weighting in the sector by buying shares of PepsiCo, General Mills, and John B. Sanfilippo & Son (snack items and trail mixes). We enlarged the Portfolio's commitment to the materials sector by adding shares of the mining companies BHP Billiton, Freeport-McMoRan, and Rio Tinto. Electrolux and InterContinental Hotels diversified the Portfolio's exposure to the consumer discretionary sector by adding, respectively, a name in household durables and a name in hotels. Health care showed numerous new Portfolio entries over the course of the year, including AbbVie, a spin-off from the Portfolio's holding of Abbott Laboratories, Cardinal Health, Eli Lilly, and Zoetis, among others.

     In the financials sector, we have had some difficulties finding companies with what we regard as business stability that also provide reasonable dividend income as well as possibilities for dividend growth. BB & T, Swedbank, People's United Financial, and Northern Trust were four financials stocks that we added during the Portfolio's fiscal year that we thought met those qualifications. We continued to scour the information technology sector for

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13                             (continued)
--------------------------------------------------------------------------------

     Portfolio investments during the 12-month period; that sector of late has offered many more dividend-paying stocks than in former times. New Portfolio entries in information technology during the 12-month period included Apple, Hewlett-Packard, Intel, Maxim Integrated Products, and NVIDIA.

     Finally, we bolstered the Portfolio's holdings in utilities after underperformance of the sector relative to the Russell Index appeared to create some potentially attractive purchase opportunities. Among our purchases in utilities were Northeast Utilities, Southern, Westar, and American Water Works.

     Sales from the Portfolio during the 12-month comprised: several stocks that we felt had reached fair value, including EQT, Home Depot, and Automatic Data Processing; some holdings where we had come to question the companies' longer-term earnings potential, including Century Link, Cisco Systems, and Unilever; and other holdings we just regarded as less attractive than companies in which we wished to invest.

Q: The Portfolio typically places an emphasis on dividend-paying stocks. Would you describe the environment for dividends as positive or negative during the 12-month period ended December 31, 2013?

A: With generally low interest rates on bank deposits and uncertain prospects for bonds given the longer-term potential of rising interest rates, investors continued to think about dividend-paying stocks as a way to generate needed income. Fortunately, the changes to Federal tax laws at the beginning of the calendar year with respect to tax treatment of dividends were modest. Throughout the Portfolio's fiscal year companies did their part by continuing to boost dividends as their earnings grew. And numerous financial advisers and commentators kept a focus on dividends in the media and other public forums. So, on the whole, the Portfolio's emphasis on dividends and dividend-paying stocks kept the Portfolio concentrated in the kinds of stocks that appeared to be on investors' minds during the 12-month period.

Q: With an eventful 2013 now concluded, what is your outlook for the U. S. economy and the equity markets heading into 2014?

A: As we write, investors have fewer worries about the state of affairs in Washington, D.C., with the provisional agreements on the Federal budget and national debt. The Fed, too, has removed some uncertainty by deciding, finally, to slow ("taper") its purchases of long-term Treasuries and mortgage-backed securities. Investors are unsure what a "natural" level of interest rates--that is, a level of interest rates more determined by market forces than by Fed interventions--might look like, but they at least now can find out! Unemployment has come down, even if it remains higher than it has usually been at this stage of an economic recovery. Slowly, too, business managers are becoming less cautious in regard to capital expenditure. The Affordable Care Act, the new, national health-care program, got off to a rocky start, but people and businesses appear to be adjusting to it. All in all, indicators are generally positive.

     There are several other sources of encouragement. Corporate earnings continue to be impressive, and many companies appear now to be achieving earnings growth not only through cost cutting but also by increasing sales. Corporate balance sheets, while starting to show somewhat higher debt ratios, are still quite strong. Dividend income presents investors with a

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     potentially attractive way to supplement other income. Also, as we compare economic prospects in the U.S. with those in other parts of the world, we think that the U.S. markets will attract more foreign investment, which could serve to buoy up domestic markets and provide more capital for our companies to expand.

     In summary, we would be surprised if we were to see in the next 12 months the same kind of relatively smooth as well as substantial upward move in share prices that we have experienced in these past 12 months. We think that it might be prudent to expect more market turbulence as a result of some of the issues we have listed. Most years have, in fact, been more varied with respect to market activity; the 12-month period ended December 31, 2013, was unusual in being so consistently rewarding. Nonetheless, we believe that the investments in the Portfolio have potential for further gains over time; it is certainly the object of our research effort to identify companies that we think have longer-term merit. We intend to keep the Portfolio invested in a way that we think can withstand pressures that may be exerted by movements in interest rates and shifts in economic conditions, but of course we can offer no assurances that we shall succeed in that effort.

     Thank you for your support.

Please refer to the Schedule of Investments on pages 8 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13
--------------------------------------------------------------------------------

      Shares                                                               Value
               COMMON STOCKS - 99.0%
               Energy - 7.4%
               Oil & Gas Drilling - 0.6%
      36,600   Seadrill, Ltd.                                    $     1,503,528
                                                                 ---------------
               Integrated Oil & Gas - 2.9%
       7,071   Chevron Corp.                                     $       883,239
      35,187   Exxon Mobil Corp.                                       3,560,924
      22,800   Occidental Petroleum Corp.                              2,168,280
                                                                 ---------------
                                                                 $     6,612,443
                                                                 ---------------
               Oil & Gas Exploration &
               Production - 1.5%
      19,702   ConocoPhillips                                    $     1,391,946
      60,795   Marathon Oil Corp.                                      2,146,064
                                                                 ---------------
                                                                 $     3,538,010
                                                                 ---------------
               Oil & Gas Refining &
               Marketing - 1.3%
      33,237   Marathon Petroleum Corp.                          $     3,048,830
                                                                 ---------------
               Oil & Gas Storage &
               Transportation - 1.1%
      69,932   Spectra Energy Corp.                              $     2,490,978
                                                                 ---------------
               Total Energy                                      $    17,193,789
                                                                 ---------------
               Materials - 13.1%
               Commodity Chemicals - 1.4%
      41,162   LyondellBasell Industries NV                      $     3,304,485
                                                                 ---------------
               Diversified Chemicals - 1.4%
      23,900   EI du Pont de Nemours & Co.                       $     1,552,783
      34,900   The Dow Chemical Co.                                    1,549,560
                                                                 ---------------
                                                                 $     3,102,343
                                                                 ---------------
               Specialty Chemicals - 4.5%
         700   Givaudan SA                                       $       998,992
      26,980   Johnson Matthey Plc                                     1,466,087
     112,863   The Valspar Corp.                                       8,046,000
                                                                 ---------------
                                                                 $    10,511,079
                                                                 ---------------
               Paper Packaging - 0.6%
      33,731   Sonoco Products Co.                               $     1,407,257
                                                                 ---------------
               Diversified Metals & Mining - 4.5%
      43,600   BHP Billiton, Ltd. (A.D.R.)                       $     2,973,520
      35,140   Compass Minerals International, Inc.                    2,812,957
      87,900   Freeport-McMoRan Copper & Gold, Inc.                    3,317,346
      22,300   Rio Tinto Plc (A.D.R.)                                  1,258,389
                                                                 ---------------
                                                                 $    10,362,212
                                                                 ---------------
               Paper Products - 0.7%
      33,901   International Paper Co.                           $     1,662,166
                                                                 ---------------
               Total Materials                                   $    30,349,542
                                                                 ---------------
               Capital Goods - 5.4%
               Aerospace & Defense - 1.1%
      21,955   United Technologies Corp.                         $     2,498,479
                                                                 ---------------
               Electrical Components &
               Equipment - 0.5%
      15,800   Eaton Corp. Plc                                   $     1,202,696
                                                                 ---------------
               Industrial Conglomerates - 1.7%
     137,646   General Electric Co.                              $     3,858,217
                                                                 ---------------
               Industrial Machinery - 1.4%
      97,160   The Gorman-Rupp Co.                               $     3,248,059
                                                                 ---------------
               Trading Companies &
               Distributors - 0.7%
      29,313   Wolseley Plc                                      $     1,663,277
                                                                 ---------------
               Total Capital Goods                               $    12,470,728
                                                                 ---------------
               Commercial Services &
               Supplies - 2.0%
               Office Services & Supplies - 0.9%
      41,056   Mine Safety Appliances Co.                        $     2,102,478
                                                                 ---------------
               Diversified Support Services - 1.1%
      42,187   G&K Services, Inc.                                $     2,625,297
                                                                 ---------------
               Total Commercial
               Services & Supplies                               $     4,727,775
                                                                 ---------------
               Automobiles & Components - 1.3%
               Automobile Manufacturers - 1.3%
     189,490   Ford Motor Co.                                    $     2,923,831
                                                                 ---------------
               Total Automobiles
               & Components                                      $     2,923,831
                                                                 ---------------
               Consumer Durables
               & Apparel - 0.6%
               Household Appliances - 0.6%
      54,800   Electrolux AB                                     $     1,433,831
                                                                 ---------------
               Total Consumer Durables
               & Apparel                                         $     1,433,831
                                                                 ---------------
               Consumer Services - 2.6%
               Hotels, Resorts &
               Cruise Lines - 0.9%
      48,624   InterContinental Hotels Group Plc                 $     1,621,580
      10,176   InterContinental Hotels Group Plc (A.D.R.)                340,184
                                                                 ---------------
                                                                 $     1,961,764
                                                                 ---------------
               Leisure Facilities - 1.7%
      81,427   Cedar Fair LP                                     $     4,037,151
                                                                 ---------------
               Total Consumer Services                           $     5,998,915
                                                                 ---------------
               Media - 0.9%
               Movies & Entertainment - 0.5%
      64,275   Regal Entertainment Group                         $     1,250,149
                                                                 ---------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

      Shares                                                               Value
               Publishing - 0.4%
      15,900   John Wiley & Sons, Inc.                           $       877,680
                                                                 ---------------
               Total Media                                       $     2,127,829
                                                                 ---------------
               Retailing - 1.0%
               Distributors - 1.0%
      27,688   Genuine Parts Co.                                 $     2,303,365
                                                                 ---------------
               Total Retailing                                   $     2,303,365
                                                                 ---------------
               Food & Staples Retailing - 0.4%
               Food Retail - 0.4%
     143,527   J Sainsbury Plc                                   $       867,901
                                                                 ---------------
               Total Food & Staples Retailing                    $       867,901
                                                                 ---------------
               Food, Beverage & Tobacco - 11.0%
               Soft Drinks - 1.6%
      51,880   Dr. Pepper Snapple Group, Inc.                    $     2,527,594
      12,900   PepsiCo., Inc.                                          1,069,926
                                                                 ---------------
                                                                 $     3,597,520
                                                                 ---------------
               Packaged Foods & Meats - 9.4%
      65,960   Campbell Soup Co.                                 $     2,854,749
      26,300   General Mills, Inc.                                     1,312,633
      63,183   Hillshire Brands Co.                                    2,112,840
      10,528   John B Sanfilippo & Son, Inc.                             259,831
      41,371   Kellogg Co.                                             2,526,527
      66,848   Kraft Foods Group, Inc.                                 3,604,444
      14,256   McCormick & Co., Inc.                                     982,524
     107,606   Mondelez International, Inc.                            3,798,492
      44,946   The Hershey Co.                                         4,370,100
                                                                 ---------------
                                                                 $    21,822,140
                                                                 ---------------
               Total Food, Beverage & Tobacco                    $    25,419,660
                                                                 ---------------
               Household & Personal
               Products - 3.2%
               Household Products - 3.2%
      33,416   Kimberly-Clark Corp.                              $     3,490,635
      29,174   The Clorox Co.                                          2,706,180
      14,805   The Procter & Gamble Co.                                1,205,275
                                                                 ---------------
                                                                 $     7,402,090
                                                                 ---------------
               Total Household &
               Personal Products                                 $     7,402,090
                                                                 ---------------
               Health Care Equipment &
               Services - 5.3%
               Health Care Equipment - 3.7%
      45,529   Abbott Laboratories                               $     1,745,127
      35,400   Becton Dickinson and Co.                                3,911,346
      15,505   Medtronic, Inc.                                           889,832
     139,813   Smith & Nephew Plc                                      1,994,319
                                                                 ---------------
                                                                 $     8,540,624
                                                                 ---------------
               Health Care Distributors - 1.6%
      16,100   Cardinal Health, Inc.                             $     1,075,641
      74,203   Owens & Minor, Inc.                                     2,712,862
                                                                 ---------------
                                                                 $     3,788,503
                                                                 ---------------
               Total Health Care Equipment
               & Services                                        $    12,329,127
                                                                 ---------------
               Pharmaceuticals, Biotechnology
               & Life Sciences - 6.2%
               Pharmaceuticals - 6.2%
      43,361   AbbVie, Inc.                                      $     2,289,894
      14,500   AstraZeneca Plc (A.D.R.)                                  860,865
      36,722   Eli Lilly & Co.                                         1,872,822
      36,813   Johnson & Johnson                                       3,371,703
      51,616   Merck & Co., Inc.                                       2,583,381
      10,400   Novartis AG (A.D.R.)                                      835,952
      59,596   Pfizer, Inc.                                            1,825,425
      20,783   Zoetis, Inc.                                              679,396
                                                                 ---------------
                                                                 $    14,319,438
                                                                 ---------------
               Total Pharmaceuticals,
               Biotechnology & Life Sciences                     $    14,319,438
                                                                 ---------------
               Banks - 10.6%
               Diversified Banks - 6.8%
      37,860   Canadian Imperial Bank of Commerce                $     3,231,556
     139,300   Swedbank AB                                             3,915,139
     111,079   US Bancorp                                              4,487,592
      90,951   Wells Fargo & Co.                                       4,129,175
                                                                 ---------------
                                                                 $    15,763,462
                                                                 ---------------
               Regional Banks - 2.2%
      69,800   BB&T Corp.                                        $     2,604,936
      32,227   The PNC Financial Services Group, Inc.                  2,500,171
                                                                 ---------------
                                                                 $     5,105,107
                                                                 ---------------
               Thrifts & Mortgage Finance - 1.6%
     145,279   New York Community Bancorp, Inc.                  $     2,447,951
      86,300   People's United Financial, Inc.                         1,304,856
                                                                 ---------------
                                                                 $     3,752,807
                                                                 ---------------
               Total Banks                                       $    24,621,376
                                                                 ---------------
               Diversified Financials - 0.8%
               Asset Management &
               Custody Banks - 0.8%
      46,888   Federated Investors, Inc. (Class B)               $     1,350,374
       9,500   Northern Trust Corp.                                      587,955
                                                                 ---------------
                                                                 $     1,938,329
                                                                 ---------------
               Total Diversified Financials                      $     1,938,329
                                                                 ---------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

      Shares                                                               Value
               Insurance - 3.6%
               Property & Casualty
               Insurance - 3.6%
      50,806   The Chubb Corp.                                   $     4,909,384
      38,272   The Travelers Companies, Inc.                           3,465,147
                                                                 ---------------
                                                                 $     8,374,531
                                                                 ---------------
               Total Insurance                                   $     8,374,531
                                                                 ---------------
               Real Estate - 0.3%
               Office REIT - 0.3%
      10,429   Alexandria Real Estate Equities, Inc.             $       663,493
                                                                 ---------------
               Total Real Estate                                 $       663,493
                                                                 ---------------
               Software & Services - 1.5%
               IT Consulting & Other
               Services - 0.5%
      18,150   Leidos Holdings, Inc.                             $       843,794
      10,371   Science Applications International Corp.                  342,969
                                                                 ---------------
                                                                 $     1,186,763
                                                                 ---------------
               Systems Software - 1.0%
      58,186   Microsoft Corp.                                   $     2,177,902
                                                                 ---------------
               Total Software & Services                         $     3,364,665
                                                                 ---------------
               Technology Hardware &
               Equipment - 1.2%
               Computer Hardware - 0.7%
       1,200   Apple, Inc.                                       $       673,332
      32,000   Hewlett-Packard Co.                                       895,360
                                                                 ---------------
                                                                 $     1,568,692
                                                                 ---------------
               Technology Distributors - 0.5%
      13,891   Anixter International, Inc.                       $     1,247,967
                                                                 ---------------
               Total Technology Hardware
               & Equipment                                       $     2,816,659
                                                                 ---------------
               Semiconductors &
               Semiconductor Equipment - 6.7%
               Semiconductor Equipment - 0.2%
      12,062   Cabot Microelectronics Corp.                      $       551,233
                                                                 ---------------
               Semiconductors - 6.5%
      63,555   Analog Devices, Inc.                              $     3,236,856
      85,800   Intel Corp.                                             2,227,368
      43,028   Linear Technology Corp.                                 1,959,925
      20,182   Maxim Integrated Products, Inc.                           563,280
      79,898   Microchip Technology, Inc.                              3,575,436
      74,200   NVIDIA Corp.                                            1,188,684
      50,791   Xilinx, Inc.                                            2,332,323
                                                                 ---------------
                                                                 $    15,083,872
                                                                 ---------------
               Total Semiconductors &
               Semiconductor Equipment                           $    15,635,105
                                                                 ---------------

               Telecommunication Services - 3.3%
               Integrated Telecommunication
               Services - 2.1%
     346,620   Singapore Telecommunications, Ltd.                $     1,004,895
      78,922   Verizon Communications, Inc.                            3,878,227
                                                                 ---------------
                                                                 $     4,883,122
                                                                 ---------------
               Wireless Telecommunication
               Services - 1.2%
      73,272   Vodafone Group Plc (A.D.R.)                       $     2,880,322
                                                                 ---------------
               Total Telecommunication
               Services                                          $     7,763,444
                                                                 ---------------
               Utilities - 10.6%
               Electric Utilities - 3.8%
      42,013   American Electric Power Co., Inc.                 $     1,963,688
      26,798   Duke Energy Corp.                                       1,849,330
      17,700   NextEra Energy, Inc.                                    1,515,474
      29,600   Northeast Utilities                                     1,254,744
      29,700   The Southern Co.                                        1,220,967
      29,900   Westar Energy, Inc.                                       961,883
                                                                 ---------------
                                                                 $     8,766,086
                                                                 ---------------
               Gas Utilities - 3.1%
      53,351   AGL Resources, Inc.                               $     2,519,768
      34,011   National Fuel Gas Co.                                   2,428,385
      93,759   Questar Corp.                                           2,155,519
                                                                 ---------------
                                                                 $     7,103,672
                                                                 ---------------
               Multi-Utilities - 3.2%
      43,533   Alliant Energy Corp.                              $     2,246,303
      73,817   Ameren Corp.                                            2,669,223
      45,390   Consolidated Edison, Inc.                               2,509,159
                                                                 ---------------
                                                                 $     7,424,685
                                                                 ---------------
               Water Utilities - 0.5%
      29,600   American Water Works Co., Inc.                    $     1,250,896
                                                                 ---------------
               Total Utilities                                   $    24,545,339
                                                                 ---------------
               TOTAL COMMON STOCKS
               (Cost $165,947,154)                               $   229,590,762
                                                                 ---------------
               TOTAL INVESTMENT IN
               SECURITIES - 99.0%
               (Cost $165,947,154) (a)                           $   229,590,762
                                                                 ---------------
               OTHER ASSETS &
               LIABILITIES - 1.0%                                $     2,374,222
                                                                 ---------------
               TOTAL NET ASSETS - 100.0%                         $   231,964,984
                                                                 ---------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

REIT      Real Estate Investment Trust.

(a) At December 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $164,693,247 was as follows:

             Aggregate gross unrealized appreciation for all investments
             in which there is an excess of value over tax cost                      $ 65,402,638

             Aggregate  gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                                   (505,123)
                                                                                     ------------
             Net unrealized appreciation                                             $ 64,897,515
                                                                                     ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2013 aggregated $77,146,603 and $44,292,992, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2013, in valuing the Portfolio's investments:

                              Level 1        Level 2    Level 3        Total
Common Stocks               $229,590,762      $  --      $  --      $229,590,762
                            ------------      -----      -----      ------------
     Total                  $229,590,762      $  --      $  --      $229,590,762
                            ============      =====      =====      ============

During the year ended December 31, 2013, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                             12/31/13    12/31/12    12/31/11    12/31/10    12/31/09
Class I
Net asset value, beginning of period                        $ 21.48      $ 20.26     $ 19.57     $ 16.75     $ 15.18
                                                            -------      -------     -------     -------     -------
Increase from investment operations:
    Net investment income                                   $  0.64      $  0.94     $  0.55     $  0.44     $  0.47
    Net realized and unrealized gain on investments            5.55         1.13        0.62        2.79        1.60
                                                            -------      -------     -------     -------     -------
          Net increase from investment operations           $  6.19      $  2.07     $  1.17     $  3.23     $  2.07
Distributions to shareowners:
    Net investment income                                   $ (0.63)     $ (0.85)    $ (0.48)    $ (0.41)    $ (0.50)
                                                            -------      -------     -------     -------     -------
       Net increase in net asset value                      $  5.56      $  1.22     $  0.69     $  2.82     $  1.57
                                                            -------      -------     -------     -------     -------
Net asset value, end of period                              $ 27.04      $ 21.48     $ 20.26     $ 19.57     $ 16.75
                                                            =======      =======     =======     =======     =======
Total return*                                                 29.10%       10.30%       6.03%      19.56%      14.14%
Ratio of net expenses to average net assets                    0.72%        0.75%       0.75%       0.76%       0.77%
Ratio of net investment income to average net assets           2.47%        4.10%       2.58%       2.29%       3.02%
Portfolio turnover rate                                          22%          47%         34%         18%         33%
Net assets, end of period (in thousands)                    $96,986      $85,168     $91,876     $95,224     $92,714

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                             12/31/13    12/31/12    12/31/11    12/31/10    12/31/09
Class II
Net asset value, beginning of period                        $  21.60     $ 20.39     $ 19.68     $ 16.85     $ 15.26
                                                            --------     -------     -------     -------     -------
Increase from investment operations:
    Net investment income                                   $   0.49     $  0.68     $  0.48     $  0.37     $  0.69
    Net realized and unrealized gain on investments             5.68        1.34        0.64        2.83        1.36
                                                            --------     -------     -------     -------     -------
          Net increase from investment operations           $   6.17     $  2.02     $  1.12     $  3.20     $  2.05
Distributions to shareowners:
    Net investment income                                   $  (0.57)    $ (0.81)    $ (0.41)    $ (0.37)    $ (0.46)
                                                            --------     -------     -------     -------     -------
       Net increase in net asset value                      $   5.60     $  1.21     $  0.71     $  2.83     $  1.59
                                                            --------     -------     -------     -------     -------
Net asset value, end of period                              $  27.20     $ 21.60     $ 20.39     $ 19.68     $ 16.85
                                                            ========     =======     =======     =======     =======
Total return*                                                  28.83%       9.97%       5.77%      19.23%      13.89%
Ratio of net expenses to average net assets                     0.97%       1.00%       1.00%       1.01%       1.01%
Ratio of net investment income to average net assets            2.23%       3.80%       2.34%       2.04%       2.75%
Portfolio turnover rate                                           22%         47%         34%         18%         33%
Net assets, end of period (in thousands)                    $134,979     $83,657     $57,460     $56,700     $50,249

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/13
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $165,947,154)                                    $229,590,762
  Cash                                                                               1,609,047
  Foreign currency (cost $26,587)                                                       28,234
  Receivables --
     Investment securities sold                                                        525,349
     Portfolio shares sold                                                             731,637
     Dividends                                                                         515,863
  Prepaid expenses                                                                         132
                                                                                  ------------
         Total assets                                                             $233,001,024
                                                                                  ------------
LIABILITIES:
  Payables --
     Investment securities purchased                                              $    800,645
     Portfolio shares repurchased                                                      165,129
  Due to affiliates                                                                     23,735
  Accrued expenses                                                                      46,531
                                                                                  ------------
         Total liabilities                                                        $  1,036,040
                                                                                  ------------
NET ASSETS:
  Paid-in capital                                                                 $175,849,366
  Undistributed net investment income                                                1,961,174
  Accumulated net realized loss on investments and foreign currency transactions    (9,491,513)
  Net unrealized appreciation on investments                                        63,643,608
  Net unrealized appreciation on foreign currency transactions                           2,349
                                                                                  ------------
        Total net assets                                                          $231,964,984
                                                                                  ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $96,986,240/3,586,360 shares)                                 $      27.04
                                                                                  ============
  Class II (based on $134,978,744/4,963,162 shares)                               $      27.20
                                                                                  ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $105,221)              $ 6,460,392
  Interest                                                                   703
                                                                     -----------
        Total investment income                                                     $ 6,461,095
                                                                                    -----------
EXPENSES:
  Management fees                                                    $ 1,312,372
  Transfer agent fees
     Class I                                                               1,500
     Class II                                                              1,500
  Distribution fees
     Class II                                                            272,779
  Administrative reimbursements                                           63,830
  Custodian fees                                                           9,970
  Professional fees                                                       42,982
  Printing expense                                                        20,064
  Fees and expenses of nonaffiliated Trustees                              6,501
  Miscellaneous                                                            5,037
                                                                     -----------
     Total expenses                                                                 $ 1,736,535
                                                                                    -----------
        Net investment income                                                       $ 4,724,560
                                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
     Investments                                                     $14,057,567
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                 29,887    $14,087,454
                                                                     -----------    -----------
  Change in net unrealized appreciation on:
     Investments                                                     $31,387,415
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                  1,835    $31,389,250
                                                                     -----------    -----------
  Net gain on investments and foreign currency transactions                         $45,476,704
                                                                                    -----------
  Net increase in net assets resulting from operations                              $50,201,264
                                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Year Ended       Year Ended
                                                                              12/31/13         12/31/12
FROM OPERATIONS:
Net investment income                                                        $  4,724,560   $  6,153,057
Net realized gain on investments                                               14,087,454     12,446,324
Change in net unrealized appreciation (depreciation) on investments            31,389,250     (3,881,499)
                                                                             ------------   ------------
      Net increase in net assets resulting from operations                   $ 50,201,264   $ 14,717,882
                                                                             ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.63 and $0.85 per share, respectively)                      $ (2,340,116)  $ (3,547,939)
      Class II ($0.57 and $0.81 per share, respectively)                       (2,582,834)    (2,622,586)
                                                                             ------------   ------------
         Total distributions to shareowners                                  $ (4,922,950)  $ (6,170,525)
                                                                             ------------   ------------

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                             $ 46,671,176   $ 41,185,184
Reinvestment of distributions                                                   4,922,950      6,170,525
Cost of shares repurchased                                                    (33,732,760)   (36,414,263)
                                                                             ------------   ------------
      Net increase in net assets resulting from
         Portfolio share transactions                                        $ 17,861,366   $ 10,941,446
                                                                             ------------   ------------
      Net increase in net assets                                             $ 63,139,680   $ 19,488,803

NET ASSETS:
Beginning of year                                                             168,825,304    149,336,501
                                                                             ------------   ------------
End of year                                                                  $231,964,984   $168,825,304
                                                                             ============   ============
Undistributed net investment income                                          $  1,961,174   $  1,983,963
                                                                             ============   ============

                                                  '13 Shares     '13 Amount     '12 Shares  '12 Amount
CLASS I
Shares sold                                           213,345   $  5,214,280     168,714   $   3,555,101
Reinvestment of distributions                          94,100      2,340,116     165,958       3,547,939
Less shares repurchased                              (686,705)   (16,813,213)   (903,685)    (19,223,650)
                                                 ------------   ------------   ---------   -------------
      Net decrease                                   (379,260)  $ (9,258,817)   (569,013)  $ (12,120,610)
                                                 ============   ============   =========   =============

CLASS II
Shares sold                                         1,669,715   $ 41,456,896   1,746,114   $  37,630,083
Reinvestment of distributions                         102,735      2,582,834     121,461       2,622,586
Less shares repurchased                              (682,178)   (16,919,547)   (813,317)    (17,190,613)
                                                 ------------   ------------   ---------   -------------
      Net increase                                  1,090,272   $ 27,120,183   1,054,258   $  23,062,056
                                                 ============   ============   =========   =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such fund's net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

     At December 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services).

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2013, the Portfolio reclassified $175,601 to increase undistributed net investment income and $175,601 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At December 31, 2013, the Portfolio had a net capital loss carryforward of $8,786,097 which will expire in 2017 if not utilized.

     During the year ended December 31, 2013, capital loss carryforward of $13,851,827 was utilized to offset net realized gains by the Portfolio.

     The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:

--------------------------------------------------------------------------------
                                                    2013                 2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                 $ 4,922,950           $6,170,525
                                                -----------           ----------
   Total distributions                          $ 4,922,950           $6,170,525
                                                ===========           ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                   $     1,851
Capital loss carryforward                        (8,786,097)
Net unrealized appreciation                      64,899,864
                                                -----------
   Total                                        $56,115,618
                                                ===========


     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax-basis adjustment on partnerships and the tax treatment of Real Estate Investment Trust (REIT) holdings.

C.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $216,686 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2013. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

D.   Risks

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

G.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The average value of contracts open during the year ended December 31, 2013 was $16,848. At December 31, 2013, the Portfolio had no outstanding forward foreign currency contracts.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended December 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,768 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $296 in transfer agent fees payable to PIMSS at December 31, 2013.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,671 in distribution fees payable to PFD at December 31, 2013.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Equity Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Equity Income VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust")), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers and by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2014

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Equity Income VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2013 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees review the Portfolio's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2013, in the fourth quintile of its Morningstar category for the three and five year periods ended June 30, 2013, and in the second quintile of its Morningstar category for the ten year period ended June 30, 2013. The Trustees also considered that the Portfolio's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Portfolio's benchmark index for the same period. The Trustees noted the discussions held throughout the year regarding the Portfolio's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

renewal of the advisory agreement. The Trustees considered reasons for the underperformance of the Portfolio relative to its peer group and the steps recently taken in an effort to improve the performance of the Portfolio. The Trustees agreed that they would continue to closely monitor the Portfolio's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2013 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2013 was in the third quintile relative to its Morningstar peer group and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and qualify of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Portfolio. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 54 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 49 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------


                       POSITION HELD    LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE       PRINCIPAL OCCUPATION                 HELD BY THIS TRUSTEE
Thomas J. Perna (63)   Chairman of the  Trustee since 2006.      Private investor (2004 - 2008 and    Director, Broadridge
                       Board and        Serves until a successor 2013 - present); Chairman (2008 -    Financial Solutions, Inc.
                       Trustee          trustee is elected or    2013) and Chief Executive Officer    (investor communications
                                        earlier retirement or    (2008 - 2012), Quadriserv, Inc.      and securities processing
                                        removal.                 (technology products for securities  provider for financial
                                                                 lending industry); and Senior        services industry) (2009 -
                                                                 Executive Vice President, The Bank   present); Director,
                                                                 of New York (financial and           Quadriserv, Inc. (2005 -
                                                                 securities services) (1986 - 2004)   2013); and Commissioner,
                                                                                                      New Jersey State Civil
                                                                                                      Service Commission (2011 -
                                                                                                      present)
====================================================================================================================================
David R. Bock (70)     Trustee          Trustee since 2005.      Managing Partner, Federal City       Director of Enterprise
                                        Serves until a successor Capital Advisors (corporate advisory Community Investment, Inc.
                                        trustee is elected or    services company) (1997 - 2004 and   (privately held affordable
                                        earlier retirement or    2008 - present); Interim Chief       housing finance company)
                                        removal.                 Executive Officer, Oxford Analytica, (1985 - 2010); Director of
                                                                 Inc. (privately held research and    Oxford Analytica, Inc.
                                                                 consulting company) (2010);          (2008 - present); Director
                                                                 Executive Vice President and Chief   of The Swiss Helvetia
                                                                 Financial Officer, I-trax, Inc.      Fund, Inc. (closed-end
                                                                 (publicly traded health care         fund) (2010 - present);
                                                                 services company) (2004 - 2007); and and Director of New York
                                                                 Executive Vice President and Chief   Mortgage Trust (publicly
                                                                 Financial Officer, Pedestal Inc.     traded mortgage REIT)
                                                                 (internet-based mortgage trading     (2004 - 2009, 2012 -
                                                                 company) (2000 - 2002)               present)
====================================================================================================================================
Benjamin M. Friedman   Trustee          Trustee since 2008.      William Joseph Maier Professor of    Trustee, Mellon
(69)                                    Serves until a successor Political Economy, Harvard           Institutional Funds
                                        trustee is elected or    University (1972 - present)          Investment Trust and
                                        earlier retirement or                                         Mellon Institutional Funds
                                        removal.                                                      Master Portfolio (oversaw
                                                                                                      17 portfolios in fund
                                                                                                      complex) (1989-2008)
====================================================================================================================================

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                   POSITION HELD    LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE       WITH THE TRUST   AND TERM OF OFFICE     PRINCIPAL OCCUPATION                 HELD BY THIS TRUSTEE
Margaret B.W.      Trustee          Trustee since 2000.    Founding Director, Vice President    None
Graham (66)                         Serves until a         and Corporate Secretary, The
                                    successor trustee is   Winthrop Group, Inc. (consulting
                                    elected or earlier     firm) (1982 - present); Desautels
                                    retirement or          Faculty of Management, McGill
                                    removal.               University (1999 - present); and
                                                           Manager of Research Operations and
                                                           Organizational Learning, Xerox
                                                           PARC, Xerox's advance research
                                                           center (1990-1994)
====================================================================================================================================
Marguerite A.      Trustee          Trustee since 1995.    President and Chief Executive        Director of New America High
Piret (65)                          Serves until a         Officer, Newbury, Piret & Company,   Income Fund, Inc.
                                    successor trustee is   Inc. (investment banking firm)       (closed-end investment
                                    elected or earlier     (1981 - present)                     company) (2004 - present);
                                    retirement or                                               and member, Board of
                                    removal.                                                    Governors, Investment
                                                                                                Company Institute (2000 - 2006)
====================================================================================================================================
Stephen K. West    Trustee          Trustee since 2008.    Senior Counsel, Sullivan & Cromwell  Director, The Swiss Helvetia
(85)                                Serves until a         LLP (law firm) (1998 - present);     Fund, Inc. (closed-end
                                    successor trustee is   and Partner, Sullivan & Cromwell     investment company) (1995 -
                                    elected or earlier     LLP (prior to 1998)                  2012); and Director,
                                    retirement or                                               Invesco, Ltd. (formerly
                                    removal.                                                    AMVESCAP, PLC) (investment
                                                                                                manager) (1997-2005)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE       PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
Daniel K.                  Trustee,        Trustee since 2007.      Chairman (2013 - present),         None
Kingsbury (55)*            President and   Serves until a           Director, CEO and President of
                           Chief           successor trustee is     PIM-USA (since February 2007);
                           Executive       elected or earlier       Chairman (2013 - present),
                           Officer         retirement or removal.   Director and President of Pioneer
                                                                    and Pioneer Institutional Asset
                                                                    Management, Inc. (since February
                                                                    2007); President and Chief
                                                                    Executive Officer of all the
                                                                    Pioneer Funds (since 2014);
                                                                    Executive Vice President of all
                                                                    of the Pioneer Funds (2007 -
                                                                    2013); Director of PGAM (2007 -
                                                                    2010); Head of New Europe
                                                                    Division, PGAM (2000 - 2005); and
                                                                    Head of New Markets Division,
                                                                    PGAM (2005 - 2007)
====================================================================================================================================

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

++ Effective January 28, 2014, Mr. Marc O. Mayer became an Independent Trustee of the Portfolio, and Mr. Kenneth J. Taubes became an Interested Trustee of the Portfolio.

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS+++
--------------------------------------------------------------------------------

                  POSITION HELD     LENGTH OF SERVICE                                                       OTHER DIRECTORSHIPS
NAME AND AGE      WITH THE TRUST    AND TERM OF OFFICE     PRINCIPAL OCCUPATION                             HELD BY THIS OFFICER
John F. Cogan,    President and     Since 1994. Serves     President of all of the Pioneer Funds;           None
Jr. (87)**        Chief Executive   at the discretion of   Non-Executive Chairman and a director of
                  Officer***        the Board.             Pioneer Investment Management USA Inc.
                                                           ("PIM-USA") (until November 2013); Chairman and
                                                           a director of Pioneer (until November 2013);
                                                           Chairman and Director of Pioneer Institutional
                                                           Asset Management, Inc. (until November 2013);
                                                           Director of Pioneer Alternative Investment
                                                           Management Limited (Dublin) (until October
                                                           2011); President and a director of Pioneer
                                                           Alternative Investment Management (Bermuda)
                                                           Limited and affiliated funds (until November
                                                           2013); Deputy Chairman and a director of
                                                           Pioneer Global Asset Management S.p.A. ("PGAM")
                                                           (until April 2010); Director of Nano-C, Inc.
                                                           (since 2003); Director of Cole Management Inc.
                                                           (2004 - 2011); Director of Fiduciary
                                                           Counseling, Inc. (until December 2011); Trustee
                                                           of all of the Pioneer Funds (until November
                                                           2013); and Retired Partner, Wilmer Cutler
                                                           Pickering Hale and Dorr LLP
====================================================================================================================================
Christopher J.    Secretary and     Since 2003. Serves     Vice President and Associate General Counsel of  None
Kelley (49)       Chief Legal       at the discretion of   Pioneer since January 2008; Secretary and Chief
                  Officer           the Board.             Legal Officer of all of the Pioneer Funds since
                                                           June 2010; Assistant Secretary of all of the
                                                           Pioneer Funds from September 2003 to May 2010;
                                                           and Vice President and Senior Counsel of
                                                           Pioneer from July 2002 to December 2007
====================================================================================================================================
Carol B.          Assistant         Since 2010. Serves     Fund Governance Director of Pioneer since        None
Hannigan (52)     Secretary         at the discretion of   December 2006 and Assistant Secretary of all
                                    the Board.             the Pioneer Funds since June 2010; Manager -
                                                           Fund Governance of Pioneer from December 2003
                                                           to November 2006; and Senior Paralegal of
                                                           Pioneer from January 2000 to November 2003.
====================================================================================================================================
Thomas Reyes      Assistant         Since 2010. Serves     Counsel of Pioneer since June 2007 and           None
(51)              Secretary         at the discretion of   Assistant Secretary of all the Pioneer Funds
                                    the Board.             since June 2010; and Vice President and Counsel
                                                           at State Street Bank from October 2004 to June
                                                           2007
====================================================================================================================================
Mark E. Bradley   Treasurer and     Since 2008. Serves     Vice President - Fund Treasury of Pioneer;       None
(54)              Chief Financial   at the discretion of   Treasurer of all of the Pioneer Funds since
                  and Accounting    the Board.             March 2008; Deputy Treasurer of Pioneer from
                  Officer                                  March 2004 to February 2008; and Assistant
                                                           Treasurer of all of the Pioneer Funds from
                                                           March 2004 to February 2008
====================================================================================================================================
Luis I. Presutti  Assistant         Since 2000. Serves     Director - Fund Treasury of Pioneer; and         None
(48)              Treasurer         at the discretion of   Assistant Treasurer of all of the Pioneer Funds
                                    the Board.
====================================================================================================================================
Gary Sullivan     Assistant         Since 2002. Serves     Fund Accounting Manager - Fund Treasury of       None
(55)              Treasurer         at the discretion of   Pioneer; and Assistant Treasurer of all of the
                                    the Board.             Pioneer Funds
====================================================================================================================================

** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

*** Mr. Cogan resigned as President and Chief Executive Officer of the Portfolio effective January 1, 2014.

+++ Mr. Mark D. Goodwin became Executive Vice President of the Portfolio effective January 28, 2014.

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                  POSITION HELD     LENGTH OF SERVICE                                        OTHER DIRECTORSHIPS
NAME AND AGE      WITH THE TRUST    AND TERM OF OFFICE  PRINCIPAL OCCUPATION                 HELD BY THIS OFFICER
David F. Johnson  Assistant         Since 2009. Serves  Fund Administration Manager - Fund   None
(34)              Treasurer         at the discretion   Treasury of Pioneer since November
                                    of the Board.       2008; Assistant Treasurer of all
                                                        of the Pioneer Funds since January
                                                        2009; and Client Service Manager -
                                                        Institutional Investor Services at
                                                        State Street Bank from March 2003
                                                        to March 2007
====================================================================================================================================
Jean M. Bradley   Chief             Since 2010. Serves  Chief Compliance Officer of          None
(61)              Compliance        at the discretion   Pioneer and of all the Pioneer
                  Officer           of the Board.       Funds since March 2010; Director
                                                        of Adviser and Portfolio
                                                        Compliance at Pioneer since
                                                        October 2005; and Senior
                                                        Compliance Officer for Columbia
                                                        Management Advisers, Inc. from
                                                        October 2003 to October 2005
====================================================================================================================================
Kelly O'Donnell   Anti-Money        Since 2006. Serves  Director - Transfer Agency           None
(42)              Laundering        at the discretion   Compliance of Pioneer and
                  Officer           of the Board.       Anti-Money Laundering Officer of
                                                        all the Pioneer funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18648-08-0214

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Fund VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio

   Portfolio and Performance Update                                           2

   Comparing Ongoing Portfolio Expenses                                       3

   Portfolio Management Discussion                                            4

   Schedule of Investments                                                    7

   Financial Statements                                                      11

   Notes to Financial Statements                                             16

   Report of Independent Registered Public Accounting Firm                   19

   Approval of Investment Advisory Agreement                                 20

   Trustees, Officers and Service Providers                                  23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        95.7%
International Common Stocks                                                3.8%
Depositary Receipts for International Stocks                               0.5%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                    17.6%
Financials                                                                16.8%
Health Care                                                               15.5%
Consumer Discretionary                                                    13.3%
Industrials                                                               11.3%
Consumer Staples                                                          11.1%
Energy                                                                     9.8%
Materials                                                                  2.8%
Telecommunication Services                                                 1.1%
Utilities                                                                  0.7%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
1. John Wiley & Sons, Inc.                                                2.76%
--------------------------------------------------------------------------------
2. The Hershey Co.                                                        2.45
--------------------------------------------------------------------------------
3. Wells Fargo & Co.                                                      2.25
--------------------------------------------------------------------------------
4. Apple, Inc.                                                            2.11
--------------------------------------------------------------------------------
5. Microsoft Corp.                                                        2.08
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                       12/31/13               12/31/12
    Class I                                      $26.25                 $20.90
    Class II                                     $26.28                 $20.92

                                     Net
Distributions per Share              Investment   Short-Term      Long-Term
(1/1/13 - 12/31/13)                  Income       Capital Gains   Capital Gains
    Class I                          $0.3017      $  -            $1.0763
    Class II                         $0.2448      $  -            $1.0763

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor's 500 Index (the S&P
500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           Pioneer Fund VCT     Pioneer Fund VCT
                           Portfolio, Class I   Portfolio, Class II   S&P 500
12/31/2003                 $ 10,000             $ 10,000              $ 10,000
12/31/2004                 $ 11,125             $ 11,093              $ 11,087
12/31/2005                 $ 11,812             $ 11,751              $ 11,632
12/31/2006                 $ 13,777             $ 13,673              $ 13,467
12/31/2007                 $ 14,464             $ 14,338              $ 14,206
12/31/2008                 $  9,508             $  9,404              $  8,951
12/31/2009                 $ 11,904             $ 11,746              $ 11,321
12/31/2010                 $ 13,811             $ 13,593              $ 13,029
12/31/2011                 $ 13,217             $ 12,975              $ 13,301
12/31/2012                 $ 14,570             $ 14,266              $ 15,427
12/31/2013                 $ 19,420             $ 18,971              $ 20,421

The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2013)

--------------------------------------------------------------------------------
                                               Class I                  Class II
--------------------------------------------------------------------------------
10 Years                                         6.86%                     6.61%
5 Years                                         15.35%                    15.07%
1 Year                                          33.28%                    32.98%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from July 1, 2013, through December 31, 2013.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                   $1,000.00          $1,000.00
Ending Account Value on 12/31/13                    $1,169.94          $1,168.03
Expenses Paid During Period*                        $    3.94          $    5.36

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.72% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2013, through December 31, 2013.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                   $1,000.00          $1,000.00
Ending Account Value on 12/31/13                    $1,021.58          $1,020.27
Expenses Paid During Period*                        $    3.67          $    4.99

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.72% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13
--------------------------------------------------------------------------------

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John Carey, Executive Vice President and Head of U.S. Core Value at Pioneer Investments, discusses the investment environment during the 12-month period ended December 31, 2013, and Pioneer Fund VCT Portfolio's performance during the period. Mr. Carey is responsible for the day-to-day management of Pioneer Fund VCT Portfolio.

Q: How would you describe the market for equities during the 12-month period ended December 31, 2013?

A: The 12-month period ended December 31, 2013, saw strong upward movement in United States share prices as measured by the Standard & Poor's 500 Index (S&P 500), the Portfolio's benchmark. While every couple of months or so, in almost clock-like fashion, the S&P 500 retreated, or "corrected," the index continued its advance after each such setback. The trend line for the index was positive throughout the period, making for, overall, a potentially very favorable stock market for investors.

    Some of the worries that appeared to cause the regular, if short-lived, market sell-offs during the period had to do with Federal Reserve (Fed) monetary policy, debates in Washington, D.C., over the Federal budget and the national debt ceiling, international tensions, particularly with respect to Syria, and the occasionally mixed signals provided by economic data. On the whole, though, corporate earnings remained strong, the economy continued expanding, and consumers kept spending, on everything from cars and houses to vacations and clothing. In addition, dividends provided support for share prices, and merger-and-acquisition activity sparked speculative interest in the stock market. Each time the market dipped during the period, more investors appeared to regard the dips as buying opportunities rather than as signs to sell, and share prices encouragingly bounced back. The 12-month period was, indeed, almost a textbook example of a bullish stock market, and the shares of companies held in the Fund's portfolio took part, right alongside the shares of many other companies.

Q: How did the Portfolio perform in that environment during the 12-month period ended December 31, 2013?

A: Pioneer Fund VCT Portfolio's Class I shares returned 33.28% at net asset value during the 12-month period ended December 31, 2013, and Class II shares returned 32.98%. During the same period, the Portfolio's benchmark, the S&P 500, returned 32.37% and the average return of the 231 variable portfolios in Lipper's Large-Cap Core Underlying Funds category was 32.42%.

Q: What were some of the key drivers of the Portfolio's benchmark-relative returns during the 12-month period ended December 31, 2013?

A: During the 12-month period, the Portfolio achieved positive performance attribution from its investments in eight out of the ten S&P 500 sectors. The Portfolio's best results relative to the benchmark were in consumer staples, utilities, telecommunication services, and information technology. The Portfolio's underperformance relative to the benchmark was in consumer discretionary and financials.

    In consumer staples, performance benefited early in the 12-month period from the acquisition by Berkshire Hathaway and a foreign partner of Portfolio holding H.J. Heinz at a premium price. Another Portfolio holding that fared well

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    was Walgreen, the drugstore chain, which surged on its link-up with the European pharmacy chain Alliance Boots Holdings. In addition, the Portfolio did well by avoiding the underperformer Philip Morris, a decision that was in line with the Portfolio's long-term practice of avoiding investment in purveyors of tobacco products. The positive performance attribution in utilities and telecommunications services came from the Portfolio's being sharply underweight relative to the benchmark in those two underperforming sectors. In information technology, it was an underweight position in the underperforming Apple and our positively-contributing investment in Facebook that helped relative performance.

    The reasons for the Portfolio's negative performance attribution from investments in the consumer discretionary and financials sectors were primarily stock selection decisions. In consumer discretionary, the Portfolio held shares of Coach, which struggled, and did not hold any shares of Amazon, a strong performer during the period. In financials, the Portfolio was underweight to the sharply rising stocks of life insurers, as well as to a few of the recovery stories elsewhere in the sector.

    In general, though, the Portfolio was satisfactorily positioned to take advantage of the sharply rising stock market in 2013.

Q: Could you highlight some of the key purchases and sales that you made in the Portfolio over the course of the fiscal year ended December 31, 2013?

A: Portfolio changes during 2013 were more modest than during 2012, but we did add somewhat more than a dozen positions, including several spin-offs from existing holdings and, in an effort to focus investment on stronger-conviction ideas, shed close to two dozen holdings.

    Purchases during the year included: BB&T, the Winston-Salem, North Carolina-based regional bank, and KeyCorp, a regional bank headquartered in Cleveland, Ohio, as well as Morgan Stanley, the diversified financial services firm, in the financials sector; PepsiCo, the beverage and snack-food company, in consumer staples; McKesson, the drug distributor, in health care; Yahoo!, the internet portal, in information technology; Monsanto, world leader in seeds and agricultural chemicals, in materials; Cameron and FMC Technologies, oil-service specialists, in energy; Eaton, diversified industrial-products manufacturer, in industrials; and Southern, a major electric utility, operating out of Atlanta, Georgia, in utilities. Also new to the Portfolio were the names AbbVie, Allegion Public, and Mallinckrodt, though in each case the company was a spin-off from an existing Portfolio holding. AbbVie, a pharmaceutical producer known for its important drug Humira, for rheumatoid arthritis, was spun out by Abbott Laboratories; Allegion Public, which had been part of Ingersoll-Rand, makes locks and other security systems; and Mallinckrodt, provider of prescription pain medications, came out of Covidien.

    Sales from the Portfolio during the 12-month period comprised: several stocks we felt had reached fair value, including Qualcomm, SanDisk, and Vertex; some holdings where we had come to question the companies' longer-term earnings potential, including Baxter, Nuance Communications, and KBR; and other holdings we just regarded as less attractive than companies in which we wished to invest.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13                             (continued)
--------------------------------------------------------------------------------

Q: At year end, guarded optimism seemed to be the prevailing sentiment with regard to the global economy. What is your outlook for the market and the economy as we begin 2014?

A: As we write, investors have fewer worries about the state of affairs in Washington, D.C., with provisional agreements on the Federal budget and national debt having been reached near the end of the calendar year. The Fed, too, has removed some uncertainty by deciding, finally, to slow ("taper") its purchases of long-term Treasuries and mortgage-backed securities. Investors are unsure what a "natural" level of interest rates -- that is, a level of interest rates more determined by market forces than Fed interventions -- might be, but at least now everyone can find out. Unemployment has come down, even if it remains higher than it has usually been at this stage of an economic recovery. Slowly, too, business managers are becoming less cautious in regard to capital expenditures. The Affordable Care Act -- the new, national-health-care program -- got off to a rocky start, but people and businesses appear to be adjusting to it. All in all, indicators are generally positive.

    In our view, there are several other sources of encouragement. Corporate earnings continue to be impressive, and many companies appear now to be achieving earnings growth not only through cost cutting but also by increasing sales. Corporate balance sheets, while starting to show somewhat higher debt ratios, are still quite strong. Dividend income presents investors with a potentially attractive way to supplement other income. Also, as we compare economic prospects in the U.S. with prospects in other parts of the world, we think that the U.S. markets will attract more foreign investment, which could serve to buoy up domestic markets and provide capital for U.S. companies to expand.

    In summary, we would be surprised if we were to see in the next 12 months the same kind of relatively smooth as well as substantial upward move in share prices that we saw in 2013. Most years have, in fact, been more varied with respect to market activity; the 12-month period ended December 31, 2013, was unusual in being so consistently rewarding. Nonetheless, we believe that the investments in the Portfolio have potential for further gains over time; it is certainly the aim of our research effort to identify companies that we think have longer-term merit. We intend to keep the Portfolio invested in a way that we think can withstand pressures that may be exerted by changes in interest rates and economic conditions, but of course we can offer no assurances that we shall succeed in that effort.

    Thank you for your support.

Please refer to the Schedule of Investments on pages 7 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13
--------------------------------------------------------------------------------

Shares                                                                     Value
                  COMMON STOCKS - 99.5%
                  Energy - 9.8%
                  Oil & Gas Drilling - 0.9%
         24,528   Ensco Plc                                        $   1,402,511
          5,963   Helmerich & Payne, Inc.                                501,369
                                                                   -------------
                                                                   $   1,903,880
                                                                   -------------
                  Oil & Gas Equipment &
                  Services - 2.0%
          7,055   Cameron International Corp.*                     $     419,984
          7,092   FMC Technologies, Inc.*                                370,273
         12,830   Halliburton Co.                                        651,122
         13,533   National Oilwell Varco, Inc.                         1,076,279
         19,746   Schlumberger, Ltd.                                   1,779,312
                                                                   -------------
                                                                   $   4,296,970
                                                                   -------------
                  Integrated Oil & Gas - 1.8%
         18,816   Chevron Corp.                                    $   2,350,307
         10,829   Exxon Mobil Corp.                                    1,095,895
          5,324   Occidental Petroleum Corp.                             506,312
                                                                   -------------
                                                                   $   3,952,514
                                                                   -------------
                  Oil & Gas Exploration &
                  Production - 3.7%
         19,961   Apache Corp.                                     $   1,715,448
         47,998   Cabot Oil & Gas Corp.                                1,860,402
         20,994   ConocoPhillips, Inc.                                 1,483,226
         44,015   Marathon Oil Corp.                                   1,553,730
         34,955   Southwestern Energy Co.*                             1,374,780
                                                                   -------------
                                                                   $   7,987,586
                                                                   -------------
                  Oil & Gas Refining &
                  Marketing - 1.4%
         17,070   Marathon Petroleum Corp.*                        $   1,565,831
         18,336   Phillips 66, Inc.                                    1,414,256
                                                                   -------------
                                                                   $   2,980,087
                                                                   -------------
                  Total Energy                                     $  21,121,037
                                                                   -------------
                  Materials - 2.8%
                  Fertilizers & Agricultural
                  Chemicals - 0.7%
          7,989   Monsanto Co.                                     $     931,118
         11,735   The Mosaic Co.                                         554,713
                                                                   -------------
                                                                   $   1,485,831
                                                                   -------------
                  Industrial Gases - 0.8%
         16,748   Airgas, Inc.                                     $   1,873,264
                                                                   -------------
                  Specialty Chemicals - 1.1%
         22,290   Ecolab, Inc.                                     $   2,324,178
                                                                   -------------
                  Paper Products - 0.2%
          8,886   International Paper Co.                          $     435,681
                                                                   -------------
                  Total Materials                                  $   6,118,954
                                                                   -------------
                  Capital Goods - 9.4%
                  Aerospace & Defense - 1.8%
         34,121   United Technologies Corp.                        $   3,882,970
                                                                   -------------
                  Building Products - 0.2%
         11,951   Allegion Plc                                     $     528,115
                                                                   -------------
                  Electrical Components &
                  Equipment - 0.7%
          8,703   Eaton Corp Plc                                   $     662,472
          7,027   Rockwell Automation, Inc.                              830,310
                                                                   -------------
                                                                   $   1,492,782
                                                                   -------------
                  Industrial Conglomerates - 3.2%
         27,837   3M Co.                                           $   3,904,139
        106,020   General Electric Co.                                 2,971,741
                                                                   -------------
                                                                   $   6,875,880
                                                                   -------------
                  Construction & Farm Machinery
                  & Heavy Trucks - 1.8%
         13,488   Cummins, Inc.                                    $   1,901,403
         32,339   PACCAR, Inc.                                         1,913,499
                                                                   -------------
                                                                   $   3,814,902
                                                                   -------------
                  Industrial Machinery - 1.7%
         35,853   Ingersoll-Rand Plc                               $   2,208,545
         16,043   SPX Corp.                                            1,598,043
                                                                   -------------
                                                                   $   3,806,588
                                                                   -------------
                  Total Capital Goods                              $  20,401,237
                                                                   -------------
                  Transportation - 1.9%
                  Railroads - 1.9%
         22,650   Norfolk Southern Corp.                           $   2,102,600
         11,854   Union Pacific Corp.                                  1,991,472
                                                                   -------------
                                                                   $   4,094,072
                                                                   -------------
                  Total Transportation                             $   4,094,072
                                                                   -------------
                  Automobiles & Components - 2.5%
                  Auto Parts & Equipment - 1.4%
         20,192   BorgWarner, Inc.                                 $   1,128,935
         34,436   Johnson Controls, Inc.                               1,766,567
                                                                   -------------
                                                                   $   2,895,502
                                                                   -------------
                  Automobile Manufacturers - 1.1%
        158,912   Ford Motor Co.                                   $   2,452,012
                                                                   -------------
                  Total Automobiles
                  & Components                                     $   5,347,514
                                                                   -------------
                  Consumer Durables &
                  Apparel - 0.4%
                  Apparel, Accessories &
                  Luxury Goods - 0.4%
         15,285   Coach, Inc.                                      $     857,947
                                                                   -------------
                  Total Consumer Durables
                  & Apparel                                        $     857,947
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

         Shares                                                            Value
                  Consumer Services - 1.4%
                  Restaurants - 1.4%
         15,156   McDonald's Corp.                                 $   1,470,587
         20,392   Starbucks Corp.                                      1,598,529
                                                                   -------------
                                                                   $   3,069,116
                                                                   -------------
                  Total Consumer Services                          $   3,069,116
                                                                   -------------
                  Media - 5.0%
                  Cable & Satellite - 0.3%
         14,275   Comcast Corp.                                    $     741,800
                                                                   -------------
                  Movies & Entertainment - 1.9%
         44,814   The Walt Disney Co.                              $   3,423,790
         10,753   Time Warner, Inc.                                      749,699
                                                                   -------------
                                                                   $   4,173,489
                                                                   -------------
                  Publishing - 2.8%
        107,861   John Wiley & Sons, Inc.                          $   5,953,931
                                                                   -------------
                  Total Media                                      $  10,869,220
                                                                   -------------
                  Retailing - 3.9%
                  Department Stores - 1.1%
         31,431   Macy's, Inc.                                     $   1,678,415
         10,741   Nordstrom, Inc.                                        663,794
                                                                   -------------
                                                                   $   2,342,209
                                                                   -------------
                  General Merchandise Stores - 0.3%
         12,072   Target Corp.                                     $     763,795
                                                                   -------------
                  Apparel Retail - 1.8%
         22,464   Ross Stores, Inc.                                $   1,683,228
         35,341   TJX Companies, Inc.                                  2,252,282
                                                                   -------------
                                                                   $   3,935,510
                                                                   -------------
                  Home Improvement Retail - 0.7%
         13,471   Lowe's Companies, Inc.                           $     667,488
         10,203   The Home Depot, Inc.                                   840,115
                                                                   -------------
                                                                   $   1,507,603
                                                                   -------------
                  Total Retailing                                  $   8,549,117
                                                                   -------------
                  Food & Staples Retailing - 2.7%
                  Drug Retail - 2.7%
         29,399   CVS Caremark Corp.                               $   2,104,086
         63,609   Walgreen Co.                                         3,653,701
                                                                   -------------
                                                                   $   5,757,787
                                                                   -------------
                  Total Food & Staples Retailing                   $   5,757,787
                                                                   -------------
                  Food, Beverage & Tobacco - 5.7%
                  Soft Drinks - 1.0%
         14,310   Coca-Cola Enterprises, Inc.                      $     631,500
         16,577   Dr. Pepper Snapple Group, Inc.                         807,631
          9,399   PepsiCo, Inc.                                          779,553
                                                                   -------------
                                                                   $   2,218,684
                                                                   -------------
                  Packaged Foods & Meats - 4.7%
         21,789   Campbell Soup Co.                                $     943,028
         26,679   General Mills, Inc.                                  1,331,549
         16,362   Kraft Foods Group, Inc.*                               882,239
         49,926   Mondelez International, Inc.                         1,762,388
         54,390   The Hershey Co.                                      5,288,340
                                                                   -------------
                                                                   $  10,207,544
                                                                   -------------
                  Total Food, Beverage & Tobacco                   $  12,426,228
                                                                   -------------
                  Household & Personal
                  Products - 2.7%
                  Household Products - 2.7%
         61,263   Colgate-Palmolive Co.                            $   3,994,960
          8,350   The Clorox Co.                                         774,546
         12,636   The Procter & Gamble Co.                             1,028,697
                                                                   -------------
                                                                   $   5,798,203
                                                                   -------------
                  Total Household &
                  Personal Products                                $   5,798,203
                                                                   -------------
                  Health Care Equipment &
                  Services - 6.6%
                  Health Care Equipment - 5.0%
         46,968   Abbott Laboratories Co.                          $   1,800,283
         19,804   Becton Dickinson and Co.                             2,188,144
         27,630   Covidien Plc                                         1,881,603
         27,888   CR Bard, Inc.                                        3,735,319
         78,466   Smith & Nephew Plc                                   1,119,254
                                                                   -------------
                                                                   $  10,724,603
                                                                   -------------
                  Health Care Distributors - 0.4%
          5,415   McKesson Corp.                                   $     873,981
                                                                   -------------
                  Health Care Services - 0.6%
         13,844   DaVita HealthCare Partners, Inc.*                $     877,294
          6,851   Express Scripts Holding Co.*                           481,214
                                                                   -------------
                                                                   $   1,358,508
                                                                   -------------
                  Managed Health Care - 0.6%
         18,831   Aetna, Inc.                                      $   1,291,618
                                                                   -------------
                  Total Health Care
                  Equipment & Services                             $  14,248,710
                                                                   -------------
                  Pharmaceuticals,
                  Biotechnology & Life
                  Sciences - 8.9%
                  Biotechnology - 2.5%
         19,537   Amgen, Inc.                                      $   2,230,344
         10,536   Celgene Corp.*                                       1,780,163
         17,147   Gilead Sciences, Inc.*                               1,288,597
                                                                   -------------
                                                                   $   5,299,104
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

         Shares                                                            Value
                  Pharmaceuticals - 5.8%
         47,115   AbbVie, Inc.                                     $   2,488,143
         15,607   Eli Lilly & Co.                                        795,957
         42,078   Johnson & Johnson, Inc.                              3,853,924
          3,516   Mallinckrodt Plc*                                      183,746
         22,042   Merck & Co., Inc.                                    1,103,202
         84,298   Pfizer, Inc.                                         2,582,048
         48,467   Zoetis, Inc.                                         1,584,386
                                                                   -------------
                                                                   $  12,591,406
                                                                   -------------
                  Life Sciences Tools &
                  Services - 0.6%
         11,598   Thermo Fisher Scientific, Inc.                   $   1,291,437
                                                                   -------------
                  Total Pharmaceuticals,
                  Biotechnology & Life Sciences                    $  19,181,947
                                                                   -------------
                  Banks - 6.9%
                  Diversified Banks - 3.9%
         10,338   Canadian Imperial Bank of
                  Commerce, Ltd.                                   $     882,404
         69,175   US Bancorp/MN, Inc.                                  2,794,670
        106,980   Wells Fargo & Co.                                    4,856,892
                                                                   -------------
                                                                   $   8,533,966
                                                                   -------------
                  Regional Banks - 3.0%
         40,956   BB&T Corp.                                       $   1,528,478
         80,171   KeyCorp                                              1,075,895
         48,679   The PNC Financial Services Group, Inc.               3,776,517
                                                                   -------------
                                                                   $   6,380,890
                                                                   -------------
                  Total Banks                                      $  14,914,856
                                                                   -------------
                  Diversified Financials - 6.5%
                  Other Diversified Financial
                  Services - 2.8%
         88,513   Bank of America Corp.                            $   1,378,147
         52,516   Citigroup, Inc.                                      2,736,609
         32,892   JPMorgan Chase & Co.                                 1,923,524
                                                                   -------------
                                                                   $   6,038,280
                                                                   -------------
                  Consumer Finance - 1.5%
         17,391   American Express Co.                             $   1,577,885
         28,756   Discover Financial Services, Inc.                    1,608,898
                                                                   -------------
                                                                   $   3,186,783
                                                                   -------------
                  Asset Management & Custody
                  Banks - 1.9%
         28,952   Franklin Resources, Inc.                         $   1,671,399
         29,887   Invesco, Ltd.                                        1,087,887
         16,739   T. Rowe Price Group, Inc.                            1,402,226
                                                                   -------------
                                                                   $   4,161,512
                                                                   -------------
                  Investment Banking &
                  Brokerage - 0.3%
         21,362   Morgan Stanley Co.                               $     669,912
                                                                   -------------
                  Total Diversified Financials                     $  14,056,487
                                                                   -------------
                  Insurance - 3.4%
                  Life & Health Insurance - 0.8%
         26,149   Aflac, Inc.                                      $   1,746,753
                                                                   -------------
                  Property & Casualty
                  Insurance - 2.6%
         39,722   The Chubb Corp.                                  $   3,838,337
         18,717   The Travelers Companies, Inc.                        1,694,637
                                                                   -------------
                                                                   $   5,532,974
                                                                   -------------
                  Total Insurance                                  $   7,279,727
                                                                   -------------
                  Software & Services - 11.6%
                  Internet Software & Services - 2.6%
         20,437   eBay, Inc.*                                      $   1,121,787
         28,040   Facebook, Inc.*                                      1,532,666
          1,979   Google, Inc.*                                        2,217,885
         19,657   Yahoo!, Inc.*                                          794,929
                                                                   -------------
                                                                   $   5,667,267
                                                                   -------------
                  IT Consulting & Other
                  Services - 1.0%
         11,416   International Business Machines Corp.            $   2,141,299
                                                                   -------------
                  Data Processing & Outsourced
                  Services - 3.6%
         32,958   Automatic Data Processing, Inc.                  $   2,663,336
         14,070   DST Systems, Inc.                                    1,276,712
         25,738   Fiserv, Inc.*                                        1,519,829
          1,376   MasterCard, Inc.                                     1,149,593
          5,143   Visa, Inc.                                           1,145,243
                                                                   -------------
                                                                   $   7,754,713
                                                                   -------------
                  Application Software - 0.9%
         32,325   Adobe Systems, Inc.*                             $   1,935,621
                                                                   -------------
                  Systems Software - 3.5%
        119,975   Microsoft Corp.                                  $   4,490,664
         47,526   Oracle Corp.                                         1,818,345
         53,743   Symantec Corp.                                       1,267,260
                                                                   -------------
                                                                   $   7,576,269
                                                                   -------------
                  Total Software & Services                        $  25,075,169
                                                                   -------------
                  Technology Hardware &
                  Equipment - 3.0%
                  Communications Equipment - 0.6%
          5,259   F5 Networks, Inc.*                               $     477,833
         11,446   Motorola Solutions, Inc.                               772,605
                                                                   -------------
                                                                   $   1,250,438
                                                                   -------------
                  Computer Hardware - 2.1%
          8,103   Apple, Inc.                                      $   4,546,674
                                                                   -------------
                  Computer Storage &
                  Peripherals - 0.3%
         30,580   EMC Corp.                                        $     769,087
                                                                   -------------
                  Total Technology Hardware
                  & Equipment                                      $   6,566,199
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

         Shares                                                            Value
                  Semiconductors & Semiconductor
                  Equipment - 2.9%
                  Semiconductor Equipment - 0.5%
         11,144   ASML Holding NV (A.D.R.)                         $   1,044,193
                                                                   -------------
                  Semiconductors - 2.4%
         53,108   Analog Devices, Inc.                             $   2,704,790
         32,926   Intel Corp.                                            854,759
         36,859   Xilinx, Inc.                                         1,692,565
                                                                   -------------
                                                                   $   5,252,114
                                                                   -------------
                  Total Semiconductors &
                  Semiconductor Equipment                          $   6,296,307
                                                                   -------------
                  Telecommunication Services - 0.7%
                  Integrated Telecommunication
                  Services - 0.7%
         30,319   Verizon Communications, Inc.                     $   1,489,876
                                                                   -------------
                  Total Telecommunication
                  Services                                         $   1,489,876
                                                                   -------------
                  Utilities - 0.8%
                  Electric Utilities - 0.8%
         15,321   American Electric Power Co., Inc.                $     716,104
         23,429   The Southern Co.                                       963,166
                                                                   -------------
                                                                   $   1,679,270
                                                                   -------------
                  Total Utilities                                  $   1,679,270
                                                                   -------------
                  TOTAL COMMON STOCKS
                  (Cost $125,283,723)                              $ 215,198,980
                                                                   -------------
                  TOTAL INVESTMENT IN
                  SECURITIES - 99.5%
                  (Cost $125,283,723) (a)                          $ 215,198,980
                                                                   -------------
                  OTHER ASSETS &
                  LIABILITIES - 0.5%                               $     973,231
                                                                   -------------
                  TOTAL NET ASSETS - 100.0%                        $ 216,172,211
                                                                   =============

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

(a) At December 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $125,893,618 was as follows:

            Aggregate gross unrealized appreciation for all
            investments in which there is an excess of value
            over tax cost                                          $ 89,496,425

            Aggregate gross unrealized depreciation for all
            investments in which there is an excess of tax cost
            over value                                                 (191,063)
                                                                   ------------
            Net unrealized appreciation                            $ 89,305,362
                                                                   ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2013 aggregated $14,945,765 and $52,620,475, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2013, in valuing the Portfolio's investments:

                             Level 1       Level 2      Level 3         Total
Common Stocks             $215,198,980      $  --        $  --      $215,198,980
                          ------------      -----        -----      ------------
   Total                  $215,198,980      $  --        $  --      $215,198,980
                          ============      =====        =====      ============

During the year ended December 31, 2013, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Year Ended  Year Ended  Year Ended   Year Ended  Year Ended
                                                           12/31/13    12/31/12    12/31/11     12/31/10    12/31/09
Class I
Net asset value, beginning of period                       $  20.90    $  19.96    $  22.43     $  19.60    $  15.94
                                                           --------    --------    --------     --------    --------
Increase (decrease) from investment operations:
   Net investment income                                   $   0.31    $   0.33    $   0.33     $   0.28    $   0.30
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                        6.42        1.65       (1.22)        2.83        3.66
                                                           --------    --------    --------     --------    --------
         Net increase (decrease) from investment
            operations                                     $   6.73    $   1.98    $  (0.89)    $   3.11    $   3.96
Distributions to shareowners:
   Net investment income                                      (0.30)      (0.33)      (0.34)       (0.28)      (0.30)
   Net realized gain                                          (1.08)      (0.71)      (1.24)          --          --
                                                           --------    --------    --------     --------    --------
Total distributions                                        $  (1.38)   $  (1.04)   $  (1.58)    $  (0.28)   $  (0.30)
                                                           --------    --------    --------     --------    --------
Net increase (decrease) in net asset value                 $   5.35    $   0.94    $  (2.47)    $   2.83    $   3.66
                                                           --------    --------    --------     --------    --------
Net asset value, end of period                             $  26.25    $  20.90    $  19.96     $  22.43    $  19.60
                                                           ========    ========    ========     ========    ========
Total return*                                                 33.28%      10.24%      (4.30)%      16.02%      25.20%
Ratio of net expenses to average net assets                    0.72%       0.74%       0.73%        0.72%       0.74%
Ratio of net investment income to average net assets           1.27%       1.50%       1.48%        1.39%       1.79%
Portfolio turnover rate                                           7%         44%         10%          25%         21%
Net assets, end of period (in thousands)                   $194,609    $178,900    $205,739     $257,193    $249,439

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                           12/31/13    12/31/12    12/31/11    12/31/10    12/31/09
Class II
Net asset value, beginning of period                       $ 20.92     $ 19.97    $ 22.42      $ 19.59     $ 15.93
                                                           -------     -------    -------      -------     -------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.25     $  0.27    $  0.32      $  0.24     $  0.27
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                       6.43        1.66      (1.27)        2.81        3.65
                                                           -------     -------    -------      -------     -------
         Net increase (decrease) from investment
            operations                                     $  6.68     $  1.93    $ (0.95)     $  3.05     $  3.92
Distributions to shareowners:
   Net investment income                                     (0.24)      (0.27)     (0.26)       (0.22)      (0.26)
   Net realized gain                                         (1.08)      (0.71)     (1.24)          --          --
                                                           -------     -------    -------      -------     -------
Total distributions                                        $ (1.32)    $ (0.98)   $ (1.50)     $ (0.22)    $ (0.26)
                                                           -------     -------    -------      -------     -------
Net increase (decrease) in net asset value                 $  5.36     $  0.95    $ (2.45)     $  2.83     $  3.66
                                                           -------     -------    -------      -------     -------
Net asset value, end of period                             $ 26.28     $ 20.92    $ 19.97      $ 22.42     $ 19.59
                                                           =======     =======    =======      =======     =======
Total return*                                                32.98%       9.95%     (4.55)%      15.72%      24.91%
Ratio of net expenses to average net assets                   0.98%       0.99%      0.98%        0.97%       0.99%
Ratio of net investment income to average net assets          1.01%       1.25%      1.16%        1.14%       1.56%
Portfolio turnover rate                                          7%         44%        10%          25%         21%
Net assets, end of period (in thousands)                   $21,563     $21,156    $24,393      $63,142     $68,112

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/13
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $125,283,723)                                                   $215,198,980
  Cash                                                                                                 20,846
  Receivables --
     Investment securities sold                                                                     1,401,669
     Portfolio shares sold                                                                            255,924
     Dividends                                                                                        277,947
                                                                                                 ------------
         Total assets                                                                            $217,155,366
                                                                                                 ------------
LIABILITIES:
  Payables --
     Portfolio shares repurchased                                                                $    164,356
     Investment securities purchased                                                                  750,985
  Due to affiliates                                                                                    19,566
  Accrued expenses                                                                                     48,248
                                                                                                 ------------
         Total liabilities                                                                       $    983,155
                                                                                                 ------------
NET ASSETS:
  Paid-in capital                                                                                $112,438,161
  Undistributed net investment income                                                                  79,314
  Accumulated net realized gain on investments and foreign currency transactions                   13,739,498
  Net unrealized appreciation on investments                                                       89,915,257
  Net unrealized depreciation on other assets and liabilities denominated in foreign currencies           (19)
                                                                                                 ------------
         Total net assets                                                                        $216,172,211
                                                                                                 ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $194,609,272/7,412,525 shares)                                               $      26.25
                                                                                                 ============
  Class II (based on $21,562,939/820,364 shares)                                                 $      26.28
                                                                                                 ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $7,087)                $ 4,165,394
  Interest                                                                   131
                                                                     -----------
         Total investment income                                                   $ 4,165,525
                                                                                   -----------
EXPENSES:
  Management fees                                                    $ 1,362,052
  Transfer agent fees
     Class I                                                               1,500
     Class II                                                              1,500
  Distribution fees
     Class II                                                             53,890
  Administrative reimbursements                                           65,883
  Custodian fees                                                           1,713
  Professional fees                                                       48,201
  Printing expense                                                        18,027
  Fees and expenses of nonaffiliated Trustees                              6,477
  Miscellaneous                                                            4,208
                                                                     -----------
     Total expenses                                                                $ 1,563,451
                                                                                   -----------
         Net investment income                                                     $ 2,602,074
                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                     $14,543,270
     Other assets and liabilities denominated in foreign currencies          (81)  $14,543,189
                                                                     -----------   -----------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $42,912,327
     Other assets and liabilities denominated in foreign currencies           (6)  $42,912,321
                                                                     -----------   -----------
  Net gain on investments and foreign currency transactions                        $57,455,510
                                                                                   -----------
  Net increase in net assets resulting from operations                             $60,057,584
                                                                                   ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          Year Ended      Year Ended
                                                                           12/31/13        12/31/12
FROM OPERATIONS:
Net investment income                                                    $   2,602,074   $   3,235,902
Net realized gain on investments and foreign currency transactions          14,543,189       9,522,774
Change in net unrealized appreciation (depreciation) on investments and
   foreign currency transactions                                            42,912,321       8,516,523
                                                                         -------------   -------------
      Net increase in net assets resulting from operations               $  60,057,584   $  21,275,199
                                                                         -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class I ($0.30 and $0.33 per share, respectively)                     $  (2,322,999)  $  (2,991,445)
   Class II ($0.24 and $0.27 per share, respectively)                         (215,031)       (282,736)
Net realized gain:
   Class I ($1.08 and $0.71 per share, respectively)                     $  (8,148,805)  $  (6,384,863)
   Class II ($1.08 and $0.71 per share, respectively)                         (965,936)       (766,110)
                                                                         -------------   -------------
      Total distributions to shareowners                                 $ (11,652,771)  $ (10,425,154)
                                                                         -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         $   7,292,799   $   9,851,028
Reinvestment of distributions                                               11,652,771      10,425,154
Cost of shares repurchased                                                 (51,234,675)    (61,202,022)
                                                                         -------------   -------------
      Net decrease in net assets resulting from
         Portfolio share transactions                                    $ (32,289,105)  $ (40,925,840)
                                                                         -------------   -------------
      Net increase (decrease) in net assets                              $  16,115,708   $ (30,075,795)
NET ASSETS:
Beginning of year                                                        $ 200,056,503   $ 230,132,298
                                                                         -------------   -------------
End of year                                                              $ 216,172,211   $ 200,056,503
                                                                         =============   =============
Undistributed net investment income                                      $      79,314   $      16,586
                                                                         =============   =============

                                '13 Shares     '13 Amount      '12 Shares    '12 Amount
CLASS I
Shares sold                        255,993   $   6,029,775       275,958   $   9,143,143
Reinvestment of distributions      461,150      10,471,804       472,152       9,376,307
Less shares repurchased         (1,865,980)    (44,237,366)   (2,496,403)    (51,616,369)
                                ----------   -------------    ----------   -------------
      Net decrease              (1,148,837)  $ (27,735,787)   (1,748,293)  $ (33,096,919)
                                ==========   =============    ==========   =============
CLASS II
Shares sold                         52,797   $   1,263,024        33,893   $     707,885
Reinvestment of distributions       52,062       1,180,967        52,908       1,048,847
Less shares repurchased           (295,636)     (6,997,309)     (297,121)     (9,585,653)
                                ----------   -------------    ----------   -------------
      Net decrease                (190,777)  $  (4,553,318)     (210,320)  $  (7,828,921)
                                ==========   =============    ==========   =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    At December 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services).

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At, and for the year ended December 31, 2013, the Portfolio had no outstanding forward foreign currency contracts.

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2013, the Portfolio reclassified $1,316 to decrease undistributed net investment income and $1,316 to increase accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets, or the results of operations.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

    The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:

--------------------------------------------------------------------------------
                                                    2013                2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                $  2,538,030          $ 3,274,181
Long-term capital gain                            9,114,741            7,150,973
                                               ------------          -----------
  Total distributions                          $ 11,652,771          $10,425,154
                                               ============          ===========
Distributable Earnings:
Undistributed ordinary income                  $    510,324
Undistributed long-term gain                     13,918,383
Net unrealized appreciation                      84,305,343
                                               ------------
  Total                                        $103,734,050
                                               ============

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the treatment of non-taxable dividends.

E.  Portfolio Shares and Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $216,685 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2013. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-ofpocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

    Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.  Risks

    At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $18,730 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $250 in transfer agent fees payable to PIMSS at December 31, 2013.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $586 in distribution fees payable to PFD at December 31, 2013.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Fund VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) (the "Trust") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five year in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2014

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fund VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2013 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees review the Portfolio's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one, three, five and ten year periods ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the Portfolio's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees considered reasons for the underperformance of the Portfolio relative to its peer group and the steps recently taken in an effort to improve the performance of the Portfolio. The Trustees agreed that they would continue to closely monitor the Portfolio's performance.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2013 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2013 was in the third quintile relative to its Morningstar peer group and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and qualify of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Portfolio. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 54 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 49 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD      LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST     AND TERM OF OFFICE       PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Thomas J. Perna (63)       Chairman of the    Trustee since 2006.      Private investor (2004 - 2008 and   Director, Broadridge
                           Board and Trustee  Serves until a           2013 - present); Chairman (2008 -   Financial Solutions, Inc.
                                              successor trustee is     2013) and Chief Executive Officer   (investor communications
                                              elected or earlier       (2008 - 2012), Quadriserv, Inc.     and securities processing
                                              retirement or removal.   (technology products for            provider for financial
                                                                       securities lending industry); and   services industry) (2009
                                                                       Senior Executive Vice President,    - present); Director,
                                                                       The Bank of New York (financial     Quadriserv, Inc. (2005 -
                                                                       and securities services) (1986 -    2013); and Commissioner,
                                                                       2004)                               New Jersey State Civil
                                                                                                           Service Commission (2011
                                                                                                           - present)
====================================================================================================================================
David R. Bock (70)         Trustee            Trustee since 2005.      Managing Partner, Federal City      Director of Enterprise
                                              Serves until a           Capital Advisors (corporate         Community Investment,
                                              successor trustee is     advisory services company) (1997    Inc. (privately held
                                              elected or earlier       - 2004 and 2008 - present);         affordable housing
                                              retirement or removal.   Interim Chief Executive Officer,    finance company) (1985 -
                                                                       Oxford Analytica, Inc. (privately   2010); Director of Oxford
                                                                       held research and consulting        Analytica, Inc. (2008 -
                                                                       company) (2010); Executive Vice     present); Director of The
                                                                       President and Chief Financial       Swiss Helvetia Fund, Inc.
                                                                       Officer, I-trax, Inc. (publicly     (closed-end fund) (2010 -
                                                                       traded health care services         present); and Director of
                                                                       company) (2004 - 2007); and         New York Mortgage Trust
                                                                       Executive Vice President and        (publicly traded mortgage
                                                                       Chief Financial Officer, Pedestal   REIT) (2004 - 2009, 2012
                                                                       Inc. (internet-based mortgage       - present)
                                                                       trading company) (2000 - 2002)
====================================================================================================================================
Benjamin M. Friedman (69)  Trustee            Trustee since 2008.      William Joseph Maier Professor of   Trustee, Mellon
                                              Serves until a           Political Economy, Harvard          Institutional Funds
                                              successor trustee is     University (1972 - present)         Investment Trust and
                                              elected or earlier                                           Mellon Institutional
                                              retirement or removal.                                       Funds Master Portfolio
                                                                                                           (oversaw 17 portfolios in
                                                                                                           fund complex) (1989-2008)
====================================================================================================================================

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE      PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Margaret B.W. Graham (66)  Trustee         Trustee since 2000.     Founding Director, Vice President   None
                                           Serves until a          and Corporate Secretary, The
                                           successor trustee is    Winthrop Group, Inc. (consulting
                                           elected or earlier      firm) (1982 - present); Desautels
                                           retirement or removal.  Faculty of Management, McGill
                                                                   University (1999 - present); and
                                                                   Manager of Research Operations
                                                                   and Organizational Learning,
                                                                   Xerox PARC, Xerox's advance
                                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (65)   Trustee         Trustee since 1995.     President and Chief Executive       Director of New America
                                           Serves until a          Officer, Newbury, Piret &           High Income Fund, Inc.
                                           successor trustee is    Company, Inc. (investment banking   (closed-end investment
                                           elected or earlier      firm) (1981 - present)              company) (2004 -
                                           retirement or removal.                                      present); and member,
                                                                                                       Board of Governors,
                                                                                                       Investment Company
                                                                                                       Institute (2000 - 2006)
====================================================================================================================================
Stephen K. West (85)       Trustee         Trustee since 2008.     Senior Counsel, Sullivan &          Director, The Swiss
                                           Serves until a          Cromwell LLP (law firm) (1998 -     Helvetia Fund, Inc.
                                           successor trustee is    present); and Partner, Sullivan &   (closed-end investment
                                           elected or earlier      Cromwell LLP (prior to 1998)        company) (1995 - 2012);
                                           retirement or removal.                                      and Director, Invesco,
                                                                                                       Ltd. (formerly AMVESCAP,
                                                                                                       PLC) (investment manager)
                                                                                                       (1997-2005)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE       PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
Daniel K.                  Trustee,        Trustee since 2007.      Chairman (2013 - present),         None
Kingsbury (55)*            President and   Serves until a           Director, CEO and President of
                           Chief           successor trustee is     PIM-USA (since February 2007);
                           Executive       elected or earlier       Chairman (2013 - present),
                           Officer         retirement or removal.   Director and President of Pioneer
                                                                    and Pioneer Institutional Asset
                                                                    Management, Inc. (since February
                                                                    2007); President and Chief
                                                                    Executive Officer of all the
                                                                    Pioneer Funds (since 2014);
                                                                    Executive Vice President of all
                                                                    of the Pioneer Funds (2007 -
                                                                    2013); Director of PGAM (2007 -
                                                                    2010); Head of New Europe
                                                                    Division, PGAM (2000 - 2005); and
                                                                    Head of New Markets Division,
                                                                    PGAM (2005 - 2007)
====================================================================================================================================

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

++ Effective January 28, 2014, Mr. Marc O. Mayer became an Independent Trustee of the Portfolio, and Mr. Kenneth J. Taubes became an Interested Trustee of the Portfolio.

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS+++
--------------------------------------------------------------------------------

                           POSITION HELD         LENGTH OF SERVICE                                              OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE      PRINCIPAL OCCUPATION                   HELD BY THIS OFFICER
John F. Cogan, Jr. (87)**  President and Chief   Since 1994. Serves at   President of all of the Pioneer        None
                           Executive Officer***  the discretion of the   Funds; Non-Executive Chairman and a
                                                 Board.                  director of Pioneer Investment
                                                                         Management USA Inc. ("PIM-USA")
                                                                         (until November 2013); Chairman and a
                                                                         director of Pioneer (until November
                                                                         2013); Chairman and Director of
                                                                         Pioneer Institutional Asset
                                                                         Management, Inc. (until November
                                                                         2013); Director of Pioneer
                                                                         Alternative Investment Management
                                                                         Limited (Dublin) (until October
                                                                         2011); President and a director of
                                                                         Pioneer Alternative Investment
                                                                         Management (Bermuda) Limited and
                                                                         affiliated funds (until November
                                                                         2013); Deputy Chairman and a director
                                                                         of Pioneer Global Asset Management
                                                                         S.p.A. ("PGAM") (until April 2010);
                                                                         Director of Nano-C, Inc. (since
                                                                         2003); Director of Cole Management
                                                                         Inc. (2004 - 2011); Director of
                                                                         Fiduciary Counseling, Inc. (until
                                                                         December 2011); Trustee of all of the
                                                                         Pioneer Funds (until November 2013);
                                                                         and Retired Partner, Wilmer Cutler
                                                                         Pickering Hale and Dorr LLP
====================================================================================================================================
Christopher J. Kelley (49) Secretary and Chief   Since 2003. Serves at   Vice President and Associate General   None
                           Legal Officer         the discretion of the   Counsel of Pioneer since January
                                                 Board.                  2008; Secretary and Chief Legal
                                                                         Officer of all of the Pioneer Funds
                                                                         since June 2010; Assistant Secretary
                                                                         of all of the Pioneer Funds from
                                                                         September 2003 to May 2010; and Vice
                                                                         President and Senior Counsel of
                                                                         Pioneer from July 2002 to December
                                                                         2007
====================================================================================================================================
Carol B. Hannigan (52)     Assistant Secretary   Since 2010. Serves at   Fund Governance Director of Pioneer    None
                                                 the discretion of the   since December 2006 and Assistant
                                                 Board.                  Secretary of all the Pioneer Funds
                                                                         since June 2010; Manager - Fund
                                                                         Governance of Pioneer from December
                                                                         2003 to November 2006; and Senior
                                                                         Paralegal of Pioneer from January
                                                                         2000 to November 2003.
====================================================================================================================================
Thomas Reyes (51)          Assistant Secretary   Since 2010. Serves at   Counsel of Pioneer since June 2007     None
                                                 the discretion of the   and Assistant Secretary of all the
                                                 Board.                  Pioneer Funds since June 2010; and
                                                                         Vice President and Counsel at State
                                                                         Street Bank from October 2004 to June
                                                                         2007
====================================================================================================================================
Mark E. Bradley (54)       Treasurer and Chief   Since 2008. Serves at   Vice President - Fund Treasury of      None
                           Financial and         the discretion of the   Pioneer; Treasurer of all of the
                           Accounting Officer    Board.                  Pioneer Funds since March 2008;
                                                                         Deputy Treasurer of Pioneer from
                                                                         March 2004 to February 2008; and
                                                                         Assistant Treasurer of all of the
                                                                         Pioneer Funds from March 2004 to
                                                                         February 2008
====================================================================================================================================
Luis I. Presutti (48)      Assistant Treasurer   Since 2000. Serves at   Director - Fund Treasury of Pioneer;   None
                                                 the discretion of the   and Assistant Treasurer of all of the
                                                 Board.                  Pioneer Funds
====================================================================================================================================
Gary Sullivan (55)         Assistant Treasurer   Since 2002. Serves at   Fund Accounting Manager - Fund         None
                                                 the discretion of the   Treasury of Pioneer; and Assistant
                                                 Board.                  Treasurer of all of the Pioneer Funds
====================================================================================================================================

** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

*** Mr. Cogan resigned as President and Chief Executive Officer of the Portfolio effective January 1, 2014.

+++ Mr. Mark D. Goodwin became Executive Vice President of the Portfolio effective January 28, 2014.

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD         LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE       PRINCIPAL OCCUPATION                HELD BY THIS OFFICER
David F. Johnson (34)      Assistant Treasurer   Since 2009. Serves at    Fund Administration Manager -       None
                                                 the discretion of the    Fund Treasury of Pioneer since
                                                 Board.                   November 2008; Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since January 2009; and
                                                                          Client Service Manager -
                                                                          Institutional Investor Services
                                                                          at State Street Bank from March
                                                                          2003 to March 2007
====================================================================================================================================
Jean M. Bradley (61)       Chief Compliance      Since 2010. Serves at    Chief Compliance Officer of         None
                           Officer               the discretion of the    Pioneer and of all the Pioneer
                                                 Board.                   Funds since March 2010; Director
                                                                          of Adviser and Portfolio
                                                                          Compliance at Pioneer since
                                                                          October 2005; and Senior
                                                                          Compliance Officer for Columbia
                                                                          Management Advisers, Inc. from
                                                                          October 2003 to October 2005
====================================================================================================================================
Kelly O'Donnell (42)       Anti-Money            Since 2006. Serves at    Director - Transfer Agency          None
                           Laundering Officer    the discretion of the    Compliance of Pioneer and
                                                 Board.                   Anti-Money Laundering Officer of
                                                                          all the Pioneer funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18649-08-0214

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     6

  Financial Statements                                                       25

  Notes to Financial Statements                                              30

  Report of Independent Registered Public Accounting Firm                    34

  Approval of Investment Advisory Agreement                                  36

  Trustees, Officers, and Service Providers                                  39

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                            55.1%
Convertible Corporate Bonds                     17.0%
U.S. Common Stocks                               8.7%
International Corporate Bonds                    7.7%
Senior Secured Loans                             4.4%
Convertible Preferred Stocks                     2.8%
U.S. Preferred Stocks                            1.9%
International Common Stocks                      1.1%
Collateralized Mortgage Obligations              0.8%
Warrants                                         0.4%
Asset Backed Securities                          0.1%

Quality Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

BBB                                              3.9%
BB                                              33.5%
B                                               41.2%
CCC                                              8.8%
Not Rated                                        9.9%
Cash Equivalents                                 2.7%

Bond ratings are ordered highest to lowest in the Portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
1. Crown Cork & Seal Co, Inc.,
   7.375%, 12/15/26                                                        1.09%
--------------------------------------------------------------------------------
2. Frontier Communications Corp.,
   8.75%, 4/15/22                                                          1.04
--------------------------------------------------------------------------------
3. Alere, Inc., 3.0% (Perpetual)                                           1.03
--------------------------------------------------------------------------------
4. Swift Energy Co., 7.875%,
   3/1/22                                                                  0.98
--------------------------------------------------------------------------------
5. CHS, 7.125%, 7/15/20                                                    0.97
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                   12/31/13              12/31/12
    Class I                                  $10.49                $10.47
    Class II                                 $10.44                $10.42

                               Net
Distributions per Share        Investment        Short-Term      Long-Term
(1/1/13 - 12/31/13)            Income            Capital Gains   Capital Gains
    Class I                    $0.5550           $0.0869         $0.5343
    Class II                   $0.5257           $0.0869         $0.5343

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              Pioneer High Yield VCT  Pioneer High Yield VCT   BofA ML High Yield    BofA ML All-Convertibles
              Portfolio, Class I      Portfolio, Class II      Master II Index       Speculative Quality Index
12/31/2003    $10,000                 $10,000                  $10,000               $10,000
12/31/2004    $10,803                 $10,776                  $11,087               $11,291
12/31/2005    $11,014                 $10,959                  $11,388               $11,151
12/31/2006    $11,952                 $11,863                  $12,725               $13,119
12/31/2007    $12,663                 $12,527                  $13,010               $13,642
12/31/2008    $ 8,177                 $ 8,063                  $ 9,577               $ 7,401
12/31/2009    $13,123                 $12,903                  $15,085               $13,488
12/31/2010    $15,490                 $15,182                  $17,376               $16,249
12/31/2011    $15,230                 $14,872                  $18,137               $15,133
12/31/2012    $17,679                 $17,211                  $20,964               $17,689
12/31/2013    $19,814                 $19,246                  $22,519               $21,741

The BofA ML High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The BofA ML All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2013)

--------------------------------------------------------------------------------
                                                        Class I        Class II
--------------------------------------------------------------------------------
10 Years                                                 7.08%           6.77%
5 Years                                                 19.37%          19.01%
1 Year                                                  12.07%          11.82%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from July 1, 2013, through December 31, 2013.

Share Class                                        I                   II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13             $1,000.00           $1,000.00
Ending Account Value on 12/31/13              $1,068.66           $1,067.49
Expenses Paid During Period*                  $    4.43           $    5.78

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.85% and 1.11% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2013, through December 31, 2013.

Share Class                                    I                          II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13          $1,000.00                  $1,000.00
Ending Account Value on 12/31/13           $1,020.92                  $1,019.61
Expenses Paid During Period*               $    4.33                  $    5.65

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.85% and 1.11% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13
--------------------------------------------------------------------------------

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments. The Portfolio may invest in inverse floating-rate obligations (a type of derivative instrument), which may have price volatility and involve leverage risk. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

High-yield bonds sustained a rally and posted solid performance during the 12-month period ended December 31, 2013. In the following discussion, lead portfolio manager Tracy Wright discusses the reasons for the strong performance of the high-yield market, and for Pioneer High Yield VCT Portfolio, during the 12-month period. Ms. Wright, a senior vice president and portfolio manager at Pioneer, and Andrew Feltus, a senior vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Portfolio.

Q: How would you describe the market environment for investing in high-yield bonds during the 12-month period ended December 31, 2013?

A: The environment we witnessed during the 12-month period was very conducive to solid performance in the high-yield market, as the economy, the market, and issuers of high-yield bonds displayed relatively strong fundamentals throughout. As a result, high-yield spreads tightened during the period - that is, there was a decline in the differences between yields on high-yield bonds and Treasuries of comparable maturity. The spread tightening reflected the strong performance of high-yield issues, and yields reached an all-time low earlier in the period.

    In May, Federal Reserve (Fed) Chairman Ben Bernanke hinted that, should the U.S. economy continue to improve, the U.S. central bank might begin to taper its quantitative easing (QE) program, which involves monthly purchases of agency mortgage-backed securities and Treasuries on the open market. The Fed's QE program has helped to support economic growth. In response to Mr. Bernanke's statement, long-term interest rates increased, leading to higher yields in the high-yield market. Spreads tightened once again, however, from July through the end of the period on December 31, 2013, helped by a historically low default rate in the high-yield market. In the fall of 2013, the high-yield market continued its strong run despite the partial U.S. government shutdown and the dispute over raising the country's debt ceiling. Fed Vice Chair Janet Yellen's nomination to succeed Mr. Bernanke this coming February also helped to settle the markets, as she is seen as someone who would not aggressively back away from the Fed's highly accommodative monetary policies, including QE. Finally, at its December meeting, the Fed announced that it would, in fact, begin tapering QE in January by reducing bond purchases by $10 billion per month (from $85 billion to $75 billion).


Q: How did the Portfolio perform in that environment during the 12-month period ended December 31, 2013?

A: Pioneer High Yield VCT Portfolio's Class I shares returned 12.07% at net asset value during the 12-month period ended December 31, 2013, and Class II shares returned 11.82%, while the Portfolio's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, returned 7.42% and 22.90%, respectively. During the same period, the average return of the 110 variable portfolios in Lipper's High Current Yield Underlying Funds category was 6.51%.

Q: Which of your investment decisions helped the Portfolio to outperform its primary benchmark, the BofA ML High Yield Master II index, during the 12-month period ended December 31, 2013? Which investment decisions were not as successful?

A: Security selection results within the Portfolio's high-yield bond investments - our main area of focus - were strong during the 12-month period, particularly in the energy, capital goods, health care and telecommunications sectors. Underweighting the Portfolio to the utilities and telecommunications sectors also contributed to benchmark-relative performance. In addition, the Portfolio benefited from its out-of-benchmark allocations to convertible securities and equities, two areas that outperformed the high-yield market during the period.

Pioneer High Yield VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

    On the down side, benchmark-relative results were curtailed by the Portfolio's investments in floating-rate bank loans, as the asset class underperformed high-yield bonds during the 12-month period. Security selection results in the technology sector as well as Portfolio underweights to banking, technology and consumer cyclicals also detracted from relative returns.

Q: Which individual holdings helped the Portfolio's performance the most relative to the BofA ML High Yield Master II Index during the 12-month period ended December 31, 2013, and which holdings detracted from relative performance?

A: The Portfolio's relative performance benefited during the period from its holdings of the convertible bonds of Ford Motor, which rose in value on the continued strength of automotive sales. Positions in the common stock of Thermo Fischer Scientific and the convertible preferred stock of Alere, both of which are life science equipment manufacturers, also appreciated during the period in response to improving business fundamentals. Another Portfolio common stock position, in chemicals manufacturer LyondellBasell Industries, aided relative performance as the company benefited from cheap natural gas prices, which it uses in its production processes. With an improved balance sheet, Lyondell's debt was upgraded to investment grade during the period. Lastly, the Portfolio's benchmark-relative performance was helped during the period from investments in the convertible bonds of Cubist Pharmaceuticals, which strengthened its drug-development pipeline through several acquisitions.

    Conversely, the Portfolio's performance relative to the benchmark was hurt by an investment in the convertible securities of drug manufacturer Amarin, the value of which depreciated following an adverse ruling on Vascepa, the company's blood treatment product. The Portfolio's convertible bond holdings of speech-recognition software company Nuance Communications also detracted from relative returns during the period, as the company lagged due to weaker-than-expected growth in its health care segment as well as increased pricing pressure. Of final note, the Portfolio's holdings of the convertible securities of Dollar Financial, a payday lender, disappointed after the United Kingdom announced it would be increasing regulatory requirements for the industry.

Q:  What is your outlook?

A: We believe the U.S. economy will continue to expand, thus sustaining the credit markets, and especially the high-yield market. Additionally, interest rates are widely expected to rise, and that type of backdrop usually helps high-yield bonds to outperform other fixed-income investments. We believe default rates should remain below historical averages for some time, and we continue to search for compelling value in the non-benchmark asset classes, such as convertible securities, equities, and bank loans. As always, we will focus on identifying undervalued securities that meet the Portfolio's investment criteria of cash flow, capital structure, competitive positioning, proven management teams, and other characteristics.

Please refer to the Schedule of Investments on pages 6 to 24 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                          Value
                                          CONVERTIBLE CORPORATE BONDS - 16.5%
                                          Energy - 0.9%
                                          Oil & Gas Equipment & Services - 0.1%
     85,000                 NR/NR         SEACOR Holdings, Inc., 3.0%, 11/15/28 (144A)                     $    84,203
                                                                                                           -----------
                                          Oil & Gas Exploration & Production - 0.4%
    400,000                 NR/NR         Cobalt International Energy, Inc., 2.625%, 12/1/19               $   353,750
                                                                                                           -----------
                                          Oil & Gas Storage & Transportation - 0.3%
    200,000                 NR/NR         Golar LNG, Ltd., 3.75%, 3/7/17                                   $   199,980
                                                                                                           -----------
                                          Coal & Consumable Fuels - 0.1%
     60,000                 CCC+/NR       Alpha Appalachia Holdings, Inc., 3.25%, 8/1/15                   $    59,775
     41,000                 CCC/NR        James River Coal Co., 10.0%, 6/1/18 (144A)                            13,018
                                                                                                           -----------
                                                                                                           $    72,793
                                                                                                           -----------
                                          Total Energy                                                     $   710,726
                                                                                                           -----------
                                          Materials - 0.7%
                                          Diversified Metals & Mining - 0.2%
    135,000                 NR/NR         RTI International Metals, Inc., 1.625%, 10/15/19                 $   141,834
                                                                                                           -----------
                                          Steel - 0.5%
    205,000                 BB+/NR        Steel Dynamics, Inc., 5.125%, 6/15/14                            $   241,259
    100,000                 BB-/B1        United States Steel Corp., 2.75%, 4/1/19                             132,375
                                                                                                           -----------
                                                                                                           $   373,634
                                                                                                           -----------
                                          Total Materials                                                  $   515,468
                                                                                                           -----------
                                          Capital Goods - 0.6%
                                          Electrical Components & Equipment - 0.6%
    459,000                 B/B3          General Cable Corp., 4.5%, 11/15/29 (Step)                       $   490,843
                                                                                                           -----------
                                          Total Capital Goods                                              $   490,843
                                                                                                           -----------
                                          Transportation - 0.3%
                                          Airlines - 0.3%
    120,000                 B/B2          United Airlines, Inc., 4.5%, 1/15/15                             $   245,250
                                                                                                           -----------
                                          Total Transportation                                             $   245,250
                                                                                                           -----------
                                          Automobiles & Components - 0.8%
                                          Automobile Manufacturers - 0.8%
    361,000                 BBB-/Baa3     Ford Motor Co., 4.25%, 11/15/16                                  $   666,045
                                                                                                           -----------
                                          Total Automobiles & Components                                   $   666,045
                                                                                                           -----------
                                          Consumer Durables & Apparel - 1.2%
                                          Homebuilding - 1.2%
    450,000                 B/B2          KB Home, 1.375%, 2/1/19                                          $   446,906
    109,000                 BB-/Ba3       Lennar Corp., 2.75%, 12/15/20 (144A)                                 200,628
    185,000                 B+/B2         Standard Pacific Corp., 1.25%, 8/1/32                                244,894
    100,000                 BB-/B1        The Ryland Group, Inc., 0.25%, 6/1/19                                 93,312
                                                                                                           -----------
                                                                                                           $   985,740
                                                                                                           -----------
                                          Total Consumer Durables & Apparel                                $   985,740
                                                                                                           -----------
                                          Consumer Services - 0.1%
                                          Specialized Consumer Services - 0.1%
    100,000                 NR/NR         Ascent Capital Group, Inc., 4.0%, 7/15/20                        $   106,688
                                                                                                           -----------
                                          Total Consumer Services                                          $   106,688
                                                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

6

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                          Value
                                          Media - 0.2%
                                          Broadcasting - 0.2%
    175,000                 NR/NR         Liberty Media Corp., 1.375%, 10/15/23 (144A)                     $   174,672
                                                                                                           -----------
                                          Total Media                                                      $   174,672
                                                                                                           -----------
                                          Retailing - 0.4%
                                          Internet Retail - 0.4%
    280,000                 NR/NR         Shutterfly, Inc., 0.25%, 5/15/18 (144A)                          $   299,425
                                                                                                           -----------
                                          Total Retailing                                                  $   299,425
                                                                                                           -----------
                                          Food, Beverage & Tobacco - 0.2%
                                          Tobacco - 0.2%
    126,000                 CCC+/Caa2     Alliance One International, Inc., 5.5%, 7/15/14                  $   127,969
                                                                                                           -----------
                                          Total Food, Beverage & Tobacco                                   $   127,969
                                                                                                           -----------
                                          Health Care Equipment & Services - 1.8%
                                          Health Care Equipment - 0.9%
    460,000                 B+/NR         Hologic, Inc., 2.0%, 12/15/37 (Step)                             $   536,188
    170,000                 NR/NR         NuVasive, Inc., 2.75%, 7/1/17                                        184,131
                                                                                                           -----------
                                                                                                           $   720,319
                                                                                                           -----------
                                          Health Care Supplies - 0.7%
    400,000                 CCC+/NR       Alere, Inc., 3.0%, 5/15/16                                       $   449,500
     85,000                 NR/NR         Endologix, Inc., 2.25%, 12/15/18                                      86,328
                                                                                                           -----------
                                                                                                           $   535,828
                                                                                                           -----------
                                          Managed Health Care - 0.2%
    150,000                 NR/NR         Molina Healthcare, Inc., 1.125%, 1/15/20 (144A)                  $   157,688
                                                                                                           -----------
                                          Total Health Care Equipment & Services                           $ 1,413,835
                                                                                                           -----------
                                          Pharmaceuticals, Biotechnology & Life Sciences - 3.2%
                                          Biotechnology - 1.9%
     75,000                 NR/NR         BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18                   $    79,453
     75,000                 NR/NR         BioMarin Pharmaceutical, Inc., 1.5%, 10/15/20                         80,203
    265,000                 NR/NR         Corsicanto, Ltd., 3.5%, 1/15/32                                      186,991
    215,000                 NR/NR         Cubist Pharmaceuticals, Inc., 1.125%, 9/1/18 (144A)                  247,384
    235,000                 NR/NR         Cubist Pharmaceuticals, Inc., 1.875%, 9/1/20 (144A)                  268,634
     65,000                 NR/NR         Incyte Corp, Ltd., 1.25%, 11/15/20 (144A)                             78,853
     97,000                 NR/NR         PDL BioPharma, Inc., 3.75%, 5/1/15                                   131,253
    320,000                 NR/NR         Theravance, Inc., 2.125%, 1/15/23                                    465,200
                                                                                                           -----------
                                                                                                           $ 1,537,971
                                                                                                           -----------
                                          Pharmaceuticals - 1.3%
    369,000                 NR/NR         Auxilium Pharmaceuticals, Inc., 1.5%, 7/15/18                    $   408,206
    170,000                 NR/NR         Pacira Pharmaceuticals, Inc. Delaware, 3.25%, 2/1/19 (144A)          407,575
    165,000                 NR/NR         Salix Pharmaceuticals, Ltd., 1.5%, 3/15/19                           245,953
                                                                                                           -----------
                                                                                                           $ 1,061,734
                                                                                                           -----------
                                          Total Pharmaceuticals, Biotechnology & Life Sciences             $ 2,599,705
                                                                                                           -----------
                                          Diversified Financials - 0.5%
                                          Consumer Finance - 0.4%
    375,000                 B/NR          DFC Global Corp., 3.25%, 4/15/17                                 $   334,688
                                                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                          Value
                                          Asset Management & Custody Banks - 0.1%
     55,000                 BBB/NR        Apollo Investment Corp., 5.75%, 1/15/16                          $    58,506
                                                                                                           -----------
                                          Total Diversified Financials                                     $   393,194
                                                                                                           -----------
                                          Real Estate - 0.5%
                                          Specialized REIT - 0.3%
    155,000                 BBB-/NR       Host Hotels & Resorts LP, 2.5%, 10/15/29 (144A)                  $   234,631
                                                                                                           -----------
                                          Real Estate Operating Companies - 0.2%
    180,000                 NR/NR         Forest City Enterprises, Inc., 3.625%, 8/15/20 (144A)            $   184,050
                                                                                                           -----------
                                          Total Real Estate                                                $   418,681
                                                                                                           -----------
                                          Software & Services - 2.2%
                                          Internet Software & Services - 0.3%
    200,000                 NR/NR         WebMD Health Corp., 1.5%, 12/1/20 (144A)                         $   196,125
                                                                                                           -----------
                                          Data Processing & Outsourced Services - 0.1%
    115,000                 NR/NR         Cardtronics, Inc., 1.0%, 12/1/20 (144A)                          $   114,712
                                                                                                           -----------
                                          Application Software - 1.6%
    360,000                 NR/NR         Mentor Graphics Corp., 4.0%, 4/1/31                              $   478,575
    700,000                 BB-/NR        Nuance Communications, Inc., 2.75%, 11/1/31                          683,812
    145,000                 NR/NR         TIBCO Software, Inc., 2.25%, 5/1/32                                  145,272
                                                                                                           -----------
                                                                                                           $ 1,307,659
                                                                                                           -----------
                                          Systems Software - 0.2%
    165,000                 NR/NR         ServiceNow, Inc., 11/1/18 (144A) (c)                             $   166,959
                                                                                                           -----------
                                          Total Software & Services                                        $ 1,785,455
                                                                                                           -----------
                                          Technology Hardware & Equipment - 1.2%
                                          Communications Equipment - 0.2%
    130,000                 NR/NR         Finisar Corp., 0.5%, 12/55/33 (144A)                             $   135,967
                                                                                                           -----------
                                          Computer Storage & Peripherals - 0.2%
    155,000                 BB/NR         SanDisk Corp., 0.5%, 10/15/20 (144A)                             $   153,450
                                                                                                           -----------
                                          Electronic Components - 0.8%
    310,000                 BB+/NR        Vishay Intertechnology, Inc., 2.25%, 5/15/41 (144A)              $   269,506
    350,000                 BB+/NR        Vishay Intertechnology, Inc., 2.25%, 6/1/42 (144A)                   423,281
                                                                                                           -----------
                                                                                                           $   692,787
                                                                                                           -----------
                                          Total Technology Hardware & Equipment                            $   982,204
                                                                                                           -----------
                                          Semiconductors & Semiconductor Equipment - 1.7%
                                          Semiconductor Equipment - 0.7%
    146,000                 BBB/Baa1      Lam Research Corp., 1.25%, 5/15/18                               $   177,572
    225,000                 BBB/NR        Novellus Systems, Inc., 2.625%, 5/15/41                              376,031
                                                                                                           -----------
                                                                                                           $   553,603
                                                                                                           -----------
                                          Semiconductors - 1.0%
    628,000                 BB+/NR        ON Semiconductor Corp., 2.625%, 12/15/26                         $   690,408
     28,000                 NR/NR         SunPower Corp., 0.75%, 6/1/18 (144A)                                  35,158
     27,000                 BBB/NR        Xilinx, Inc., 3.125%, 3/15/37                                         42,744
                                                                                                           -----------
                                                                                                           $   768,310
                                                                                                           -----------
                                          Total Semiconductors & Semiconductor Equipment                   $ 1,321,913
                                                                                                           -----------
                                          TOTAL CONVERTIBLE CORPORATE BONDS
                                          (Cost $11,304,406)                                               $13,237,813
                                                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
              Rate (b)      Ratings
Shares        (unaudited)   (unaudited)                                                                          Value
                                          PREFERRED STOCKS - 1.8%
                                          Energy - 0.1%
                                          Oil & Gas Storage & Transportation - 0.1%
      4,500          7.62   B+/Ba2        NuStar Logistics LP, Floating Rate Note, 1/15/43                 $   114,615
                                                                                                           -----------
                                          Total Energy                                                     $   114,615
                                                                                                           -----------
                                          Consumer Services - 0.0%+
                                          Hotels, Resorts & Cruise Lines - 0.0%+
        500                 NR/NR         Perseus Holding Corp., 14.0%, 4/15/14 (144A)                     $    41,000
                                                                                                           -----------
                                          Total Consumer Services                                          $    41,000
                                                                                                           -----------
                                          Banks - 0.2%
                                          Regional Banks - 0.2%
      5,950          6.62   BBB-/Ba1      Fifth Third Bancorp, Floating Rate Note, (Perpetual)             $   148,572
                                                                                                           -----------
                                          Total Banks                                                      $   148,572
                                                                                                           -----------
                                          Diversified Financials - 1.1%
                                          Other Diversified Financial Services - 0.9%
     16,000          7.12   BB+/B1        Citigroup, Inc., Floating Rate Note, (Perpetual)                 $   415,040
     10,350          8.12   B/B3          GMAC Capital Trust I, Floating Rate Note, 2/15/40                    276,759
                                                                                                           -----------
                                                                                                           $   691,799
                                                                                                           -----------
                                          Investment Banking & Brokerage - 0.2%
      7,000          7.12   BB+/Ba3       Morgan Stanley, Floating Rate Note, (Perpetual)                  $   182,980
                                                                                                           -----------
                                          Total Diversified Financials                                     $   874,779
                                                                                                           -----------
                                          Insurance - 0.2%
                                          Reinsurance - 0.2%
    125,000                 NR/NR         Pangaea Re, 10/1/15 (Cat Bond) (c)                               $   134,341
                                                                                                           -----------
                                          Total Insurance                                                  $   134,341
                                                                                                           -----------
                                          Software & Services - 0.0%+
                                          Data Processing & Outsourced Services - 0.0%+
        952                 NR/NR         Perseus Holdings, Ltd.*                                          $     2,380
                                                                                                           -----------
                                          Total Software & Services                                        $     2,380
                                                                                                           -----------
                                          Utilities - 0.2%
                                          Electric Utilities - 0.2%
      8,000                 BB+/Ba1       PPL Capital Funding, Inc., 5.9%, 4/30/73                         $   166,160
                                                                                                           -----------
                                          Total Utilities                                                  $   166,160
                                                                                                           -----------
                                          TOTAL PREFERRED STOCKS
                                          (Cost $1,416,399)                                                $ 1,481,847
                                                                                                           -----------
                                          CONVERTIBLE PREFERRED STOCKS - 2.8%
                                          Energy - 0.7%
                                          Oil & Gas Exploration & Production - 0.7%
     13,170                 NR/NR         PetroQuest Energy, Inc., 6.875% (Perpetual)                      $   409,093
      1,054                 CCC/NR        SandRidge Energy, Inc., 7.0% (Perpetual)                             104,741
                                                                                                           -----------
                                                                                                           $   513,834
                                                                                                           -----------
                                          Total Energy                                                     $   513,834
                                                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
              Rate (b)      Ratings
     Shares   (unaudited)   (unaudited)                                                                          Value
                                          Automobiles & Components - 0.1%
                                          Tires & Rubber - 0.1%
      1,523                 NR/NR         The Goodyear Tire & Rubber Co., 5.875%, 4/1/14                   $   101,813
                                                                                                           -----------
                                          Total Automobiles & Components                                   $   101,813
                                                                                                           -----------
                                          Consumer Durables & Apparel - 0.5%
                                          Home Furnishings - 0.5%
      5,000                 NR/NR         Sealy Corp., 8.0%, 7/15/16 (PIK)                                 $   396,250
                                                                                                           -----------
                                          Total Consumer Durables & Apparel                                $   396,250
                                                                                                           -----------
                                          Food, Beverage & Tobacco - 0.3%
                                          Packaged Foods & Meats - 0.3%
      2,700                 NR/NR         Post Holdings, Inc., 2.5%, (Perpetual) (144A)                    $   270,169
                                                                                                           -----------
                                          Total Food, Beverage & Tobacco                                   $   270,169
                                                                                                           -----------
                                          Health Care Equipment & Services - 1.0%
                                          Health Care Supplies - 1.0%
      2,797                 CCC/NR        Alere, Inc., 3.0%, (Perpetual)                                   $   800,781
                                                                                                           -----------
                                          Total Health Care Equipment & Services                           $   800,781
                                                                                                           -----------
                                          Diversified Financials - 0.2%
                                          Asset Management & Custody Banks - 0.2%
      2,000                 BB+/NR        AMG Capital Trust II, 5.15%, 10/15/37                            $   127,000
                                                                                                           -----------
                                          Total Diversified Financials                                     $   127,000
                                                                                                           -----------
                                          TOTAL CONVERTIBLE PREFERRED STOCKS
                                          (Cost $2,251,077)                                                $ 2,209,847
                                                                                                           -----------
                                          COMMON STOCKS - 9.5%
                                          Energy - 0.6%
                                          Oil & Gas Drilling - 0.1%
      4,720                               Hercules Offshore, Inc.*                                         $    30,822
                                                                                                           -----------
                                          Oil & Gas Exploration & Production - 0.2%
      5,400                               Marathon Oil Corp.                                               $   190,620
                                                                                                           -----------
                                          Oil & Gas Refining & Marketing - 0.3%
      2,700                               Marathon Petroleum Corp.*                                        $   247,671
                                                                                                           -----------
                                          Total Energy                                                     $   469,113
                                                                                                           -----------
                                          Materials - 1.8%
                                          Commodity Chemicals - 1.0%
      6,590                               Axiall Corp.                                                     $   312,630
      6,062                               LyondellBasell Industries NV                                         486,657
                                                                                                           -----------
                                                                                                           $   799,287
                                                                                                           -----------
                                          Diversified Metals & Mining - 0.8%
     14,658                               Freeport-McMoRan Copper & Gold, Inc.                             $   553,193
     88,500                               Polymet Mining Corp.*                                                 79,650
                                                                                                           -----------
                                                                                                           $   632,843
                                                                                                           -----------
                                          Total Materials                                                  $ 1,432,130
                                                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
              Rate (b)      Ratings
     Shares   (unaudited)   (unaudited)                                                                          Value
                                          Capital Goods - 2.0%
                                          Aerospace & Defense - 0.4%
        552                               B/E Aerospace, Inc.*                                             $    48,041
     10,890                               Orbital Sciences Corp.*                                              253,737
                                                                                                           -----------
                                                                                                           $   301,778
                                                                                                           -----------
                                          Electrical Components & Equipment - 0.7%
     20,112                               General Cable Corp.                                              $   591,494
                                                                                                           -----------
                                          Construction & Farm Machinery &
                                          Heavy Trucks - 0.4%
     15,596                               Commercial Vehicle Group, Inc.*                                  $   113,383
      3,800                               Joy Global, Inc.                                                     222,262
                                                                                                           -----------
                                                                                                           $   335,645
                                                                                                           -----------
                                          Industrial Machinery - 0.5%
      2,315                               ESCO Technologies, Inc.                                          $    79,312
      4,579                               Kennametal, Inc.                                                     238,429
      1,161                               Xylem, Inc.                                                           40,171
                                                                                                           -----------
                                                                                                           $   357,912
                                                                                                           -----------
                                          Total Capital Goods                                              $ 1,586,829
                                                                                                           -----------
                                          Transportation - 0.2%
                                          Marine - 0.2%
    161,006                               Horizon Lines, Inc.*                                             $   135,245
                                                                                                           -----------
                                          Total Transportation                                             $   135,245
                                                                                                           -----------
                                          Consumer Services - 0.2%
                                          Restaurants - 0.2%
      2,314                               Starbucks Corp.                                                  $   181,394
                                                                                                           -----------
                                          Total Consumer Services                                          $   181,394
                                                                                                           -----------
                                          Health Care Equipment & Services - 1.0%
                                          Health Care Supplies - 0.1%
      2,700                               Alere, Inc.*                                                     $    97,740
                                                                                                           -----------
                                          Health Care Services - 0.1%
      9,932                               BioScrip, Inc.*                                                  $    73,497
                                                                                                           -----------
                                          Managed Health Care - 0.8%
      4,000                               Aetna, Inc.                                                      $   274,360
      4,200                               Cigna Corp.                                                          367,416
                                                                                                           -----------
                                                                                                           $   641,776
                                                                                                           -----------
                                          Total Health Care Equipment & Services                           $   813,013
                                                                                                           -----------
                                          Pharmaceuticals, Biotechnology & Life Sciences - 1.9%
                                          Biotechnology - 0.6%
      6,116                               Cubist Pharmaceuticals, Inc.*                                    $   421,209
        573                               Vertex Pharmaceuticals, Inc.*                                         42,574
                                                                                                           -----------
                                                                                                           $   463,783
                                                                                                           -----------
                                          Life Sciences Tools & Services - 1.3%
      2,034                               Bio-Rad Laboratories, Inc.*                                          251,423

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
              Rate (b)      Ratings
     Shares   (unaudited)   (unaudited)                                                                          Value
                                          Life Sciences Tools & Services - (continued)
      5,298                               Thermo Fisher Scientific, Inc.                                   $   589,932
      2,315                               Waters Corp.*                                                        231,500
                                                                                                           -----------
                                                                                                           $ 1,072,855
                                                                                                           -----------
                                          Total Pharmaceuticals, Biotechnology & Life Sciences             $ 1,536,638
                                                                                                           -----------
                                          Real Estate - 0.6%
                                          Real Estate Operating Companies - 0.6%
     25,314                               Forest City Enterprises, Inc.*                                   $   483,497
                                                                                                           -----------
                                          Total Real Estate                                                $   483,497
                                                                                                           -----------
                                          Technology Hardware & Equipment - 1.0%
                                          Computer Storage & Peripherals - 0.1%
      3,800                               EMC Corp.                                                        $    95,570
                                                                                                           -----------
                                          Electronic Equipment Manufacturers - 0.4%
      7,667                               Itron, Inc.*                                                     $   317,644
                                                                                                           -----------
                                          Electronic Manufacturing Services - 0.3%
      4,418                               TE Connectivity, Ltd.                                            $   243,476
                                                                                                           -----------
                                          Technology Distributors - 0.2%
        599                               Arrow Electronics, Inc.*                                         $    32,496
      3,397                               Ingram Micro, Inc.*                                                   79,694
                                                                                                           -----------
                                                                                                           $   112,190
                                                                                                           -----------
                                          Total Technology Hardware & Equipment                            $   768,880
                                                                                                           -----------
                                          Telecommunication Services - 0.2%
                                          Integrated Telecommunication Services - 0.2%
     25,476                               Windstream Holdings, Inc.                                        $   203,298
                                                                                                           -----------
                                          Total Telecommunication Services                                 $   203,298
                                                                                                           -----------
                                          TOTAL COMMON STOCKS
                                          (Cost $5,592,767)                                                $ 7,610,037
                                                                                                           -----------

  Principal
 Amount ($)
                                          ASSET BACKED SECURITIES - 0.1%
                                          Materials - 0.0%+
                                          Precious Metals & Minerals - 0.0%+
     20,316                 BBB/NR        Mid-State Capital Trust 2010-1, 7.0%, 12/15/45 (144A)            $    21,127
                                                                                                           -----------
                                          Total Materials                                                  $    21,127
                                                                                                           -----------
                                          Banks - 0.1%
                                          Thrifts & Mortgage Finance - 0.1%
    100,000                 CCC/C         Citicorp Residential Mortgage Trust Series 2006-2, 5.918%,
                                          9/25/36 (Step)                                                   $    90,788
                                                                                                           -----------
                                          Total Banks                                                      $    90,788
                                                                                                           -----------
                                          TOTAL ASSET BACKED SECURITIES
                                          (Cost $112,810)                                                  $   111,915
                                                                                                           -----------
                                          COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8%
                                          Banks - 0.8%
                                          Thrifts & Mortgage Finance - 0.8%
     65,636                 CCC/Caa3      Global Mortgage Securitization, Ltd., 5.25%, 4/25/32 (144A)      $    52,043

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                            Value
                                          Thrifts & Mortgage Finance - (continued)
    100,000          5.74   BB+/Ba2       GS Mortgage Securities Corp. II Commercial Mortgage Pass Through
                                          Certificates Series 2004-GG2, Floating Rate Note, 8/10/38          $    99,390
    450,000                 BB/B1         TimberStar Trust 1, 7.5296%, 10/15/36 (144A)                           458,884
                                                                                                             -----------
                                                                                                             $   610,317
                                                                                                             -----------
                                          Total Banks                                                        $   610,317
                                                                                                             -----------
                                          Diversified Financials - 0.0%+
                                          Other Diversified Financial Services - 0.0%+
     40,305                 BB+/Ba3       RALI Series 2003-QS15 Trust, 5.5%, 8/25/33                         $    41,454
                                                                                                             -----------
                                          Total Diversified Financials                                       $    41,454
                                                                                                             -----------
                                          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                          (Cost $652,860)                                                    $   651,771
                                                                                                             -----------
                                          CORPORATE BONDS - 60.9%
                                          Energy - 17.6%
                                          Oil & Gas Drilling - 1.7%
    350,000                 BB/Ba3        Atwood Oceanics, Inc., 6.5%, 2/1/20                                $   373,625
    100,000                 B/B3          Hercules Offshore, Inc., 7.5%, 10/1/21 (144A)                          106,000
    150,000                 B-/B3         Offshore Group Investment, Ltd., 7.125%, 4/1/23                        153,000
    200,000                 B-/B3         Offshore Group Investment, Ltd., 7.5%, 11/1/19                         217,500
    150,000                 B+/B1         Pacific Drilling SA, 5.375%, 6/1/20 (144A)                             150,750
    310,000                 B+/B1         Shelf Drilling Holdings, Ltd., 8.625%, 11/1/18 (144A)                  334,800
                                                                                                             -----------
                                                                                                             $ 1,335,675
                                                                                                             -----------
                                          Oil & Gas Equipment & Services - 2.1%
    300,000                 B+/B2         Basic Energy Services, Inc., 7.75%, 2/15/19                        $   313,500
    160,000                 BB-/Ba3       Bristow Group, Inc., 6.25%, 10/15/22                                   168,912
     95,000                 BB-/B1        Calfrac Holdings LP, 7.5%, 12/1/20 (144A)                               96,900
    398,000                 B-/B2         Exterran Partners LP, 6.0%, 4/1/21 (144A)                              395,015
    350,000                 BB/Ba3        Forum Energy Technologies, Inc., 6.25%, 10/1/21 (144A)                 367,500
      2,000                 NR/NR         Green Field Energy Services, Inc., 11/15/16 (144A) (c) (d)                 340
     75,000                 NR/NR         Green Field Energy Services, Inc., 11/15/16 (144A) (c) (d)              12,750
    165,000                 B-/B3         Hiland Partners LP, 7.25%, 10/1/20 (144A)                              176,962
     50,000                 BB-/B1        Key Energy Services, Inc., 6.75%, 3/1/21                                51,250
    105,000                 B/B3          Seitel, Inc., 9.5%, 4/15/19                                            106,050
                                                                                                             -----------
                                                                                                             $ 1,689,179
                                                                                                             -----------
                                          Oil & Gas Exploration & Production - 12.0%
    120,000                 BB-/B1        Antero Resources Finance Corp., 6.0%, 12/1/20                      $   126,000
    100,000                 CCC+/Caa1     Aurora USA Oil & Gas, Inc., 7.5%, 4/1/20 (144A)                        103,000
    150,000                 BB-/B1        Berry Petroleum Co., 6.375%, 9/15/22                                   152,625
     55,000                 B-/B3         Bonanza Creek Energy, Inc., 6.75%, 4/15/21                              57,612
    130,000                 B-/B3         BreitBurn Energy Partners LP, 7.875%, 4/15/22                          135,200
    520,000                 B-/B3         Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                              562,900
    100,000                 B-/B3         Chaparral Energy, Inc., 7.625%, 11/15/22                               107,000
    100,000                 BB+/Ba1       Cimarex Energy Co., 5.875%, 5/1/22                                     105,750
    160,000                 B-/B3         Comstock Resources, Inc., 7.75%, 4/1/19                                170,000
    150,000                 BB+/Ba3       Concho Resources, Inc., 5.5%, 4/1/23                                   154,500
    100,000                 BBB-/Baa3     Continental Resources, Inc., 5.0%, 9/15/22                             103,875

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                         Value
                                          Oil & Gas Exploration & Production - (continued)
    195,000                 BB/B1         Denbury Resources, Inc., 4.625%, 7/15/23                         $   175,988
    155,000                 B+/B3         Energy XXI Gulf Coast, Inc., 7.5%, 12/15/21 (144A)                   161,588
    200,000                 B/B2          EP Energy LLC, 7.75%, 9/1/22                                         224,000
    400,000                 B/B2          EP Energy LLC, 9.375%, 5/1/20                                        461,500
    195,000                 B-/Caa1       EPL Oil & Gas, Inc., 8.25%, 2/15/18                                  209,625
    245,000                 CCC+/B3       Gulfport Energy Corp., 7.75%, 11/1/20                                260,925
    225,000                 CCC+/Caa1     Halcon Resources Corp., 8.875%, 5/15/21                              227,250
    100,000                 B/B3          Kodiak Oil & Gas Corp., 5.5%, 1/15/21                                 99,750
    100,000                 B/B3          Kodiak Oil & Gas Corp., 5.5%, 2/1/22                                  99,500
    355,000                 B/B3          Kodiak Oil & Gas Corp., 8.125%, 12/1/19                              394,050
    150,000                 B-/Caa1       Legacy Reserves LP, 6.625%, 12/1/21 (144A)                           145,125
    400,000                 B+/B1         Linn Energy LLC, 7.0%, 11/1/19 (144A)                                404,000
    135,000                 B-/Caa1       Memorial Production Partners LP, 7.625%, 5/1/21 (144A)               138,712
    160,000                 B-/Caa1       Midstates Petroleum Co, Inc., 10.75%, 10/1/20                        174,000
    535,000                 B-/Caa1       Northern Oil and Gas, Inc., 8.0%, 6/1/20                             560,412
     80,000                 B/B3          Oasis Petroleum, Inc., 6.5%, 11/1/21                                  85,600
    185,000                 B-/B3         PDC Energy, Inc., 7.75%, 10/15/22                                    199,800
    190,000                 B-/Caa1       Penn Virginia Corp., 7.25%, 4/15/19                                  194,750
    150,000                 B-/Caa1       Penn Virginia Corp., 8.5%, 5/1/20                                    161,250
    160,000                 B-/Caa1       QR Energy LP, 9.25%, 8/1/20                                          165,600
    175,000                 BB/Ba2        Range Resources Corp., 5.0%, 3/15/23                                 171,062
    350,000                 B-/B3         Resolute Energy Corp., 8.5%, 5/1/20                                  369,250
    385,000                 BB-/B2        Rosetta Resources, Inc., 5.625%, 5/1/21                              384,038
    155,000                 BB-/B2        Rosetta Resources, Inc., 5.875%, 6/1/22                              153,838
    325,000                 CCC+/B3       Samson Investment Co., 10.5%, 2/15/20 (144A)                         354,250
    360,000                 CCC+/Caa1     Sanchez Energy Corp., 7.75%, 6/15/21 (144A)                          368,100
     85,000                 BB-/Ba3       SM Energy Co., 6.5%, 11/15/21                                         90,100
    265,000                 B-/B3         Stone Energy Corp., 7.5%, 11/15/22                                   276,925
    770,000                 B+/B3         Swift Energy Co., 7.875%, 3/1/22                                     762,300
    105,000                 CCC+/Caa1     Talos Production LLC, 9.75%, 2/15/18 (144A)                          107,362
    100,000                 B/B3          Vanguard Natural Resources LLC, 7.875%, 4/1/20                       105,000
    200,000                 BB+/Ba2       Whiting Petroleum Corp., 5.75%, 3/15/21                              207,000
                                                                                                           -----------
                                                                                                           $ 9,671,112
                                                                                                           -----------
                                          Oil & Gas Refining & Marketing - 0.3%
    235,000                 BB+/Ba2       Tesoro Corp., 5.375%, 10/1/22                                    $   237,938
                                                                                                           -----------
                                          Oil & Gas Storage & Transportation - 1.1%
    100,000                 B+/B2         Atlas Pipeline Partners LP, 4.75%, 11/15/21 (144A)               $    91,500
     65,000                 B/B1          Genesis Energy LP, 5.75%, 2/15/21                                     65,731
    150,000                 BB-/B1        Holly Energy Partners LP, 6.5%, 3/1/20                               156,750
    395,000                 BB+/Ba3       Sabine Pass Liquefaction LLC, 5.625%, 2/1/21 (144A)                  386,112
    220,000                 BB/Ba3        Targa Resources Partners LP, 4.25%, 11/15/23 (144A)                  196,900
                                                                                                           -----------
                                                                                                           $   896,993
                                                                                                           -----------
                                          Coal & Consumable Fuels - 0.4%
    100,000                 B-/Caa1       Murray Energy Corp., 8.625%, 6/15/21 (144A)                      $   103,500
    200,000                 BB-/B1        SunCoke Energy Partners LP, 7.375%, 2/1/20 (144A)                    209,000
                                                                                                           -----------
                                                                                                           $   312,500
                                                                                                           -----------
                                          Total Energy                                                     $14,143,397
                                                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                          Value
                                           Materials - 7.1%
                                           Commodity Chemicals - 1.0%
    500,000                 BB/Ba3         Axiall Corp., 4.875%, 5/15/23 (144A)                            $   472,500
    200,000                 CCC+/B3        Hexion US Finance Corp., 8.875%, 2/1/18                             207,750
    125,000                 BB-/B2         Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                           129,375
                                                                                                           -----------
                                                                                                           $   809,625
                                                                                                           -----------
                                           Specialty Chemicals - 0.3%
    100,000                 B/B1           Rentech Nitrogen Partners LP, 6.5%, 4/15/21 (144A)              $    96,500
    200,000                 BB-/B2         Tronox Finance LLC, 6.375%, 8/15/20                                 204,000
                                                                                                           -----------
                                                                                                           $   300,500
                                                                                                           -----------
                                           Metal & Glass Containers - 2.1%
    215,000                 BB+/Ba1        Ball Corp., 4.0%, 11/15/23                                      $   192,425
     50,000                 CCC+/Caa2      Beverage Packaging Holdings Luxembourg II SA, 6.0%,
                                           6/15/17 (144A)                                                       50,625
    765,000                 BB-/Ba3        Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                       845,331
    225,000                 CCC+/Caa2      Reynolds Group Issuer, Inc., 8.25%, 2/15/21                         240,188
    350,000                 CCC+/Caa2      Reynolds Group Issuer, Inc., 8.5%, 5/15/18                          369,250
                                                                                                           -----------
                                                                                                           $ 1,697,819
                                                                                                           -----------
                                           Paper Packaging - 1.0%
    200,000                 B-/NR          Exopack Holding Corp., 10.0%, 6/1/18 (144A)                     $   217,000
    285,000                 B/B3           Packaging Dynamics Corp., 8.75%, 2/1/16 (144A)                      292,838
    310,000                 BB/B1          Sealed Air Corp., 6.875%, 7/15/33 (144A)                            296,050
                                                                                                           -----------
                                                                                                           $   805,888
                                                                                                           -----------
                                           Aluminum - 0.3%
    200,000                 BB-/Ba3        Kaiser Aluminum Corp., 8.25%, 6/1/20                            $   226,000
                                                                                                           -----------
                                           Diversified Metals & Mining - 0.4%
    250,000                 B/B3           Global Brass & Copper, Inc., 9.5%, 6/1/19                       $   285,000
     55,000                 B/Caa1         Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)                 61,188
                                                                                                           -----------
                                                                                                           $   346,188
                                                                                                           -----------
                                           Gold - 0.4%
    100,000                 BB/Ba3         Eldorado Gold Corp., 6.125%, 12/15/20 (144A)                    $    96,250
    240,000                 BB-/B1         IAMGOLD Corp., 6.75%, 10/1/20 (144A)                                206,400
                                                                                                           -----------
                                                                                                           $   302,650
                                                                                                           -----------
                                           Steel - 0.7%
    265,000                 CCC/Caa2       Essar Steel Algoma, Inc., 9.875%, 6/15/15 (144A)                $   161,650
    230,000                 B-/Caa1        JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)                        232,300
    145,000                 BB+/Ba2        Steel Dynamics, Inc., 6.375%, 8/15/22                               156,600
                                                                                                           -----------
                                                                                                           $   550,550
                                                                                                           -----------
                                           Forest Products - 0.3%
    235,000                 B-/B3          Millar Western Forest Products, Ltd., 8.5%, 4/1/21              $   241,462
                                                                                                           -----------
                                           Paper Products - 0.6%
    150,000                 BB/Ba2         Clearwater Paper Corp., 4.5%, 2/1/23                            $   135,000
    265,000                 BB-/Ba3        Resolute Forest Products, Inc., 5.875%, 5/15/23 (144A)              245,125
     80,000                 B-/Caa1        Unifrax I LLC, 7.5%, 2/15/19 (144A)                                  82,800
                                                                                                           -----------
                                                                                                           $   462,925
                                                                                                           -----------
                                           Total Materials                                                 $ 5,743,607
                                                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                          Value
                                          Capital Goods - 5.1%
                                          Aerospace & Defense - 0.9%
    300,000                 CCC+/Caa1     Accudyne Industries Borrower, 7.75%, 12/15/20 (144A)             $   318,000
    200,000                 B-/Caa1       ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                             186,000
    110,000                 BB/Ba2        Bombardier, Inc., 6.125%, 1/15/23 (144A)                             109,175
    110,000                 BB/B1         DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                             107,250
                                                                                                           -----------
                                                                                                           $   720,425
                                                                                                           -----------
                                          Building Products - 0.1%
    100,000                 BB-/NR        Gibraltar Industries, Inc., 6.25%, 2/1/21                        $   102,750
                                                                                                           -----------
                                          Electrical Components & Equipment - 0.3%
    245,000                 B/B2          Coleman Cable, Inc., 9.0%, 2/15/18                               $   257,250
                                                                                                           -----------
                                          Industrial Conglomerates - 0.6%
    240,000                 B+/B2         JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                   $   256,200
    200,000                 B-/B3         Park-Ohio Industries, Inc., 8.125%, 4/1/21                           220,000
                                                                                                           -----------
                                                                                                           $   476,200
                                                                                                           -----------
                                          Construction & Farm Machinery & Heavy Trucks - 0.9%
    370,000                 CCC-/B3       Navistar International Corp., 8.25%, 11/1/21                     $   382,950
    350,000                 B+/B1         Titan International, Inc., 6.875%, 10/1/20 (144A)                    364,875
                                                                                                           -----------
                                                                                                           $   747,825
                                                                                                           -----------
                                          Industrial Machinery - 1.3%
    300,000                 B-/B3         BC Mountain LLC, 7.0%, 2/1/21 (144A)                             $   303,000
    100,000                 BB-/B1        Boart Longyear Management Pty, Ltd., 10.0%, 10/1/18 (144A)           104,000
    100,000                 B-/Caa1       Gardner Denver, Inc., 6.875%, 8/15/21 (144A)                          99,750
    250,000                 B/B1          Mcron Finance Sub LLC, 8.375%, 5/15/19 (144A)                        278,750
    235,000                 B/B3          Xerium Technologies, Inc., 8.875%, 6/15/18                           246,750
                                                                                                           -----------
                                                                                                           $ 1,032,250
                                                                                                           -----------
                                          Trading Companies & Distributors - 1.0%
    175,000                 BB+/NR        Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)               $   190,301
    200,000                 B/B2          Avis Budget Car Rental LLC, 5.5%, 4/1/23                             193,750
    200,000                 BB/Ba3        Rexel SA, 5.25%, 6/15/20 (144A)                                      201,000
    200,000                 B+/B1         WESCO Distribution, Inc., 5.375%, 12/15/21 (144A)                    200,000
                                                                                                           -----------
                                                                                                           $   785,051
                                                                                                           -----------
                                          Total Capital Goods                                              $ 4,121,751
                                                                                                           -----------
                                          Commercial Services & Supplies - 0.7%
                                          Environmental & Facilities Services - 0.2%
    110,000                 B/B3          Safway Group Holding LLC, 7.0%, 5/15/18 (144A)                   $   116,050
                                                                                                           -----------
                                          Diversified Support Services - 0.3%
    230,000                 B+/B3         NANA Development Corp., 9.5%, 3/15/19 (144A)                     $   238,625
                                                                                                           -----------
                                          Security & Alarm Services - 0.2%
    165,000                 BB+/Ba2       Allegion US Holding Co, Inc., 5.75%, 10/1/21 (144A)              $   171,600
                                                                                                           -----------
                                          Total Commercial Services & Supplies                             $   526,275
                                                                                                           -----------
                                          Transportation - 1.2%
                                          Air Freight & Logistics - 0.3%
    210,000                 CCC-/Caa2     CEVA Group Plc, 11.625%, 10/1/16 (144A)                          $   219,450
                                                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                          Value
                                          Airlines - 0.5%
    100,000                 BB/Ba3        Air Canada 2013-1 Class B Pass Through Trust, 5.375%,
                                          11/15/22 (144A)                                                  $    97,250
     19,838                 BB+/Ba2       Continental Airlines 1997-4 Class B Pass Through Trust,
                                          6.9%, 1/2/17                                                          20,842
    100,000                 B/B2          United Continental Holdings, Inc., 6.375%, 6/1/18                    104,500
    150,000                 B/B2          United Continental Holdings, Inc., 8.0%, 7/15/24                     150,450
                                                                                                           -----------
                                                                                                           $   373,042
                                                                                                           -----------
                                          Trucking - 0.2%
    200,000                 CCC+/Caa1     syncreon Group BV, 8.625%, 11/1/21 (144A)                        $   207,000
                                                                                                           -----------
                                          Airport Services - 0.2%
    150,000                 B/B2          Aguila 3 SA, 7.875%, 1/31/18 (144A)                              $   159,000
                                                                                                           -----------
                                          Total Transportation                                             $   958,492
                                                                                                           -----------
                                          Automobiles & Components - 0.9%
                                          Auto Parts & Equipment - 0.4%
    100,000                 BB-/Ba3       LKQ Corp., 4.75%, 5/15/23 (144A)                                 $    93,000
    115,000                 B-/B3         Meritor, Inc., 6.75%, 6/15/21                                        117,300
     95,000                 B+/B2         Stackpole International Intermediate, 7.75%, 10/15/21 (144A)          98,800
                                                                                                           -----------
                                                                                                           $   309,100
                                                                                                           -----------
                                          Tires & Rubber - 0.1%
     85,000                 B+/B1         The Goodyear Tire & Rubber Co., 7.0%, 5/15/22                    $    91,481
                                                                                                           -----------
                                          Automobile Manufacturers - 0.4%
    115,000                 B/B1          Chrysler Group LLC, 8.0%, 6/15/19                                $   127,075
    200,000                 B/B1          Chrysler Group LLC, 8.25%, 6/15/21                                   227,500
                                                                                                           -----------
                                                                                                           $   354,575
                                                                                                           -----------
                                          Total Automobiles & Components                                   $   755,156
                                                                                                           -----------
                                          Consumer Durables & Apparel - 1.7%
                                          Homebuilding - 1.7%
    365,000                 CCC/Caa2      Beazer Homes USA, Inc., 9.125%, 6/15/18                          $   390,550
    100,000                 BB-/B2        Brookfield Residential Properties, Inc., 6.5%, 12/15/20 (144A)       103,750
    250,000                 B/B2          KB Home, 7.0%, 12/15/21                                              260,625
    190,000                 B/B2          KB Home, 7.5%, 9/15/22                                               199,975
    225,000                 BB-/Ba3       Lennar Corp., 4.75%, 11/15/22                                        208,688
    115,000                 B+/B1         Meritage Homes Corp., 7.0%, 4/1/22                                   121,612
    105,000                 BB-/B1        The Ryland Group, Inc., 5.375%, 10/1/22                               99,750
                                                                                                           -----------
                                                                                                           $ 1,384,950
                                                                                                           -----------
                                          Total Consumer Durables & Apparel                                $ 1,384,950
                                                                                                           -----------
                                          Consumer Services - 1.4%
                                          Casinos & Gaming - 0.5%
    589,129                 NR/NR         Mashantucket Western Pequot Tribe, 6.5%, 7/1/36                  $    81,005
    100,000                 B+/B3         MGM Resorts International, 6.75%, 10/1/20                            107,000
    200,000                 B/B2          Scientific Games International, Inc., 6.25%, 9/1/20                  205,000
                                                                                                           -----------
                                                                                                           $   393,005
                                                                                                           -----------
                                          Hotels, Resorts & Cruise Lines - 0.3%
    210,000                 B+/B3         Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                      $   237,300
                                                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                          Value
                                          Restaurants - 0.2%
    150,000                 B-/Caa1       Burger King Capital Holdings LLC, 4/15/19 (Step) (144A) (c)      $   135,000
                                                                                                           -----------
                                          Education Services - 0.1%
    130,000                 CCC/Caa1      Cambium Learning Group, Inc., 9.75%, 2/15/17                     $   123,500
                                                                                                           -----------
                                          Specialized Consumer Services - 0.3%
    280,000                 BB/Ba3        Sotheby's, 5.25%, 10/1/22 (144A)                                 $   262,500
                                                                                                           -----------
                                          Total Consumer Services                                          $ 1,151,305
                                                                                                           -----------
                                          Media - 3.5%
                                          Advertising - 0.3%
    125,000                 B-/B3         MDC Partners, Inc., 6.75%, 4/1/20 (144A)                         $   130,781
    150,000                 BB/B2         The Nielsen Co Luxembourg SARL, 5.5%, 10/1/21 (144A)                 152,250
                                                                                                           -----------
                                                                                                           $   283,031
                                                                                                           -----------
                                          Broadcasting - 1.4%
    200,000                 BB-/B1        CCO Holdings LLC, 5.25%, 3/15/21 (144A)                          $   191,000
    250,000                 BB-/B1        CCO Holdings LLC, 6.5%, 4/30/21                                      256,875
    350,000                 B+/B2         Quebecor Media, Inc., 5.75%, 1/15/23                                 338,625
    150,000                 B/B1          Sinclair Television Group, Inc., 6.375%, 11/1/21 (144A)              155,250
    145,000                 B/B3          Townsquare Radio LLC, 9.0%, 4/1/19 (144A)                            156,962
                                                                                                           -----------
                                                                                                           $ 1,098,712
                                                                                                           -----------
                                          Cable & Satellite - 0.6%
    225,000                 B+/B3         Intelsat Jackson Holdings SA, 7.25%, 4/1/19                      $   243,000
    125,000                 B-/Caa2       Intelsat Luxembourg SA, 7.75%, 6/1/21 (144A)                         134,062
    115,000                 BB/B1         Sirius XM Holdings, Inc., 4.625%, 5/15/23 (144A)                     104,075
                                                                                                           -----------
                                                                                                           $   481,137
                                                                                                           -----------
                                          Movies & Entertainment - 0.8%
    220,000                 BB-/B2        Cinemark USA, Inc., 4.875%, 6/1/23                               $   206,800
    225,000                 B+/B3         Live Nation Entertainment, Inc., 7.0%, 9/1/20 (144A)                 244,125
    180,000                 B-/B3         Regal Entertainment Group, 5.75%, 2/1/25                             169,650
                                                                                                           -----------
                                                                                                           $   620,575
                                                                                                           -----------
                                          Publishing - 0.4%
    280,000                 BB/Ba1        Gannett Co, Inc., 6.375%, 10/15/23 (144A)                        $   289,800
                                                                                                           -----------
                                          Total Media                                                      $ 2,773,255
                                                                                                           -----------
                                          Retailing - 0.7%
                                          Department Stores - 0.4%
    310,000                 CCC+/Caa2     Neiman Marcus Group, Ltd., Inc., 8.0%, 10/15/21 (144A)           $   323,950
                                                                                                           -----------
                                          Computer & Electronics Retail - 0.1%
    100,000                 BB-/Ba3       Rent-A-Center, Inc., 4.75%, 5/1/21                               $    93,875
                                                                                                           -----------
                                          Automotive Retail - 0.2%
    105,000                 BB-/Ba3       CST Brands, Inc., 5.0%, 5/1/23                                   $   101,325
                                                                                                           -----------
                                          Total Retailing                                                  $   519,150
                                                                                                           -----------
                                          Food, Beverage & Tobacco - 1.2%
                                          Distillers & Vintners - 0.4%
    145,000                 BB+/Ba1       Constellation Brands, Inc., 3.75%, 5/1/21                        $   136,300
    180,000                 BB+/Ba1       Constellation Brands, Inc., 4.25%, 5/1/23                            167,850
                                                                                                           -----------
                                                                                                           $   304,150
                                                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                             Value
                                          Packaged Foods & Meats - 0.4%
    100,000                 BB-/B1        B&G Foods, Inc., 4.625%, 6/1/21                                    $     96,000
     93,000                 B/B1          Chiquita Brands International, Inc., 7.875%, 2/1/21 (144A)              100,672
    130,000                 B/B1          Post Holdings, Inc., 6.75%, 12/1/21 (144A)                              134,550
                                                                                                             ------------
                                                                                                             $    331,222
                                                                                                             ------------
                                          Tobacco - 0.4%
    365,000                 B-/Caa1       Alliance One International, Inc., 9.875%, 7/15/21                  $    342,188
                                                                                                             ------------
                                          Total Food, Beverage & Tobacco                                     $    977,560
                                                                                                             ------------
                                          Household & Personal Products - 0.2%
                                          Personal Products - 0.2%
    200,000                 B/B2          Revlon Consumer Products Corp., 5.75%, 2/15/21                     $    197,250
                                                                                                             ------------
                                          Total Household & Personal Products                                $    197,250
                                                                                                             ------------
                                          Health Care Equipment & Services - 3.7%
                                          Health Care Equipment - 0.4%
    285,000                 B+/B2         Physio-Control International, Inc., 9.875%, 1/15/19 (144A)         $    319,200
                                                                                                             ------------
                                          Health Care Services - 0.4%
    325,000                 CCC+/Caa2     Gentiva Health Services, Inc., 11.5%, 9/1/18                       $    335,562
                                                                                                             ------------
                                          Health Care Facilities - 2.6%
    100,000                 BB/Ba3        Aviv Healthcare Properties LP, 7.75%, 2/15/19                      $    107,500
    350,000                 B/B3          Capella Healthcare, Inc., 9.25%, 7/1/17                                 372,750
    730,000                 B/B3          CHS, 7.125%, 7/15/20                                                    757,375
    450,000                 B-/B3         Kindred Healthcare, Inc., 8.25%, 6/1/19                                 479,250
    370,000                 B+/B3         Universal Hospital Services, Inc., 7.625%, 8/15/20                      390,350
                                                                                                             ------------
                                                                                                             $  2,107,225
                                                                                                             ------------
                                          Managed Health Care - 0.3%
    225,000                 BB/Ba2        WellCare Health Plans, Inc., 5.75%, 11/15/20                       $    230,062
                                                                                                             ------------
                                          Total Health Care Equipment & Services                             $  2,992,049
                                                                                                             ------------
                                          Pharmaceuticals, Biotechnology & Life Sciences - 1.0%
                                          Biotechnology - 0.4%
    393,000                 B-/Caa2       Lantheus Medical Imaging, Inc., 9.75%, 5/15/17                     $    349,770
                                                                                                             ------------
                                          Pharmaceuticals - 0.6%
    200,000                 B/B1          Endo Finance Co., 5.75%, 1/15/22 (144A)                            $    201,000
    120,000                 B-/Caa1       Par Pharmaceutical Companies, Inc., 7.375%, 10/15/20                    124,050
    155,000                 B/B1          Valeant Pharmaceuticals International, Inc., 5.625%, 12/1/21 (144A)     155,775
                                                                                                             ------------
                                                                                                             $    480,825
                                                                                                             ------------
                                          Total Pharmaceuticals, Biotechnology & Life Sciences               $    830,595
                                                                                                             ------------
                                          Diversified Financials - 0.9%
                                          Other Diversified Financial Services - 0.2%
    185,000       5.65      BB/Ba1        ING US, Inc., Floating Rate Note, 5/15/53                          $    179,912
                                                                                                             ------------
                                          Specialized Finance - 0.4%
    300,000                 B/B1          Oxford Finance LLC, 7.25%, 1/15/18 (144A)                          $    315,750
                                                                                                             ------------
                                          Consumer Finance - 0.0%+
     40,000                 BB-/Ba2       General Motors Financial Co, Inc., 4.25%, 5/15/23 (144A)           $     38,050
                                                                                                             ------------
                                          Asset Management & Custody Banks - 0.3%
    200,000                 BB+/Ba1       Neuberger Berman Group LLC, 5.875%, 3/15/22 (144A)                 $    206,000
                                                                                                             ------------
                                          Total Diversified Financials                                       $    739,712
                                                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                          Value
                                          Insurance - 1.4%
                                          Insurance Brokers - 0.2%
    150,000                 CCC+/Caa2     Onex USI Acquisition Corp., 7.75%, 1/15/21 (144A)                 $   153,375
                                                                                                            -----------
                                          Life & Health Insurance - 0.2%
    200,000                 BB-/B1        Fidelity & Guaranty Life Holdings, Inc., 6.375%, 4/1/21 (144A)    $   210,000
                                                                                                            -----------
                                          Reinsurance - 1.0%
    250,000       7.30      BB-/NR        Embarcadero Reinsurance, Ltd., Floating Rate Note, 2/13/15
                                          (Cat Bond) (144A)                                                 $   258,125
    250,000      12.82      NR/NR         Residential Reinsurance 2012, Ltd., Floating Rate Note, 12/6/16
                                          (Cat Bond) (144A)                                                     272,725
    250,000       4.00      BB/NR         Sanders Re, Ltd., Floating Rate Note, 5/5/17 (Cat Bond) (144A)        248,150
                                                                                                            -----------
                                                                                                            $   779,000
                                                                                                            -----------
                                          Total Insurance                                                   $ 1,142,375
                                                                                                            -----------
                                          Real Estate - 1.5%
                                          Diversified REIT - 0.5%
    375,000                 B/Ba3         CNL Lifestyle Properties, Inc., 7.25%, 4/15/19                    $   386,250
                                                                                                            -----------
                                          Mortgage REIT - 0.0%+
     50,000                 B+/B3         iStar Financial, Inc., 4.875%, 7/1/18                             $    49,812
                                                                                                            -----------
                                          Office REIT - 0.4%
    300,000                 BB/Ba1        DuPont Fabros Technology LP, 5.875%, 9/15/21                      $   309,750
                                                                                                            -----------
                                          Specialized REIT - 0.2%
    159,000                 BB-/B1        Sabra Health Care LP, 8.125%, 11/1/18                             $   171,720
                                                                                                            -----------
                                          Real Estate Development - 0.4%
    300,000                 B/Ba3         The Howard Hughes Corp., 6.875%, 10/1/21 (144A)                   $   312,000
                                                                                                            -----------
                                          Total Real Estate                                                 $ 1,229,532
                                                                                                            -----------
                                          Software & Services - 2.3%
                                          Internet Software & Services - 0.7%
    130,000                 BB/Ba3        Equinix, Inc., 5.375%, 4/1/23                                     $   127,075
     75,000                 BB+/Ba1       IAC, 4.875%, 11/30/18 (144A)                                           76,688
    365,000                 BB/B1         j2 Global, Inc., 8.0%, 8/1/20                                         394,200
                                                                                                            -----------
                                                                                                            $   597,963
                                                                                                            -----------
                                          Data Processing & Outsourced Services - 0.8%
    100,000                 BB-/Ba2       Audatex North America, Inc., 6.0%, 6/15/21 (144A)                 $   104,750
    100,000                 BB-/Ba2       Audatex North America, Inc., 6.125%, 11/1/23 (144A)                   103,000
     89,000                 B-/Caa1       First Data Corp., 12.625%, 1/15/21                                    104,464
     50,000                 B+/B1         First Data Corp., 7.375%, 6/15/19 (144A)                               53,375
     89,000                 B-/Caa1       First Data Corp., 8.25%, 1/15/21 (144A)                                94,674
    200,000                 BB/Ba3        WEX, Inc., 4.75%, 2/1/23 (144A)                                       184,000
                                                                                                            -----------
                                                                                                            $   644,263
                                                                                                            -----------
                                          Application Software - 0.2%
    135,000                 BB/B2         ACI Worldwide, Inc., 6.375%, 8/15/20 (144A)                       $   141,075
                                                                                                            -----------
                                          Systems Software - 0.4%
    319,740                 NR/NR         Pegasus Solutions, Inc., 13.0%, 4/15/14 (144A) (PIK)              $   297,358
                                                                                                            -----------
                                          Home Entertainment Software - 0.2%
    150,000                 BB+/Ba2       Activision Blizzard, Inc., 5.625%, 9/15/21 (144A)                 $   155,250
                                                                                                            -----------
                                          Total Software & Services                                         $ 1,835,909
                                                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                         Value
                                          Technology Hardware & Equipment - 2.2%
                                          Communications Equipment - 0.8%
    410,000                 BB+/Ba3       Brocade Communications Systems, Inc., 4.625%, 1/15/23 (144A)     $   379,250
    125,000                 NR/NR         Emulex Corp., 1.75%, 11/15/18 (144A)                                 122,266
    150,000                 B-/B2         ViaSat, Inc., 6.875%, 6/15/20                                        158,625
                                                                                                           -----------
                                                                                                           $   660,141
                                                                                                           -----------
                                          Computer Hardware - 0.2%
    210,000                 BB/Ba3        NCR Corp., 5.0%, 7/15/22                                         $   199,762
                                                                                                           -----------
                                          Computer Storage & Peripherals - 0.6%
    475,000                 BBB-/Ba1      Seagate HDD Cayman, 4.75%, 6/1/23 (144A)                         $   444,125
                                                                                                           -----------
                                          Electronic Equipment Manufacturers - 0.4%
    325,000                 BB-/B1        Viasystems, Inc., 7.875%, 5/1/19 (144A)                          $   351,406
                                                                                                           -----------
                                          Electronic Manufacturing Services - 0.2%
     50,000                 BB+/Ba1       Flextronics International, Ltd., 4.625%, 2/15/20                 $    48,750
     80,000                 BB+/Ba1       Flextronics International, Ltd., 5.0%, 2/15/23                        75,000
                                                                                                           -----------
                                                                                                           $   123,750
                                                                                                           -----------
                                          Total Technology Hardware & Equipment                            $ 1,779,184
                                                                                                           -----------
                                          Telecommunication Services - 4.8%
                                          Integrated Telecommunication Services - 4.0%
    375,000                 BB/Ba2        CenturyLink, Inc., 6.45%, 6/15/21                                $   390,000
     75,000                 BB/Ba2        CenturyLink, Inc., 6.75%, 12/1/23                                     75,938
    389,000                 B/B3          Cincinnati Bell, Inc., 8.375%, 10/15/20                              421,092
    731,000                 BB-/Ba2       Frontier Communications Corp., 8.75%, 4/15/22                        811,410
    200,000                 BB-/Ba2       Frontier Communications Corp., 9.25%, 7/1/21                         230,500
    105,000                 BB-/B1        tw telecom holdings inc, 5.375%, 10/1/22                             103,162
    230,000                 B/B1          Windstream Corp., 6.375%, 8/1/23                                     215,050
    405,000                 B/B1          Windstream Corp., 7.5%, 6/1/22                                       414,112
    500,000                 B/B1          Windstream Corp., 7.75%, 10/15/20                                    530,625
                                                                                                           -----------
                                                                                                           $ 3,191,889
                                                                                                           -----------
                                          Wireless Telecommunication Services - 0.8%
    195,000                 BB-/B1        Sprint Corp., 7.125%, 6/15/24 (144A)                             $   197,925
     80,000                 BB/Ba3        T-Mobile USA, Inc., 6.5%, 1/15/24                                     81,000
    360,000                 BB/Ba3        T-Mobile USA, Inc., 6.542%, 4/28/20                                  382,500
                                                                                                           -----------
                                                                                                           $   661,425
                                                                                                           -----------
                                          Total Telecommunication Services                                 $ 3,853,314
                                                                                                           -----------
                                          Utilities - 1.7%
                                          Independent Power Producers & Energy Traders - 1.7%
    330,000                 BB-/Ba3       AES Corp. Virginia, 4.875%, 5/15/23                              $   308,550
    450,000                 BB-/B1        NRG Energy, Inc., 6.625%, 3/15/23                                    453,375
    555,000                 BB-/B1        NRG Energy, Inc., 7.625%, 5/15/19                                    586,912
                                                                                                           -----------
                                                                                                           $ 1,348,837
                                                                                                           -----------
                                          Total Utilities                                                  $ 1,348,837
                                                                                                           -----------
                                          TOTAL CORPORATE BONDS
                                          (Cost $47,710,379)                                               $49,003,655
                                                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                          SENIOR FLOATING RATE LOAN INTERESTS - 4.2%**
                                          Energy - 0.3%
                                          Oil & Gas Exploration & Production - 0.3%
     60,000     8.38        B-/B2         Fieldwood Energy LLC, Closing Date Loan (Second Lien), 9/30/20       $    61,393
    200,000     5.00        B-/NR         Samson Investment Co., Tranche 1 Term Loan (Second Lien), 9/25/18        201,000
                                                                                                               -----------
                                                                                                               $   262,393
                                                                                                               -----------
                                          Total Energy                                                         $   262,393
                                                                                                               -----------
                                          Capital Goods - 0.1%
                                          Industrial Conglomerates - 0.1%
     80,000     8.25        NR/NR         Filtration Group Corp, Initial Term Loan (Second Lien), 11/15/21     $    81,800
                                                                                                               -----------
                                          Total Capital Goods                                                  $    81,800
                                                                                                               -----------
                                          Commercial Services & Supplies - 0.2%
                                          Security & Alarm Services - 0.2%
    186,687     4.25        B/Ba3         Monitronics International, Inc., Term B Loan, 3/23/18                $   188,515
                                                                                                               -----------
                                          Total Commercial Services & Supplies                                 $   188,515
                                                                                                               -----------
                                          Automobiles & Components - 0.7%
                                          Auto Parts & Equipment - 0.7%
    169,860     5.00        B+/B2         HHI Holdings LLC, Additional Term Loan, 10/5/18                      $   171,686
     59,400     5.00        B+/B1         Metaldyne LLC, USD Term Loan, 12/18/18                                    59,964
    303,477     4.75        B+/B1         Tower Automotive Holdings USA LLC, Refinancing Term
                                          Loan (First Lien), 4/23/20                                               305,658
                                                                                                               -----------
                                                                                                               $   537,308
                                                                                                               -----------
                                          Total Automobiles & Components                                       $   537,308
                                                                                                               -----------
                                          Consumer Services - 0.5%
                                          Hotels, Resorts & Cruise Lines - 0.4%
    296,250     4.75        BB-/Ba2       Seven Seas Cruises S de RL LLC, Term B-1 Loan, 12/21/18              $   300,323
                                                                                                               -----------
                                          Restaurants - 0.1%
    107,385     4.00        BB-/Ba3       Landry's, Inc., B Term Loan, 4/24/18                                 $   108,244
                                                                                                               -----------
                                          Total Consumer Services                                              $   408,567
                                                                                                               -----------
                                          Media - 0.2%
                                          Broadcasting - 0.1%
     39,673     4.50        B+/B2         Univision Communications, Inc., 2013 Converted Extended
                                          First-Lien Term Loan, 3/1/20                                         $    39,949
                                                                                                               -----------
                                          Cable & Satellite - 0.1%
    113,281     4.75        B/B1          WideOpenWest Finance LLC, Term B Loan, 4/1/19                        $   113,983
                                                                                                               -----------
                                          Total Media                                                          $   153,932
                                                                                                               -----------
                                          Retailing - 0.5%
                                          Automotive Retail - 0.5%
    380,250     3.50        BB/Ba1        Chrysler Group LLC, Term Loan B, 5/24/17                             $   382,863
                                                                                                               -----------
                                          Total Retailing                                                      $   382,863
                                                                                                               -----------
                                          Food & Staples Retailing - 0.5%
                                          Food Distributors - 0.5%
    280,000     0.00        NR/NR         Del Monte Foods Consumer Products,Term Loan (Second Lien), 5/26/21   $   283,617
    148,500     5.75        B/B1          AdvancePierre Foods, Inc., Term Loan (First Lien), 7/10/17               146,922
                                                                                                               -----------
                                                                                                               $   430,539
                                                                                                               -----------
                                          Total Food & Staples Retailing                                       $   430,539
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
              Floating      Moody's
  Principal   Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                          Health Care Equipment & Services - 0.6%
                                          Health Care Services - 0.6%
     74,811       6.75      B+/B1         Ardent Medical Services, Inc., 1st Lien Term Loan, 5/2/18            $    75,216
     54,313       0.00      NR/B2         BioScrip, Inc., Delayed Draw Term Loan, 7/31/20                           54,109
     57,778       0.00      B/B2          BioScrip, Inc., Initial Term B Loan, 7/31/20                              57,561
    325,000       6.50      B/B2          Gentiva Health Services, Inc., Initial Term B Loan, 10/10/19             324,594
                                                                                                               -----------
                                                                                                               $   511,480
                                                                                                               -----------
                                          Total Health Care Equipment & Services                               $   511,480
                                                                                                               -----------
                                          Diversified Financials - 0.2%
                                          Other Diversified Financial Services - 0.2%
    123,674       5.25      BB/Ba3        WorldPay, Facility B2A Term Loan, 8/6/17                             $   125,127
                                                                                                               -----------
                                          Total Diversified Financials                                         $   125,127
                                                                                                               -----------
                                          Software & Services - 0.1%
                                          Application Software - 0.1%
     59,998       8.50      B-/Ba3        Expert Global Solutions, Inc., Term B Advance (First Lien), 4/3/18   $    59,998
     48,083       4.25      B+/B1         Vertafore, Inc., Term Loan (2013), 10/3/19                                48,484
                                                                                                               -----------
                                                                                                               $   108,482
                                                                                                               -----------
                                          Total Software & Services                                            $   108,482
                                                                                                               -----------
                                          Semiconductors & Semiconductor Equipment - 0.3%
                                          Semiconductor Equipment - 0.3%
    200,553       4.50      NR/B1         Aeroflex, Inc., Tranche B-1 Term Loan, 11/9/19                       $   202,537
                                                                                                               -----------
                                          Total Semiconductors & Semiconductor Equipment                       $   202,537
                                                                                                               -----------
                                          TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                          (Cost $3,342,649)                                                    $ 3,393,543
                                                                                                               -----------
     Shares
                                          WARRANTS - 0.0%+
                                          Energy - 0.0%+
                                          Oil & Gas Equipment & Services - 0.0%+
         75                               Green Field Energy Services, Inc., 11/15/21 (144A)                   $        76
                                                                                                               -----------
                                          Total Energy                                                         $        76
                                                                                                               -----------
                                          Automobiles & Components - 0.0%+
                                          Auto Parts & Equipment - 0.0%+
         70                               Lear Corp., 11/9/14                                                  $    11,414
                                                                                                               -----------
                                          Total Automobiles & Components                                       $    11,414
                                                                                                               -----------
                                          TOTAL WARRANTS
                                          (Cost $6,780)                                                        $    11,490
                                                                                                               -----------
                                          TOTAL INVESTMENT IN SECURITIES - 96.6%
                                          (Cost $72,390,127) (a)                                               $77,711,918
                                                                                                               -----------
                                          OTHER ASSETS & LIABILITIES - 3.4%                                    $ 2,759,491
                                                                                                               -----------
                                          TOTAL NET ASSETS - 100.0%                                            $80,471,409
                                                                                                               ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

PIK         Represents a pay-in-kind security.

REIT        Real Estate Investment Trust.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2013, the value of these securities amounted to $24,110,380 or 30.0% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $72,442,208 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                                $ 7,546,876
              Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                                 (2,277,166)
                                                                                          -----------
              Net unrealized appreciation                                                 $ 5,269,710
                                                                                          ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)         Security is in default and is non-income producing.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2013 aggregated $40,454,164 and $28,828,237, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3.

The following is a summary of the inputs used as of December 31, 2013, in valuing the Portfolio's investments:

                                        Level 1     Level 2      Level 3      Total
Convertible Corporate Bonds          $        --  $13,237,813  $       --  $13,237,813
Preferred Stocks                       1,304,126       43,380     134,341    1,481,847
Convertible Preferred Stocks             902,594    1,307,253          --    2,209,847
Common Stocks                          7,610,037           --          --    7,610,037
Asset Backed Securities                       --      111,915          --      111,915
Collateralized Mortgage Obligations           --      651,771          --      651,771
Corporate Bonds                               --   49,003,655          --   49,003,655
Senior Floating Rate Loan Interests           --    3,393,543          --    3,393,543
Warrants                                  11,414           76          --       11,490
                                     -----------  -----------  ----------  -----------
Total                                $ 9,828,171  $67,749,406  $  134,341  $77,711,918
                                     ===========  ===========  ==========  ===========

During the year ended December 31, 2013, there were no transfers between Levels 1, 2 and 3.

The following is a reconciliation of assets valued using significant observable inputs (Level 3):


                                                                Preferred Stocks
Balance as of 12/31/12                                                 $      --
Realized gain (loss)                                                          --
Change in unrealized appreciation (depreciation)(1)                        9,341
Net purchases (sales)                                                    125,000
Transfers in and out of Level 3*                                              --
                                                                       ---------
Balance as of 12/31/13                                                 $ 134,341
                                                                       =========

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*   Transfers are calculated on the beginning of period values.

Net change in unrealized appreciation (depreciation) of investments still held
as of 12/31/13                                                                      $ 9,341
                                                                                    =======

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       Year Ended
                                                              Year Ended Year Ended     12/31/11     Year Ended Year Ended
                                                               12/31/13   12/31/12    (Consolidated)  12/31/10   12/31/09
Class I
Net asset value, beginning of period                           $ 10.47    $  9.92        $ 10.64      $  9.53    $  6.46
                                                               -------    -------        -------      -------    -------
Increase (decrease) from investment operations:
   Net investment income                                       $  0.50    $  0.56        $  0.59      $  0.59    $  0.61
   Net realized and unrealized gain (loss) on investments         0.70       0.96          (0.75)        1.07       3.10
                                                               -------    -------        -------      -------    -------
     Net increase (decrease) from investment operations        $  1.20    $  1.52        $ (0.16)     $  1.66    $  3.71
Distributions to shareowners:
   Net investment income                                       $ (0.56)   $ (0.57)       $ (0.56)     $ (0.55)   $ (0.64)
   Net realized gain                                             (0.62)     (0.40)            --           --         --
                                                               -------    -------        -------      -------    -------
   Total distributions                                         $ (1.18)   $ (0.97)       $ (0.56)     $ (0.55)   $ (0.64)
                                                               -------    -------        -------      -------    -------
     Net increase (decrease) in net asset value                $  0.02    $  0.55        $ (0.72)     $  1.11    $  3.07
                                                               -------    -------        -------      -------    -------
Net asset value, end of period                                 $ 10.49    $ 10.47        $  9.92      $ 10.64    $  9.53
                                                               =======    =======        =======      =======    =======
Total return*                                                    12.07%     16.08%         (1.68)%      18.04%     60.49%
Ratio of total expenses to average net assets                     0.85%      0.86%          0.82%        0.81%      0.80%
Ratio of net investment income to average net assets              4.78%      5.39%          5.47%        5.98%      7.58%
Portfolio turnover rate                                             39%        44%            43%          33%        41%
Net assets, end of period (in thousands)                       $62,232    $59,937        $58,084      $71,180    $73,517

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                                                       Year Ended
                                                           Year Ended   Year Ended      12/31/11     Year Ended  Year Ended
                                                            12/31/13     12/31/12    (Consolidated)   12/31/10    12/31/09
Class II
Net asset value, beginning of period                        $ 10.42      $  9.88        $ 10.61       $  9.51     $  6.45
                                                            -------      -------        -------       -------     -------
Increase (decrease) from investment operations:
    Net investment income                                   $  0.47      $  0.54        $  0.55       $  0.54     $  0.61
    Net realized and unrealized gain (loss) on investments     0.70         0.94          (0.75)         1.08        3.07
                                                            -------      -------        -------       -------     -------
       Net increase (decrease) from investment operations   $  1.17      $  1.48        $ (0.20)      $  1.62     $  3.68
Distributions to shareowners:
    Net investment income                                   $ (0.53)     $ (0.54)       $ (0.53)      $ (0.52)    $ (0.62)
    Net realized gain                                         (0.62)       (0.40)            --            --          --
                                                            -------      -------        -------       -------     -------
    Total distributions                                     $ (1.15)     $ (0.94)       $ (0.53)      $ (0.52)    $ (0.62)
                                                            -------      -------        -------       -------     -------
       Net increase (decrease) in net asset value           $  0.02      $  0.54        $ (0.73)      $  1.10     $  3.06
                                                            -------      -------        -------       -------     -------
Net asset value, end of period                              $ 10.44      $ 10.42        $  9.88       $ 10.61     $  9.51
                                                            =======      =======        =======       =======     =======
Total return*                                                 11.82%       15.73%         (2.04)%       17.67%      60.03%
Ratio of total expenses to average net assets                  1.11%        1.12%          1.07%         1.04%       1.05%
Ratio of net investment income to average net assets           4.54%        5.10%          5.18%         5.67%       7.24%
Portfolio turnover rate                                          39%          44%            43%           33%         41%
Net assets, end of period (in thousands)                    $18,240      $13,124        $14,696       $15,582     $65,631

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/13
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $72,390,127)                        $77,711,918
  Cash                                                                 2,000,006
  Receivables --
     Investment securities sold                                          123,017
     Portfolio shares sold                                               141,375
     Interest                                                            898,753
     Dividends                                                            40,349
                                                                     -----------
        Total assets                                                 $80,915,418
                                                                     -----------
LIABILITIES:
   Payables --
     Investment securities purchased                                 $   392,437
     Portfolio shares repurchased                                          7,247
   Due to affiliates                                                       7,658
   Accrued expenses                                                       36,667
                                                                     -----------
        Total liabilities                                            $   444,009
                                                                     -----------
NET ASSETS:
  Paid-in capital                                                    $71,565,461
  Undistributed net investment income                                    404,014
  Accumulated net realized gain on investments                         3,180,143
  Net unrealized appreciation on investments                           5,321,791
                                                                     -----------
        Total net assets                                             $80,471,409
                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $62,231,796/5,934,023 shares)                    $     10.49
                                                                     ===========
  Class II (based on $18,239,613/1,747,702 shares)                   $     10.44
                                                                     ===========

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/13

INVESTMENT INCOME:
  Interest                                                           $3,985,199
  Dividends (net of foreign taxes withheld of $1,263)                   280,992
                                                                     ----------
        Total investment income                                                   $4,266,191
                                                                                  ----------
EXPENSES:
  Management fees                                                    $  492,324
  Transfer agent fees
     Class I                                                              1,500
     Class II                                                             1,500
  Distribution fees
     Class II                                                            33,802
  Administrative reimbursements                                          32,528
  Custodian fees                                                         14,615
  Professional fees                                                      49,518
  Printing expense                                                       24,475
  Fees and expenses of nonaffiliated Trustees                             6,123
  Miscellaneous                                                          23,120
                                                                     ----------
     Total expenses                                                               $  679,505
                                                                                  ----------
        Net investment income                                                     $3,586,686
                                                                                  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, BRIDGE
LOAN COMMITMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                     $3,409,507
     Other assets and liabilities denominated in foreign currencies     (17,340)  $3,392,167
                                                                     ----------   ----------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $1,528,508
     Bridge loan commitments                                             (7,605)  $1,520,903
                                                                     ----------   ----------
  Net gain on investments                                                         $4,913,070
                                                                                  ----------
  Net increase in net assets resulting from operations                            $8,499,756
                                                                                  ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         Year Ended     Year Ended
                                                                                          12/31/13       12/31/12
FROM OPERATIONS:
Net investment income                                                                   $  3,586,686   $  4,148,591
Net realized gain on investments and foreign currency transactions                         3,392,167      4,366,073
Change in net unrealized appreciation on investments and bridge loan commitments           1,520,903      2,659,954
                                                                                        ------------   ------------
     Net increase in net assets resulting from operations                               $  8,499,756   $ 11,174,618
                                                                                        ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class I ($0.56 and $0.57 per share, respectively)                                  $ (3,265,849)  $ (3,498,995)
     Class II ($0.53 and $0.54 per share, respectively)                                     (674,771)      (735,726)
Net realized gain:
     Class I ($0.62 and $0.40 per share, respectively)                                    (3,610,144)    (2,584,745)
     Class II ($0.62 and $0.40 per share, respectively)                                     (666,059)      (443,501)
                                                                                        ------------   ------------
        Total distributions to shareowners                                              $ (8,216,823)  $ (7,262,967)
                                                                                        ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                        $ 22,540,459   $ 25,377,554
Reinvestment of distributions                                                              8,216,823      7,262,967
Cost of shares repurchased                                                               (23,629,512)   (36,270,693)
                                                                                        ------------   ------------
     Net increase (decrease) in net assets resulting from Portfolio share transactions  $  7,127,770   $ (3,630,172)
                                                                                        ------------   ------------
     Net increase in net assets                                                         $  7,410,703   $    281,479

NET ASSETS:
Beginning of year                                                                         73,060,706     72,779,227
                                                                                        ------------   ------------
End of year                                                                             $ 80,471,409   $ 73,060,706
                                                                                        ============   ============
Undistributed net investment income                                                     $    404,014   $    548,488
                                                                                        ============   ============

                               '13 Shares    '13 Amount     '12 Shares    '12 Amount
CLASS I
Shares sold                        963,117   $ 10,227,319     1,514,223   $ 15,716,551
Reinvestment of distributions      666,824      6,875,993       602,680      6,083,740
Less shares repurchased         (1,421,447)   (14,945,951)   (2,247,002)   (23,321,443)
                               -----------   ------------   -----------   ------------
      Net increase (decrease)      208,494   $  2,157,361      (130,099)  $ (1,521,152)
                               ===========   ============   ===========   ============
CLASS II
Shares sold                      1,182,279   $ 12,313,140       922,394   $  9,661,003
Reinvestment of distributions      130,435      1,340,830       117,046      1,179,227
Less shares repurchased           (825,009)    (8,683,561)   (1,266,163)   (12,949,250)
                               -----------   ------------   -----------   ------------
      Net increase (decrease)      487,705   $  4,970,409      (226,723)  $ (2,109,020)
                               ===========   ============   ===========   ============

The accompanying notes are an integral part of these financial statements.

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative price service, broker quotes will be solicited. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio''s Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

    and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At December 31, 2013, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Portfolio had no outstanding forward foreign currency contracts during the year ended December 31, 2013.

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

    within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2013, the Portfolio reclassified $209,460 to increase undistributed net investment income and $209,460 to decrease accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:

--------------------------------------------------------------------------------
                                                     2013                2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                  $4,538,817           $4,234,721
Long-term capital gain                            3,678,006            3,028,246
                                                 ----------           ----------
   Total distributions                           $8,216,823           $7,262,967
                                                 ==========           ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                    $  728,550
Undistributed long-term
   capital gain                                   2,907,688
Net unrealized appreciation                       5,269,710
                                                 ----------
   Total                                         $8,905,948
                                                 ==========

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and sidecars, interest on default bonds and interest accruals on preferred stock.

E.  Portfolio Shares and Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $216,686 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2013. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

    Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.  Risks

    The Portfolio invests in below investment grade (high yield) debt securities and in preferred and common stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. In addition, the Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended December 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,906 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $256 in transfer agent fees payable to PIMSS at December 31, 2013.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $496 in distribution fees payable to PFD at December 31, 2013.

5. Bridge Loan Commitments

As of December 31, 2013, the Portfolio had bridge loan commitments of $425,000 and $450,000, which could be extended at the option of the borrower, pursuant to the following loans agreements:

-------------------------------------------------------------------------------------------
                                                                              Unrealized
                                                                             Appreciation
Loan                                        Principal    Cost      Value    (depreciation)
-------------------------------------------------------------------------------------------
Patheon, Inc., Bridge Loan                   425,000   $425,000   $425,000      $  --
Darling International, Inc., Bridge Loan     450,000    450,000    450,000         --
-------------------------------------------------------------------------------------------
  Total                                                                         $  --
-------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer High Yield VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Yield VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust")) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2014

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

ADDITIONAL INFORMATION (unaudited)

The percentage of the Portfolio's ordinary income distributions that is exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income is 71.45%.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2013 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees review the Portfolio's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one and three year periods ended June 30, 2013, in the second quintile of its Morningstar category for the five year period ended June 30, 2013, and in the third quintile of its Morningstar category for the ten year period ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the Portfolio's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2013 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted the Portfolio's management fee was approximately four basis points higher than the median management fee of its Morningstar peer group.

The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2013 was in the fifth quintile relative to its Morningstar peer group and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer groups, and considered the impact of the Portfolio's non-management fee expenses on the Portfolio's expense ratio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and qualify of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Portfolio. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 54 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 49 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD      LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST     AND TERM OF OFFICE       PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Thomas J. Perna (63)       Chairman of the    Trustee since 2006.      Private investor (2004 - 2008 and   Director, Broadridge
                           Board and Trustee  Serves until a           2013 - present); Chairman (2008 -   Financial Solutions, Inc.
                                              successor trustee is     2013) and Chief Executive Officer   (investor communications
                                              elected or earlier       (2008 - 2012), Quadriserv, Inc.     and securities processing
                                              retirement or removal.   (technology products for            provider for financial
                                                                       securities lending industry); and   services industry) (2009
                                                                       Senior Executive Vice President,    - present); Director,
                                                                       The Bank of New York (financial     Quadriserv, Inc. (2005 -
                                                                       and securities services) (1986 -    2013); and Commissioner,
                                                                       2004)                               New Jersey State Civil
                                                                                                           Service Commission (2011
                                                                                                           - present)
====================================================================================================================================
David R. Bock (70)         Trustee            Trustee since 2005.      Managing Partner, Federal City      Director of Enterprise
                                              Serves until a           Capital Advisors (corporate         Community Investment,
                                              successor trustee is     advisory services company) (1997    Inc. (privately held
                                              elected or earlier       - 2004 and 2008 - present);         affordable housing
                                              retirement or removal.   Interim Chief Executive Officer,    finance company) (1985 -
                                                                       Oxford Analytica, Inc. (privately   2010); Director of Oxford
                                                                       held research and consulting        Analytica, Inc. (2008 -
                                                                       company) (2010); Executive Vice     present); Director of The
                                                                       President and Chief Financial       Swiss Helvetia Fund, Inc.
                                                                       Officer, I-trax, Inc. (publicly     (closed-end fund) (2010 -
                                                                       traded health care services         present); and Director of
                                                                       company) (2004 - 2007); and         New York Mortgage Trust
                                                                       Executive Vice President and        (publicly traded mortgage
                                                                       Chief Financial Officer, Pedestal   REIT) (2004 - 2009, 2012
                                                                       Inc. (internet-based mortgage       - present)
                                                                       trading company) (2000 - 2002)
====================================================================================================================================
Benjamin M. Friedman (69)  Trustee            Trustee since 2008.      William Joseph Maier Professor of   Trustee, Mellon
                                              Serves until a           Political Economy, Harvard          Institutional Funds
                                              successor trustee is     University (1972 - present)         Investment Trust and
                                              elected or earlier                                           Mellon Institutional
                                              retirement or removal.                                       Funds Master Portfolio
                                                                                                           (oversaw 17 portfolios in
                                                                                                           fund complex) (1989-2008)
====================================================================================================================================

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE      PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Margaret B.W. Graham (66)  Trustee         Trustee since 2000.     Founding Director, Vice President   None
                                           Serves until a          and Corporate Secretary, The
                                           successor trustee is    Winthrop Group, Inc. (consulting
                                           elected or earlier      firm) (1982 - present); Desautels
                                           retirement or removal.  Faculty of Management, McGill
                                                                   University (1999 - present); and
                                                                   Manager of Research Operations
                                                                   and Organizational Learning,
                                                                   Xerox PARC, Xerox's advance
                                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (65)   Trustee         Trustee since 1995.     President and Chief Executive       Director of New America
                                           Serves until a          Officer, Newbury, Piret &           High Income Fund, Inc.
                                           successor trustee is    Company, Inc. (investment banking   (closed-end investment
                                           elected or earlier      firm) (1981 - present)              company) (2004 -
                                           retirement or removal.                                      present); and member,
                                                                                                       Board of Governors,
                                                                                                       Investment Company
                                                                                                       Institute (2000 - 2006)
====================================================================================================================================
Stephen K. West (85)       Trustee         Trustee since 2008.     Senior Counsel, Sullivan &          Director, The Swiss
                                           Serves until a          Cromwell LLP (law firm) (1998 -     Helvetia Fund, Inc.
                                           successor trustee is    present); and Partner, Sullivan &   (closed-end investment
                                           elected or earlier      Cromwell LLP (prior to 1998)        company) (1995 - 2012);
                                           retirement or removal.                                      and Director, Invesco,
                                                                                                       Ltd. (formerly AMVESCAP,
                                                                                                       PLC) (investment manager)
                                                                                                       (1997-2005)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE       PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
Daniel K.                  Trustee,        Trustee since 2007.      Chairman (2013 - present),         None
Kingsbury (55)*            President and   Serves until a           Director, CEO and President of
                           Chief           successor trustee is     PIM-USA (since February 2007);
                           Executive       elected or earlier       Chairman (2013 - present),
                           Officer         retirement or removal.   Director and President of Pioneer
                                                                    and Pioneer Institutional Asset
                                                                    Management, Inc. (since February
                                                                    2007); President and Chief
                                                                    Executive Officer of all the
                                                                    Pioneer Funds (since 2014);
                                                                    Executive Vice President of all
                                                                    of the Pioneer Funds (2007 -
                                                                    2013); Director of PGAM (2007 -
                                                                    2010); Head of New Europe
                                                                    Division, PGAM (2000 - 2005); and
                                                                    Head of New Markets Division,
                                                                    PGAM (2005 - 2007)
====================================================================================================================================

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

++ Effective January 28, 2014, Mr. Marc O. Mayer became an Independent Trustee of the Portfolio, and Mr. Kenneth J. Taubes became an Interested Trustee of the Portfolio.

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS+++
--------------------------------------------------------------------------------

                           POSITION HELD         LENGTH OF SERVICE                                              OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE      PRINCIPAL OCCUPATION                   HELD BY THIS OFFICER
John F. Cogan, Jr. (87)**  President and Chief   Since 1994. Serves at   President of all of the Pioneer        None
                           Executive Officer***  the discretion of the   Funds; Non-Executive Chairman and a
                                                 Board.                  director of Pioneer Investment
                                                                         Management USA Inc. ("PIM-USA")
                                                                         (until November 2013); Chairman and a
                                                                         director of Pioneer (until November
                                                                         2013); Chairman and Director of
                                                                         Pioneer Institutional Asset
                                                                         Management, Inc. (until November
                                                                         2013); Director of Pioneer
                                                                         Alternative Investment Management
                                                                         Limited (Dublin) (until October
                                                                         2011); President and a director of
                                                                         Pioneer Alternative Investment
                                                                         Management (Bermuda) Limited and
                                                                         affiliated funds (until November
                                                                         2013); Deputy Chairman and a director
                                                                         of Pioneer Global Asset Management
                                                                         S.p.A. ("PGAM") (until April 2010);
                                                                         Director of Nano-C, Inc. (since
                                                                         2003); Director of Cole Management
                                                                         Inc. (2004 - 2011); Director of
                                                                         Fiduciary Counseling, Inc. (until
                                                                         December 2011); Trustee of all of the
                                                                         Pioneer Funds (until November 2013);
                                                                         and Retired Partner, Wilmer Cutler
                                                                         Pickering Hale and Dorr LLP
====================================================================================================================================
Christopher J. Kelley (49) Secretary and Chief   Since 2003. Serves at   Vice President and Associate General   None
                           Legal Officer         the discretion of the   Counsel of Pioneer since January
                                                 Board.                  2008; Secretary and Chief Legal
                                                                         Officer of all of the Pioneer Funds
                                                                         since June 2010; Assistant Secretary
                                                                         of all of the Pioneer Funds from
                                                                         September 2003 to May 2010; and Vice
                                                                         President and Senior Counsel of
                                                                         Pioneer from July 2002 to December
                                                                         2007
====================================================================================================================================
Carol B. Hannigan (52)     Assistant Secretary   Since 2010. Serves at   Fund Governance Director of Pioneer    None
                                                 the discretion of the   since December 2006 and Assistant
                                                 Board.                  Secretary of all the Pioneer Funds
                                                                         since June 2010; Manager - Fund
                                                                         Governance of Pioneer from December
                                                                         2003 to November 2006; and Senior
                                                                         Paralegal of Pioneer from January
                                                                         2000 to November 2003.
====================================================================================================================================
Thomas Reyes (51)          Assistant Secretary   Since 2010. Serves at   Counsel of Pioneer since June 2007     None
                                                 the discretion of the   and Assistant Secretary of all the
                                                 Board.                  Pioneer Funds since June 2010; and
                                                                         Vice President and Counsel at State
                                                                         Street Bank from October 2004 to June
                                                                         2007
====================================================================================================================================
Mark E. Bradley (54)       Treasurer and Chief   Since 2008. Serves at   Vice President - Fund Treasury of      None
                           Financial and         the discretion of the   Pioneer; Treasurer of all of the
                           Accounting Officer    Board.                  Pioneer Funds since March 2008;
                                                                         Deputy Treasurer of Pioneer from
                                                                         March 2004 to February 2008; and
                                                                         Assistant Treasurer of all of the
                                                                         Pioneer Funds from March 2004 to
                                                                         February 2008
====================================================================================================================================
Luis I. Presutti (48)      Assistant Treasurer   Since 2000. Serves at   Director - Fund Treasury of Pioneer;   None
                                                 the discretion of the   and Assistant Treasurer of all of the
                                                 Board.                  Pioneer Funds
====================================================================================================================================
Gary Sullivan (55)         Assistant Treasurer   Since 2002. Serves at   Fund Accounting Manager - Fund         None
                                                 the discretion of the   Treasury of Pioneer; and Assistant
                                                 Board.                  Treasurer of all of the Pioneer Funds
====================================================================================================================================

** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

*** Mr. Cogan resigned as President and Chief Executive Officer of the Portfolio effective January 1, 2014.

+++ Mr. Mark D. Goodwin became Executive Vice President of the Portfolio effective January 28, 2014.

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD         LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE       PRINCIPAL OCCUPATION                HELD BY THIS OFFICER
David F. Johnson (34)      Assistant             Since 2009. Serves at    Fund Administration Manager -       None
                           Treasurer             the discretion of the    Fund Treasury of Pioneer since
                                                 Board.                   November 2008; Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since January 2009; and
                                                                          Client Service Manager -
                                                                          Institutional Investor Services
                                                                          at State Street Bank from March
                                                                          2003 to March 2007
====================================================================================================================================
Jean M. Bradley (61)       Chief Compliance      Since 2010. Serves at    Chief Compliance Officer of         None
                           Officer               the discretion of the    Pioneer and of all the Pioneer
                                                 Board.                   Funds since March 2010; Director
                                                                          of Adviser and Portfolio
                                                                          Compliance at Pioneer since
                                                                          October 2005; and Senior
                                                                          Compliance Officer for Columbia
                                                                          Management Advisers, Inc. from
                                                                          October 2003 to October 2005
====================================================================================================================================
Kelly O'Donnell (42)       Anti-Money            Since 2006. Serves at    Director - Transfer Agency          None
                           Laundering            the discretion of the    Compliance of Pioneer and
                           Officer               Board.                   Anti-Money Laundering Officer of
                                                                          all the Pioneer funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18662-08-0214

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

             Pioneer Ibbotson Growth Allocation VCT Portfolio -- Class II Shares Pioneer Ibbotson Moderate Allocation VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

Pioneer Ibbotson Moderate Allocation VCT
   Portfolio -- Portfolio and Performance Update                               2

Pioneer Ibbotson Growth Allocation VCT
   Portfolio -- Portfolio and Performance Update                               3

Comparing Ongoing Portfolio Expenses                                           4

Market Overview and Strategy                                                   6

Portfolio Reviews                                                              9

Schedule of Investments                                                       10

Financial Statements                                                          12

Notes to Financial Statements                                                 20

Report of Independent Registered Public Accounting Firm                       26

Approval of Investment Advisory and Sub-Advisory Agreements                   27

Trustees, Officers and Service Providers                                      33

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Ibbotson Moderate Allocation            PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/13
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Equity                                                                       60%
Fixed-Income                                                                 40%

Actual Asset Allocations
of Underlying Funds

International Stocks                                                       16.5%
--------------------------------------------------------------------------------
Short Term Bonds                                                           16.0
--------------------------------------------------------------------------------
Bonds                                                                      14.5
--------------------------------------------------------------------------------
Large Cap Growth Stocks                                                     9.5
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                                 6.5
--------------------------------------------------------------------------------
Large Cap Value Stocks                                                      9.5
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                                  7.5
--------------------------------------------------------------------------------
Emerging Markets                                                            6.5
--------------------------------------------------------------------------------
High-Yield Bonds                                                            4.0
--------------------------------------------------------------------------------
Senior Floating Rate Notes                                                  1.0
--------------------------------------------------------------------------------
Cash Equivalents                                                            2.0
--------------------------------------------------------------------------------
Emerging Market Bonds                                                       2.0
--------------------------------------------------------------------------------
International Bonds                                                         2.0
--------------------------------------------------------------------------------
International Real Estate                                                   1.0
--------------------------------------------------------------------------------
Alternatives/Commodities                                                    1.5
--------------------------------------------------------------------------------

Ten Largest Holdings (Based on total portfolio)*

--------------------------------------------------------------------------------
 1. Pioneer Bond Fund Class Y                                             11.21%
--------------------------------------------------------------------------------
 2. Pioneer Short Term Income Fund Class Y                                10.92
--------------------------------------------------------------------------------
 3. Pioneer Disciplined Value Fund Class Y                                 6.37
--------------------------------------------------------------------------------
 4. INVESCO International Growth Fund Class R5                             5.22
--------------------------------------------------------------------------------
 5. Pioneer Mid Cap Value Fund Class Y                                     5.05
--------------------------------------------------------------------------------
 6. Pioneer Global High Yield Fund Class Y                                 4.14
--------------------------------------------------------------------------------
 7. Pioneer International Value Fund Class Y                               3.93
--------------------------------------------------------------------------------
 8. BlackRock Global SmallCap Fund  Institutional Class                    3.81
--------------------------------------------------------------------------------
 9. Pioneer Emerging Markets Fund Class Y                                  3.78
--------------------------------------------------------------------------------
10. Pioneer Dynamic Credit Fund Class Y                                    3.71
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                      12/31/13                 12/31/12
   Class I                                      $12.56                   $11.07
   Class II                                     $12.56                   $11.07

                               Net
Distributions per Share        Investment      Short-Term          Long-Term
(1/1/13 - 12/31/13)            Income          Capital Gains       Capital Gains
   Class I                     $0.3043         $  -                $  -
   Class II                    $0.2762         $  -                $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Ibbotson Moderate Allocation VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                  Pioneer Ibbotson             Pioneer Ibbotson
                  Moderate Allocation          Moderate Allocation         Barclays Aggregate
                  VCT Portfolio, Class I     VCT Portfolio, Class II       Bond Index             S&P 500 Index
3/31/2005         $ 10,000                     $ 10,000                    $ 10,000               $ 10,000
12/31/2005        $ 10,683                     $ 10,683                    $ 10,292               $ 10,721
12/31/2006        $ 11,828                     $ 11,818                    $ 10,738               $ 12,413
12/31/2007        $ 12,531                     $ 12,500                    $ 11,486               $ 13,094
12/31/2008        $  8,671                     $  8,626                    $ 12,088               $  8,251
12/31/2009        $ 11,383                     $ 11,309                    $ 12,805               $ 10,435
12/31/2010        $ 13,005                     $ 12,895                    $ 13,643               $ 12,009
12/31/2011        $ 12,751                     $ 12,615                    $ 14,713               $ 12,259
12/31/2012        $ 14,252                     $ 14,076                    $ 15,333               $ 14,219
12/31/2013        $ 16,607                     $ 16,362                    $ 15,023               $ 18,822

The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2013)

--------------------------------------------------------------------------------
                                              Class I                Class II*
--------------------------------------------------------------------------------
Life-of-Class (3/18/05)*                       5.88%                   5.70%
5 Years                                       13.88%                  13.66%
1 Year                                        16.52%                  16.24%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Inception date of the Portfolio's Class II shares. Class I shares commenced operations on 12/15/06. The performance shown for Class I shares for the period prior to commencement of operations of Class I shares is based on the performance of the Portfolio's Class II shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Ibbotson Growth Allocation              PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/13
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Equity                                                                       75%
Fixed-Income                                                                 25%

Actual Asset Allocations
of Underlying Funds

International Stocks                                                       21.8%
--------------------------------------------------------------------------------
Large Cap Growth Stocks                                                    10.5
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                                 7.0
--------------------------------------------------------------------------------
Short Term Bonds                                                           12.2
--------------------------------------------------------------------------------
Large Cap Value Stocks                                                     11.5
--------------------------------------------------------------------------------
Emerging Markets                                                            9.5
--------------------------------------------------------------------------------
Bonds                                                                      10.0
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                                  8.0
--------------------------------------------------------------------------------
High-Yield Bonds                                                            3.0
--------------------------------------------------------------------------------
International Real Estate                                                   1.0
--------------------------------------------------------------------------------
Senior Floating Rate Notes                                                  1.0
--------------------------------------------------------------------------------
Alternatives/Commodities                                                    2.0
--------------------------------------------------------------------------------
International Bonds                                                         1.0
--------------------------------------------------------------------------------
Emerging Markets Bonds                                                      1.5
--------------------------------------------------------------------------------

Ten Largest Holdings (Based on total portfolio)*

--------------------------------------------------------------------------------
 1. Pioneer Short Term Income Fund Class Y                                 8.27%
--------------------------------------------------------------------------------
 2. Pioneer Bond Fund Class Y                                              7.51
--------------------------------------------------------------------------------
 3. Pioneer Disciplined Value Fund Class Y                                 6.90
--------------------------------------------------------------------------------
 4. Pioneer International Value Fund Class Y                               6.80
--------------------------------------------------------------------------------
 5. Pioneer Emerging Markets Fund Class Y                                  5.55
--------------------------------------------------------------------------------
 6. Pioneer Mid Cap Value Fund Class Y                                     5.39
--------------------------------------------------------------------------------
 7. INVESCO International Growth Fund Class R5                             5.22
--------------------------------------------------------------------------------
 8. Pioneer Global Equity Fund Class Y                                     4.37
--------------------------------------------------------------------------------
 9. BlackRock Value Opportunities Fund Institutional Class                 3.63
--------------------------------------------------------------------------------
10. Pioneer Select Mid Cap Growth Fund Class Y                             3.44
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                           12/31/13           12/31/12
  Class II                                           $13.07             $11.17

                                 Net
Distributions per Share          Investment    Short-Term        Long-Term
(1/1/13 - 12/31/13)              Income        Capital Gains     Capital Gains
   Class II                      $0.2203       $ -               $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class II shares of Pioneer Ibbotson Growth Allocation VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   Pioneer Ibbotson Growth
                   Allocation VCT Portfolio,     Barclays Aggregate
                   Class II                      Bond Index            S&P 500 Index
3/31/2005          $ 10,000                      $ 10,000              $ 10,000
12/31/2005         $ 10,878                      $ 10,292              $ 10,721
12/31/2006         $ 12,256                      $ 10,738              $ 12,413
12/31/2007         $ 12,960                      $ 11,486              $ 13,094
12/31/2008         $  8,424                      $ 12,088              $  8,251
12/31/2009         $ 11,161                      $ 12,805              $ 10,435
12/31/2010         $ 12,808                      $ 13,643              $ 12,009
12/31/2011         $ 12,389                      $ 14,713              $ 12,259
12/31/2012         $ 13,862                      $ 15,333              $ 14,219
12/31/2013         $ 16,530                      $ 15,023              $ 18,822

The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2013)

--------------------------------------------------------------------------------
Net Asset Value                                                         Class II
--------------------------------------------------------------------------------
Life-of-Class (3/18/05)                                                    5.78%
5 Years                                                                   14.43%
1 Year                                                                    19.25%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Ibbotson Moderate Allocation            PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on actual returns from July 1, 2013, through December 31, 2013.

Share Class                                            I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                   $1,000.00          $1,000.00
Ending Account Value on 12/31/13                    $1,107.60          $1,106.63
Expenses Paid During Period*                        $    5.58          $    6.85

* Expenses are equal to the Portfolio's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.05% for Class I shares and 1.29% for Class II shares. These combined totals were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2013, through December 31, 2013.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                   $1,000.00          $1,000.00
Ending Account Value on 12/31/13                    $1,019.91          $1,018.70
Expenses Paid During Period*                        $    5.35          $    6.56

* Expenses are equal to the Portfolio's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.05% for Class I shares and 1.29% for Class II shares. These combined totals were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period).

Pioneer Ibbotson Growth Allocation              PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolio

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on actual returns from July 1, 2013, through December 31, 2013.

Share Class                                                               II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                                      $1,000.00
Ending Account Value on 12/31/13                                       $1,124.79
Expenses Paid During Period*                                           $    6.96

* Expenses are equal to the Portfolio's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.30% for Class II shares. These combined totals were multiplied by the average account value over the period and then multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2013, through December 31, 2013.

Share Class                                                                II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                                      $1,000.00
Ending Account Value on 12/31/13                                       $1,018.65
Expenses Paid During Period*                                           $    6.61

* Expenses are equal to the Portfolio's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.30% for Class II shares. These combined totals were multiplied by the average account value over the period and then multiplied by 184/365 (to reflect the one-half year period).

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 12/31/13
--------------------------------------------------------------------------------

A Word About Risk:

Each portfolio in the Ibbotson Asset Allocation Series VCT is a "fund-of-funds" which seeks to achieve its investment objectives by investing in other funds, rather than direct positions in securities. In addition to the Portfolio's operating expenses, investors will indirectly bear the operating expenses of investments in any underlying funds. The Portfolio's performance depends on the adviser's skill in determining the strategic asset allocations, the mix of underlying Pioneer funds, as well as the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Each of the underlying funds has its own investment risks. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. International markets are subject to additional risks, including that they may be less liquid and more volatile than U.S. markets; these risks may be magnified in emerging markets. Some of the underlying funds can invest in high-yield securities and/or small/emerging growth companies, which are generally subject to greater volatility than higher-grade securities and/or more-established companies.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Other wise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Brian Huckstep, CFA, portfolio manager at Ibbotson Associates, Inc., sub-adviser for the Pioneer Ibbotson Asset Allocation Series VCT Portfolios, discusses the market environment and investment strategies that applied to the portfolios during the 12-month period ended December 31, 2013.


Q: How would you characterize the economic and market backdrop during the 12-month period ended December 31, 2013?

A: Early in the period, markets appeared unfazed by the political dysfunction and underlying structural issues confronting the global economy. The U.S. economy surprised to the upside at the start of 2013, despite a tax hike and spending cuts under the "sequestration" policy that took effect beginning in March. Economic highlights included positive news on consumer spending, hiring and business investment. In Europe, the sovereign-debt crisis continued to be papered over, although events taking place in Cyprus in March served as a warning to policymakers that much heavy lifting remained. On the monetary policy front, the U.S. Federal Reserve (the Fed) continued to pursue measures designed to maintain extraordinarily low interest rates, and central banks in Europe and Japan followed suit. Yet, despite the high levels of monetary accommodation, inflation remained modest.

     As the period progressed and economic data continued to be encouraging, markets increasingly speculated over the extent to which the Fed would maintain its level of policy support. As a result, Treasury rates trended higher and stocks began to slide. The anxiety reached a pinnacle in late June of 2013 as Fed Chairman Bernanke confirmed earlier comments to the effect that the stabilizing U.S. economy might soon permit a "tapering" of the Fed's bond-purchasing program, known as quantitative easing (QE). Foreign stocks were additionally affected by recessionary data in euro zone economies.

     Stock prices would, however, resume their upward march as investors eventually seemed to put the likely extent and impact of the inevitable Fed's QE policy shift into perspective. While Treasury rates continued to drift upward, positive sentiment was supported by continued signs of strengthening in the U.S. economy, capped in December by an upward revision in third quarter gross domestic product (GDP) growth, to 4.1%. An improved political tone in the U.S. following a bipartisan budget deal, also in December, that established top-line spending levels for the next two fiscal years, further fueled optimism. While slowing economic growth in China remained a concern, a consensus seemed to emerge that Europe was finally pulling out of recession. The net result of these factors was a strong finish to the year for equities, with most broad U.S. indices providing returns in the 10% range during the fourth quarter.

     For the full 12-month period, the U.S. equity market, as measured by the Standard & Poor's 500 Index (the S&P 500), returned 32.37%, outpacing international equities, which returned 22.78%, as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. Within the U.S. market, small-capitalization stocks outperformed their large-cap counterparts, and value stocks within the small-cap universe led all major categories. The U.S. bond market returned -2.02% during the 12-month period, as measured by the Barclays Aggregate Bond Index, the most common measure of the performance of the U.S. bond market.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

Q: What considerations and tactical shifts did you apply to the two Pioneer Ibbotson VCT portfolios when allocating assets during the 12-month period ended December 31, 2013, and how did those allocations affect the portfolios' performance?

A: Overall for the 12-month period, our tactical emphases within the portfolios continued to be defensive, and that positioning detracted from performance. Throughout the period, we maintained an underweight to equities in the portfolios, relative to our long-term targets. The equity positioning was initially driven by our concerns over the subpar U.S. economic recovery as well as the ongoing difficulties in Europe. We have maintained the portfolios' overall underweight to equities in view of what appears to be a softening in company fundamentals, combined with what are, in our view, excessive valuations.

     Within domestic equities, the portfolios have heavier weightings in large-cap stocks compared with both small caps and real estate investment trusts (REITs). The allocation reflects our view that large-cap stocks, overall, are in the best position to weather an uncertain economic climate and a potential lowering of earnings expectations. While the smaller allocation to REITs proved helpful to the portfolios' performance, that benefit was offset to a degree by the smaller weighting in small caps versus large caps. Finally, we have viewed international equities as offering somewhat better value than U.S. stocks, and maintained a tilt within the portfolios' overall equity allocations in favor of international stocks. That position also proved to be a constraint on returns as U.S. stocks had a very robust year performance-wise.

     Within the portfolios' fixed-income sleeves, our smaller allocation to longer-term bonds helped relative returns, as the asset class, in general, was negatively affected by rising interest rates over the 12-month period. Our decision to trim the portfolios' exposure to lower-rated, high-yield corporate bonds proved to be a negative for performance, as credit exposure was rewarded in an environment of rising interest rates and optimism about the global economy.

Q: What factors are you watching most closely as you determine strategy for the Pioneer portfolios going forward?

A: In our view, key equity market sentiment indicators increasingly point to excessive optimism. Investor positioning overall also appears strongly biased towards further strength in the stock markets. This is against a backdrop of what we see as challenged corporate fundamentals, with moderate earnings growth and stretched margins across most industries. As a consequence, the recent upward move in the equity markets has mostly come from significant multiple expansions.

     Stocks, in general, appear to be trading at significantly overvalued levels, with U.S. stocks the most overvalued. In our view, valuations of international stocks seem more reasonable than those of U.S. stocks, but have become less attractive following their recent strong performance. Emerging markets equities have lagged the developed markets, largely due to sustained outflows from the asset class. While growth has slowed in several emerging economies, based on our assessment of fair value, equities in the emerging markets are attractive relative to those in developed markets.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 12/31/13                                (continued)
--------------------------------------------------------------------------------

     Within fixed income, the risk/reward profile for most assets remains unattractive in our opinion. Investment-grade corporate bonds continue to offer better value than government bonds, but tighter credit spreads and a growing focus on the part of companies on increasing returns to equity shareholders have reduced their appeal. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) High-yield and emerging markets bonds are somewhat more attractively valued within the context of current low default rates, but may present meaningful downside risks over the longer term as default rates eventually normalize. Against this backdrop, we expect to maintain the portfolios' exposures to short-term bonds at levels that are above our long-term strategic targets.

     It is possible that the current levels of investor exuberance may continue for the short term as fundamentals are seemingly overlooked and central banks around the globe continue to take strong measures to act as a backstop for the markets. At some point, however, we believe the focus will return to the true fundamental qualities of assets. We expect that the result will be to highlight for investors how expensive many assets have become, particularly given the significant challenges still facing the global economy.

     Given our outlook, we believe is it is wise to allow for a margin of safety in positioning the Pioneer portfolios. We will continue to closely monitor the economic backdrop as we manage the portfolios within their strategic asset allocation guidelines.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS 12/31/13
--------------------------------------------------------------------------------

Pioneer Ibbotson Moderate Allocation VCT Portfolio

The Portfolio's Class I shares returned 16.52% at net asset value during the 12-month period ended December 31, 2013, and Class II shares returned 16.24%, while the Standard & Poor's 500 Index (the S&P 500) returned 32.37% and the Barclays Aggregate Bond Index (the Barclays Index) returned -2.02%. During the same 12-month period, the average return of the 232 variable portfolios in Lipper's Mixed-Asset Target Allocation Moderate Underlying Portfolios category was 14.27%.

The Portfolio targeted an asset allocation of 57% to equities and 43% to fixed income during the 12-month period, versus its neutral target of 60% to equities and 40% to fixed income. Within the equity portion of the Portfolio, Pioneer Disciplined Value Fund was the largest holding, at 6.4% of assets on December 31, 2013. Pioneer Mid Cap Value Fund was the next-largest equity holding, at 5.1% of assets. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Bond Fund, at 11.2% of assets, followed closely by Pioneer Short Term Income Fund, at 10.9% of assets.

Pioneer Ibbotson Growth Allocation VCT Portfolio

The Portfolio's Class II shares returned 19.25% at net asset value during the 12-month period months ended December 31, 2013, while the S&P 500 returned 32.37% and the Barclays Index returned -2.02%. During the same 12-month period, the average return of the 290 variable portfolios in Lipper's Mixed-Asset Target Allocation Growth Underlying Portfolios category was 19.36%.

The Portfolio targeted an asset allocation of 69.25% to equities and 30.75% to fixed income during the 12-month period, versus its neutral target of 75% to equities, 25% to fixed income. Within the equity portion of the Portfolio, Pioneer Disciplined Value Fund was the largest holding, at 6.9% of assets on December 31, 2013. Pioneer International Value Fund was the next-largest equity holding, at 6.8% of assets. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Short Term Income Fund, at 8.3% of assets, followed by Pioneer Bond Fund, at 7.5% of assets.


Please refer to the Schedules of Investments on pages 10 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Portfolios' historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Ibbotson Moderate Allocation            PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13
--------------------------------------------------------------------------------

       Shares                                                              Value
                MUTUAL FUNDS - 99.8%
                NON-PIONEER FUNDS - 23.4%
      114,932   BlackRock Capital Appreciation Fund
                Institutional Class                               $    3,276,707
      216,813   BlackRock Global SmallCap Fund
                Institutional Class                                    6,155,308
      130,664   BlackRock International Index Fund
                Institutional Class                                    1,713,004
       80,807   BlackRock International Opportunities
                Portfolio Institutional Class                          3,376,931
      143,702   BlackRock Value Opportunities Fund
                Institutional Class                                    4,408,773
      143,775   INVESCO Global Real Estate Fund
                Class R5                                               1,682,170
      156,900   INVESCO Global Small & Mid Cap
                Growth Fund Class R5                                   3,202,333
      245,429   INVESCO International Growth Fund
                Class R5                                               8,418,204
      136,439   INVESCO Select Companies Fund
                Class R5                                               3,296,359
      782,713   Oppenheimer Commodity Strategy
                Total Return Fund Class Y                              2,355,967
                                                                  --------------
                TOTAL INVESTMENTS IN
                NON-PIONEER FUNDS
                (Cost $26,357,257)                                $   37,885,756
                                                                  --------------
                PIONEER FUNDS - 76.4%
    1,901,590   Pioneer Bond Fund Class Y                         $   18,084,122
      217,059   Pioneer Core Equity Fund Class Y                       3,440,382
      209,768   Pioneer Disciplined Growth Fund
                Class Y                                                3,475,852
      524,259   Pioneer Disciplined Value Fund Class Y                10,285,970
      604,020   Pioneer Dynamic Credit Fund Class Y                    5,979,799
      233,790   Pioneer Emerging Markets Fund
                Class Y                                                6,092,561
       97,437   Pioneer Equity Income Fund Class Y                     3,350,850
        4,641   Pioneer Floating Rate Fund Class Y                        32,347
      124,441   Pioneer Fund Class Y                                   4,902,959
      202,437   Pioneer Fundamental Growth Fund
                Class Y                                                3,415,112
      396,010   Pioneer Global Equity Fund Class Y                     5,092,693
      678,358   Pioneer Global High Yield Fund
                Class Y                                                6,681,830
      282,753   Pioneer Global Multisector
                Income Fund Class Y                                    3,067,870
      299,095   Pioneer High Yield Fund Class Y                        3,194,330
      282,157   Pioneer International Value Fund
                Class Y                                                6,345,708
      300,989   Pioneer Mid Cap Value Fund Class Y                     8,141,755
      155,912   Pioneer Multi-Asset Ultrashort Income
                Fund Class Y                                           1,570,032
       72,625   Pioneer Oak Ridge Small Cap Growth
                Fund Class Y                                           2,904,258
        8,438   Pioneer Real Estate Shares Class Y                       206,900
       88,861   Pioneer Select Mid Cap Growth Fund
                Class Y                                                3,639,738
    1,825,538   Pioneer Short Term Income Fund
                Class Y                                               17,616,437
      552,450   Pioneer Strategic Income Fund Class Y                  5,971,985
                                                                  --------------
                TOTAL INVESTMENTS IN
                PIONEER FUNDS
                (Cost $102,349,073)                               $  123,493,490
                                                                  --------------
                TOTAL INVESTMENTS IN
                SECURITIES - 99.8%
                (Cost $128,706,330) (a)                           $  161,379,246
                                                                  --------------
                OTHER ASSETS AND
                LIABILITIES - 0.2%                                $      336,602
                                                                  --------------
                TOTAL NET ASSETS - 100.0%                         $  161,715,848
                                                                  ==============

(a) At December 31, 2013, the net unrealized appreciation on investments based on cost for federal tax purposes of $130,567,111 was as follows:

        Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value over tax cost     $33,703,740

        Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost over value      (2,891,605)
                                                                           -----------
        Net unrealized appreciation                                        $30,812,135
                                                                           ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2013 aggregated $15,114,616 and $22,694,427, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.) See Notes to Financials Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments See Notes to Notes to Financials Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3.

The following is a summary of the inputs used as of December 31, 2013, in valuing the Portfolio's assets:

                       Level 1        Level 2         Level 3          Total
Mutual Funds       $ 161,379,246  $           --  $            --  $ 161,379,246
                   -------------  --------------  ---------------  -------------
   Total           $ 161,379,246  $           --  $            --  $ 161,379,246
                   =============  ==============  ===============  =============

During the year ended December 31, 2013, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Growth Allocation              PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolio

SCHEDULE OF INVESTMENTS 12/31/13

       Shares                                                              Value
                MUTUAL FUNDS - 99.7%
                NON-PIONEER FUNDS - 25.2%
      157,870   BlackRock Capital Appreciation Fund
                Institutional Class                               $    4,500,883
      315,971   BlackRock Global SmallCap Fund
                Institutional Class                                    8,970,411
      237,653   BlackRock International Index Fund
                Institutional Class                                    3,115,634
      123,231   BlackRock International Opportunities
                Portfolio Institutional Class                          5,149,833
      322,926   BlackRock Value Opportunities Fund
                Institutional Class                                    9,907,378
      457,602   INVESCO Global Real Estate Fund
                Class R5                                               5,353,945
      318,947   INVESCO Global Small & Mid Cap
                Growth Fund Class R5                                   6,509,711
      415,418   INVESCO International Growth Fund
                Class R5                                              14,248,836
      262,736   INVESCO Select Companies Fund
                Class R5                                               6,347,690
    1,602,408   Oppenheimer Commodity Strategy
                Total Return Fund Class Y                              4,823,249
                                                                  --------------
                TOTAL INVESTMENTS IN
                NON-PIONEER FUNDS
                (Cost $52,823,239)                                $   68,927,570
                                                                  --------------
                PIONEER FUNDS - 74.5%
    2,152,452   Pioneer Bond Fund Class Y                         $   20,469,817
      438,452   Pioneer Core Equity Fund Class Y                       6,949,466
      469,026   Pioneer Disciplined Growth Fund
                Class Y                                                7,771,769
      959,488   Pioneer Disciplined Value Fund Class Y                18,825,150
      146,855   Pioneer Dynamic Credit Fund Class Y                    1,453,869
      580,995   Pioneer Emerging Markets Fund Class Y                 15,140,728
      268,965   Pioneer Equity Income Fund Class Y                     9,249,716
      217,384   Pioneer Fund Class Y                                   8,564,929
      547,961   Pioneer Fundamental Growth Fund
                Class Y                                                9,244,104
      927,750   Pioneer Global Equity Fund Class Y                    11,930,864
      526,164   Pioneer Global High Yield Fund Class Y                 5,182,711
      407,555   Pioneer Global Multisector
                Income Fund Class Y                                    4,421,976
        1,890   Pioneer Government Income Fund
                Class Y                                                   17,751
      246,846   Pioneer High Yield Fund Class Y                        2,636,310
      824,920   Pioneer International Value Fund
                Class Y                                               18,552,452
      543,352   Pioneer Mid Cap Value Fund Class Y                    14,697,663
        1,614   Pioneer Oak Ridge Large Cap Growth
                Fund Class Y                                              29,191
      180,575   Pioneer Oak Ridge Small Cap Growth
                Fund Class Y                                           7,221,185
       82,346   Pioneer Real Estate Shares Class Y                     2,019,131
      229,375   Pioneer Select Mid Cap Growth Fund
                Class Y                                                9,395,197
    2,336,813   Pioneer Short Term Income Fund
                Class Y                                               22,550,245
      693,341   Pioneer Strategic Income Fund Class Y                  7,495,014
                                                                  --------------
                TOTAL INVESTMENTS IN
                PIONEER FUNDS
                (Cost $162,259,665)                               $  203,819,238
                                                                  --------------
                TOTAL INVESTMENTS IN
                SECURITIES - 99.7%
                (Cost $215,082,904) (a)                           $  272,746,808
                                                                  --------------
                OTHER ASSETS AND
                LIABILITIES - 0.3%                                $      906,002
                                                                  --------------
                TOTAL NET ASSETS - 100.0%                         $  273,652,810
                                                                  ==============

(a) At December 31, 2013, the net unrealized appreciation on investments based on cost for federal tax purposes of $217,377,391 was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax cost   $60,502,300

    Aggregate gross unrealized depreciation for all
    investments in which there is an excess of tax cost over value    (5,132,883)
                                                                     -----------
    Net unrealized appreciation                                      $55,369,417
                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2013 aggregated $20,440,130 and $23,164,265, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.) See Notes to Financials Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments See Notes to Notes to Financials Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3.

The following is a summary of the inputs used as of December 31, 2013, in valuing the Portfolio's assets:

                       Level 1        Level 2         Level 3          Total
Mutual Funds       $ 272,746,808  $           --  $            --  $ 272,746,808
                   -------------  --------------  ---------------  -------------
  Total            $ 272,746,808  $           --  $            --  $ 272,746,808
                   =============  ==============  ===============  =============

During the year ended December 31, 2013, there were no transfers between Levels 1, 2, and 3.

 The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Year Ended  Year Ended  Year Ended   Year Ended  Year Ended
                                                       12/31/13    12/31/12    12/31/11     12/31/10    12/31/09
Class I
Moderate Allocation VCT Portfolio
Net asset value, beginning of year                     $ 11.07     $ 10.19     $ 10.68      $  9.62     $  7.61
                                                       -------     -------     -------      -------     -------
Increase (decrease) from investment operations:
   Net investment income (a)                           $  0.25     $  0.27     $  0.23      $  0.24     $  0.25
   Net realized and unrealized gain (loss)
     on investments (a)                                   1.54        0.90       (0.43)        1.09        2.07
                                                       -------     -------     -------      -------     -------
     Net increase (decrease) from
       investment operations                           $  1.79     $  1.17     $ (0.20)     $  1.33     $  2.32
Distributions to shareowners:
   Net investment income                               $ (0.30)    $ (0.29)    $ (0.29)     $ (0.27)    $ (0.31)
                                                       -------     -------     -------      -------     -------
Net increase (decrease) in net asset value             $  1.49     $  0.88     $ (0.49)     $  1.06     $  2.01
                                                       -------     -------     -------      -------     -------
Net asset value, end of year                           $ 12.56     $ 11.07     $ 10.19      $ 10.68     $  9.62
                                                       =======     =======     =======      =======     =======
Total return*                                            16.52%      11.77%      (1.95)%      14.24%      31.29%
Ratio of net expenses to average net assets+              0.24%       0.24%       0.24%        0.21%       0.16%
Ratio of net investment income to average net assets+     2.15%       2.53%       2.14%        2.44%       3.07%
Portfolio turnover rate                                     10%          9%         13%          10%         38%
Net assets, end of year (in thousands)                 $13,082     $10,955     $11,339      $15,542     $13,450
Ratios with no waivers of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses                                         0.25%       0.26%       0.26%        0.27%       0.29%
   Net investment income                                  2.14%       2.50%       2.13%        2.38%       2.94%

(a)   Calculated using average shares outstanding for the period.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                       12/31/13    12/31/12    12/31/11    12/31/10    12/31/09
Class II
Moderate Allocation VCT Portfolio
Net asset value, beginning of year                     $  11.07    $  10.18    $  10.67    $   9.61    $   7.59
                                                       --------    --------    --------    --------    --------
Increase (decrease) from investment operations:
    Net investment income (a)                          $   0.21    $   0.25    $   0.22    $   0.21    $   0.24
    Net realized and unrealized gain (loss)
       on investments (a)                                  1.55        0.91       (0.44)       1.10        2.07
                                                       --------    --------    --------    --------    --------
       Net increase (decrease) from
           investment operations                       $   1.76    $   1.16    $  (0.22)   $   1.31    $   2.31
Distributions to shareowners:
    Net investment income                              $  (0.27)   $  (0.27)   $  (0.27)   $  (0.25)   $  (0.29)
                                                       --------    --------    --------    --------    --------
Net increase (decrease) in net asset value             $   1.49    $   0.89    $  (0.49)   $   1.06    $   2.02
                                                       --------    --------    --------    --------    --------
Net asset value, end of year                           $  12.56    $  11.07    $  10.18    $  10.67    $   9.61
                                                       ========    ========    ========    ========    ========
Total return*                                             16.24%      11.59%      (2.18)%     14.03%      31.10%
Ratio of net expenses to average net assets+               0.48%       0.48%       0.48%       0.45%       0.39%
Ratio of net investment income to average net assets+      1.80%       2.31%       2.10%       2.15%       2.87%
Portfolio turnover rate                                      10%          9%         13%         10%         38%
Net assets, end of year (in thousands)                 $148,634    $143,247    $142,543    $161,796    $153,547
Ratios with no waivers of fees and assumption of
    expenses by the Adviser and no reduction for fees
    paid indirectly:
    Total expenses                                         0.49%       0.50%       0.50%       0.51%       0.53%
    Net investment income                                  1.79%       2.29%       2.08%       2.09%       2.73%


(a)   Calculated using average shares outstanding for the period.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                       12/31/13    12/31/12    12/31/11    12/31/10    12/31/09
Class II
Growth Allocation VCT Portfolio
Net asset value, beginning of year                     $  11.17    $  10.17    $  10.72    $   9.53    $   7.38
                                                       --------    --------    --------    --------    --------
Increase (decrease) from investment operations:
    Net investment income (a)                          $   0.19    $   0.19    $   0.16    $   0.15    $   0.17
    Net realized and unrealized gain (loss)
       on investments (a)                                  1.93        1.00       (0.50)       1.23        2.18
                                                       --------    --------    --------    --------    --------
       Net increase (decrease) from
           investment operations                       $   2.12    $   1.19    $  (0.34)   $   1.38    $   2.35
Distributions to shareowners:
    Net investment income                              $  (0.22)   $  (0.19)   $  (0.21)   $  (0.19)   $  (0.20)
                                                       --------    --------    --------    --------    --------
Net increase (decrease) in net asset value             $   1.90    $   1.00    $  (0.55)   $   1.19    $   2.15
                                                       --------    --------    --------    --------    --------
Net asset value, end of year                           $  13.07    $  11.17    $  10.17    $  10.72    $   9.53
                                                       ========    ========    ========    ========    ========
Total return*                                             19.25%      11.89%      (3.27)%     14.76%      32.49%
Ratio of net expenses to average net assets+               0.46%       0.47%       0.48%       0.45%       0.38%
Ratio of net investment income to average net assets+      1.59%       1.80%       1.48%       1.57%       2.04%
Portfolio turnover rate                                       8%          9%         10%          8%         33%
Net assets, end of year (in thousands)                 $273,653    $245,076    $235,400    $266,110    $250,625
Ratios with no waivers of fees and assumption of
    expenses by the Adviser and no reduction for
    fees paid indirectly:
    Total expenses                                         0.46%       0.47%       0.49%       0.49%       0.51%
    Net investment income                                  1.59%       1.80%       1.47%       1.53%       1.91%

(a)   Calculated using average shares outstanding for the period.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/13
--------------------------------------------------------------------------------

                                                                                         Moderate        Growth
                                                                                        Allocation     Allocation
                                                                                       VCT Portfolio  VCT Portfolio
ASSETS:
  Investments in securities of affiliated issuers, at value (at cost $102,349,073 and
     $162,259,665, respectively)                                                       $123,493,490   $ 203,819,238
  Investments in securities of unaffiliated issuers, at value (at cost
     $26,357,257 and
     $52,823,239, respectively)                                                          37,885,756      68,927,570
                                                                                       ------------   -------------
  Total investments in securities, at value (at cost $128,706,330 and
     $215,082,904, respectively)                                                       $161,379,246   $ 272,746,808
  Cash                                                                                      114,974         976,891
  Receivables for:
     Underlying Funds sold                                                                  240,298          21,911
     Dividends                                                                              297,102         298,179
     Other assets                                                                               827             692
                                                                                       ------------   -------------
         Total assets                                                                  $162,032,447   $ 274,044,481
                                                                                       ------------   -------------
LIABILITIES:
  Due to affiliates                                                                    $     60,069   $     111,153
  Payables for:
     Capital stock redeemed                                                                 101,019          20,112
     Underlying Funds purchased                                                             105,302         215,375
  Accrued expenses and other liabilities                                                     50,209          45,031
                                                                                       ------------   -------------
         Total liabilities                                                             $    316,599   $     391,671
                                                                                       ------------   -------------
NET ASSETS:
  Paid-in capital                                                                      $141,652,187   $ 242,749,596
  Undistributed net investment income                                                     3,120,033       4,478,558
  Accumulated net realized loss on investments                                          (15,729,288)    (31,239,248)
  Net unrealized appreciation on investments                                             32,672,916      57,663,904
                                                                                       ------------   -------------
         Total net assets                                                              $161,715,848   $ 273,652,810
                                                                                       ============   =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Net Assets of Class I Shares                                                         $ 13,081,853   $          --
  Net Assets of Class II Shares                                                        $148,633,995   $ 273,652,810
  Class I Shares outstanding                                                              1,041,255              --
  Class II Shares outstanding                                                            11,832,940      20,942,667
  Net Asset Value - Class I Shares                                                     $      12.56   $          --
  Net Asset Value - Class II Shares                                                    $      12.56   $       13.07

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/13

                                                                               Moderate        Growth
                                                                              Allocation     Allocation
                                                                             VCT Portfolio  VCT Portfolio
INVESTMENT INCOME:
  Dividend income from securities of affiliated issuers                       $ 3,131,430   $  4,019,015
  Dividend income from securities of unaffiliated securities                      492,674      1,256,643
  Interest                                                                             86            123
                                                                              -----------   ------------
         Total investment income                                              $ 3,624,190   $  5,275,781
                                                                              -----------   ------------
EXPENSES:
  Management fees                                                             $   217,550   $    356,915
  Transfer agent fees
     Class I                                                                        1,500             --
     Class II                                                                       1,500          1,500
  Distribution fees (Class II)                                                    365,426        644,551
  Administrative fees                                                              56,914         83,019
  Custodian fees                                                                   30,528         27,182
  Professional fees                                                                37,941         40,181
  Printing fees                                                                    30,281         22,543
  Fees and expenses of non-affiliated trustees                                      5,716          5,822
  Miscellaneous                                                                     4,999          6,529
                                                                              -----------   ------------
     Total expenses                                                           $   752,355   $  1,188,242
                                                                              -----------   ------------
     Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                  $   (19,403)  $         --
                                                                              -----------   ------------
     Net expenses                                                             $   732,952   $  1,188,242
                                                                              -----------   ------------
         Net investment income                                                $ 2,891,238   $  4,087,539
                                                                              -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments, affiliated issuers                        $ 6,830,810   $ 10,635,502
  Net realized gain on investments, unaffiliated issuers                        2,900,288      2,856,527
  Change in net unrealized appreciation on investments, affiliated issuers      6,395,807     18,422,575
  Change in net unrealized appreciation on investments, unaffiliated issuers    4,830,435      9,422,235
                                                                              -----------   ------------
  Net gain on investments                                                     $20,957,340   $ 41,336,839
                                                                              ===========   ============
  Net increase net assets resulting from operations                           $23,848,578   $ 45,424,378
                                                                              ===========   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               Moderate Allocation
                                                                                  VCT Portfolio
                                                                           Year Ended       Year Ended
                                                                            12/31/13         12/31/12
FROM OPERATIONS:
Net investment income                                                     $   2,891,238   $   3,626,446
Net realized gain on investments                                              9,731,098       1,026,734
Change in net unrealized appreciation on investments                         11,226,242      12,398,689
                                                                          -------------   -------------
     Net increase in net assets resulting from operations                 $  23,848,578   $  17,051,869
                                                                          -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
  Class I ($0.30 and $0.29 per share, respectively)                       $    (309,120)  $    (305,125)
  Class II ($0.27 and $0.27 per share, respectively)                         (3,369,400)     (3,553,785)
                                                                          -------------   -------------
     Total distributions to shareowners                                   $  (3,678,520)  $  (3,858,910)
                                                                          -------------   -------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sales of shares                                         $   8,559,910   $   3,700,654
Reinvestment of distributions                                                 3,678,520       3,858,910
Cost of shares repurchased                                                  (24,894,974)    (20,431,861)
                                                                          -------------   -------------
  Net decrease in net assets resulting from Portfolio share transactions  $ (12,656,544)  $ (12,872,297)
                                                                          -------------   -------------
  Net increase in net assets                                              $   7,513,514   $     320,662

NET ASSETS:
Beginning of year                                                         $ 154,202,334   $ 153,881,672
                                                                          -------------   -------------
End of year                                                               $ 161,715,848   $ 154,202,334
                                                                          =============   =============
Undistributed net investment income                                       $   3,120,033   $   3,677,800
                                                                          =============   =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------

                                                                                  Growth Allocation
                                                                                     VCT Portfolio
                                                                              Year Ended      Year Ended
                                                                               12/31/13        12/31/12
FROM OPERATIONS:
Net investment income                                                        $   4,087,539   $   4,353,635
Net realized appreciation on investments                                        13,492,029       2,192,693
Change in net unrealized gain on investments                                    27,844,810      20,624,100
                                                                             -------------   -------------
       Net increase in net assets resulting from operations                  $  45,424,378   $  27,170,428
                                                                             -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
   Class II ($0.22 and $0.19 per share, respectively)                        $  (4,629,354)  $  (4,254,826)
                                                                             -------------   -------------
       Total distributions to shareowners                                    $  (4,629,354)  $  (4,254,826)
                                                                             -------------   -------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sales of shares                                            $   7,767,339   $   4,786,292
Reinvestment of distributions                                                    4,629,354       4,254,826
Cost of shares repurchased                                                     (24,614,904)    (22,280,802)
                                                                             -------------   -------------
     Net decrease in net assets resulting from Portfolio share transactions  $ (12,218,211)  $ (13,239,684)
                                                                             -------------   -------------
     Net increase in net assets                                              $  28,576,813   $   9,675,918

NET ASSETS:
Beginning of year                                                            $ 245,075,997   $ 235,400,079
                                                                             -------------   -------------
End of year                                                                  $ 273,652,810   $ 245,075,997
                                                                             =============   =============
Undistributed net investment income                                          $   4,478,558   $   4,628,604
                                                                             =============   =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

                                                   Moderate Allocation
                                                      VCT Portfolio
                                         Year Ended                   Year Ended
                                          12/31/13                     12/31/12
                                  Shares         Amount         Shares         Amount
Class I
Shares sold                        261,806   $   3,113,285        39,236   $     412,957
Reinvestment of distributions       27,429         309,120        29,944         305,125
Less shares repurchased           (237,622)     (2,784,262)     (192,772)     (2,076,260)
                               -----------   -------------   -----------   -------------
   Net increase (decrease)          51,613   $     638,143      (123,592)  $  (1,358,178)
                               ===========   =============   ===========   =============
Class II
Shares sold                        459,636   $   5,446,625       306,550   $   3,287,697
Reinvestment of distributions      298,706       3,369,400       348,410       3,553,785
Less shares repurchased         (1,868,773)    (22,110,712)   (1,711,727)    (18,355,601)
                               -----------   -------------   -----------   -------------
   Net decrease                 (1,110,431)  $ (13,294,687)   (1,056,767)  $ (11,514,119)
                               ===========   =============   ===========   =============

                                                   Growth Allocation
                                                     VCT Portfolio
                                        Year Ended                     Year Ended
                                         12/31/13                       12/31/12
                                  Shares         Amount          Shares        Amount
Class II
Shares sold                        637,061   $   7,767,339       449,626   $   4,786,292
Reinvestment of distributions      401,854       4,629,354       415,916       4,254,826
Less shares repurchased         (2,043,958)    (24,614,904)   (2,074,555)    (22,280,802)
                               -----------   -------------   -----------   -------------
   Net decrease                 (1,005,043)  $ (12,218,211)   (1,209,013)  $ (13,239,684)
                               ===========   =============   ===========   =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Ibbotson Moderate Allocation VCT Portfolio (Moderate Allocation Portfolio) and Pioneer Ibbotson Growth Allocation VCT Portfolio (Growth Allocation Portfolio) (collectively, the Portfolios) are two of 12 portfolios of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. Each portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each Portfolio is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds (underlying funds) rather than direct investment in securities. The Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in the Portfolios entails more direct and indirect expenses than direct investment in the underlying funds. The investment objectives of both the Moderate Allocation Portfolio and Growth Allocation Portfolio are long-term capital growth and current income.

The Moderate Allocation Portfolio offers two classes of shares designated as Class I and Class II shares. The Growth Allocation Portfolio offers one class of shares designated as Class II shares. The Portfolios commenced operations on March 18, 2005. Each class of shares of a Portfolio represents an interest in the same schedule of investments of that Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolios gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of a Portfolio is entitled to one vote. Under dollarweighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Each Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gain and loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of the trade date. The net asset value of each Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of underlying funds are valued at net asset value.

    Dividend income and capital gain distribution of funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolios did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

adjusted for temporary differences. At December 31, 2013, the Portfolios made reclassifications as described below to reflect permanent book/tax differences. These reclassifications have no impact on the net asset values of the respective Portfolios or the result of operations and are designed to present the Portfolios' capital accounts on a tax basis.

---------------------------------------------------------------------------------------------
                                                       Accumulated
                                    Undistributed      Net Realized
                                   Net Investment     Gain (Loss) on
Portfolio                           Income (Loss)      Investments          Paid-in Capital
---------------------------------------------------------------------------------------------
Moderate Allocation Portfolio        $229,515           $(229,515)                $ --
Growth Allocation Portfolio           391,769            (391,769)                  --
---------------------------------------------------------------------------------------------

At December 31, 2013, the Moderate Allocation Portfolio and Growth Allocation Portfolio had net capital loss carryforwards of $13,868,507 and $28,944,761, respectively, of which the following amounts will expire between 2017 and 2018 if not utilized.

--------------------------------------------------------------------------------
                                         Moderate                       Growth
                                        Allocation                    Allocation
                                        Portfolio                     Portfolio
--------------------------------------------------------------------------------
2017                                   $11,761,273                   $27,982,658
2018                                     2,107,234                       962,103
                                       -----------                   -----------
                                       $13,868,507                   $28,944,761
--------------------------------------------------------------------------------

During the year ended December 31, 2013, the Moderate Allocation Portfolio and Growth Portfolio had a capital loss carryforward of $9,434,120 and $13,044,329, respectively, were utilized to offset net realized gains by the Portfolios.

The tax character of distributions paid to shareowners during the years ended December 31, 2012 and December 31, 2013 was as follows:

--------------------------------------------------------------------------------
Moderate Allocation Portfolio                       2013                 2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                  $3,678,520           $3,858,910
                                                 ----------           ----------
Total distributions                              $3,678,520           $3,858,910
                                                 ----------           ----------

--------------------------------------------------------------------------------
Growth Allocation Portfolio                        2013                  2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                 $4,629,354            $4,254,826
                                                ----------            ----------
Total distributions                             $4,629,354            $4,254,826
                                                ----------            ----------

The components of distributable earnings on a federal income tax basis at December 31, 2013 were as follows:

--------------------------------------------------------------------------------------------------------------
                                Undistributed    Net Capital    Other Book/Tax   Net Unrealized
                                  Ordinary          Loss          Temporary       Appreciation
Portfolio                         Income        Carryforward      Differences    (Depreciation)        Total
--------------------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio    $3,120,033     $(13,868,507)    $(1,860,781)     $32,672,916      $20,063,661
Growth Allocation Portfolio       4,478,558      (28,944,761)     (2,294,487)      57,663,904       30,903,214
--------------------------------------------------------------------------------------------------------------

C.  Portfolio Shares and Allocations

    Each Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $216,686 in underwriting commissions on the sale of Trust shares for the year

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

    ended December 31, 2013. Distribution fees for Class II shares of each Portfolio are calculated based on the average daily net asset values attributable to Class II shares of each Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares for a Portfolio based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

D.  Risks

    Some of the underlying funds can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than investments in either higher-grade securities or more established companies, respectively. Each Portfolio's prospectus contains unaudited information regarding that Portfolio's principal risks. Please refer to that document when considering that Portfolio's principal risks.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, is the Portfolios' investment adviser, and manages the Portfolios. Management fees are calculated daily at the following annual rates on investments in underlying funds managed by Pioneer:

-----------------------------------------------------------------------------------------
                                          Management Fee as a Percentage
                                            of each Portfolio's Average
Portfolio                                        Daily Net Assets
-----------------------------------------------------------------------------------------
Moderate Allocation Portfolio      0.13% on net assets up to $2.5 billion
                                   0.11% on assets over $2.5 billion and up to $4 billion
                                   0.10% on assets over $4 billion and up to $5.5 billion
                                   0.08% on assets over $5.5 billion and up to $7 billion
                                   0.08% on assets over $7 billion

Growth Allocation Portfolio        0.13% on net assets up to $2.5 billion
                                   0.11% on assets over $2.5 billion and up to $4 billion
                                   0.10% on assets over $4 billion and up to $5.5 billion
                                   0.08% on assets over $5.5 billion and up to $7 billion
                                   0.08% on assets over $7 billion
-----------------------------------------------------------------------------------------

Management fees are calculated daily at the following annual rates on other investments:

-----------------------------------------------------------------------------------------
                                          Management Fee as a Percentage
                                            of each Portfolio's Average
Portfolio                                        Daily Net Assets
-----------------------------------------------------------------------------------------
Moderate Allocation Portfolio      0.17% on net assets up to $2.5 billion
                                   0.14% on assets over $2.5 billion and up to $4 billion
                                   0.12% on assets over $4 billion and up to $5.5 billion
                                   0.10% on assets over $5.5 billion and up to $7 billion
                                   0.09% on assets over $7 billion

Growth Allocation Portfolio        0.17% on net assets up to $2.5 billion
                                   0.14% on assets over $2.5 billion and up to $4 billion
                                   0.12% on assets over $4 billion and up to $5.5 billion
                                   0.10% on assets over $5.5 billion and up to $7 billion
                                   0.09% on assets over $7 billion
-----------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

PIM has entered into a sub-advisory agreement with Ibbotson Associates, Inc. (Ibbotson), which serves as each Portfolio's subadvisor. PIM, not the Portfolios, pays a portion of the fee it receives from each Portfolio to Ibbotson as compensation for its services to the Portfolios. For the year ended December 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) for both the Moderate Allocation Portfolio and Growth Allocation Portfolio was equivalent to 0.14% of each Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2013:

--------------------------------------------------------------------------------
Portfolio                                                                 Amount
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                            $25,356
Growth Allocation Portfolio                                              $48,504
--------------------------------------------------------------------------------

PIM has contractually agreed to limit ordinary operating expenses of the Portfolios until May 1, 2014 to the extent required to reduce Class II expenses to the following annual expense limitations:

--------------------------------------------------------------------------------
Portfolio                                                              Class II
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                             0.48%
Growth Allocation Portfolio                                               0.48%
--------------------------------------------------------------------------------

Class I expenses for a Portfolio will be reduced only to the extent Portfolio-wide expenses are reduced for Class II shares of that Portfolio. Fees waived and expenses reimbursed during the year ended December 31, 2013 are reflected on the Statements of Operations. These expense limitation agreements do not limit underlying fund fees and expenses indirectly incurred by shareholders. There can be no assurance that PIM will extend an expense limitation agreement for a class of shares beyond the date referred to above.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolios at negotiated rates. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities are the following amounts of transfer agent fees payable to PIMSS at December 31, 2013:

--------------------------------------------------------------------------------
Portfolio                                                                 Amount
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                               $254
Growth Allocation Portfolio                                                 $127
--------------------------------------------------------------------------------

4. Distribution Plans

The Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in distribution fees payable to PFD at December 31, 2013:

--------------------------------------------------------------------------------
Portfolio                                                                 Amount
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                            $34,459
Growth Allocation Portfolio                                              $62,522
--------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

5. Transactions in Underlying Funds - Affiliated Issuers

An affiliated issuer may be considered one in which each fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the following to be affiliated issuers:

-------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund
-------------------------------------------------------------------------------------------------
                                             Beginning   Acquisitions   Dispositions    Ending
                                            Shares/Par    Shares/Par     Shares/Par    Share/Par
Underlying Funds (Affiliated) (Class Y)       Amount        Amount         Amount       Amount
-------------------------------------------------------------------------------------------------
Pioneer Bond Fund                           1,777,587      124,003             --     1,901,590
Pioneer Core Equity Fund*                     305,019           --        (87,960)^     217,059
Pioneer Disciplined Growth Fund*              354,165        9,972       (154,369)^     209,768
Pioneer Disciplined Value Fund*               919,406       74,614       (469,761)^     524,259
Pioneer Dynamic Credit Fund                   380,730      223,290             --       604,020
Pioneer Emerging Markets Fund                 174,075       59,800            (85)      233,790
Pioneer Equity Income Fund                    128,503           --        (31,066)       97,437
Pioneer Floating Rate Fund                     57,226           --        (52,585)        4,641
Pioneer Fund                                  133,754        2,213        (11,526)      124,441
Pioneer Fundamental Growth Fund               257,445           --        (55,008)      202,437
Pioneer Global Equity Fund                    486,431           --        (90,421)      396,010
Pioneer Global High Yield Fund                854,997           --       (176,639)      678,358
Pioneer Global Multisector Income Fund             --      282,753             --       282,753
Pioneer High Yield Fund                       317,899        3,930        (22,734)      299,095
Pioneer International Value Fund              231,349       50,808             --       282,157
Pioneer Mid Cap Value Fund                    334,477        5,950        (39,438)      300,989
Pioneer Multi-Asset Ultrashort Income Fund    134,934       20,978             --       155,912
Pioneer Oak Ridge Small Cap Growth Fund        13,866       58,759             --        72,625
Pioneer Real Estate Shares                     35,315        7,594        (34,471)        8,438
Pioneer Select Mid Cap Growth Fund*           226,678        5,173       (142,990)^      88,861
Pioneer Short Term Income Fund              1,867,735       36,999        (79,196)    1,825,538
Pioneer Strategic Income Fund                 344,703      207,747             --       552,450

                                           Realized    Capital Gain     Dividend      Ending
Underlying Funds (Affiliated) (Class Y)   Gain (Loss)  Distributions     Income        Value
-------------------------------------------------------------------------------------------------
Pioneer Bond Fund                         $        --   $       --     $  716,027  $ 18,084,122
Pioneer Core Equity Fund                      181,480           --         33,117     3,440,382
Pioneer Disciplined Growth Fund               292,588      316,851         26,053     3,475,852
Pioneer Disciplined Value Fund                171,170    1,702,497        136,888    10,285,970
Pioneer Dynamic Credit Fund                        --           --        197,223     5,979,799
Pioneer Emerging Markets Fund                    (372)          --         54,668     6,092,561
Pioneer Equity Income Fund                    471,387      114,636         87,621     3,350,850
Pioneer Floating Rate Fund                     32,256         --            7,940        32,347
Pioneer Fund                                  (62,984)     430,331         63,146     4,902,959
Pioneer Fundamental Growth Fund               367,824      130,507         18,016     3,415,112
Pioneer Global Equity Fund                    375,948           --        100,949     5,092,693
Pioneer Global High Yield Fund               (268,304)          --        560,144     6,681,830
Pioneer Global Multisector Income Fund             --       16,257         94,868     3,067,870
Pioneer High Yield Fund                        15,782      114,288        167,917     3,194,330
Pioneer International Value Fund                   --           --        165,401     6,345,708
Pioneer Mid Cap Value Fund                     91,183      826,031         57,444     8,141,755
Pioneer Multi-Asset Ultrashort Income Fund         --           --         18,065     1,570,032
Pioneer Oak Ridge Small Cap Growth Fund            --      108,862             --     2,904,258
Pioneer Real Estate Shares                    289,280           --         18,698       206,900
Pioneer Select Mid Cap Growth Fund            669,612      372,519             --     3,639,738
Pioneer Short Term Income Fund                 (5,376)          --        399,713    17,616,437
Pioneer Strategic Income Fund                      --       76,557        207,532     5,971,985
                                          -----------   ----------     ----------  ------------
                                          $ 2,621,474   $4,209,336     $3,131,430  $123,493,490
                                          ===========   ==========     ==========  ============

* The Fund was involved in a reorganization on June 7, 2013, please see the Fund's prospectus for additional information.

^   Includes share adjustments related to the reorganization.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund
-------------------------------------------------------------------------------------------------
                                             Beginning   Acquisitions   Dispositions    Ending
                                            Shares/Par    Shares/Par     Shares/Par    Share/Par
Underlying Funds (Affiliated) (Class Y)       Amount        Amount         Amount       Amount
-------------------------------------------------------------------------------------------------
Pioneer Bond Fund                           2,081,934       78,205         (7,687)    2,152,452
Pioneer Core Equity Fund*                     598,934           --       (160,482)^     438,452
Pioneer Disciplined Growth Fund*              863,769           --       (394,743)^     469,026
Pioneer Disciplined Value Fund*             1,737,369       53,478       (831,359)^     959,488
Pioneer Dynamic Credit Fund                        --      146,855             --       146,855
Pioneer Emerging Markets Fund                 438,574      142,421             --       580,995
Pioneer Equity Income Fund                    309,936           --        (40,971)      268,965
Pioneer Fund                                  234,269           --        (16,885)      217,384
Pioneer Fundamental Growth Fund               605,293           --        (57,332)      547,961
Pioneer Global Equity Fund                    978,468           --        (50,718)      927,750
Pioneer Global High Yield Fund                520,769       13,320         (7,925)      526,164
Pioneer Global Multisector Income Fund        298,574      108,981             --       407,555
Pioneer Government Income Fund                  1,999           --           (109)        1,890
Pioneer High Yield Fund                       250,877        3,244         (7,275)      246,846
Pioneer International Value Fund              726,950       97,970             --       824,920
Pioneer Mid Cap Value Fund                    614,466           --        (71,114)      543,352
Pioneer Oak Ridge Large Cap Growth Fund         2,276           --           (662)        1,614
Pioneer Oak Ridge Small Cap Growth Fund       146,322       34,253             --       180,575
Pioneer Real Estate Shares                     99,322       20,774        (37,750)       82,346
Pioneer Select Mid Cap Growth Fund*           376,103       14,500       (161,228)^     229,375
Pioneer Short Term Income Fund              2,122,689      214,124             --     2,336,813
Pioneer Strategic Income Fund                 467,325      226,016             --       693,341

                                           Realized    Capital Gain     Dividend      Ending
Underlying Funds (Affiliated) (Class Y)   Gain (Loss)  Distributions     Income        Value
-------------------------------------------------------------------------------------------------
Pioneer Bond Fund                          $    6,616  $        --     $  823,179  $ 20,469,817
Pioneer Core Equity Fund                      243,188           --         65,016     6,949,466
Pioneer Disciplined Growth Fund               492,734      719,794         58,051     7,771,769
Pioneer Disciplined Value Fund                163,079    3,349,969        265,025    18,825,150
Pioneer Dynamic Credit Fund                        --           --         12,749     1,453,869
Pioneer Emerging Markets Fund                      --           --        135,677    15,140,728
Pioneer Equity Income Fund                    198,723      310,671        227,021     9,249,716
Pioneer Fund                                 (154,753)     759,458        109,025     8,564,929
Pioneer Fundamental Growth Fund               374,448      342,824         48,054     9,244,104
Pioneer Global Equity Fund                    230,681           --        235,577    11,930,864
Pioneer Global High Yield Fund                 (6,816)          --        369,776     5,182,711
Pioneer Global Multisector Income Fund             --       21,728        130,882     4,421,976
Pioneer Government Income Fund                     45           --          1,000        17,751
Pioneer High Yield Fund                        24,302       94,322        135,928     2,636,310
Pioneer International Value Fund                   --           --        482,980    18,552,452
Pioneer Mid Cap Value Fund                     54,612    1,524,581        103,685    14,697,663
Pioneer Oak Ridge Large Cap Growth Fund         4,570           --             --        29,191
Pioneer Oak Ridge Small Cap Growth Fund            --      317,680             --     7,221,185
Pioneer Real Estate Shares                    168,073           --         64,782     2,019,131
Pioneer Select Mid Cap Growth Fund            484,773      818,880             --     9,395,197
Pioneer Short Term Income Fund                     --           --        476,215    22,550,245
Pioneer Strategic Income Fund                      --       91,320        274,393     7,495,014
                                           ----------  -----------     ----------  ------------
                                           $2,284,275  $ 8,351,227     $4,019,015  $203,819,238
                                           ==========  ===========     ==========  ============

* The Fund was involved in a reorganization on June 7, 2013, please see the Fund's prospectus for additional information.

^   Includes share adjustments related to the reorganization.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Trustees of Pioneer Variable Contracts Trust and Shareowners of Pioneer Ibbotson Moderate and Growth Allocation VCT Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pioneer Ibbotson Moderate Allocation VCT Portfolio and Pioneer Ibbotson Growth Allocation VCT Portfolio (two of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust")) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the Trust's custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Ibbotson Moderate Allocation and Pioneer Ibbotson Growth Allocation VCT Portfolios (two of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2014

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Ibbotson Moderate Allocation VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Ibbotson Associates, Inc. (the Sub-Adviser) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and the Sub-Adviser to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2013 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM, the Sub-Adviser and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by each of PIM and the Sub- Adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement.

With respect to PIM, the Trustees considered that PIM supervises and monitors the performance of the Sub-Adviser and the Portfolio's other service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

With respect to the Sub-Adviser, the Trustees considered the Sub-Adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of the Sub-Adviser and the personnel of the Sub-Adviser who provide investment management services to the Portfolio. They noted that the Sub-Adviser does not provide investment advice with respect to the purchase and sale of individual portfolio securities by the Portfolio, and further noted that the Sub-Adviser's responsibilities are limited to developing the asset class model, selecting the underlying funds in which the Portfolio invests, determining the allocations to those funds and changing those allocations from time to time.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by each of PIM and the Sub-Adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement, respectively.

Performance of the Portfolio

The Trustees review the Portfolio's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS          (continued)
--------------------------------------------------------------------------------

index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one and three year periods ended June 30, 2013 and in the third quintile of its Morningstar category for the five year period ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the Portfolio's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory and sub-advisory agreements. The Trustees considered reasons for the underperformance of the Portfolio relative to its peer group. The Trustees agreed that they would continue to closely monitor the Portfolio's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the Sub-Adviser pursuant to the sub-advisory agreement. The Trustees evaluated the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM, and the services provided by the respective parties under such agreements.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2013 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2013 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees also compared the expense ratio of the Portfolio with the funds in the Portfolio's Morningstar peer group, and noted that the Portfolio's expense ratio for the twelve months ended June 30, 2013 was also in the fourth quintile relative to its Morningstar category. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Portfolio. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer groups. The Trustees considered the impact of the Portfolio's non-management fee expenses on the Portfolio's expense ratio, noting that such non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the Portfolio's peer groups, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Sub-Adviser and the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees reviewed management fees charged by the Sub-Adviser to its other clients. The Trustees noted that the sub-advisory fees paid to the Sub-Adviser with respect to the Portfolio were within the range of the fee rates charged by the Sub-Adviser to its other clients.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the Sub-Adviser, were reasonable in relation to the nature and quality of the services provided by PIM and the Sub-Adviser to the Portfolio.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolios. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Portfolio. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to each of PIM and the Sub-Adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to each of PIM and the Sub-Adviser by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the Sub-Adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the Sub-Adviser, including, in each case, the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS          (continued)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Ibbotson Growth Allocation VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Ibbotson Associates, Inc. (the Sub-Adviser) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and the Sub-Adviser to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2013 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM, the Sub-Adviser and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by each of PIM and the Sub- Adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement.

With respect to PIM, the Trustees considered that PIM supervises and monitors the performance of the Sub-Adviser and the Portfolio's other service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

With respect to the Sub-Adviser, the Trustees considered the Sub-Adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of the Sub-Adviser and the personnel of the Sub-Adviser who provide investment management services to the Portfolio. They noted that the Sub-Adviser does not provide investment advice with respect to the purchase and sale of individual portfolio securities by the Portfolio, and further noted that the Sub-Adviser's responsibilities are limited to developing the asset class model, selecting the underlying funds in which the Portfolio invests, determining the allocations to those funds and changing those allocations from time to time.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by each of PIM and the Sub-Adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement, respectively.

Performance of the Portfolio

The Trustees review the Portfolio's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

(Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one and three year periods ended June 30, 2013 and in the fourth quintile of its Morningstar category for the five year period ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the Portfolio's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory and sub-advisory agreements. The Trustees considered reasons for the underperformance of the Portfolio relative to its peer group. The Trustees agreed that they would continue to closely monitor the Portfolio's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the Sub-Adviser pursuant to the sub-advisory agreement. The Trustees evaluated the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM, and the services provided by the respective parties under such agreements.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2013 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that the Portfolio's management fee was approximately two basis points higher than the median management fee of its Morningstar peer group. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2013 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees also compared the expense ratio of the Portfolio with the funds in the Portfolio's Morningstar peer group, and noted that the Portfolio's expense ratio for the twelve months ended June 30, 2013 was also in the fourth quintile relative to its Morningstar category. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Portfolio. They also noted the Portfolio's relatively small asset size compared to most of the other funds in its peer groups. The Trustees considered the impact of the Portfolio's non-management fee expenses on the Portfolio's expense ratio, noting that such non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the Portfolio's peer groups, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Sub-Adviser and the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees reviewed management fees charged by the Sub-Adviser to its other clients. The Trustees noted that the sub-advisory fees paid to the Sub-Adviser with respect to the Portfolio were within the range of the fee rates charged by the Sub-Adviser to its other clients.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the Sub-Adviser, were reasonable in relation to the nature and quality of the services provided by PIM and the Sub-Adviser to the Portfolio.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS          (continued)
--------------------------------------------------------------------------------

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolios. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Portfolio. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to each of PIM and the Sub-Adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to each of PIM and the Sub-Adviser by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the Sub-Adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the Sub-Adviser, including, in each case, the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Investment Adviser
Pioneer Investment Management, Inc.

Investment Sub-Adviser
Ibbotson Associates, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 54 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 49 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD      LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST     AND TERM OF OFFICE       PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Thomas J. Perna (63)       Chairman of the    Trustee since 2006.      Private investor (2004 - 2008 and   Director, Broadridge
                           Board and Trustee  Serves until a           2013 - present); Chairman (2008 -   Financial Solutions, Inc.
                                              successor trustee is     2013) and Chief Executive Officer   (investor communications
                                              elected or earlier       (2008 - 2012), Quadriserv, Inc.     and securities processing
                                              retirement or removal.   (technology products for            provider for financial
                                                                       securities lending industry); and   services industry) (2009
                                                                       Senior Executive Vice President,    - present); Director,
                                                                       The Bank of New York (financial     Quadriserv, Inc. (2005 -
                                                                       and securities services) (1986 -    2013); and Commissioner,
                                                                       2004)                               New Jersey State Civil
                                                                                                           Service Commission (2011
                                                                                                           - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)         Trustee            Trustee since 2005.      Managing Partner, Federal City      Director of Enterprise
                                              Serves until a           Capital Advisors (corporate         Community Investment,
                                              successor trustee is     advisory services company) (1997    Inc. (privately held
                                              elected or earlier       - 2004 and 2008 - present);         affordable housing
                                              retirement or removal.   Interim Chief Executive Officer,    finance company) (1985 -
                                                                       Oxford Analytica, Inc. (privately   2010); Director of Oxford
                                                                       held research and consulting        Analytica, Inc. (2008 -
                                                                       company) (2010); Executive Vice     present); Director of The
                                                                       President and Chief Financial       Swiss Helvetia Fund, Inc.
                                                                       Officer, I-trax, Inc. (publicly     (closed-end fund) (2010 -
                                                                       traded health care services         present); and Director of
                                                                       company) (2004 - 2007); and         New York Mortgage Trust
                                                                       Executive Vice President and        (publicly traded mortgage
                                                                       Chief Financial Officer, Pedestal   REIT) (2004 - 2009, 2012
                                                                       Inc. (internet-based mortgage       - present)
                                                                       trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)  Trustee            Trustee since 2008.      William Joseph Maier Professor of   Trustee, Mellon
                                              Serves until a           Political Economy, Harvard          Institutional Funds
                                              successor trustee is     University (1972 - present)         Investment Trust and
                                              elected or earlier                                           Mellon Institutional
                                              retirement or removal.                                       Funds Master Portfolio
                                                                                                           (oversaw 17 portfolios in
                                                                                                           fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE      PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Margaret B.W. Graham (66)  Trustee         Trustee since 2000.     Founding Director, Vice President   None
                                           Serves until a          and Corporate Secretary, The
                                           successor trustee is    Winthrop Group, Inc. (consulting
                                           elected or earlier      firm) (1982 - present); Desautels
                                           retirement or removal.  Faculty of Management, McGill
                                                                   University (1999 - present); and
                                                                   Manager of Research Operations
                                                                   and Organizational Learning,
                                                                   Xerox PARC, Xerox's advance
                                                                   research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)   Trustee         Trustee since 1995.     President and Chief Executive       Director of New America
                                           Serves until a          Officer, Newbury, Piret &           High Income Fund, Inc.
                                           successor trustee is    Company, Inc. (investment banking   (closed-end investment
                                           elected or earlier      firm) (1981 - present)              company) (2004 -
                                           retirement or removal.                                      present); and member,
                                                                                                       Board of Governors,
                                                                                                       Investment Company
                                                                                                       Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)       Trustee         Trustee since 2008.     Senior Counsel, Sullivan &          Director, The Swiss
                                           Serves until a          Cromwell LLP (law firm) (1998 -     Helvetia Fund, Inc.
                                           successor trustee is    present); and Partner, Sullivan &   (closed-end investment
                                           elected or earlier      Cromwell LLP (prior to 1998)        company) (1995 - 2012);
                                           retirement or removal.                                      and Director, Invesco,
                                                                                                       Ltd. (formerly AMVESCAP,
                                                                                                       PLC) (investment manager)
                                                                                                       (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE       PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
Daniel K.                  Trustee,        Trustee since 2007.      Chairman (2013 - present),         None
Kingsbury (55)*            President and   Serves until a           Director, CEO and President of
                           Chief           successor trustee is     PIM-USA (since February 2007);
                           Executive       elected or earlier       Chairman (2013 - present),
                           Officer         retirement or removal.   Director and President of Pioneer
                                                                    and Pioneer Institutional Asset
                                                                    Management, Inc. (since February
                                                                    2007); President and Chief
                                                                    Executive Officer of all the
                                                                    Pioneer Funds (since 2014);
                                                                    Executive Vice President of all
                                                                    of the Pioneer Funds (2007 -
                                                                    2013); Director of PGAM (2007 -
                                                                    2010); Head of New Europe
                                                                    Division, PGAM (2000 - 2005); and
                                                                    Head of New Markets Division,
                                                                    PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

++ Effective January 28, 2014, Mr. Marc O. Mayer became an Independent Trustee of the Portfolio, and Mr. Kenneth J. Taubes became an Interested Trustee of the Portfolio.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS+++
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD         LENGTH OF SERVICE                                              OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE      PRINCIPAL OCCUPATION                   HELD BY THIS OFFICER
John F. Cogan, Jr. (87)**  President and Chief   Since 1994. Serves at   President of all of the Pioneer        None
                           Executive Officer***  the discretion of the   Funds; Non-Executive Chairman and a
                                                 Board.                  director of Pioneer Investment
                                                                         Management USA Inc. ("PIM-USA")
                                                                         (until November 2013); Chairman and a
                                                                         director of Pioneer (until November
                                                                         2013); Chairman and Director of
                                                                         Pioneer Institutional Asset
                                                                         Management, Inc. (until November
                                                                         2013); Director of Pioneer
                                                                         Alternative Investment Management
                                                                         Limited (Dublin) (until October
                                                                         2011); President and a director of
                                                                         Pioneer Alternative Investment
                                                                         Management (Bermuda) Limited and
                                                                         affiliated funds (until November
                                                                         2013); Deputy Chairman and a director
                                                                         of Pioneer Global Asset Management
                                                                         S.p.A. ("PGAM") (until April 2010);
                                                                         Director of Nano-C, Inc. (since
                                                                         2003); Director of Cole Management
                                                                         Inc. (2004 - 2011); Director of
                                                                         Fiduciary Counseling, Inc. (until
                                                                         December 2011); Trustee of all of the
                                                                         Pioneer Funds (until November 2013);
                                                                         and Retired Partner, Wilmer Cutler
                                                                         Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49) Secretary and Chief   Since 2003. Serves at   Vice President and Associate General   None
                           Legal Officer         the discretion of the   Counsel of Pioneer since January
                                                 Board.                  2008; Secretary and Chief Legal
                                                                         Officer of all of the Pioneer Funds
                                                                         since June 2010; Assistant Secretary
                                                                         of all of the Pioneer Funds from
                                                                         September 2003 to May 2010; and Vice
                                                                         President and Senior Counsel of
                                                                         Pioneer from July 2002 to December
                                                                         2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)     Assistant Secretary   Since 2010. Serves at   Fund Governance Director of Pioneer    None
                                                 the discretion of the   since December 2006 and Assistant
                                                 Board.                  Secretary of all the Pioneer Funds
                                                                         since June 2010; Manager - Fund
                                                                         Governance of Pioneer from December
                                                                         2003 to November 2006; and Senior
                                                                         Paralegal of Pioneer from January
                                                                         2000 to November 2003.
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)          Assistant Secretary   Since 2010. Serves at   Counsel of Pioneer since June 2007     None
                                                 the discretion of the   and Assistant Secretary of all the
                                                 Board.                  Pioneer Funds since June 2010; and
                                                                         Vice President and Counsel at State
                                                                         Street Bank from October 2004 to June
                                                                         2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)       Treasurer and Chief   Since 2008. Serves at   Vice President - Fund Treasury of      None
                           Financial and         the discretion of the   Pioneer; Treasurer of all of the
                           Accounting Officer    Board.                  Pioneer Funds since March 2008;
                                                                         Deputy Treasurer of Pioneer from
                                                                         March 2004 to February 2008; and
                                                                         Assistant Treasurer of all of the
                                                                         Pioneer Funds from March 2004 to
                                                                         February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)      Assistant Treasurer   Since 2000. Serves at   Director - Fund Treasury of Pioneer;   None
                                                 the discretion of the   and Assistant Treasurer of all of the
                                                 Board.                  Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)         Assistant Treasurer   Since 2002. Serves at   Fund Accounting Manager - Fund         None
                                                 the discretion of the   Treasury of Pioneer; and Assistant
                                                 Board.                  Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

*** Mr. Cogan resigned as President and Chief Executive Officer of the Portfolio effective January 1, 2014.

+++ Mr. Mark D. Goodwin became Executive Vice President of the Portfolio effective January 28, 2014.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD         LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE       PRINCIPAL OCCUPATION                HELD BY THIS OFFICER
David F. Johnson (34)      Assistant             Since 2009. Serves at    Fund Administration Manager -       None
                           Treasurer             the discretion of the    Fund Treasury of Pioneer since
                                                 Board.                   November 2008; Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since January 2009; and
                                                                          Client Service Manager -
                                                                          Institutional Investor Services
                                                                          at State Street Bank from March
                                                                          2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)       Chief Compliance      Since 2010. Serves at    Chief Compliance Officer of         None
                           Officer               the discretion of the    Pioneer and of all the Pioneer
                                                 Board.                   Funds since March 2010; Director
                                                                          of Adviser and Portfolio
                                                                          Compliance at Pioneer since
                                                                          October 2005; and Senior
                                                                          Compliance Officer for Columbia
                                                                          Management Advisers, Inc. from
                                                                          October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)       Anti-Money            Since 2006. Serves at    Director - Transfer Agency          None
                           Laundering            the discretion of the    Compliance of Pioneer and
                           Officer               Board.                   Anti-Money Laundering Officer of
                                                                          all the Pioneer funds since 2006
-----------------------------------------------------------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18685-08-0214

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        10

  Notes to Financial Statements                                               15

  Report of Independent Registered Public Accounting Firm                     18

  Approval of Investment Advisory Agreement                                   19

  Trustees, Officers and Service Providers                                    22

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         92.1%
International Common Stocks                                                 6.9%
Exchange Traded Fund                                                        1.0%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 29.4%
Industrials                                                                12.5%
Health Care                                                                11.9%
Information Technology                                                     10.6%
Energy                                                                      9.1%
Consumer Discretionary                                                      8.7%
Utilities                                                                   8.0%
Materials                                                                   5.6%
Consumer Staples                                                            4.2%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
1. The Goodyear Tire & Rubber Co.                                          1.97%
--------------------------------------------------------------------------------
2. Terex Corp.                                                             1.97
--------------------------------------------------------------------------------
3. Regions Financial Corp.                                                 1.92
--------------------------------------------------------------------------------
4. Superior Energy Services, Inc.                                          1.87
--------------------------------------------------------------------------------
5. Skyworks Solutions, Inc.                                                1.77
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                           12/31/13         12/31/12
   Class I                                           $22.96           $17.42
   Class II                                          $22.79           $17.30

                                Net
Distributions per Share         Investment       Short-Term        Long-Term
(1/1/13 - 12/31/13)             Income           Capital Gains     Capital Gains
   Class I                      $0.1906               $ -               $ -
   Class II                     $0.1485               $ -               $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

            Pioneer Mid Cap Value   Pioneer Mid Cap Value     Russell Midcap
            VCT Portfolio, Class I  VCT Portfolio, Class II   Value Index
12/31/2003  $ 10,000                $ 10,000                  $ 10,000
12/31/2004  $ 12,212                $ 12,177                  $ 12,371
12/31/2005  $ 13,174                $ 13,108                  $ 13,935
12/31/2006  $ 14,833                $ 14,716                  $ 16,752
12/31/2007  $ 15,661                $ 15,502                  $ 16,514
12/31/2008  $ 10,402                $ 10,269                  $ 10,165
12/31/2009  $ 13,063                $ 12,864                  $ 13,643
12/31/2010  $ 15,443                $ 15,165                  $ 17,019
12/31/2011  $ 14,573                $ 14,279                  $ 16,784
12/31/2012  $ 16,192                $ 15,825                  $ 19,890
12/31/2013  $ 21,552                $ 21,008                  $ 26,545

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2013)

--------------------------------------------------------------------------------
                                  Class I                            Class II
--------------------------------------------------------------------------------
10 Years                            7.98%                               7.71%
5 Years                            15.68%                              15.39%
1 Year                             33.10%                              32.75%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from July 1, 2013, through December 31, 2013.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                   $1,000.00          $1,000.00
Ending Account Value on 12/31/13                    $1,169.60          $1,168.06
Expenses Paid During Period*                        $    3.88          $    5.25

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.96% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2013, through December 31, 2013.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                   $1,000.00          $1,000.00
Ending Account Value on 12/31/13                    $1,021.63          $1,020.37
Expenses Paid During Period*                        $    3.62          $    4.89


* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.96% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13
--------------------------------------------------------------------------------

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Edward T. "Ned" Shadek, Jr. and Timothy Horan discuss their investment approach as well as the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the 12-month period ended December 31, 2013. Mr. Shadek, a senior vice president and portfolio manager at Pioneer, became a manager of the Portfolio on January 22, 2013, replacing Rod Wright. Mr. Horan, a vice president and portfolio manager at Pioneer, has been a manager of the Portfolio since 2011. Mr. Shadek and Mr. Horan are responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2013?

A: Pioneer Mid Cap Value VCT Portfolio's Class I shares returned 33.10% at net asset value during the 12-month period ended December 31, 2013, and Class II shares returned 32.75%. During the same period, the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index), returned 33.46%, and the average return of the 217 variable portfolios in Lipper's Multi-Cap Core Underlying Funds category was 28.72%.

Q: Could you discuss some of the changes you have made since the changes to the Portfolio's management team took effect in January of 2013?

A: Our primary modifications to the Portfolio's investment process were to lower its market-capitalization range and to closely monitor the make-up of the benchmark, the Russell Index. Our goal was, for lack of a better term, to "go cheap" when purchasing stocks for the balance of the Portfolio's fiscal year ended December 31, 2013.

     The next step we took was to implement a consistent, repeatable investment process aimed at filtering the Portfolio's investment universe down to a more manageable target list of opportunities. Thus, we established a quantitative "screen" that targets specific company characteristics with regard to valuation, fundamentals, and momentum triggers. The goal of the "screen" was to generate more investment ideas for the Portfolio, more efficiently and more consistently.

     Once our investment process was established, we started transitioning the Portfolio into a pure value-based strategy that lies solidly within the mid-/smaller-cap range of the mid-cap market. Our goal is to have a Portfolio that is statistically less expensive than the Russell Index, and that also can provide solid benchmark-relative performance, regardless of where we are in the economic cycle.

     As of the end of the fiscal year, we believe the Portfolio is where we want it to be. Of course, this is a never-ending process, but most of the heavy lifting has been done and we feel that the Portfolio is in good shape.

Q: How would you describe the market environment for equity investors during the 12-month period ended December 31, 2013?

A: We would describe the environment over the past 12 months as a perfect one for equity investors. Interest rates, despite climbing a bit during the summer of 2013, stayed relatively low and the U.S. economy got modestly better. The modest level of economic growth was just right for equity investors, as a rip-roaring economy can sometimes drive interest rates too high, and growth that is too slow can hurt corporate earnings. Over the past 12 months, we would characterize the U.S. economy as not too hot, but also not too cold, and thus it was an economic climate very conducive to strong stock market performance.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Q: The Portfolio's performance was basically in line with, but did slightly lag that of its benchmark, the Russell Index, during the 12-month period ended December 31, 2013. What factors contributed to or detracted from the Portfolio's benchmark-relative performance during the period?

A: Stock selection within the industrials and information technology sectors detracted the most from the Portfolio's benchmark-relative performance during the 12-month period, while stock selection in financials made the biggest contribution to relative returns.

     In industrials, the Portfolio's worst performer was Joy Global, a mining and equipment firm whose performance was hurt by the downturn in commodities prices during the 12-month period. Commodities have suffered as China and some other countries in the emerging markets have cut back on orders. We have retained the Portfolio's position in Joy Global despite the company's disappointing performance and weak headline fundamentals, because we still see some value there. The stock is cheap, and the company's after-market business involving the sale of replacement parts is doing well.

     In information technology, the Portfolio's position in Nuance Communications hurt relative performance, as did not owning Micron Technology, a semiconductor firm which made a major contribution to the Russell Index's return during the period. Nuance, a producer of voice recognition software, has made a lot of acquisitions recently, and management's integration efforts have not gone as well as expected. In addition, Nuance's balance sheet has deteriorated, and the company has more debt than we would like to see. We sold the Portfolio's position before period end. As for Micron Technology, it has, historically, been a very "boom or bust" stock and we decided not to "chase" the returns, which turned out to be a negative factor in the Portfolio's relative performance during the 12-month period.

     Also, even though the Portfolio's holdings in the financials sector generally fared well during the period, a position in the sector -- American Campus Communities (ACC) -- was, after Joy Global, the second-biggest detractor from benchmark-relative returns. ACC is a real estate company focused on college student housing. ACC's performance has struggled as integration of an acquisition has driven down lease-up rates and, therefore, the company's earnings prospects and performance have been, and we think will continue to be, negative. We sold the Portfolio's position.

     Elsewhere in financials, the news was much better for the Portfolio. The top-performing position in the sector during the 12-month period was a benchmark-relative overweight stake in Ameriprise Financial. Ameriprise's wealth-management division has done quite well, and the company also has made some good acquisitions at the margin, while engaging in some recent share buybacks. The Portfolio still holds Ameriprise's stock, but we slightly reduced the position during the period.

     The top-performing holding in the Portfolio overall during the period, relative to the benchmark, was in the health care sector: Actavis, a global, integrated specialty pharmaceutical company. The stock price rose during the period as the company beat earnings estimates, and future estimates appear to be on an upward trajectory.

     Stock selection in the consumer discretionary sector also aided the Portfolio's relative returns during the period. Within the sector, positions in Goodyear Tire & Rubber and Jarden placed second and third, respectively, behind Actavis in terms of contributions to benchmark-relative performance during the 12-month period.

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Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13                             (continued)
--------------------------------------------------------------------------------

Q:   What is your outlook as we move into 2014?

A: Despite the very strong equity market performance in 2013, we remain generally optimistic about future returns. However, we believe returns are likely to be more muted in 2014. Last year's very sharp market rise was driven primarily by earnings multiple expansion and, to a far lesser degree, earnings growth. While the market does not appear expensive, it is no longer cheap from a historical perspective. Earnings growth does appear likely to reaccelerate on the back of a better global economic backdrop, especially with Japan's and Europe's economies improving; however, growth in some emerging markets may not be as strong as in recent years.

     We plan to continue to focus our efforts on stock-picking, which we believe is the Portfolio's key competitive advantage and primary performance driver. Our approach to stock-picking emphasizes bottom-up, fundamental analysis. We believe our approach is durable and repeatable and can deliver reasonable investment results across the business cycle, and in a variety of market conditions.

Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13
--------------------------------------------------------------------------------

          Shares                                                           Value
                    COMMON STOCKS - 98.9%
                    Energy - 9.2%
                    Oil & Gas Drilling - 1.4%
         600,686    Precision Drilling Corp.                   $       5,628,428
                                                               -----------------
                    Oil & Gas Equipment &
                    Services - 3.0%
         278,274    Superior Energy Services, Inc.*            $       7,404,871
         272,806    Weatherford International,
                    Ltd./Switzerland*                                  4,225,765
                                                               -----------------
                                                               $      11,630,636
                                                               -----------------
                    Oil & Gas Exploration &
                    Production - 4.8%
          45,465    Cimarex Energy Co.                         $       4,769,733
         141,555    Marathon Oil Corp.                                 4,996,892
          65,662    Rosetta Resources, Inc.*                           3,154,402
         100,771    Whiting Petroleum Corp.*                           6,234,702
                                                               -----------------
                                                               $      19,155,729
                                                               -----------------
                    Total Energy                               $      36,414,793
                                                               -----------------
                    Materials - 5.6%
                    Diversified Chemicals - 1.7%
          82,346    Eastman Chemical Co.                       $       6,645,322
                                                               -----------------
                    Specialty Chemicals - 1.1%
          48,257    Cytec Industries, Inc.                     $       4,495,622
                                                               -----------------
                    Metal & Glass Containers - 1.4%
         121,958    Crown Holdings, Inc.*                      $       5,435,668
                                                               -----------------
                    Paper Products - 1.4%
         115,926    International Paper Co.                    $       5,683,852
                                                               -----------------
                    Total Materials                            $      22,260,464
                                                               -----------------
                    Capital Goods - 8.7%
                    Construction &
                    Engineering - 1.0%
         129,278    KBR, Inc.                                  $       4,122,675
                                                               -----------------
                    Electrical Components &
                    Equipment - 1.9%
          70,072    Eaton Corp Plc                             $       5,333,881
          39,415    Generac Holdings, Inc.                             2,232,466
                                                               -----------------
                                                               $       7,566,347
                                                               -----------------
                    Construction & Farm
                    Machinery & Heavy
                    Trucks - 4.3%
          74,210    Joy Global, Inc.                           $       4,340,543
          84,486    PACCAR, Inc.                                       4,999,037
         185,470    Terex Corp.*                                       7,787,885
                                                               -----------------
                                                               $      17,127,465
                                                               -----------------
                    Industrial Machinery - 1.5%
          87,085    Crane Co.                                  $       5,856,466
                                                               -----------------
                    Total Capital Goods                        $      34,672,953
                                                               -----------------
                    Commercial Services &
                    Supplies - 1.4%
                    Security & Alarm Services - 0.4%
          53,585    Corrections Corp. of America, Inc.         $       1,718,471
                                                               -----------------
                    Human Resource &
                    Employment Services - 1.0%
          95,078    Robert Half International, Inc.            $       3,992,325
                                                               -----------------
                    Total Commercial Services
                    & Supplies                                 $       5,710,796
                                                               -----------------
                    Transportation - 2.4%
                    Air Freight & Logistics - 0.7%
          62,783    Atlas Air Worldwide Holdings, Inc.*        $       2,583,520
                                                               -----------------
                    Trucking - 1.7%
          93,323    Ryder System, Inc.                         $       6,885,371
                                                               -----------------
                    Total Transportation                       $       9,468,891
                                                               -----------------
                    Automobiles &
                    Components - 3.2%
                    Auto Parts & Equipment - 1.2%
          84,748    Tenneco, Inc.*                             $       4,794,194
                                                               -----------------
                    Tires & Rubber - 2.0%
         326,874    The Goodyear Tire & Rubber Co.             $       7,795,943
                                                               -----------------
                    Total Automobiles
                    & Components                               $      12,590,137
                                                               -----------------
                    Consumer Durables &
                    Apparel - 2.8%
                    Homebuilding - 1.4%
         244,810    DR Horton, Inc.                            $       5,464,159
                                                               -----------------
                    Housewares & Specialties - 1.4%
          88,512    Jarden Corp.*                              $       5,430,211
                                                               -----------------
                    Total Consumer Durables
                    & Apparel                                  $      10,894,370
                                                               -----------------
                    Retailing - 2.8%
                    Department Stores - 1.3%
          95,457    Macy's, Inc.                               $       5,097,404
                                                               -----------------
                    Apparel Retail - 1.5%
          78,118    Ross Stores, Inc.                          $       5,853,382
                                                               -----------------
                    Computer & Electronics
                    Retail - 0.0%+
           3,256    Rent-A-Center, Inc.*                       $         108,555
                                                               -----------------
                    Total Retailing                            $      11,059,341
                                                               -----------------
                    Food, Beverage &
                    Tobacco - 3.8%
                    Soft Drinks - 1.4%
         129,046    Coca-Cola Enterprises, Inc.                $       5,694,800
                                                               -----------------
                    Agricultural Products - 0.9%
          50,879    Ingredion, Inc.                            $       3,483,176
                                                               -----------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

          Shares                                                           Value
                    Packaged Foods & Meats - 1.5%
          80,830    Campbell Soup Co.                          $       3,498,322
          67,917    Tyson Foods, Inc.                                  2,272,503
                                                               -----------------
                                                               $       5,770,825
                                                               -----------------
                    Total Food, Beverage & Tobacco             $      14,948,801
                                                               -----------------
                    Health Care Equipment
                    & Services - 8.1%
                    Health Care Equipment - 2.2%
          71,317    CareFusion Corp.*                          $       2,839,843
          65,745    Zimmer Holdings, Inc.                              6,126,777
                                                               -----------------
                                                               $       8,966,620
                                                               -----------------
                    Health Care Distributors - 1.2%
          71,210    Cardinal Health, Inc.                      $       4,757,540
                                                               -----------------
                    Health Care Services - 1.0%
          65,909    Omnicare, Inc.                             $       3,978,267
                                                               -----------------
                    Health Care Facilities - 1.0%
          98,837    Community Health Systems, Inc.             $       3,881,329
                                                               -----------------
                    Managed Health Care - 2.7%
          71,687    Aetna, Inc.                                $       4,917,011
          55,930    Humana, Inc.                                       5,773,095
                                                               -----------------
                                                               $      10,690,106
                                                               -----------------
                    Total Health Care Equipment
                    & Services                                 $      32,273,862
                                                               -----------------
                    Pharmaceuticals, Biotechnology
                    & Life Sciences - 3.8%
                    Pharmaceuticals - 3.8%
          41,340    Actavis Plc*                               $       6,945,120
          33,119    Jazz Pharmaceuticals Plc*                          4,191,541
          43,726    Salix Pharmaceuticals, Ltd.*                       3,932,716
                                                               -----------------
                                                               $      15,069,377
                                                               -----------------
                    Total Pharmaceuticals,
                    Biotechnology & Life Sciences              $      15,069,377
                                                               -----------------
                    Banks - 7.0%
                    Diversified Banks - 0.8%
          67,400    Comerica, Inc.                             $       3,204,196
                                                               -----------------
                    Regional Banks - 6.2%
         125,079    CIT Group, Inc.*                           $       6,520,368
          99,275    First Republic Bank                                5,197,046
         394,928    KeyCorp                                            5,299,934
         770,401    Regions Financial Corp.                            7,619,266
                                                               -----------------
                                                               $      24,636,614
                                                               -----------------
                    Total Banks                                $      27,840,810
                                                               -----------------
                    Diversified Financials - 6.0%
                    Other Diversified Financial
                    Services - 1.0%
         111,656    ING US, Inc.                               $       3,924,708
                                                               -----------------
                    Specialized Finance - 1.7%
         164,312    The NASDAQ OMX Group, Inc.                 $       6,539,618
                                                               -----------------
                    Consumer Finance - 1.5%
         222,539    SLM Corp.                                  $       5,848,325
                                                               -----------------
                    Asset Management &
                    Custody Banks - 1.8%
          37,108    Ameriprise Financial, Inc.                 $       4,269,275
          85,009    Walter Investment Management Corp.*                3,005,918
                                                               -----------------
                                                               $       7,275,193
                                                               -----------------
                    Total Diversified Financials               $      23,587,844
                                                               -----------------
                    Insurance - 8.7%
                    Insurance Brokers - 1.1%
          95,597    Willis Group Holdings Plc                  $       4,283,702
                                                               -----------------
                    Life & Health Insurance - 2.3%
          97,012    Lincoln National Corp.                     $       5,007,759
         118,592    Unum Group                                         4,160,207
                                                               -----------------
                                                               $       9,167,966
                                                               -----------------
                    Multi-line Insurance - 1.5%
         167,778    Hartford Financial Services Group, Inc.    $       6,078,597
                                                               -----------------
                    Property & Casualty
                    Insurance - 2.7%
         100,103    Axis Capital Holdings, Ltd.                $       4,761,900
         107,870    The Allstate Corp.                                 5,883,230
                                                               -----------------
                                                               $      10,645,130
                                                               -----------------
                    Reinsurance - 1.1%
          56,931    Reinsurance Group of America, Inc.         $       4,407,029
                                                               -----------------
                    Total Insurance                            $      34,582,424
                                                               -----------------
                    Real Estate - 6.7%
                    Diversified REIT - 1.1%
         287,666    Duke Realty Corp.                          $       4,326,497
                                                               -----------------
                    Residential REIT - 1.1%
          79,055    Home Properties, Inc.                      $       4,238,929
                                                               -----------------
                    Retail REIT - 2.1%
         232,327    General Growth Properties, Inc.            $       4,662,803
         184,074    Kimco Realty Corp.                                 3,635,462
                                                               -----------------
                                                               $       8,298,265
                                                               -----------------
                    Specialized REIT - 1.8%
          65,486    HCP, Inc.                                  $       2,378,452
         163,634    Pebblebrook Hotel Trust                            5,033,382
                                                               -----------------
                                                               $       7,411,834
                                                               -----------------
                    Real Estate Services - 0.6%
          24,215    Jones Lang LaSalle, Inc.                   $       2,479,374
                                                               -----------------
                    Total Real Estate                          $      26,754,899
                                                               -----------------
                    Software & Services - 4.1%
                    IT Consulting & Other
                    Services - 1.1%
         106,783    Amdocs, Ltd.                               $       4,403,731
                                                               -----------------
                    Data Processing & Outsourced
                    Services - 1.3%
          96,414    Fidelity National Information
                    Services, Inc.                             $       5,175,504
                                                               -----------------
                    Systems Software - 1.2%
         192,858    Symantec Corp.                             $       4,547,592
                                                               -----------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

          Shares                                                           Value
                    Home Entertainment Software - 0.5%
          85,923    Electronic Arts, Inc.*                     $       1,971,074
                                                               -----------------
                    Total Software & Services                  $      16,097,901
                                                               -----------------
                    Technology Hardware &
                    Equipment - 2.7%
                    Computer Hardware - 1.5%
         174,333    NCR Corp.*                                 $       5,937,782
                                                               -----------------
                    Office Electronics - 1.2%
         394,601    Xerox Corp.                                $       4,802,294
                                                               -----------------
                    Total Technology Hardware
                    & Equipment                                $      10,740,076
                                                               -----------------
                    Semiconductors &
                    Semiconductor Equipment - 3.9%
                    Semiconductors - 3.9%
         307,121    Marvell Technology Group, Ltd.             $       4,416,400
         245,136    Skyworks Solutions, Inc.*                          7,001,084
          88,481    Xilinx, Inc.                                       4,063,048
                                                               -----------------
                                                               $      15,480,532
                                                               -----------------
                    Total Semiconductors &
                    Semiconductor Equipment                    $      15,480,532
                                                               -----------------
                    Utilities - 8.0%
                    Electric Utilities - 5.5%
         136,295    Northeast Utilities, Inc.                  $       5,777,545
         193,875    PNM Resources, Inc.                                4,676,265
         189,936    PPL Corp.                                          5,715,174
         180,829    Westar Energy, Inc.                                5,817,269
                                                               -----------------
                                                               $      21,986,253
                                                               -----------------
                    Gas Utilities - 1.0%
          86,723    AGL Resources, Inc.                        $       4,095,927
                                                               -----------------
                    Multi-Utilities - 1.5%
         161,431    Ameren Corp.                               $       5,837,345
                                                               -----------------
                    Total Utilities                            $      31,919,525
                                                               -----------------
                    TOTAL COMMON STOCKS
                    (Cost $319,749,839)                        $     392,367,796
                                                               -----------------
                    Exchange Traded Fund - 0.9%
                    Diversified Financials - 0.9%
                    Other Diversified Financial
                    Services - 0.9%
          96,980    Utilities Select Sector SPDR Fund          $       3,682,331
                                                               -----------------
                    TOTAL EXCHANGE TRADED FUND
                    (Cost $3,629,998)                          $       3,682,331
                                                               -----------------
                    TOTAL INVESTMENT IN
                    SECURITIES - 99.8%
                    (Cost $323,379,837) (a)                    $     396,050,127
                                                               -----------------
                    OTHER ASSETS &
                    LIABILITIES - 0.2%                         $         844,867
                                                               -----------------
                    TOTAL NET ASSETS - 100.0%                  $     396,894,994
                                                               =================

*    Non-income producing security.

+    Amount rounds to less than 0.1%.

REIT Real Estate Investment Trust.

(a) At December 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $323,853,771 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost                                          $    74,800,469

      Aggregate gross unrealized depreciation for all investments in which there
      is an excess of tax cost over value                                               (2,604,113)
                                                                                   ---------------
      Net unrealized appreciation                                                  $    72,196,356
                                                                                   ===============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2013 aggregated $366,168,294 and $401,178,417, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for etc.) similar securities, interest rates, prepayment speeds, credit risk, See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2013, in valuing the Portfolio's investments:

                                 Level 1    Level 2     Level 3        Total
Common Stocks            $     392,367,796  $    --    $     --  $   392,367,796
Exchange Traded Fund             3,682,331       --          --        3,682,331
                         -----------------  -------    --------  ---------------
   Total                 $     396,050,127  $    --    $     --  $   396,050,127
                         =================  =======    ========  ===============

During the year ended December 31, 2013, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended  Year Ended  Year Ended   Year Ended  Year Ended
                                                               12/31/13    12/31/12    12/31/11     12/31/10    12/31/09
Class I
Net asset value, beginning of period                           $ 17.42    $ 15.85      $ 16.93     $  14.48    $  11.72
                                                               -------    -------      -------     --------    --------
Increase (decrease) from investment operations:
   Net investment income                                       $  0.24    $  0.24      $  0.23     $   0.18    $   0.20
   Net realized and unrealized gain (loss) on investments         5.49       1.50        (1.17)        2.43        2.76
                                                               -------    -------      -------     --------    --------
     Net increase (decrease) from investment operations        $  5.73    $  1.74      $ (0.94)    $   2.61    $   2.96
Distributions to shareowners:
   Net investment income                                         (0.19)     (0.17)       (0.14)       (0.16)      (0.20)
                                                               -------    -------      -------     --------    --------
Net increase (decrease) in net asset value                     $  5.54    $  1.57      $ (1.08)    $   2.45    $   2.76
                                                               -------    -------      -------     --------    --------
Net asset value, end of period                                 $ 22.96    $ 17.42      $ 15.85     $  16.93    $  14.48
                                                               =======    =======      =======     ========    ========
Total return*                                                    33.10%     11.11%(a)    (5.64)%      18.22%      25.58%
Ratio of net expenses to average net assets                       0.71%      0.72%        0.72%        0.74%       0.75%
Ratio of net investment income to average net assets              1.04%      1.17%        1.23%        1.02%       1.39%
Portfolio turnover rate                                             99%       103%          88%          99%         88%
Net assets, end of period (in thousands)                       $90,706    $81,886      $92,100     $116,729    $113,962

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.08%.

NOTE : The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended  Year Ended   Year Ended  Year Ended Year Ended
                                                              12/31/13    12/31/12     12/31/11    12/31/10   12/31/09
Class II
Net asset value, beginning of period                          $  17.30   $  15.75      $  16.83    $  14.41   $  11.66
                                                              --------   --------      --------    --------   --------
Increase (decrease) from investment operations:
   Net investment income                                      $   0.18   $   0.14      $   0.14    $   0.09   $   0.10
   Net realized and unrealized gain (loss) on investments         5.46       1.55         (1.11)       2.46       2.81
                                                              --------   --------      --------    --------   --------
     Net increase (decrease) from investment operations       $   5.64   $   1.69      $  (0.97)   $   2.55   $   2.91
Distributions to shareowners:
   Net investment income                                      $  (0.15)  $  (0.14)     $  (0.11)   $  (0.13)  $  (0.16)
                                                              --------   --------      --------    --------   --------
Net increase (decrease) in net asset value                    $   5.49   $   1.55      $  (1.08)   $   2.42   $   2.75
                                                              --------   --------      --------    --------   --------
Net asset value, end of period                                $  22.79   $  17.30      $  15.75    $  16.83   $  14.41
                                                              ========   ========      ========    ========   ========
Total return*                                                    32.75%     10.83%(a)     (5.84)%     17.89%     25.26%
Ratio of net expenses to average net assets                       0.96%      0.97%         0.97%       0.99%      1.00%
Ratio of net investment income to average net assets              0.79%      0.94%         1.03%       0.79%      1.14%
Portfolio turnover rate                                             99%       103%           88%         99%        88%
Net assets, end of period (in thousands)                      $306,189   $259,448      $207,057    $179,212   $125,589

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 10.78%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/13
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities (cost $323,379,837)                                                      $     396,050,127
   Cash                                                                                                        141,288
   Receivables --
     Investment securities sold                                                                                 70,306
     Portfolio shares sold                                                                                     278,524
     Dividends                                                                                                 650,509
   Prepaid expenses                                                                                              5,430
                                                                                                     -----------------
       Total assets                                                                                  $     397,196,184
                                                                                                     -----------------
LIABILITIES:
   Payables --
     Portfolio shares repurchased                                                                    $         207,630
   Due to affiliates                                                                                            44,317
   Accrued expenses                                                                                             49,243
                                                                                                     -----------------
       Total liabilities                                                                             $         301,190
                                                                                                     -----------------
NET ASSETS:
   Paid-in capital                                                                                   $     268,338,059
   Undistributed net investment income                                                                       2,984,310
   Accumulated net realized gain on investments                                                             52,902,335
   Net unrealized appreciation on investments                                                               72,670,290
                                                                                                     -----------------
       Total net assets                                                                              $     396,894,994
                                                                                                     =================
NET ASSET VALUE PER SHARE:
(No par value unlimited number of shares authorized)
   Class I (based on $90,706,027/3,950,239 shares)                                                   $           22.96
                                                                                                     =================
   Class II (based on $306,188,967/13,434,208 shares)                                                $           22.79
                                                                                                     =================

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/13

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $15,134)                           $       6,524,667
   Interest                                                                                   2,884
                                                                                  -----------------
       Total investment income                                                                       $       6,527,551
                                                                                                     -----------------
EXPENSES:
   Management fees                                                                $       2,425,605
   Transfer agent fees and expenses
     Class I                                                                                  1,500
     Class II                                                                                 1,500
   Distribution fees
     Class II                                                                               713,322
   Administrative reimbursements                                                            111,899
   Custodian fees                                                                            20,605
   Professional fees                                                                         51,147
   Printing expense                                                                          18,494
   Fees and expenses of nonaffiliated trustees                                               11,321
   Miscellaneous                                                                              1,439
                                                                                  -----------------
     Net expenses                                                                                    $       3,356,832
                                                                                                     -----------------
       Net investment income                                                                         $       3,170,719
                                                                                                     -----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                                                  $      63,085,212
                                                                                                     -----------------
   Change in net unrealized appreciation on Investments:                                             $      39,589,487
                                                                                                     -----------------
   Net gain on investments                                                                           $     102,674,699
                                                                                                     -----------------
   Net increase in net assets resulting from operations                                              $     105,845,418
                                                                                                     =================

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     Year Ended         Year Ended
                                                                                      12/31/13           12/31/12
FROM OPERATIONS:
Net investment income                                                             $       3,170,719  $       3,350,064
Net realized gain on investments and class actions                                       63,085,212          3,436,053
Change in net unrealized appreciation (depreciation) on investments                      39,589,487         26,141,340
                                                                                  -----------------  -----------------
     Net increase in net assets resulting from operations                         $     105,845,418  $      32,927,457
                                                                                  -----------------  -----------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class I ($0.19 and $0.17 per share, respectively)                            $        (833,951) $        (946,096)
     Class II ($0.15 and $0.14 per share, respectively)                                  (2,135,907)        (2,077,770)
                                                                                  -----------------  -----------------
       Total distributions to shareowners                                         $      (2,969,858) $      (3,023,866)
                                                                                  -----------------  -----------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $      11,762,482  $      52,536,014
Reinvestment of distributions                                                             2,969,858          3,023,866
Cost of shares repurchased                                                              (62,046,988)       (43,286,750)
                                                                                  -----------------  -----------------
     Net increase (decrease) in net assets resulting from
       Portfolio share transactions                                               $     (47,314,648) $      12,273,130
                                                                                  -----------------  -----------------
     Net increase in net assets                                                   $      55,560,912  $      42,176,721
NET ASSETS:
Beginning of year                                                                       341,334,082        299,157,361
                                                                                  -----------------  -----------------
End of year                                                                       $     396,894,994  $     341,334,082
                                                                                  =================  =================
Undistributed net investment income                                               $       2,984,310  $       3,396,762
                                                                                  =================  =================

                                                          '13 Shares         '13 Amount  '12 Shares         '12 Amount
CLASS I
Shares sold                                                  267,113  $       5,185,801     174,008  $       2,953,116
Reinvestment of distributions                                 43,121            833,951      59,354            946,096
Less shares repurchased                                   (1,060,764)       (21,389,909) (1,342,303)       (22,882,751)
                                                          ----------  -----------------  ----------  -----------------
     Net decrease                                           (750,530) $     (15,370,157) (1,108,941) $     (18,983,539)
                                                          ==========  =================  ==========  =================
CLASS II
Shares sold                                                  330,462  $       6,576,681   2,925,899  $      49,582,898
Reinvestment of distributions                                111,129          2,135,907     131,090          2,077,770
Less shares repurchased                                   (2,007,012)       (40,657,079) (1,204,636)       (20,403,999)
                                                          ----------  -----------------  ----------  -----------------
     Net increase (decrease)                              (1,565,421) $     (31,944,491)  1,852,353  $      31,256,669
                                                          ==========  =================  ==========  =================

   The accompanying notes are an integral part of these financial statements.
14

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such Funds' asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

     At December 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services).

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. During the year ended December 31, 2013, the Portfolio had no outstanding forward foreign currency contracts.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2013, the Portfolio reclassified $613,313 to decrease undistributed net investment income and $613,313 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets, or the results of operations.

     During the year ended December 31, 2013, a capital loss carryforward of $9,360,530 was utilized to offset realized gains by the Portfolio.

     The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 and the components of distributable earnings on a federal income tax basis at December 31, 2013, were as follows:

--------------------------------------------------------------------------------
                                                    2013                2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                 $  2,969,858          $3,023,866
                                                ------------          ----------
  Total distributions                           $  2,969,858          $3,023,866
                                                ============          ==========
Distributable Earnings:
Undistributed ordinary income                   $ 12,271,693
Undistributed long-term gain                      44,088,886
Unrealized appreciation                           72,196,356
                                                ------------
  Total                                         $128,556,935
                                                ============

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of Real Estate Investment Trust (REIT) holdings.

E.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $216,686 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2013. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $34,059 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,924 in transfer agent fees payable to PIMSS at December 31, 2013.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,334 in distribution fees payable to PFD at December 31, 2013.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Mid Cap Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Mid Cap Value VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) (the "Trust") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2014

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Mid Cap Value VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2013 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees review the Portfolio's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one, three, five and ten year periods ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the Portfolio's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees considered reasons for the underperformance of the Portfolio relative to its peer group and the steps recently taken in an effort to improve the performance of the Portfolio. The Trustees agreed that they would continue to closely monitor the Portfolio's performance.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2013 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2013 was in the first quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and qualify of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Portfolio. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 54 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 49 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD      LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST     AND TERM OF OFFICE       PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Thomas J. Perna (63)       Chairman of the    Trustee since 2006.      Private investor (2004 - 2008 and   Director, Broadridge
                           Board and Trustee  Serves until a           2013 - present); Chairman (2008 -   Financial Solutions, Inc.
                                              successor trustee is     2013) and Chief Executive Officer   (investor communications
                                              elected or earlier       (2008 - 2012), Quadriserv, Inc.     and securities processing
                                              retirement or removal.   (technology products for            provider for financial
                                                                       securities lending industry); and   services industry) (2009
                                                                       Senior Executive Vice President,    - present); Director,
                                                                       The Bank of New York (financial     Quadriserv, Inc. (2005 -
                                                                       and securities services) (1986 -    2013); and Commissioner,
                                                                       2004)                               New Jersey State Civil
                                                                                                           Service Commission (2011
                                                                                                           - present)
====================================================================================================================================
David R. Bock (70)         Trustee            Trustee since 2005.      Managing Partner, Federal City      Director of Enterprise
                                              Serves until a           Capital Advisors (corporate         Community Investment,
                                              successor trustee is     advisory services company) (1997    Inc. (privately held
                                              elected or earlier       - 2004 and 2008 - present);         affordable housing
                                              retirement or removal.   Interim Chief Executive Officer,    finance company) (1985 -
                                                                       Oxford Analytica, Inc. (privately   2010); Director of Oxford
                                                                       held research and consulting        Analytica, Inc. (2008 -
                                                                       company) (2010); Executive Vice     present); Director of The
                                                                       President and Chief Financial       Swiss Helvetia Fund, Inc.
                                                                       Officer, I-trax, Inc. (publicly     (closed-end fund) (2010 -
                                                                       traded health care services         present); and Director of
                                                                       company) (2004 - 2007); and         New York Mortgage Trust
                                                                       Executive Vice President and        (publicly traded mortgage
                                                                       Chief Financial Officer, Pedestal   REIT) (2004 - 2009, 2012
                                                                       Inc. (internet-based mortgage       - present)
                                                                       trading company) (2000 - 2002)
====================================================================================================================================
Benjamin M. Friedman (69)  Trustee            Trustee since 2008.      William Joseph Maier Professor of   Trustee, Mellon
                                              Serves until a           Political Economy, Harvard          Institutional Funds
                                              successor trustee is     University (1972 - present)         Investment Trust and
                                              elected or earlier                                           Mellon Institutional
                                              retirement or removal.                                       Funds Master Portfolio
                                                                                                           (oversaw 17 portfolios in
                                                                                                           fund complex) (1989-2008)
====================================================================================================================================

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE      PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Margaret B.W. Graham (66)  Trustee         Trustee since 2000.     Founding Director, Vice President   None
                                           Serves until a          and Corporate Secretary, The
                                           successor trustee is    Winthrop Group, Inc. (consulting
                                           elected or earlier      firm) (1982 - present); Desautels
                                           retirement or removal.  Faculty of Management, McGill
                                                                   University (1999 - present); and
                                                                   Manager of Research Operations
                                                                   and Organizational Learning,
                                                                   Xerox PARC, Xerox's advance
                                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (65)   Trustee         Trustee since 1995.     President and Chief Executive       Director of New America
                                           Serves until a          Officer, Newbury, Piret &           High Income Fund, Inc.
                                           successor trustee is    Company, Inc. (investment banking   (closed-end investment
                                           elected or earlier      firm) (1981 - present)              company) (2004 -
                                           retirement or removal.                                      present); and member,
                                                                                                       Board of Governors,
                                                                                                       Investment Company
                                                                                                       Institute (2000 - 2006)
====================================================================================================================================
Stephen K. West (85)       Trustee         Trustee since 2008.     Senior Counsel, Sullivan &          Director, The Swiss
                                           Serves until a          Cromwell LLP (law firm) (1998 -     Helvetia Fund, Inc.
                                           successor trustee is    present); and Partner, Sullivan &   (closed-end investment
                                           elected or earlier      Cromwell LLP (prior to 1998)        company) (1995 - 2012);
                                           retirement or removal.                                      and Director, Invesco,
                                                                                                       Ltd. (formerly AMVESCAP,
                                                                                                       PLC) (investment manager)
                                                                                                       (1997-2005)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE       PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
Daniel K.                  Trustee,        Trustee since 2007.      Chairman (2013 - present),         None
Kingsbury (55)*            President and   Serves until a           Director, CEO and President of
                           Chief           successor trustee is     PIM-USA (since February 2007);
                           Executive       elected or earlier       Chairman (2013 - present),
                           Officer         retirement or removal.   Director and President of Pioneer
                                                                    and Pioneer Institutional Asset
                                                                    Management, Inc. (since February
                                                                    2007); President and Chief
                                                                    Executive Officer of all the
                                                                    Pioneer Funds (since 2014);
                                                                    Executive Vice President of all
                                                                    of the Pioneer Funds (2007 -
                                                                    2013); Director of PGAM (2007 -
                                                                    2010); Head of New Europe
                                                                    Division, PGAM (2000 - 2005); and
                                                                    Head of New Markets Division,
                                                                    PGAM (2005 - 2007)
====================================================================================================================================

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

++ Effective January 28, 2014, Mr. Marc O. Mayer became an Independent Trustee of the Portfolio, and Mr. Kenneth J. Taubes became an Interested Trustee of the Portfolio.

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS+++
--------------------------------------------------------------------------------

                           POSITION HELD         LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE      PRINCIPAL OCCUPATION                  HELD BY THIS OFFICER
John F. Cogan, Jr. (87)**  President and Chief   Since 1994. Serves at   President of all of the Pioneer       None
                           Executive Officer***  the discretion of the   Funds; Non-Executive Chairman and a
                                                 Board.                  director of Pioneer Investment
                                                                         Management USA Inc. ("PIM-USA")
                                                                         (until November 2013); Chairman and a
                                                                         director of Pioneer (until November
                                                                         2013); Chairman and Director of
                                                                         Pioneer Institutional Asset
                                                                         Management, Inc. (until November
                                                                         2013); Director of Pioneer
                                                                         Alternative Investment Management
                                                                         Limited (Dublin) (until October
                                                                         2011); President and a director of
                                                                         Pioneer Alternative Investment
                                                                         Management (Bermuda) Limited and
                                                                         affiliated funds (until November
                                                                         2013); Deputy Chairman and a director
                                                                         of Pioneer Global Asset Management
                                                                         S.p.A. ("PGAM") (until April 2010);
                                                                         Director of Nano-C, Inc. (since
                                                                         2003); Director of Cole Management
                                                                         Inc. (2004 - 2011); Director of
                                                                         Fiduciary Counseling, Inc. (until
                                                                         December 2011); Trustee of all of the
                                                                         Pioneer Funds (until November 2013);
                                                                         and Retired Partner, Wilmer Cutler
                                                                         Pickering Hale and Dorr LLP
====================================================================================================================================
Christopher J. Kelley (49) Secretary and Chief   Since 2003. Serves at   Vice President and Associate General   None
                           Legal Officer         the discretion of the   Counsel of Pioneer since January
                                                 Board.                  2008; Secretary and Chief Legal
                                                                         Officer of all of the Pioneer Funds
                                                                         since June 2010; Assistant Secretary
                                                                         of all of the Pioneer Funds from
                                                                         September 2003 to May 2010; and Vice
                                                                         President and Senior Counsel of
                                                                         Pioneer from July 2002 to December
                                                                         2007
====================================================================================================================================
Carol B. Hannigan (52)     Assistant Secretary   Since 2010. Serves at   Fund Governance Director of Pioneer    None
                                                 the discretion of the   since December 2006 and Assistant
                                                 Board.                  Secretary of all the Pioneer Funds
                                                                         since June 2010; Manager - Fund
                                                                         Governance of Pioneer from December
                                                                         2003 to November 2006; and Senior
                                                                         Paralegal of Pioneer from January
                                                                         2000 to November 2003.
====================================================================================================================================
Thomas Reyes (51)          Assistant Secretary   Since 2010. Serves at   Counsel of Pioneer since June 2007     None
                                                 the discretion of the   and Assistant Secretary of all the
                                                 Board.                  Pioneer Funds since June 2010; and
                                                                         Vice President and Counsel at State
                                                                         Street Bank from October 2004 to June
                                                                         2007
====================================================================================================================================
Mark E. Bradley (54)       Treasurer and Chief   Since 2008. Serves at   Vice President - Fund Treasury of      None
                           Financial and         the discretion of the   Pioneer; Treasurer of all of the
                           Accounting Officer    Board.                  Pioneer Funds since March 2008;
                                                                         Deputy Treasurer of Pioneer from
                                                                         March 2004 to February 2008; and
                                                                         Assistant Treasurer of all of the
                                                                         Pioneer Funds from March 2004 to
                                                                         February 2008
====================================================================================================================================
Luis I. Presutti (48)      Assistant Treasurer   Since 2000. Serves at   Director - Fund Treasury of Pioneer;   None
                                                 the discretion of the   and Assistant Treasurer of all of the
                                                 Board.                  Pioneer Funds
====================================================================================================================================
Gary Sullivan (55)         Assistant Treasurer   Since 2002. Serves at   Fund Accounting Manager - Fund         None
                                                 the discretion of the   Treasury of Pioneer; and Assistant
                                                 Board.                  Treasurer of all of the Pioneer Funds
====================================================================================================================================

** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

*** Mr. Cogan resigned as President and Chief Executive Officer of the Portfolio effective January 1, 2014.

+++ Mr. Mark D. Goodwin became Executive Vice President of the Portfolio effective January 28, 2014.

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD         LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE       PRINCIPAL OCCUPATION                HELD BY THIS OFFICER
David F. Johnson (34)      Assistant Treasurer   Since 2009. Serves at    Fund Administration Manager -       None
                                                 the discretion of the    Fund Treasury of Pioneer since
                                                 Board.                   November 2008; Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since January 2009; and
                                                                          Client Service Manager -
                                                                          Institutional Investor Services
                                                                          at State Street Bank from March
                                                                          2003 to March 2007
====================================================================================================================================
Jean M. Bradley (61)       Chief Compliance      Since 2010. Serves at    Chief Compliance Officer of         None
                           Officer               the discretion of the    Pioneer and of all the Pioneer
                                                 Board.                   Funds since March 2010; Director
                                                                          of Adviser and Portfolio
                                                                          Compliance at Pioneer since
                                                                          October 2005; and Senior
                                                                          Compliance Officer for Columbia
                                                                          Management Advisers, Inc. from
                                                                          October 2003 to October 2005
====================================================================================================================================
Kelly O'Donnell (42)       Anti-Money            Since 2006. Serves at    Director - Transfer Agency          None
                           Laundering Officer    the discretion of the    Compliance of Pioneer and
                                                 Board.                   Anti-Money Laundering Officer of
                                                                          all the Pioneer funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18647-08-0214

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Real Estate VCT Portfolio

   Portfolio and Performance Update                               2

   Comparing Ongoing Portfolio Expenses                           3

   Portfolio Management Discussion                                4

   Schedule of Investments                                        7

   Financial Statements                                           8

   Notes to Financial Statements                                 13

   Report of Independent Registered Public Accounting Firm       16

   Approval of Investment Advisory and Sub-Advisory Agreements   17

   Trustees, Officers and Service Providers                      20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/13
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                               15.4%
Regional Mall                                           15.3%
Office                                                  12.6%
Health Care                                             10.3%
Diversified                                              9.1%
Shopping Center                                          8.9%
Storage                                                  8.0%
Industrial                                               7.7%
Hotel                                                    6.6%
Triple Net Lease                                         3.3%
Manufactured Home                                        1.5%
Cash and equivalents                                     1.3%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
1. Simon Property Group, Inc.                           9.92%
--------------------------------------------------------------------------------
2. Equity Residential, Inc.                             6.34
--------------------------------------------------------------------------------
3. Prologis, Inc.                                       5.29
--------------------------------------------------------------------------------
4. Public Storage, Inc.                                 5.14
--------------------------------------------------------------------------------
5. Boston Properties, Inc.                              4.97
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                            12/31/13           12/31/12
   Class I                                            $18.77             $19.93
   Class II                                           $18.79             $19.93

                             Net
Distributions per Share      Investment         Short-Term         Long-Term
(1/1/13 - 12/31/13)          Income             Capital Gains      Capital Gains
   Class I                   $0.2864            $  -               $1.2145
   Class II                  $0.2247            $  -               $1.2145
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Real Estate Shares VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                     Pioneer Real Estate Shares    Pioneer Real Estate Shares
                     VCT Portfolio, Class I        VCT Portfolio, Class II        MSCI U.S. REIT Index
12/31/2003           $ 10,000                      $ 10,000                       $ 10,000
12/31/2004           $ 13,574                      $ 13,539                       $ 13,149
12/31/2005           $ 15,628                      $ 15,551                       $ 14,744
12/31/2006           $ 21,383                      $ 21,224                       $ 20,040
12/31/2007           $ 17,345                      $ 17,171                       $ 16,670
12/31/2008           $ 10,720                      $ 10,586                       $ 10,340
12/31/2009           $ 14,112                      $ 13,927                       $ 13,299
12/31/2010           $ 18,162                      $ 17,901                       $ 17,086
12/31/2011           $ 19,982                      $ 19,648                       $ 18,571
12/31/2012           $ 23,261                      $ 22,809                       $ 21,870
12/31/2013           $ 23,668                      $ 23,160                       $ 22,411

The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of December 31, 2013)

--------------------------------------------------------------------------------
                                                    Class I             Class II
--------------------------------------------------------------------------------
10 Years                                              9.00%                8.76%
5 Years                                              17.16%               16.95%
1 Year                                                1.75%                1.54%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on actual returns from July 1, 2013, through December 31, 2013.

Share Class                                        I                       II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13              $1,000.00               $1,000.00
Ending Account Value on 12/31/13               $  962.08               $  960.55
Expenses Paid During Period*                   $    5.09               $    6.28

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.03% and 1.27% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2013, through December 31, 2013.

Share Class                                         I                       II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13              $1,000.00               $1,000.00
Ending Account Value on 12/31/13               $1,020.01               $1,018.80
Expenses Paid During Period*                   $    5.24               $    6.46

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.03% and 1.27% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13
--------------------------------------------------------------------------------

A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Matthew Troxell of AEW Capital Management, L.P., sub-adviser for Pioneer Real Estate Shares VCT Portfolio, discusses the market environment for real estate-related investments and the Portfolio's performance during the 12-month period ended December 31, 2013.

Q: How would you describe the investment environment for real estate investments in 2013?

A: While real estate investment trusts (REITs) turned in positive performance during the 12-month period, the asset class lagged the outperforming U.S. stock market, which turned in its best performance since the 1990s. The outcome was primarily the result of the Federal Reserve's (the Fed's) announcement in May which hinted at an eventual winding down of its stimulative quantitative easing (QE) bond-buying program, and the Fed's decision in December to actually begin tapering QE in January 2014. Interest-rate-sensitive investments, including REITs, struggled in the aftermath of the Fed's May announcement, as their prices declined in anticipation of higher rates. Unlike bonds, however, which saw the end of a five-year rally during the period, REITs have the ability to grow earnings and dividends in an expanding economy. Nevertheless, the REIT sector underwent a significant correction in the second and third quarters of 2013 as investors began to once again price risk into the market.

Q: How did Pioneer Real Estate Shares VCT Portfolio perform during the 12-month period ended December 31, 2013?

A: Pioneer Real Estate Shares VCT Portfolio's Class I shares returned 1.75% at net asset value during the 12-month period ended December 31, 2013, and Class II shares returned 1.54%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index (the MSCI Index)(1), returned 2.47%. During the same 12-month period, the average return of the 40 variable portfolios in Lipper's Real Estate Underlying Funds category was 1.58%.

-------------------
(1) The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

Q: Did your search for attractive investment opportunities lead to any notable shift in the Portfolio's strategy or sector allocations during the 12-month period ended December 31, 2013?

A: Heading into 2013, the Portfolio was tilted toward undervalued companies with stronger balance sheets and higher-quality assets in top-tier markets that we thought were best positioned to grow earnings as the economy recovered. We also thought that the companies' balance sheets would be better positioned for a rising interest-rate environment. Consequently, when the Fed made its announcement in May about a possible QE taper, the Portfolio already had a more defensive bias than many of its peers, which was beneficial for performance during the REIT market correction, although the positioning did hold back performance when the markets were rallying prior to the May event.

Q: Which of your investment strategies and/or individual holdings detracted most from the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2013?

A: We attribute the Portfolio's underperformance relative to the MSCI Index during the 12-month period to negative stock selection results in the industrial sector, the health care sector and, in particular, the apartment sector.

   The positions that detracted the most from the Portfolio's benchmark-relative performance during the 12-month period included Camden Property Trust, AvalonBay Communities, and American Campus Communities. The apartment sector lagged the MSCI Index during the period, turning in negative performance for 2013, as slowing rent growth and the prospect of higher interest rates weighed on the sector. Our decision to overweight the Portfolio to these three apartment REITs further detracted from relative performance during the 12-month period.

Q: Which of your investment strategies and/or individual portfolio holdings benefited the Portfolio's performance during the 12 months ended December 31, 2013?

A: Sector allocation strategies were positive for the Portfolio's relative performance during the period, most notably our decision to hold an underweight exposure in the Portfolio to the underperforming health care sector, and to overweight the outperforming diversified and storage sectors.

   The top individual contributors to the Portfolio's benchmark-relative performance during the 12-month period included overweight positions in the outperforming Forest City Enterprises, Extra Space Storage, and Host Hotels & Resorts. Forest City Enterprises continued to reduce its debt during the year, which favorably affected its balance sheet. Toward the end of 2013, the company announced that it was forming a joint-venture partnership for two large development projects, which removed a great deal of development risk that had been pressuring the stock. Within the storage sector, Extra Space Storage posted stronger-than-expected earnings results throughout 2013. Host Hotels & Resorts benefited during the period from the continued improvement in hotel market fundamentals.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13                             (continued)
--------------------------------------------------------------------------------

Q: What is your outlook for REITs in 2014?

A: During the fourth quarter of 2013, the outlook for REITs firmed considerably when the political backdrop in Washington improved and better economic data allowed the Fed to take the first steps toward normalizing monetary policy by reducing its bond purchases (beginning in January). While more budget and debt-ceiling deadlines await Congress in early 2014 and the path of Fed policy will continue to be "data dependent" - that is, subject to change - it appears that both factors are less likely to drive market sentiment as much as they did in 2013. Thus, the headline risk for both factors has diminished, removing a barrier to business confidence as well as improving considerably the baseline expectations for U.S. economic performance going into 2014.

   As 2014 begins, we are seeing rents moving up in all property types, and some longer-lease property types should soon transition to an environment where leases will be signed at higher rents than at current levels--a substantial positive for net operating income. Thus, with U.S. job growth expected to continue improving and the Fed transitioning to a more normalized monetary policy in 2014, we think REIT earnings should continue to grow and contribute to investment results. This year, those results will likely be driven less by macroeconomic factors and more by leasing fundamentals, balance sheet quality, and capital allocation acumen at the individual company and property sector levels.

Please refer to the Schedule of Investments on page 7 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13
--------------------------------------------------------------------------------

Shares                                                           Value
                COMMON STOCKS - 98.8%
                Consumer Services - 0.9%
                Hotels, Resorts & Cruise Lines - 0.9%
 17,200         Hilton Worldwide Holdings, Inc.            $   382,700
                                                           -----------
                Total Consumer Services                    $   382,700
                                                           -----------
                Real Estate - 97.9%
                Diversified REIT - 8.5%
 16,500         American Assets Trust, Inc.                $   518,595
 13,900         Armada Hoffler Properties, Inc.                128,992
 29,600         Empire State Realty Trust, Inc. *              452,880
 21,900         First Potomac Realty Trust                     254,697
 23,600         Liberty Property Trust                         799,332
 29,300         Retail Opportunity Investments Corp.           431,296
 11,000         Vornado Realty Trust                           976,690
                                                           -----------
                                                           $ 3,562,482
                                                           -----------
                Industrial REIT - 5.2%
 59,500         Prologis, Inc.                             $ 2,198,525
                                                           -----------
                Office REIT - 14.9%
 11,700         Alexandria Real Estate Equities, Inc.      $   744,354
 37,900         BioMed Realty Trust, Inc.                      686,748
 20,600         Boston Properties, Inc.                      2,067,622
 18,600         Douglas Emmett, Inc.                           433,194
 28,000         DuPont Fabros Technology, Inc.                 691,880
 27,500         Kilroy Realty Corp.                          1,379,950
 16,400         Piedmont Office Realty Trust, Inc.             270,928
                                                           -----------
                                                           $ 6,274,676
                                                           -----------
                Residential REIT - 16.9%
 15,400         American Campus Communities, Inc.          $   496,034
 14,900         American Homes 4 Rent *                        241,380
 15,400         AvalonBay Communities, Inc.                  1,820,742
  9,000         BRE Properties, Inc.                           492,390
 13,700         Camden Property Trust                          779,256
 17,700         Equity Lifestyle Properties, Inc.              641,271
 50,800         Equity Residential, Inc.                     2,634,996
                                                           -----------
                                                           $ 7,106,069
                                                           -----------
                Retail REIT - 24.3%
 15,500         Acadia Realty Trust                        $   384,865
 48,300         DDR Corp.                                      742,371
 10,800         Federal Realty Investment Trust              1,095,228
 14,400         National Retail Properties, Inc.               436,752
 23,500         Ramco-Gershenson Properties Trust              369,890
 15,800         Regency Centers Corp.                          731,540
 27,100         Simon Property Group, Inc.                   4,123,536
 15,200         Taubman Centers, Inc.                          971,584
 22,800         The Macerich Co.                             1,342,692
                                                           -----------
                                                           $10,198,458
                                                           -----------
                Specialized REIT - 26.3%
 22,300         CubeSmart, Inc.                            $   355,462
 19,300         EPR Properties, Inc.                           948,788
 20,800         Extra Space Storage, Inc.                      876,304
 43,100         HCP, Inc.                                    1,565,392
 23,700         Health Care Real Estate Investment
                Trust, Inc.                                  1,269,609
 92,600         Host Hotels & Resorts, Inc.                  1,800,144
 14,200         Public Storage, Inc.                         2,137,384
 24,300         RLJ Lodging Trust                              590,976
 26,500         Ventas, Inc.                                 1,517,920
                                                           -----------
                                                           $11,061,979
                                                           -----------
                Diversified Real Estate Activities - 0.2%
  1,800         Alexander & Baldwin, Inc. *                $    75,114
                                                           -----------
                Real Estate Operating Companies - 1.6%
 36,200         Forest City Enterprises, Inc. *            $   691,420
                                                           -----------
                Total Real Estate                          $41,168,723
                                                           -----------
                TOTAL COMMON STOCKS
                (Cost $21,142,789)                         $41,551,423
                                                           -----------
                TOTAL INVESTMENT IN
                SECURITIES - 98.8%
                (Cost $21,142,789) (a)                     $41,551,423
                                                           -----------
                OTHER ASSETS &
                LIABILITIES - 1.2%                         $   494,343
                                                           -----------
                TOTAL NET ASSETS - 100.0%                  $42,045,766
                                                           ===========

*       Non-income producing security.

REIT    Real Estate Investment Trust.

(a) At December 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $21,879,250 was as follows:

         Aggregate gross unrealized appreciation for all investments
         in which there is an excess of value over tax cost          $20,069,357

         Aggregate gross unrealized depreciation for all investments
         in which there is an excess of tax cost over value             (397,184)
                                                                     -----------
         Net unrealized appreciation                                 $19,672,173
                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2013 aggregated $5,840,509 and $9,598,925, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3.

The following is a summary of the inputs used as of December 31, 2013, in valuing the Portfolio's investments:

                         Level 1       Level 2      Level 3         Total
Common Stocks         $41,551,423      $    --      $    --      $41,551,423
                      -----------      -------      -------      -----------
   Total              $41,551,423      $    --      $    --      $41,551,423
                      ===========      =======      =======      ===========

During the year ended December 31, 2013, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                              12/31/13     12/31/12     12/31/11     12/31/10     12/31/09
Class I
Net asset value, beginning of period                           $ 19.93      $ 17.53      $ 16.34      $ 13.04      $ 10.41
                                                               -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
    Net investment income                                      $  0.28      $  0.25      $  0.44      $  0.24      $  0.35
    Net realized and unrealized gain (loss) on investments        0.06         2.61         1.18         3.46         2.76
                                                               -------      -------      -------      -------      -------
       Net increase (decrease) from investment operations      $  0.34      $  2.86      $  1.62      $  3.70      $  3.11
Distributions to shareowners:
    Net investment income                                      $ (0.29)     $ (0.25)     $ (0.43)     $ (0.40)     $ (0.35)
    Net realized gain                                            (1.21)       (0.21)          --           --           --
    Tax return of capital                                           --           --           --           --        (0.13)
                                                               -------      -------      -------      -------      -------
Total distributions                                            $ (1.50)     $ (0.46)     $ (0.43)     $ (0.40)     $ (0.48)
                                                               -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                     $ (1.16)     $  2.40      $  1.19      $  3.30      $  2.63
                                                               -------      -------      -------      -------      -------
Net asset value, end of period                                 $ 18.77      $ 19.93      $ 17.53      $ 16.34      $ 13.04
                                                               =======      =======      =======      =======      =======
Total return*                                                     1.75%       16.41%       10.02%       28.70%       31.64%
Ratio of net expenses to average net assets                       1.03%        1.02%        1.03%        1.03%        1.10%
Ratio of net investment income to average net assets              1.38%        2.41%        2.48%        1.68%        3.48%
Portfolio turnover rate                                             13%           5%          10%          11%          30%
Net assets, end of period (in thousands)                       $ 9,383      $10,514      $10,428      $11,035      $10,151

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.
8

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                              12/31/13     12/31/12     12/31/11     12/31/10     12/31/09
Class II
Net asset value, beginning of period                           $ 19.93      $ 17.54      $ 16.35      $ 13.03      $ 10.38
                                                               -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
    Net investment income                                      $  0.22      $  0.21      $  0.40      $  0.19      $  0.33
    Net realized and unrealized gain (loss) on investments        0.07         2.60         1.18         3.49         2.78
                                                               -------      -------      -------      -------      -------
       Net increase (decrease) from investment operations      $  0.29      $  2.81      $  1.58      $  3.68      $  3.11
Distributions to shareowners:
    Net investment income                                      $ (0.22)     $ (0.21)     $ (0.39)     $ (0.36)     $ (0.33)
    Net realized gain                                            (1.21)       (0.21)          --           --           --
    Tax return of capital                                           --           --           --           --        (0.13)
                                                               -------      -------      -------      -------      -------
Total distributions                                            $ (1.43)     $ (0.42)     $ (0.39)     $ (0.36)     $ (0.46)
                                                               -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                     $ (1.14)     $  2.39      $  1.19      $  3.32      $  2.65
                                                               -------      -------      -------      -------      -------
Net asset value, end of period                                 $ 18.79      $ 19.93      $ 17.54      $ 16.35      $ 13.03
                                                               =======      =======      =======      =======      =======
Total return*                                                     1.54%       16.09%        9.76%       28.53%       31.56%
Ratio of net expenses to average net assets                       1.27%        1.26%        1.28%        1.27%        1.33%
Ratio of net investment income to average net assets              1.12%        2.16%        2.24%        1.45%        3.21%
Portfolio turnover rate                                             13%           5%          10%          11%          30%
Net assets, end of period (in thousands)                       $32,663      $35,500      $35,435      $38,057      $39,638

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/13
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $21,142,789)                       $41,551,423
  Cash                                                                  363,120
  Receivables --
     Portfolio shares sold                                               10,508
     Dividends                                                          222,831
                                                                    -----------
         Total assets                                               $42,147,882
                                                                    -----------
LIABILITIES:
   Payables --
     Portfolio shares repurchased                                   $     8,746
     Investment securities purchased                                     37,557
   Due to affiliates                                                      9,215
   Accrued expenses                                                      46,598
                                                                    -----------
         Total liabilities                                          $   102,116
                                                                    -----------
NET ASSETS:
  Paid-in capital                                                   $17,925,518
  Accumulated net realized loss on investments                        3,711,614
  Net unrealized appreciation on investments                         20,408,634
                                                                    -----------
        Total net assets                                            $42,045,766
                                                                    ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $9,382,609/499,829 shares)                     $     18.77
                                                                    ===========
   Class II (based on $32,663,157/1,738,118 shares)                 $     18.79
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $968)    $1,104,553
  Interest                                                    163
                                                       ----------
     Total investment income                                        $ 1,104,716
                                                                    -----------
EXPENSES:
  Management fees                                      $  368,925
  Transfer agent fees
     Class I                                                1,500
     Class II                                               1,500
  Distribution fees
     Class II                                              89,037
  Administrative reimbursements                            19,926
  Custodian fees                                            9,858
  Professional fees                                        45,206
  Printing expense                                         17,180
  Fees and expenses of nonaffiliated trustees               6,023
  Miscellaneous                                             2,443
                                                       ----------
     Total expenses                                                 $   561,598
                                                                    -----------
         Net investment income                                      $   543,118
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                  $ 4,942,030
                                                                    -----------
  Change in net unrealized appreciation on investments              $(4,530,069)
                                                                    -----------
  Net gain on investments                                           $   411,961
                                                                    -----------
  Net increase in net assets resulting from operations              $   955,079
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                Year Ended       Year Ended
                                                                                                 12/31/13         12/31/12
FROM OPERATIONS:
Net investment income                                                                         $    543,118     $     542,082
Net realized gain on investments                                                                 4,942,030         3,825,883
Change in net unrealized appreciation (depreciation) on investments                             (4,530,069)        2,720,577
                                                                                              ------------     -------------
       Net increase in net assets resulting from operations                                   $    955,079     $   7,088,542
                                                                                              ------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.29 and $0.25 per share, respectively)                                       $   (149,273)    $    (141,508)
      Class II ($0.22 and $0.21 per share, respectively)                                          (393,845)         (400,574)
Net realized gains:
      Class I ($1.21 and $0.21 per share, respectively)                                       $   (611,238)    $    (112,932)
      Class II ($1.21 and $0.21 per share, respectively)                                        (2,051,292)         (377,036)
                                                                                              ------------     -------------
          Total distributions to shareowners                                                  $ (3,205,648)    $  (1,032,050)
                                                                                              ------------     -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                              $  3,849,610     $   5,088,056
Reinvestment of distributions                                                                    3,205,648         1,032,050
Cost of shares repurchased                                                                      (8,772,880)      (12,025,874)
                                                                                              ------------     -------------
       Net decrease in net assets resulting from resulting from Portfolio share transactions  $ (1,717,622)    $  (5,905,768)
                                                                                              ------------     -------------
       Net increase (decrease) in net assets                                                  $ (3,968,191)    $     150,724
NET ASSETS:
Beginning of year                                                                               46,013,957        45,863,233
                                                                                              ------------     -------------
End of year                                                                                   $ 42,045,766     $  46,013,957
                                                                                              ============     =============

                                                               '13 Shares     '13 Amount     '12 Shares        '12 Amount
CLASS I
Shares sold                                                      34,031       $   712,454       29,652         $    573,197
Reinvestment of distributions                                    40,072           760,511       13,111              254,440
Less shares repurchased                                        (101,896)       (2,067,227)    (110,123)          (2,126,107)
                                                               --------       -----------     --------         ------------
      Net decrease                                              (27,793)      $  (594,262)     (67,360)        $ (1,298,470)
                                                               ========       ===========     ========         ============
CLASS II
Shares sold                                                     155,549       $ 3,137,156      233,728         $  4,514,859
Reinvestment of distributions                                   128,884         2,445,137       40,052              777,610
Less shares repurchased                                        (327,170)       (6,705,653)    (513,503)          (9,899,767)
                                                               --------       -----------     --------         ------------
      Net decrease                                              (42,737)      $(1,123,360)    (239,723)        $ (4,607,298)
                                                               ========       ===========     ========         ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

   Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

   Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

   At December 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Federal Income Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

   A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end.

   Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

   The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

   The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:

--------------------------------------------------------------------------------
                                       2013             2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                    $    608,906     $   542,082
Long-term capital gain                2,596,742         489,968
                                   ------------     -----------
   Total distributions             $  3,205,648     $ 1,032,050
                                   ============     ===========
Distributable Earnings
(Accumulated Losses):
Undistributed Long-term gain       $  4,448,075
Unrealized appreciation              19,672,173
                                   ------------
   Total                           $ 24,120,248
                                   ============

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D. Portfolio Shares and Class Allocations

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $216,686 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2013. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E. Risks

   Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million and 0.75% on assets over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,390 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,926 in transfer agent fees payable to PIMSS at December 31, 2013.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $899 in distribution fees payable to PFD at December 31, 2013.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Real Estate Shares VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Real Estate Shares VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) (the "Trust") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2014

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Real Estate Shares VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained AEW Capital Management, L.P. (the Sub-Adviser) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and the Sub-Adviser to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2013 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM, the Sub-Adviser and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by each of PIM and the Sub-Adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement.

With respect to PIM, the Trustees considered that PIM supervises and monitors the performance of the Sub-Adviser and the Portfolio's other service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

With respect to the Sub-Adviser, the Trustees considered the Sub-Adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of the Sub-Adviser and the personnel of the Sub-Adviser who provide investment management services to the Portfolio.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by each of PIM and the Sub-Adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement, respectively.

Performance of the Portfolio

The Trustees review the Portfolio's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the second quintile of its Morningstar category for the one year period ended June 30, 2013, and in the third quintile of its Morningstar category for the three, five and ten year periods ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS          (continued)
--------------------------------------------------------------------------------

Portfolio's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory and sub-advisory agreements. The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the Sub-Adviser pursuant to the sub-advisory agreement. The Trustees evaluated the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM, and the services provided by the respective parties under such agreements.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2013 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees noted that the Portfolio's management fee was approximately four basis points higher than the median management fee of its Morningstar peer group.

The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2013 was in the fifth quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer groups, and considered the impact of the Portfolio's non-management fee expenses on the Portfolio's expense ratio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Sub-Adviser and the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts.

The Trustees reviewed management fees charged by the Sub-Adviser to its other clients. The Trustees noted that the sub-advisory fees paid to the Sub-Adviser with respect to the Portfolio were within the range of the fee rates charged by the Sub-Adviser to its other clients.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the Sub-Adviser, were reasonable in relation to the nature and quality of the services provided by PIM and the Sub-Adviser to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the Sub-Adviser with respect to the Portfolio and the percentage

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

that such fees represented of the Sub-Adviser's overall revenues. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable and also that the percentage that sub-advisory fees represented of the Sub-Adviser's overall revenues was not unreasonable with respect to the sub-advisory services provided to the Portfolio.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Portfolio. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to each of PIM and the Sub-Adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to each of PIM and the Sub-Adviser by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the Sub-Adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the Sub-Adviser, including, in each case, the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Investment Sub-Adviser
AEW Capital Management, LP

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 54 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 49 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD      LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST     AND TERM OF OFFICE       PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Thomas J. Perna (63)       Chairman of the    Trustee since 2006.      Private investor (2004 - 2008 and   Director, Broadridge
                           Board and Trustee  Serves until a           2013 - present); Chairman (2008 -   Financial Solutions, Inc.
                                              successor trustee is     2013) and Chief Executive Officer   (investor communications
                                              elected or earlier       (2008 - 2012), Quadriserv, Inc.     and securities processing
                                              retirement or removal.   (technology products for            provider for financial
                                                                       securities lending industry); and   services industry) (2009
                                                                       Senior Executive Vice President,    - present); Director,
                                                                       The Bank of New York (financial     Quadriserv, Inc. (2005 -
                                                                       and securities services) (1986 -    2013); and Commissioner,
                                                                       2004)                               New Jersey State Civil
                                                                                                           Service Commission (2011
                                                                                                           - present)
====================================================================================================================================
David R. Bock (70)         Trustee            Trustee since 2005.      Managing Partner, Federal City      Director of Enterprise
                                              Serves until a           Capital Advisors (corporate         Community Investment,
                                              successor trustee is     advisory services company) (1997    Inc. (privately held
                                              elected or earlier       - 2004 and 2008 - present);         affordable housing
                                              retirement or removal.   Interim Chief Executive Officer,    finance company) (1985 -
                                                                       Oxford Analytica, Inc. (privately   2010); Director of Oxford
                                                                       held research and consulting        Analytica, Inc. (2008 -
                                                                       company) (2010); Executive Vice     present); Director of The
                                                                       President and Chief Financial       Swiss Helvetia Fund, Inc.
                                                                       Officer, I-trax, Inc. (publicly     (closed-end fund) (2010 -
                                                                       traded health care services         present); and Director of
                                                                       company) (2004 - 2007); and         New York Mortgage Trust
                                                                       Executive Vice President and        (publicly traded mortgage
                                                                       Chief Financial Officer, Pedestal   REIT) (2004 - 2009, 2012
                                                                       Inc. (internet-based mortgage       - present)
                                                                       trading company) (2000 - 2002)
====================================================================================================================================
Benjamin M. Friedman (69)  Trustee            Trustee since 2008.      William Joseph Maier Professor of   Trustee, Mellon
                                              Serves until a           Political Economy, Harvard          Institutional Funds
                                              successor trustee is     University (1972 - present)         Investment Trust and
                                              elected or earlier                                           Mellon Institutional
                                              retirement or removal.                                       Funds Master Portfolio
                                                                                                           (oversaw 17 portfolios in
                                                                                                           fund complex) (1989-2008)
====================================================================================================================================

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE      PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Margaret B.W. Graham (66)  Trustee         Trustee since 2000.     Founding Director, Vice President   None
                                           Serves until a          and Corporate Secretary, The
                                           successor trustee is    Winthrop Group, Inc. (consulting
                                           elected or earlier      firm) (1982 - present); Desautels
                                           retirement or removal.  Faculty of Management, McGill
                                                                   University (1999 - present); and
                                                                   Manager of Research Operations
                                                                   and Organizational Learning,
                                                                   Xerox PARC, Xerox's advance
                                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (65)   Trustee         Trustee since 1995.     President and Chief Executive       Director of New America
                                           Serves until a          Officer, Newbury, Piret &           High Income Fund, Inc.
                                           successor trustee is    Company, Inc. (investment banking   (closed-end investment
                                           elected or earlier      firm) (1981 - present)              company) (2004 -
                                           retirement or removal.                                      present); and member,
                                                                                                       Board of Governors,
                                                                                                       Investment Company
                                                                                                       Institute (2000 - 2006)
====================================================================================================================================
Stephen K. West (85)       Trustee         Trustee since 2008.     Senior Counsel, Sullivan &          Director, The Swiss
                                           Serves until a          Cromwell LLP (law firm) (1998 -     Helvetia Fund, Inc.
                                           successor trustee is    present); and Partner, Sullivan &   (closed-end investment
                                           elected or earlier      Cromwell LLP (prior to 1998)        company) (1995 - 2012);
                                           retirement or removal.                                      and Director, Invesco,
                                                                                                       Ltd. (formerly AMVESCAP,
                                                                                                       PLC) (investment manager)
                                                                                                       (1997-2005)
====================================================================================================================================

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE       PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
Daniel K.                  Trustee,        Trustee since 2007.      Chairman (2013 - present),         None
Kingsbury (55)*            President and   Serves until a           Director, CEO and President of
                           Chief           successor trustee is     PIM-USA (since February 2007);
                           Executive       elected or earlier       Chairman (2013 - present),
                           Officer         retirement or removal.   Director and President of Pioneer
                                                                    and Pioneer Institutional Asset
                                                                    Management, Inc. (since February
                                                                    2007); President and Chief
                                                                    Executive Officer of all the
                                                                    Pioneer Funds (since 2014);
                                                                    Executive Vice President of all
                                                                    of the Pioneer Funds (2007 -
                                                                    2013); Director of PGAM (2007 -
                                                                    2010); Head of New Europe
                                                                    Division, PGAM (2000 - 2005); and
                                                                    Head of New Markets Division,
                                                                    PGAM (2005 - 2007)
====================================================================================================================================

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

++ Effective January 28, 2014, Mr. Marc O. Mayer became an Independent Trustee of the Portfolio, and Mr. Kenneth J. Taubes became an Interested Trustee of the Portfolio.

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS+++
--------------------------------------------------------------------------------

                           POSITION HELD         LENGTH OF SERVICE                                              OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE      PRINCIPAL OCCUPATION                   HELD BY THIS OFFICER
John F. Cogan, Jr. (87)**  President and Chief   Since 1994. Serves at   President of all of the Pioneer        None
                           Executive Officer***  the discretion of the   Funds; Non-Executive Chairman and a
                                                 Board.                  director of Pioneer Investment
                                                                         Management USA Inc. ("PIM-USA")
                                                                         (until November 2013); Chairman and a
                                                                         director of Pioneer (until November
                                                                         2013); Chairman and Director of
                                                                         Pioneer Institutional Asset
                                                                         Management, Inc. (until November
                                                                         2013); Director of Pioneer
                                                                         Alternative Investment Management
                                                                         Limited (Dublin) (until October
                                                                         2011); President and a director of
                                                                         Pioneer Alternative Investment
                                                                         Management (Bermuda) Limited and
                                                                         affiliated funds (until November
                                                                         2013); Deputy Chairman and a director
                                                                         of Pioneer Global Asset Management
                                                                         S.p.A. ("PGAM") (until April 2010);
                                                                         Director of Nano-C, Inc. (since
                                                                         2003); Director of Cole Management
                                                                         Inc. (2004 - 2011); Director of
                                                                         Fiduciary Counseling, Inc. (until
                                                                         December 2011); Trustee of all of
                                                                         the Pioneer Funds (until November
                                                                         2013); and Retired Partner, Wilmer
                                                                         Cutler Pickering Hale and Dorr LLP
====================================================================================================================================
Christopher J. Kelley (49) Secretary and Chief   Since 2003. Serves at   Vice President and Associate General   None
                           Legal Officer         the discretion of the   Counsel of Pioneer since January
                                                 Board.                  2008; Secretary and Chief Legal
                                                                         Officer of all of the Pioneer Funds
                                                                         since June 2010; Assistant Secretary
                                                                         of all of the Pioneer Funds from
                                                                         September 2003 to May 2010; and Vice
                                                                         President and Senior Counsel of
                                                                         Pioneer from July 2002 to December
                                                                         2007
====================================================================================================================================
Carol B. Hannigan (52)     Assistant Secretary   Since 2010. Serves at   Fund Governance Director of Pioneer    None
                                                 the discretion of the   since December 2006 and Assistant
                                                 Board.                  Secretary of all the Pioneer Funds
                                                                         since June 2010; Manager - Fund
                                                                         Governance of Pioneer from December
                                                                         2003 to November 2006; and Senior
                                                                         Paralegal of Pioneer from January
                                                                         2000 to November 2003.
====================================================================================================================================
Thomas Reyes (51)          Assistant Secretary   Since 2010. Serves at   Counsel of Pioneer since June 2007     None
                                                 the discretion of the   and Assistant Secretary of all the
                                                 Board.                  Pioneer Funds since June 2010; and
                                                                         Vice President and Counsel at State
                                                                         Street Bank from October 2004 to
                                                                         June 2007
====================================================================================================================================
Mark E. Bradley (54)       Treasurer and Chief   Since 2008. Serves at   Vice President - Fund Treasury of      None
                           Financial and         the discretion of the   Pioneer; Treasurer of all of the
                           Accounting Officer    Board.                  Pioneer Funds since March 2008;
                                                                         Deputy Treasurer of Pioneer from
                                                                         March 2004 to February 2008; and
                                                                         Assistant Treasurer of all of the
                                                                         Pioneer Funds from March 2004 to
                                                                         February 2008
====================================================================================================================================
Luis I. Presutti (48)      Assistant Treasurer   Since 2000. Serves at   Director - Fund Treasury of Pioneer;   None
                                                 the discretion of the   and Assistant Treasurer of all of
                                                 Board.                  the Pioneer Funds
====================================================================================================================================
Gary Sullivan (55)         Assistant Treasurer   Since 2002. Serves at   Fund Accounting Manager - Fund         None
                                                 the discretion of the   Treasury of Pioneer; and Assistant
                                                 Board.                  Treasurer of all of the Pioneer
                                                                         Funds
====================================================================================================================================

** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

*** Mr. Cogan resigned as President and Chief Executive Officer of the Portfolio effective January 1, 2014.

+++ Mr. Mark D. Goodwin became Executive Vice President of the Portfolio effective January 28, 2014.

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD         LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE       PRINCIPAL OCCUPATION                HELD BY THIS OFFICERS
David F. Johnson (34)      Assistant             Since 2009. Serves at    Fund Administration Manager -       None
                           Treasurer             the discretion of the    Fund Treasury of Pioneer since
                                                 Board.                   November 2008; Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since January 2009; and
                                                                          Client Service Manager -
                                                                          Institutional Investor Services
                                                                          at State Street Bank from March
                                                                          2003 to March 2007
====================================================================================================================================
Jean M. Bradley (61)       Chief Compliance      Since 2010. Serves at    Chief Compliance Officer of         None
                           Officer               the discretion of the    Pioneer and of all the Pioneer
                                                 Board.                   Funds since March 2010; Director
                                                                          of Adviser and Portfolio
                                                                          Compliance at Pioneer since
                                                                          October 2005; and Senior
                                                                          Compliance Officer for Columbia
                                                                          Management Advisers, Inc. from
                                                                          October 2003 to October 2005
====================================================================================================================================
Kelly O'Donnell (42)       Anti-Money            Since 2006. Serves at    Director - Transfer Agency          None
                           Laundering            the discretion of the    Compliance of Pioneer and
                           Officer               Board.                   Anti-Money Laundering Officer of
                                                                          all the Pioneer funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18653-08-0214

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                   Pioneer Select Mid Cap Growth VCT Portfolio -- Class I Shares
                 (formerly known as Pioneer Growth Opportunities VCT Portfolio)*

                                                                   ANNUAL REPORT

                                                               December 31, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

* Effective May 1, 2013 Pioneer Growth Opportunities VCT Portfolio was renamed Pioneer Select Mid Cap Growth VCT Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Select Mid Cap Growth VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     8

  Financial Statements                                                       13

  Notes to Financial Statements                                              17

  Report of Independent Registered Public Accounting Firm                    21

  Approval of Investment Advisory Agreement                                  22

  Trustees, Officers and Service Providers                                   25

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        90.4%
International Common Stocks                                                7.9%
Depositary Receipts for International Stocks                               1.7%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Consumer Discretionary                                                    21.9%
Information Technology                                                    19.0%
Industrials                                                               16.0%
Health Care                                                               14.6%
Energy                                                                     8.4%
Financials                                                                 7.1%
Materials                                                                  5.8%
Consumer Staples                                                           4.7%
Telecommunication Services                                                 1.5%
Utilities                                                                  1.0%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
1. Cabot Oil & Gas Corp.                                                  2.35%
--------------------------------------------------------------------------------
2. Actavis plc                                                            1.73
--------------------------------------------------------------------------------
3. Lear Corp.                                                             1.67
--------------------------------------------------------------------------------
4. Akamai Technologies, Inc.                                              1.41
--------------------------------------------------------------------------------
5. Gulfport Energy Corp.                                                  1.40
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                                  12/31/13     12/31/12
   Class I                                                  $32.78       $24.07

                                   Net
Distributions per Share            Investment     Short-Term       Long-Term
(1/1/13 - 12/31/13)                Income         Capital Gains    Capital Gains
   Class I                         $ --           $  --            $1.2277

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Mid Cap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Mid Cap Growth Index and the Russell 2000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                  Pioneer Select Mid Cap         Russell Midcap   Russell 2000
                  Growth VCT Portfolio, Class I  Growth Index**   Growth Index**
12/31/2003        $ 10,000                       $ 10,000         $ 10,000
12/31/2004        $ 12,233                       $ 11,548         $ 11,431
12/31/2005        $ 13,050                       $ 12,945         $ 11,905
12/31/2006        $ 13,781                       $ 14,325         $ 13,494
12/31/2007        $ 13,249                       $ 15,961         $ 14,445
12/31/2008        $  8,547                       $  8,887         $  8,878
12/31/2009        $ 12,356                       $ 13,000         $ 11,938
12/31/2010        $ 14,854                       $ 16,430         $ 15,411
12/31/2011        $ 14,518                       $ 16,159         $ 14,962
12/31/2012        $ 15,538                       $ 18,713         $ 17,145
12/31/2013        $ 22,135                       $ 25,402         $ 24,569

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. The Russell 2000 Growth Index is an unmanaged measure of the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2013)

--------------------------------------------------------------------------------
                                                                        Class I
--------------------------------------------------------------------------------
10 Years                                                                  8.27%
5 Years                                                                  20.96%
1 Year                                                                   42.46%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

** Effective May 1, 2013, the Portfolio's benchmark changed from the Russell 2000 Growth Index to the Russell Midcap Growth Index, in connection with the changes to the Portfolio's investment objective and principle investment strategies.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on actual returns from July 1, 2013, through December 31, 2013.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                                      $1,000.00
Ending Account Value on 12/31/13                                       $1,215.01
Expenses Paid During Period*                                           $    4.69

* Expenses are equal to the Portfolio's annualized expense ratio of 0.84% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2013, through December 31, 2013.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                                      $1,000.00
Ending Account Value on 12/31/13                                       $1,020.97
Expenses Paid During Period*                                           $    4.28

* Expenses are equal to the Portfolio's annualized expense ratio of 0.84% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13
--------------------------------------------------------------------------------

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Note to Shareholders: Effective May 1, 2013, Pioneer Growth Opportunities VCT Portfolio was renamed Pioneer Select Mid Cap Growth VCT Portfolio, and certain changes were made to the Portfolio's investment objective, strategies, market benchmark and management team. In connection with the changes to the Portfolio's investment objective and principal investment strategies, the Portfolio's benchmark as of May 1, 2013, is the Russell Midcap Growth Index, which replaced the former benchmark, the Russell 2000 Growth Index. For comparison purposes, Pioneer will report performance for the Russell 2000 Growth Index for one more reporting cycle. Please see the prospectus for more information.

In the following interview, Ken Winston reviews the investment environment and discusses some of the factors that drove the Portfolio's performance during the 12-month period ended December 31, 2013. Mr. Winston, a vice president and portfolio manager at Pioneer, heads the Portfolio's management team, which also includes Shaji John, a vice president and portfolio manager at Pioneer, and Jon Stephenson, a vice president and portfolio manager at Pioneer. Effective May 1, 2013, Mr. Winston, Mr. John and Mr. Stephenson are responsible for the day-to-day management of the Portfolio. Prior to May 1, 2013, the Portfolio was managed by Marco Pirondini and Mr. John.

Q: How would you describe the investment environment for equities during the twelve-month period ended December 31, 2013?

A: Economic output in the U.S. continued to grow during the 12-month period, despite formidable headwinds. Among the headwinds were political posturing in Washington, D.C., over the nation's fiscal policy and debt ceiling that had some in the markets fearing a possible default on U.S. government debt, gradual spending cuts to the U.S. budget that took place throughout the Portfolio's fiscal year ("sequestration"), and the mid-October shutdown of the Federal government. Higher tax rates and the possibility that the Federal Reserve (the Fed) would slow or "taper" its quantitative easing program added to investors' concerns, with the tapering talk leading to a summer spike in market interest rates. Nevertheless, low inflation, generally low interest rates (despite their mid-year advance) and expanding corporate earnings made equities appealing enough to draw investors into the stock market. Better employment data and the ongoing recovery in the housing market also inspired investors to add to their stock portfolios. Earnings growth slowed somewhat in the latter part of the 12-month period, but stock prices still forged ahead as market participants were willing to pay more in terms of valuations as they pursued potential growth.

Q: How did the Portfolio perform in that environment during the 12-month period ended December 31, 2013?

A: Pioneer Select Mid Cap Growth VCT Portfolio's Class I shares returned 42.46% at net asset value during the 12-month period ended December 31, 2013, while the Portfolio's benchmark, the Russell Midcap Growth Index (the Russell Index), returned 35.74%. The Portfolio's former benchmark, the Russell 2000 Growth Index, returned 43.40% during the same 12-month period, and the average return of the 115 variable portfolios in Lipper's Mid Cap Growth Underlying Funds category was 36.35%.

4
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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Q: The Portfolio's investment strategy changed from a small-cap growth to a mid-cap growth approach on May 1, 2013, one-third of the way through the 12-month period. Could you briefly review the changes that you made during the period in order to bring the Portfolio's holdings in line with the new investment strategy?

A: While there was considerable overlap in the Portfolio's holdings between the previous small-cap growth investment approach and the new mid-cap growth approach--an overlap that negated the need for wholesale changes in the Portfolio's allocations--turnover was still well above average during the middle portion of the 12-month period ended December 31, 2013, reflecting the transition to the mid-cap growth strategy.

    The previous make-up of the Portfolio included substantial investments in companies with market capitalizations between $200 million and $4 billion, while the Portfolio's revised catalogue of investments includes a large number of companies with market capitalizations between $1 billion and $20 billion. Therefore, during the transition period, we sold most securities from the Portfolio that had market capitalizations of less than $1 billion and added many securities with market capitalizations between $4 billion to $20 billion. Given that we attempt to keep the Portfolio's composition in some correspondence with the new benchmark, the Russell Midcap Growth Index, which has different sector weights than the former benchmark, the Russell 2000 Growth Index, the transition also resulted in changes to the Portfolio's sector allocations.

    With its mid-cap growth approach, the Portfolio now has a substantially higher concentration in the consumer discretionary sector and a substantially lower concentration in health care than it had prior to the transition from the small-cap growth investment approach. To illustrate, one year ago (December 31, 2012), the Portfolio had 23% of its assets allocated to health care and just over 14% allocated to consumer discretionary. As of December 31, 2013, consumer discretionary is now the top sector allocation in the Portfolio (roughly 22% of assets, but still underweight compared with the benchmark), and health care now ranks fourth, at slightly less than 15% (but still overweight compared with the benchmark).

Q: Which of the Portfolio's holdings or investment strategies had beneficial effects on benchmark-relative performance during the 12-month period ended December 31, 2013?

A: Nearly all of the Portfolio's outperformance of the benchmark Russell Index derived from successful stock selection. With regard to sector allocation, benchmark-relative results were held back by an underweight to the strong consumer discretionary sector, and an overweight to information technology, a sector which underperformed during the period. The negative effects of those two sectors on benchmark-relative performance were largely offset by the Portfolio's overweight stance in the strong health care and energy sectors. Overall, however, sector allocation effects on benchmark-relative performance during the full 12-month period were minor.

    With regard to stock selection, consumer staples was a very strong sector for the Portfolio during the period, and the Portfolio's holding of Green Mountain Coffee Roasters, makers of Keurig brand single-cup coffee systems, made a strong contribution to benchmark-relative returns. Green Mountain continued to surpass market expectations for earnings and cash flow during the period. Green Mountain's agreement to supply coffee pods to Starbucks and Dunkin Donuts is proving very beneficial, and some of the company's competitive threats have faded.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13                             (continued)
--------------------------------------------------------------------------------

    In health care, the top-performing sector for the Portfolio with regard to stock selection, shares of NPS Pharmaceuticals, a global company with two key drugs focused on rare disorders, was the number one contributor to the Portfolio's relative returns during the 12-month period. The shares benefited from three key factors in 2013. First, NPS successfully launched Gattex, a drug approved for the treatment of short bowel syndrome, a condition that occurs when parts of the large intestine are missing, most frequently due to surgery. Second, NPS finalized the submission of its drug Natpara, which treats hypoparathyroidism, an orphan disorder marked by imbalances in calcium homeostasis. Lastly, the company's performance benefited from its agreement to regain ex-U.S. marketing rights for both Gattex and Natpara from its partner, in exchange for a modest equity investment. Another strong contributor to the Portfolio's benchmark-relative returns in the health care sector was a position in Salix Pharmaceuticals, which focuses on treatments for gastrointestinal disorders. Salix's shares traded at an inexpensive valuation early in 2013, as investors had written off the company's key drug pipeline initiatives. During the year, however, Salix demonstrated stronger-than-expected results for its core drug, Xifaxan, which is used primarily to treat hepatic encephalopathy (a worsening of brain function caused by liver dysfunction). Salix also announced an accretive acquisition near the end of 2013 that implied significant upward bias to the company's long-term earnings potential.

    In information technology, the Portfolio's position in Costar, a leading information provider to the commercial real estate industry, also contributed to benchmark-relative returns during the period. Costar has built a proprietary database that catalogs the entire commercial real estate market. Primarily of interest to commercial brokers, the data are now used by investors, lenders, appraisers, and others. The company also acquired Loopnet, an Internet-based competitor, a move that has given Costar access to new market opportunities. In consumer discretionary, the Portfolio's position in Lear, a major supplier of automotive seats and electrical systems, gained market share amid industry consolidation during the period, and the company's share price rose accordingly. We believe that Lear will benefit further as the European auto industry, which has lagged its U.S. counterpart, begins to recover, as roughly 40% of Lear's business comes from Europe.

Q: Which of the Portfolio's holdings detracted from benchmark-relative results during the 12-month period ended December 31, 2013?

A: Portfolio underweights (relative to the Russell Index) in Netflix and Tesla Motors were significant detractors from benchmark-relative results during the period. Both stocks delivered exceptional performance during the fiscal year; but, although we admire both companies, neither could qualify as major Portfolio holdings based on our strict, valuation-sensitive tock selection process.

    In financials, the Portfolio's position in Walter Investment Management, a mortgage servicer, saw profitability shrink as homeowners pulled back on refinancing activity when interest rates rose. We sharply reduced the Portfolio's exposure to the stock.

    In the industrials sector, the Portfolio's investment in Great Lakes Dredge & Dock was unsuccessful in 2013 and acted as a significant drag on benchmark-relative returns. The company provides dredging services to deepen and maintain waterways, shipping channels, and ports as well as for the creation of beaches and enhancement of harbors. We had thought that the Water Resources Reform and Development Act of 2013 passed by the Congress would be a catalyst for the company to win several contract

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

    awards; however, the extent of the awards and the pricing of the work did not meet expectations, prompting investors to flee the stock. We exited the Portfolio's position in Great Lakes Dredge & Dock before the end of 2013.

    In information technology, the Portfolio's shares of Procera Networks, which provides application processing equipment to the telecommunications industry, declined in value in 2013 as the company was not able to meet expectations for sales of its next-generation equipment. We exited the Portfolio's position during the year.

Q:  What is your investment outlook?

A: The Portfolio's new fiscal year began amidst an environment of higher equity valuations than those that prevailed 12 months ago. However, given the likelihood of continued low interest rates, we believe stocks, even though pricier than a year ago, continue to be the best investment alternative. In addition, the macroeconomic environment appears more favorable because the headwinds we outlined earlier have pretty much abated. As business and consumer confidence strengthens, we anticipate increased capital spending and accelerated hiring by corporate America, whose balance sheets, in general, are cash-heavy.

Please refer to the Schedule of Investments on pages 8 to 12 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13
--------------------------------------------------------------------------------

Shares                                                                     Value
                 COMMON STOCKS - 99.8%
                 Energy - 8.5%
                 Oil & Gas Equipment &
                 Services - 0.3%
        22,502   Basic Energy Services, Inc.*                     $      355,082
                                                                  --------------
                 Oil & Gas Exploration &
                 Production - 5.6%
        19,753   Bill Barrett Corp.*                              $      528,985
        82,301   Cabot Oil & Gas Corp.                                 3,189,985
         8,402   EQT Corp.                                               754,332
        23,393   Goodrich Petroleum Corp.*                               398,149
        30,102   Gulfport Energy Corp.*                                1,900,941
         4,435   Pioneer Natural Resources Co.                           816,350
                                                                  --------------
                                                                  $    7,588,742
                                                                  --------------
                 Oil & Gas Refining &
                 Marketing - 2.1%
        21,006   Delek US Holdings, Inc.                          $      722,816
        11,293   Marathon Petroleum Corp.*                             1,035,907
        17,219   PBF Energy, Inc.                                        541,710
         9,463   Tesoro Corp.                                            553,586
                                                                  --------------
                                                                  $    2,854,019
                                                                  --------------
                 Oil & Gas Storage &
                 Transportation - 0.5%
        10,755   SemGroup Corp.                                   $      701,549
                                                                  --------------
                 Total Energy                                     $   11,499,392
                                                                  --------------
                 Materials - 5.8%
                 Commodity Chemicals - 1.2%
        11,756   Methanex Corp.                                   $      696,425
         8,404   Westlake Chemical Corp.                               1,025,876
                                                                  --------------
                                                                  $    1,722,301
                                                                  --------------
                 Industrial Gases - 0.4%
         4,656   Airgas, Inc.                                     $      520,774
                                                                  --------------
                 Specialty Chemicals - 1.8%
        42,954   Flotek Industries, Inc.*                         $      862,087
           955   The Sherwin-Williams Co.                                175,242
        13,972   WR Grace & Co.*                                       1,381,412
                                                                  --------------
                                                                  $    2,418,741
                                                                  --------------
                 Construction Materials - 0.6%
        10,876   Eagle Materials, Inc.                            $      842,129
                                                                  --------------
                 Metal & Glass Containers - 0.3%
         8,900   Crown Holdings, Inc.*                            $      396,673
                                                                  --------------
                 Paper Packaging - 0.5%
         6,565   Rock Tenn Co.                                    $      689,391
                                                                  --------------
                 Paper Products - 1.0%
         6,402   Domtar Corp.                                     $      603,965
        12,990   KapStone Paper and Packaging Corp.                      725,621
                                                                  --------------
                                                                  $    1,329,586
                                                                  --------------
                 Total Materials                                  $    7,919,595
                                                                  --------------
                 Capital Goods - 5.3%
                 Aerospace & Defense - 0.3%
        10,766   Textron, Inc.                                    $      395,758
                                                                  --------------
                 Building Products - 0.3%
         9,375   Fortune Brands Home & Security, Inc.             $      428,438
                                                                  --------------
                 Construction &
                 Engineering - 0.2%
         3,645   Chicago Bridge & Iron Co. NV                     $      303,045
                                                                  --------------
                 Electrical Components &
                 Equipment - 0.5%
         4,475   Roper Industries, Inc.                           $      620,593
                                                                  --------------
                 Construction & Farm Machinery
                 & Heavy Trucks - 1.0%
        14,528   Terex Corp.*                                     $      610,031
        31,890   The Manitowoc Co., Inc.                                 743,675
                                                                  --------------
                                                                  $    1,353,706
                                                                  --------------
                 Industrial Machinery - 2.4%
         8,697   Chart Industries, Inc.*                          $      831,781
         5,726   Dover Corp.                                             552,788
        15,617   Ingersoll-Rand Plc                                      962,007
        12,361   Lincoln Electric Holdings, Inc.                         881,834
                                                                  --------------
                                                                  $    3,228,410
                                                                  --------------
                 Trading Companies &
                 Distributors - 0.6%
         3,128   WW Grainger, Inc.                                $      798,954
                                                                  --------------
                 Total Capital Goods                              $    7,128,904
                                                                  --------------
                 Commercial Services &
                 Supplies - 5.2%
                 Environmental & Facilities
                 Services - 0.5%
         6,095   Stericycle, Inc.*                                $      708,056
                                                                  --------------
                 Diversified Support
                 Services - 1.5%
        13,400   Healthcare Services Group, Inc.                  $      380,158
        16,896   Mobile Mini, Inc.*                                      695,777
        12,621   United Rentals, Inc.*                                   983,807
                                                                  --------------
                                                                  $    2,059,742
                                                                  --------------
                 Human Resource &
                 Employment Services - 2.1%
        14,406   Towers Watson & Co.                              $    1,838,350
        17,879   WageWorks, Inc.*                                      1,062,728
                                                                  --------------
                                                                  $    2,901,078
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.
8

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
                 Research & Consulting
                 Services - 1.1%
        11,288   The Advisory Board Co.*                          $      718,707
        10,729   Verisk Analytics, Inc.*                                 705,110
                                                                  --------------
                                                                  $    1,423,817
                                                                  --------------
                 Total Commercial Services
                 & Supplies                                       $    7,092,693
                                                                  --------------
                 Transportation - 5.5%
                 Airlines - 3.1%
        47,774   American Airlines Group, Inc.                    $    1,206,294
         7,715   Copa Holdings SA                                      1,235,249
        41,394   Delta Air Lines, Inc.                                 1,137,093
        16,217   United Continental Holdings, Inc.*                      613,489
                                                                  --------------
                                                                  $    4,192,125
                                                                  --------------
                 Marine - 1.0%
        82,378   Diana Shipping, Inc.*                            $    1,094,804
        28,713   Safe Bulkers, Inc.                                      298,615
                                                                  --------------
                                                                  $    1,393,419
                                                                  --------------
                 Railroads - 1.4%
         5,803   Genesee & Wyoming, Inc.*                         $      557,378
        10,807   Kansas City Southern                                  1,338,231
                                                                  --------------
                                                                  $    1,895,609
                                                                  --------------
                 Total Transportation                             $    7,481,153
                                                                  --------------
                 Automobiles &
                 Components - 2.8%
                 Auto Parts & Equipment - 1.7%
        28,013   Lear Corp.                                       $    2,268,213
                                                                  --------------
                 Automobile Manufacturers - 0.3%
         3,032   Tesla Motors, Inc.*                              $      455,952
                                                                  --------------
                 Motorcycle Manufacturers - 0.8%
        16,139   Harley-Davidson, Inc.                            $    1,117,464
                                                                  --------------
                 Total Automobiles
                 & Components                                     $    3,841,629
                                                                  --------------
                 Consumer Durables &
                 Apparel - 3.3%
                 Home Furnishings - 0.7%
         6,207   Mohawk Industries, Inc.*                         $      924,222
                                                                  --------------
                 Apparel, Accessories &
                 Luxury Goods - 2.6%
         6,301   Carter's, Inc.                                   $      452,349
        13,066   G-III Apparel Group, Ltd.*                              964,140
        18,812   Hanesbrands, Inc.                                     1,321,919
        10,298   Michael Kors Holdings, Ltd.*                            836,095
                                                                  --------------
                                                                  $    3,574,503
                                                                  --------------
                 Total Consumer Durables
                 & Apparel                                        $    4,498,725
                                                                  --------------
                 Consumer Services - 4.4%
                 Casinos & Gaming - 1.8%
        18,643   Las Vegas Sands Corp.                            $    1,470,373
        23,736   Melco Crown Entertainment,
                 Ltd. (A.D.R.)*                                          930,926
                                                                  --------------
                                                                  $    2,401,299
                                                                  --------------
                 Hotels, Resorts & Cruise Lines - 0.9%
        35,415   Norwegian Cruise Line Holdings, Ltd.*            $    1,256,170
                                                                  --------------
                 Restaurants - 1.2%
         3,054   Chipotle Mexican Grill, Inc.*                    $    1,627,110
                                                                  --------------
                 Specialized Consumer
                 Services - 0.5%
        21,720   H&R Block, Inc.                                  $      630,749
                                                                  --------------
                 Total Consumer Services                          $    5,915,328
                                                                  --------------
                 Media - 1.8%
                 Broadcasting - 0.7%
        10,614   Discovery Communications, Inc.*                  $      959,718
                                                                  --------------
                 Cable & Satellite - 0.7%
        10,195   Liberty Global Plc*                              $      907,253
                                                                  --------------
                 Movies & Entertainment - 0.4%
        16,025   Cinemark Holdings, Inc.                          $      534,113
                                                                  --------------
                 Total Media                                      $    2,401,084
                                                                  --------------
                 Retailing - 9.6%
                 Distributors - 1.2%
        50,633   LKQ Corp.*                                       $    1,665,826
                                                                  --------------
                 Internet Retail - 2.5%
        28,921   HomeAway, Inc.*                                  $    1,182,290
         1,309   Netflix, Inc.*                                          481,935
           982   priceline.com, Inc.*                                  1,141,477
        12,223   Shutterfly, Inc.*                                       622,517
                                                                  --------------
                                                                  $    3,428,219
                                                                  --------------
                 General Merchandise
                 Stores - 1.5%
        11,458   Dollar General Corp.*                            $      691,147
        23,484   Dollar Tree, Inc.*                                    1,324,967
                                                                  --------------
                                                                  $    2,016,114
                                                                  --------------
                 Apparel Retail - 1.5%
        12,881   Ross Stores, Inc.                                $      965,173
        15,850   TJX Companies, Inc.                                   1,010,120
                                                                  --------------
                                                                  $    1,975,293
                                                                  --------------
                 Home Improvement Retail - 0.7%
        19,162   Lowe's Companies, Inc.                           $      949,477
                                                                  --------------
                 Specialty Stores - 1.4%
         9,247   Dick's Sporting Goods, Inc.*                     $      537,251
        17,350   Tractor Supply Co.*                                   1,346,013
                                                                  --------------
                                                                  $    1,883,264
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
                 Automotive Retail - 0.8%
        22,919   CarMax, Inc.*                                    $    1,077,651
                                                                  --------------
                 Total Retailing                                  $   12,995,844
                                                                  --------------
                 Food & Staples Retailing - 1.0%
                 Food Retail - 1.0%
         9,972   Natural Grocers by Vitamin
                 Cottage, Inc.*                                   $      423,311
        15,694   Whole Foods Market, Inc.                                907,584
                                                                  --------------
                                                                  $    1,330,895
                                                                  --------------
                 Total Food & Staples Retailing                   $    1,330,895
                                                                  --------------
                 Food, Beverage & Tobacco - 2.6%
                 Distillers & Vintners - 0.5%
         9,208   Constellation Brands, Inc.*                      $      648,059
                                                                  --------------
                 Soft Drinks - 0.6%
        12,198   Monster Beverage Corp.*                          $      826,658
                                                                  --------------
                 Packaged Foods & Meats - 1.5%
        15,376   B&G Foods, Inc.                                  $      521,400
        18,621   ConAgra Foods, Inc.                                     627,528
        12,293   Green Mountain Coffee Roasters, Inc.*                   929,105
                                                                  --------------
                                                                  $    2,078,033
                                                                  --------------
                 Total Food, Beverage & Tobacco                   $    3,552,750
                                                                  --------------
                 Household & Personal
                 Products - 1.1%
                 Personal Products - 1.1%
         6,509   Herbalife, Ltd.                                  $      512,258
         7,162   Nu Skin Enterprises, Inc.                               989,932
                                                                  --------------
                                                                  $    1,502,190
                                                                  --------------
                 Total Household &
                 Personal Products                                $    1,502,190
                                                                  --------------
                 Health Care Equipment
                 & Services - 5.0%
                 Health Care Equipment - 1.6%
        18,529   Edwards Lifesciences Corp.*                      $    1,218,467
        33,458   Masimo Corp.                                            977,977
                                                                  --------------
                                                                  $    2,196,444
                                                                  --------------
                 Health Care Supplies - 1.0%
        11,857   Align Technology, Inc.*                          $      677,628
        40,801   Endologix, Inc.*                                        711,569
                                                                  --------------
                                                                  $    1,389,197
                                                                  --------------
                 Health Care Services - 1.4%
        39,981   Catamaran Corp.*                                 $    1,898,298
                                                                  --------------
                 Health Care Facilities - 0.5%
        24,033   Brookdale Senior Living, Inc.*                   $      653,217
                                                                  --------------

                 Managed Health Care - 0.5%
         9,810   WellCare Health Plans, Inc.*                     $      690,820
                                                                  --------------
                 Total Health Care
                 Equipment & Services                             $    6,827,976
                                                                  --------------
                 Pharmaceuticals,
                 Biotechnology & Life
                 Sciences - 9.6%
                 Biotechnology - 3.2%
        22,064   Alkermes Plc*                                    $      897,122
        12,170   Cubist Pharmaceuticals, Inc.*                           838,148
        53,649   Neurocrine Biosciences, Inc.*                           501,082
        35,670   NPS Pharmaceuticals, Inc.*                            1,082,941
        13,238   Vertex 7Pharmaceuticals, Inc.*                          983,583
                                                                  --------------
                                                                  $    4,302,876
                                                                  --------------
                 Pharmaceuticals - 4.6%
        13,945   Actavis plc*                                     $    2,342,760
         8,604   Jazz Pharmaceuticals Plc*                             1,088,922
        17,431   Salix Pharmaceuticals, Ltd.*                          1,567,744
         8,863   Shire Plc (A.D.R.)                                    1,252,253
                                                                  --------------
                                                                  $    6,251,679
                                                                  --------------
                 Life Sciences Tools &
                 Services - 1.8%
        11,231   Agilent Technologies, Inc.                       $      642,301
        18,126   Bruker Corp.*                                           358,351
        13,446   Charles River Laboratories
                 International, Inc.*                                    713,176
         6,404   Illumina, Inc.*                                         708,410
                                                                  --------------
                                                                  $    2,422,238
                                                                  --------------
                 Total Pharmaceuticals,
                 Biotechnology & Life Sciences                    $   12,976,793
                                                                  --------------
                 Banks - 0.7%
                 Regional Banks - 0.7%
         8,840   Signature Bank*                                  $      949,593
                                                                  --------------
                 Total Banks                                      $      949,593
                                                                  --------------
                 Diversified Financials - 4.9%
                 Specialized Finance - 0.9%
        29,963   The NASDAQ OMX Group, Inc.                       $    1,192,527
                                                                  --------------
                 Consumer Finance - 0.7%
        17,284   Discover Financial Services, Inc.                $      967,040
                                                                  --------------
                 Asset Management &
                 Custody Banks - 2.7%
         5,865   Affiliated Managers Group, Inc.*                 $    1,272,001
        35,924   Blackstone Group LP                                   1,131,606
        11,205   Financial Engines, Inc.                                 778,523
        13,362   Walter Investment Management Corp.*                     472,480
                                                                  --------------
                                                                  $    3,654,610
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
                 Investment Banking &
                 Brokerage - 0.6%
        26,061   Morgan Stanley Co.                               $      817,273
                                                                  --------------
                 Total Diversified Financials                     $    6,631,450
                                                                  --------------
                 Insurance - 0.5%
                 Insurance Brokers - 0.5%
         8,478   Aon Plc*                                         $      711,219
                                                                  --------------
                 Total Insurance                                  $      711,219
                                                                  --------------
                 Real Estate - 1.0%
                 Specialized REIT - 1.0%
        42,755   Weyerhaeuser Co.                                 $    1,349,775
                                                                  --------------
                 Total Real Estate                                $    1,349,775
                                                                  --------------
                 Software & Services - 13.3%
                 Internet Software &
                 Services - 6.1%
        40,734   Akamai Technologies, Inc.*                       $    1,921,830
         8,889   CoStar Group, Inc.*                                   1,640,732
        15,279   eBay, Inc.*                                             838,664
        14,530   Facebook, Inc.*                                         794,210
         1,212   Google, Inc.*                                         1,358,301
         4,391   LinkedIn Corp.*                                         952,101
        16,945   Yandex NV*                                              731,177
                                                                  --------------
                                                                  $    8,237,015
                                                                  --------------
                 IT Consulting & Other
                 Services - 0.4%
         8,663   Gartner, Inc.*                                   $      615,506
                                                                  --------------
                 Data Processing &
                 Outsourced Services - 3.0%
         3,407   Alliance Data Systems Corp.*                     $      895,803
        28,315   Genpact, Ltd.*                                          520,147
           985   MasterCard, Inc.                                        822,928
        27,596   Vantiv, Inc.*                                           899,906
        10,141   WEX, Inc.*                                            1,004,263
                                                                  --------------
                                                                  $    4,143,047
                                                                  --------------
                 Application Software - 2.9%
        14,647   Aspen Technology, Inc.*                          $      612,245
        58,829   Cadence Design Systems, Inc.*                           824,783
        15,563   Guidewire Software, Inc.*                               763,676
        13,792   Qlik Technologies, Inc.*                                367,281
        14,603   Salesforce.com, Inc.*                                   805,940
        12,030   SS&C Technologies Holdings, Inc.*                       532,448
                                                                  --------------
                                                                  $    3,906,373
                                                                  --------------
                 Systems Software - 0.9%
         6,078   ServiceNow, Inc.*                                $      340,429
         9,426   VMware, Inc.*                                           845,606
                                                                  --------------
                                                                  $    1,186,035
                                                                  --------------
                 Total Software & Services                        $   18,087,976
                                                                  --------------
                 Technology Hardware &
                 Equipment - 1.8%
                 Communications
                 Equipment - 1.1%
        12,128   F5 Networks, Inc.*                               $    1,101,950
        19,005   Finisar Corp.*                                          454,600
                                                                  --------------
                                                                  $    1,556,550
                                                                  --------------
                 Computer Hardware - 0.4%
         3,814   Stratasys, Ltd.*                                 $      513,746
                                                                  --------------
                 Computer Storage &
                 Peripherals - 0.3%
         6,025   SanDisk Corp.                                    $      425,004
                                                                  --------------
                 Total Technology Hardware
                 & Equipment                                      $    2,495,300
                                                                  --------------
                 Semiconductors &
                 Semiconductor Equipment - 3.9%
                 Semiconductor Equipment - 0.4%
        28,745   Applied Materials, Inc.                          $      508,499
                                                                  --------------
                 Semiconductors - 3.5%
        10,813   Analog Devices, Inc.                             $      550,706
        19,505   Avago Technologies, Ltd.                              1,031,619
        10,469   Cree, Inc.*                                             655,045
        15,416   Mellanox Technologies, Ltd.*                            616,178
        30,183   Skyworks Solutions, Inc.*                               862,026
        22,262   Xilinx, Inc.                                          1,022,272
                                                                  --------------
                                                                  $    4,737,846
                                                                  --------------
                 Total Semiconductors &
                 Semiconductor Equipment                          $    5,246,345
                                                                  --------------
                 Telecommunication
                 Services - 1.5%
                 Wireless Telecommunication
                 Services - 1.5%
        15,128   Crown Castle International Corp.*                $    1,110,849
        10,633   SBA Communications Corp.*                               955,269
                                                                  --------------
                                                                  $    2,066,118
                                                                  --------------
                 Total Telecommunication
                 Services                                         $    2,066,118
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
                 Utilities - 0.7%
                 Electric Utilities - 0.2%
         2,196   ITC Holdings Corp.                               $      210,421
                                                                  --------------
                 Gas Utilities - 0.3%
         5,634   National Fuel Gas Co.                            $      402,268
                                                                  --------------
                 Water Utilities - 0.2%
        11,580   Aqua America, Inc.                               $      273,172
                                                                  --------------
                 Total Utilities                                  $      885,861
                                                                  --------------
                 TOTAL COMMON STOCKS
                 (Cost $104,935,308)                              $  135,388,588
                                                                  --------------
                 TOTAL INVESTMENT IN
                 SECURITIES - 99.8%
                 (Cost $104,935,308) (a)                          $  135,388,588
                                                                  --------------
                 OTHER ASSETS &
                 LIABILITIES - 0.2%                               $      268,907
                                                                  --------------
                 TOTAL NET ASSETS - 100.0%                        $  135,657,495
                                                                  ==============

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

REIT      Real Estate Investment Trust.

(a) At December 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $105,320,905 was as follows:

             Aggregate gross unrealized gain for all investments
             in which there is an excess of value over tax cost   $  30,666,206

             Aggregate gross unrealized depreciation for all
             investments in which there is an excess of tax
             cost over value                                           (598,523)
                                                                  -------------
             Net unrealized appreciation                          $  30,067,683
                                                                  =============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2013 aggregated $196,649,444 and $214,136,134, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3.

The following is a summary of the inputs used as of December 31, 2013, in valuing the Portfolio's investments:

                             Level 1       Level 2      Level 3        Total
Common Stocks             $135,388,588      $  --        $ --       $135,388,588
                          ------------      -----        ----       ------------
   Total                  $135,388,588      $  --        $ --       $135,388,588
                          ============      =====        ====       ============

During the year ended December 31, 2013, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended  Year Ended    Year Ended     Year Ended  Year Ended
                                                              12/31/13    12/31/12      12/31/11       12/31/10    12/31/09
Class I
Net asset value, beginning of period                          $  24.07    $  22.49      $  23.01       $  19.14    $  13.24
                                                              --------    --------      --------       --------    --------
Increase (decrease) from investment operations:
   Net investment loss                                        $  (0.11)   $  (0.09)     $  (0.13)      $  (0.09)   $  (0.03)
   Net realized and unrealized gain (loss) on investments        10.05        1.67         (0.39)          3.96        5.93
                                                              --------    --------      --------       --------    --------
       Net increase (decrease) from investment operations     $   9.94    $   1.58      $  (0.52)      $   3.87    $   5.90
Distributions to shareowners:
    Net realized gain                                            (1.23)         --            --             --          --
                                                              --------    --------      --------       --------    --------
Net increase (decrease) in net asset value                    $   8.71    $   1.58      $  (0.52)      $   3.87    $   5.90
                                                              --------    --------      --------       --------    --------
Net asset value, end of period                                $  32.78    $  24.07      $  22.49       $  23.01    $  19.14
                                                              ========    ========      ========       ========    ========
Total return*                                                    42.46%       7.02%(b)     (2.26)%(a)     20.22%      44.56%
Ratio of total expenses to average net assets                     0.84%       0.85%         0.84%          0.85%       0.85%
Ratio of net investment loss to average net assets               (0.36)%     (0.34)%       (0.54)%        (0.44)%     (0.15)%
Portfolio turnover rate                                            162%        135%          111%           119%        134%
Net assets, end of period (in thousands)                      $135,657    $110,170      $121,377       $141,034    $134,090
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                 0.84%       0.87%         0.84%          0.87%       0.88%
   Net investment loss                                           (0.36)%     (0.36)%       (0.54)%        (0.46)%     (0.18)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been (2.31)%.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 6.96%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/13
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $104,935,308)                                    $135,388,588
  Receivables --
     Investment securities sold                                                      1,546,099
     Portfolio shares sold                                                              38,126
     Dividends                                                                          22,237
     Due from Pioneer Investment Management, Inc.                                       20,906
  Prepaid expenses                                                                           9
                                                                                  ------------
        Total assets                                                              $137,015,965
                                                                                  ------------
LIABILITIES:
  Payables --
     Investment securities purchased                                              $    350,504
     Portfolio shares repurchased                                                       26,736
  Due to custodian                                                                     924,153
  Due to affiliates                                                                     11,668
  Accrued expenses                                                                      45,221
  Unrealized depreciation on forward foreign currency contracts                            188
                                                                                  ------------
         Total liabilities                                                        $  1,358,470
                                                                                  ------------
NET ASSETS:
  Paid-in capital                                                                 $ 78,501,620
  Undistributed net investment income                                                   27,302
  Accumulated net realized gain on investments and foreign currency transactions    26,675,411
  Net unrealized appreciation on investments                                        30,453,280
  Net unrealized depreciation on foreign currency transactions                            (118)
                                                                                  ------------
        Total net assets                                                          $135,657,495
                                                                                  ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $135,657,495/4,138,264 shares)                                $      32.78
                                                                                  ------------

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $3,444)                 $   605,071
  Interest                                                                  1,107
                                                                      -----------
        Total investment income                                                     $   606,178
                                                                                    -----------
EXPENSES:
  Management fees                                                     $   916,859
  Transfer agent fees                                                       1,500
  Administrative reimbursement                                             33,543
  Custodian fees                                                           18,475
  Professional fees                                                        45,393
  Printing expense                                                         16,033
  Fees and expenses of nonaffiliated Trustees                               6,184
  Miscellaneous                                                             8,371
                                                                      -----------
        Total expenses                                                              $ 1,046,358
                                                                                    -----------
        Net investment loss                                                         $  (440,180)
                                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY
TRANSACTIONS AND WRITTEN OPTIONS:
  Net realized gain (loss) on:
     Investments                                                      $28,539,605
     Written options                                                        5,396
     Other assets and liabilities denominated in foreign currencies          (185)  $28,544,816
                                                                      -----------   -----------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                      $15,330,370
     Other assets and liabilities denominated in foreign currencies          (118)  $15,330,252
                                                                      -----------   -----------
  Net gain on investments                                                           $43,875,068
                                                                                    -----------
  Net increase in net assets resulting from operations                              $43,434,888
                                                                                    ===========

The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   Year Ended      Year Ended
                                                                    12/31/13        12/31/12
FROM OPERATIONS:
Net investment loss                                              $    (440,180)  $     (417,605)
Net realized gain on investments, foreign currency transactions
  and written options                                               28,544,816        8,015,793
Change in net unrealized appreciation on investments, foreign
  currency transactions and written options                         15,330,252          999,385
                                                                 -------------   --------------
     Net increase in net assets resulting from operations        $  43,434,888   $    8,597,573
                                                                 -------------   --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
     Class I ($1.23 and $0.00 per share, respectively)           $  (5,196,895)  $           --
                                                                 -------------   --------------
        Total distributions to shareowners                       $  (5,196,895)  $           --
                                                                 -------------   --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $   7,415,386   $    4,260,558
Reinvestment of distributions                                        5,196,895               --
Cost of shares repurchased                                         (25,362,450)     (24,065,158)
                                                                 -------------   --------------
     Net decrease in net assets resulting from
        Portfolio share transactions                             $ (12,750,169)  $  (19,804,600)
                                                                 -------------   --------------
     Net increase (decrease) in net assets                       $  25,487,824   $  (11,207,027)
NET ASSETS:
Beginning of year                                                  110,169,671      121,376,698
                                                                 -------------   --------------
End of year                                                      $ 135,657,495   $  110,169,671
                                                                 =============   ==============
Undistributed net investment income                              $      27,302   $           --
                                                                 =============   ==============

                               '13 Shares  '13 Amount      '12 Shares  '12 Amount
CLASS I
Shares sold                      258,021   $   7,415,386     174,102   $   4,260,558
Reinvestment of distributions    194,932       5,196,895          --              --
Less shares repurchased         (891,151)    (25,362,450)   (994,204)    (24,065,158)
                               ---------   -------------   ---------   -------------
     Net decrease               (438,198)  $ (12,750,169)   (820,102)  $ (19,804,600)
                               =========   =============   =========   =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth VCT Portfolio (the Portfolio), formerly Pioneer Growth Opportunities VCT Portfolio, is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At December 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services).

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 4).

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.At December 31, 2013, the Portfolio reclassified $2,865 to decrease paid in capital, $467,482 to increase undistributed net investment income and $464,617 to decrease accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    The tax character of distributions paid during the year ended December 31, 2013 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2013, were as follows:

--------------------------------------------------------------------------------
                                                       2013            2012
--------------------------------------------------------------------------------
Distributions paid from:
Long-term capital gain                             $ 5,196,895     $        --
                                                   -----------     -----------
   Total distributions                             $ 5,196,895     $        --
                                                   -----------     -----------
Distributable Earnings (Accumulated Losses):
Undistributed ordinary
  income                                           $ 9,443,057
Undistributed long-term
  capital gain                                      17,645,253
Unrealized appreciation                             30,067,565
                                                   -----------
   Total                                           $57,155,875
                                                   ===========

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustment relating to partnerships.

E.  Portfolio Shares

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $216,686 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2013. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.  Risks

    Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

G.  Option Writing

    The Portfolio may write put and covered call options to seek to increase total return. When an option is written, the Portfolio receives a premium and becomes obligated to sell purchase or sell the underlying security at a fixed price, upon the exercise of the option.

    When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    Transactions in written options for the year ended December 31, 2013 are summarized as follows:

                                                   Number of         Premiums
                                                   Contracts         Received
Options outstanding at beginning of period                --         $     --
Options opened                                           321           42,482
Options exercised                                         --               --
Options closed                                          (283)         (37,086)
Options expired                                          (38)          (5,396)
                                                   ---------         --------
Options outstanding at end of period                      --         $     --
                                                   =========         ========

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.85% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,543 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2013.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $125 in transfer agent fees payable to PIMSS at December 31, 2013.

4. Forward Foreign Currency Contracts

During the year ended December 31, 2013, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. The value of contract opened for the year during the one month ended December 31, 2013 was $67,882.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

As of December 31, 2013, open contracts were as follows:

--------------------------------------------------------------------------------------
                     Contracts                     Settlement             Unrealized
Currency            to Deliver   In Exchange for      Date      Value    Depreciation
--------------------------------------------------------------------------------------
CAD
(Canadian Dollar)     72,348         68,070          1/3/14     67,882      $ (188)
--------------------------------------------------------------------------------------

5. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of December 31, 2013 were as follows:

-----------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                 Asset Derivatives 2013              Liabilities Derivatives 2013
Hedging Instruments       -----------------------------------   -------------------------------------
Under Accounting            Statement of Assets                   Statement of Assets
Standards Codification          and Liabilities                       and Liabilities
(ASC) 815                          Location             Value             Location             Value
-----------------------------------------------------------------------------------------------------
Forward foreign           Net unrealized appreciation           Net unrealized depreciation
  currency contracts      on forward foreign                    on forward foreign
                          currency contracts            $ -     currency contracts             $188
-----------------------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                                                  Change in
                                                                                                  Unrealized
                                                                             Realized Gain      Appreciation or
Derivatives Not Accounted for                                                or (Loss) on      (Depreciation)
as Hedging Instruments Under         Location of Gain or (Loss)               Derivatives       on Derivatives
Accounting Standards                 on Derivatives Recognized                Recognized        Recognized in
Codification (ASC) 815                       in Income                         in Income           Income
-----------------------------------------------------------------------------------------------------------------
Forward foreign                  Net realized gain (loss) on forward
  currency contracts             foreign currency contracts and other
                                 assets and liabilities denominated in
                                 foreign currencies                             $(185)
Forward foreign                  Change in unrealized appreciation
  currency contracts             (depreciation) on forward foreign
                                 currency contracts and other assets
                                 and liabilities denominated in
                                 foreign currencies                                                 $(118)
Written options                  Net realized gain written options              $5,396
-----------------------------------------------------------------------------------------------------------------

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Select Mid Cap Growth VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Select Mid Cap Growth VCT Portfolio (formerly, Pioneer Growth Opportunities VCT Portfolio) (one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust")) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Select Mid Cap Growth VCT Portfolio (formerly, Pioneer Growth Opportunities VCT Portfolio) (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2014

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Select Mid Cap Growth VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2013 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees review the Portfolio's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one and three year periods ended June 30, 2013, in the third quintile of its Morningstar category for the five year period ended June 30, 2013, and in the fourth quintile of its Morningstar category for the ten year period ended June 30, 2013. The Trustees noted the discussions held throughout the year regarding the Portfolio's performance and confirmed that

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees indicated that they were satisfied with the discussions with PIM with respect to the Portfolio's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2013 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2013 was in the first quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and qualify of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Portfolio. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 54 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 49 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                            POSITION HELD    LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE                WITH THE TRUST   AND TERM OFFICE         PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Thomas J. Perna (63)        Chairman of the  Trustee since 2006.     Private investor (2004 - 2008 and   Director, Broadridge
                            Board and        Serves until a          2013 - present); Chairman (2008 -   Financial Solutions, Inc.
                            Trustee          successor trustee is    2013) and Chief Executive Officer   (investor communications
                                             elected or earlier      (2008 - 2012), Quadriserv, Inc.     and securities processing
                                             retirement or           (technology products for            provider for financial
                                             removal.                securities lending industry); and   services industry) (2009 -
                                                                     Senior Executive Vice President,    present); Director,
                                                                     The Bank of New York (financial     Quadriserv, Inc. (2005 -
                                                                     and securities services) (1986 -    2013); and Commissioner,
                                                                     2004)                               New Jersey State Civil
                                                                                                         Service Commission (2011 -
                                                                                                         present)
====================================================================================================================================
David R. Bock (70)          Trustee          Trustee since 2005.     Managing Partner, Federal City      Director of Enterprise
                                             Serves until a          Capital Advisors (corporate         Community Investment, Inc.
                                             successor trustee is    advisory services company) (1997 -  (privately held affordable
                                             elected or earlier      2004 and 2008 - present); Interim   housing finance company)
                                             retirement or           Chief Executive Officer, Oxford     (1985 - 2010); Director of
                                             removal.                Analytica, Inc. (privately held     Oxford Analytica, Inc.
                                                                     research and consulting company)    (2008 - present); Director
                                                                     (2010); Executive Vice President    of The Swiss Helvetia Fund,
                                                                     and Chief Financial Officer,        Inc. (closed-end fund)
                                                                     I-trax, Inc. (publicly traded       (2010 - present); and
                                                                     health care services company)       Director of New York
                                                                     (2004 - 2007); and Executive Vice   Mortgage Trust (publicly
                                                                     President and Chief Financial       traded mortgage REIT) (2004
                                                                     Officer, Pedestal Inc.              - 2009, 2012 - present)
                                                                     (internet-based mortgage trading
                                                                     company) (2000 - 2002)
====================================================================================================================================
Benjamin M. Friedman (69)   Trustee          Trustee since 2008.     William Joseph Maier Professor of   Trustee, Mellon
                                             Serves until a          Political Economy, Harvard          Institutional Funds
                                             successor trustee is    University (1972 - present)         Investment Trust and Mellon
                                             elected or earlier                                          Institutional Funds Master
                                             retirement or                                               Portfolio (oversaw 17
                                             removal.                                                    portfolios in fund complex)
                                                                                                         (1989-2008)
====================================================================================================================================

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                            POSITION HELD    LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE                WITH THE TRUST   AND TERM OF OFFICE      PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Margaret B.W. Graham (66)   Trustee          Trustee since 2000.     Founding Director, Vice President   None
                                             Serves until a          and Corporate Secretary, The
                                             successor trustee is    Winthrop Group, Inc. (consulting
                                             elected or earlier      firm) (1982 - present); Desautels
                                             retirement or           Faculty of Management, McGill
                                             removal.                University (1999 - present); and
                                                                     Manager of Research Operations and
                                                                     Organizational Learning, Xerox
                                                                     PARC, Xerox's advance research
                                                                     center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (65)    Trustee          Trustee since 1995.     President and Chief Executive       Director of New America
                                             Serves until a          Officer, Newbury, Piret & Company,  High Income Fund, Inc.
                                             successor trustee is    Inc. (investment banking firm)      (closed-end investment
                                             elected or earlier      (1981 - present)                    company) (2004 - present);
                                             retirement or                                               and member, Board of
                                             removal.                                                    Governors, Investment
                                                                                                         Company Institute (2000 -
                                                                                                         2006)
====================================================================================================================================
Stephen K. West (85)        Trustee          Trustee since 2008.     Senior Counsel, Sullivan &          Director, The Swiss
                                             Serves until a          Cromwell LLP (law firm) (1998 -     Helvetia Fund, Inc.
                                             successor trustee is    present); and Partner, Sullivan &   (closed-end investment
                                             elected or earlier      Cromwell LLP (prior to 1998)        company) (1995 - 2012); and
                                             retirement or                                               Director, Invesco, Ltd.
                                             removal.                                                    (formerly AMVESCAP, PLC)
                                                                                                         (investment manager)
                                                                                                         (1997-2005)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE      PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Daniel K.                  Trustee,        Trustee since 2007.      Chairman (2013 - present),         None
Kingsbury (55)*            President and   Serves until a           Director, CEO and President of
                           Chief           successor trustee is     PIM-USA (since February 2007);
                           Executive       elected or earlier       Chairman (2013 - present),
                           Officer         retirement or removal.   Director and President of Pioneer
                                                                    and Pioneer Institutional Asset
                                                                    Management, Inc. (since February
                                                                    2007); President and Chief
                                                                    Executive Officer of all the
                                                                    Pioneer Funds (since 2014);
                                                                    Executive Vice President of all
                                                                    of the Pioneer Funds (2007 -
                                                                    2013); Director of PGAM (2007 -
                                                                    2010); Head of New Europe
                                                                    Division, PGAM (2000 - 2005); and
                                                                    Head of New Markets Division,
                                                                    PGAM (2005 - 2007)
====================================================================================================================================

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

++ Effective January 28, 2014, Mr. Marc O. Mayer became an Independent Trustee of the Portfolio, and Mr. Kenneth J. Taubes became an Interested Trustee of the Portfolio.

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS+++
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE      PRINCIPAL OCCUPATION                HELD BY THIS OFFICER
John F. Cogan, Jr. (87)**  President and     Since 1994. Serves at   President of all of the Pioneer     None
                           Chief Executive   the discretion of the   Funds; Non-Executive Chairman and
                           Officer***        Board.                  a director of Pioneer Investment
                                                                     Management USA Inc. ("PIM-USA")
                                                                     (until November 2013); Chairman
                                                                     and a director of Pioneer (until
                                                                     November 2013); Chairman and
                                                                     Director of Pioneer Institutional
                                                                     Asset Management, Inc. (until
                                                                     November 2013); Director of
                                                                     Pioneer Alternative Investment
                                                                     Management Limited (Dublin) (until
                                                                     October 2011); President and a
                                                                     director of Pioneer Alternative
                                                                     Investment Management (Bermuda)
                                                                     Limited and affiliated funds (until
                                                                     November 2013); Deputy Chairman
                                                                     and a director of Pioneer Global
                                                                     Asset Management S.p.A. ("PGAM")
                                                                     (until April 2010); Director of
                                                                     Nano-C, Inc. (since 2003);
                                                                     Director of Cole Management Inc.
                                                                     (2004 - 2011); Director of
                                                                     Fiduciary Counseling, Inc. (until
                                                                     December 2011); Trustee of all of
                                                                     the Pioneer Funds (until November
                                                                     2013); and Retired Partner, Wilmer
                                                                     Cutler Pickering Hale and Dorr LLP
====================================================================================================================================
Christopher J. Kelley      Secretary and     Since 2003. Serves at   Vice President and Associate        None
(49)                       Chief Legal       the discretion of the   General Counsel of Pioneer since
                           Officer           Board.                  January 2008; Secretary and Chief
                                                                     Legal Officer of all of the Pioneer
                                                                     Funds since June 2010; Assistant
                                                                     Secretary of all of the Pioneer
                                                                     Funds from September 2003 to May
                                                                     2010; and Vice President and
                                                                     Senior Counsel of Pioneer from
                                                                     July 2002 to December 2007
====================================================================================================================================
Carol B. Hannigan (52)     Assistant         Since 2010. Serves at   Fund Governance Director of         None
                           Secretary         the discretion of the   Pioneer since December 2006 and
                                             Board.                  Assistant Secretary of all the
                                                                     Pioneer Funds since June 2010;
                                                                     Manager - Fund Governance of
                                                                     Pioneer from December 2003 to
                                                                     November 2006; and Senior
                                                                     Paralegal of Pioneer from January
                                                                     2000 to November 2003.
====================================================================================================================================
Thomas Reyes (51)          Assistant         Since 2010. Serves at   Counsel of Pioneer since June 2007  None
                           Secretary         the discretion of the   and Assistant Secretary of all the
                                             Board.                  Pioneer Funds since June 2010; and
                                                                     Vice President and Counsel at
                                                                     State Street Bank from October
                                                                     2004 to June 2007
====================================================================================================================================
Mark E. Bradley (54)       Treasurer and     Since 2008. Serves at   Vice President - Fund Treasury of   None
                           Chief Financial   the discretion of the   Pioneer; Treasurer of all of the
                           and Accounting    Board.                  Pioneer Funds since March 2008;
                           Officer                                   Deputy Treasurer of Pioneer from
                                                                     March 2004 to February 2008; and
                                                                     Assistant Treasurer of all of the
                                                                     Pioneer Funds from March 2004 to
                                                                     February 2008
====================================================================================================================================
Luis I. Presutti (48)      Assistant         Since 2000. Serves at   Director - Fund Treasury of         None
                           Treasurer         the discretion of the   Pioneer; and Assistant Treasurer
                                             Board.                  of all of the Pioneer Funds
====================================================================================================================================
Gary Sullivan (55)         Assistant         Since 2002. Serves at   Fund Accounting Manager - Fund      None
                           Treasurer         the discretion of the   Treasury of Pioneer; and Assistant
                                             Board.                  Treasurer of all of the Pioneer
                                                                     Funds
====================================================================================================================================

** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013

*** Mr. Cogan resigned as President and Chief Executive Officer of the Portfolio effective January 1, 2014.

+++ Mr. Mark D. Goodwin became Executive Vice President of the Portfolio effective January 28, 2014.

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE     PRINCIPAL OCCUPATION                 HELD BY THIS OFFICER
David F. Johnson (34)      Assistant         Since 2009. Serves at  Fund Administration Manager - Fund   None
                           Treasurer         the discretion of the  Treasury of Pioneer since November
                                             Board.                 2008; Assistant Treasurer of all
                                                                    of the Pioneer Funds since January
                                                                    2009; and Client Service Manager -
                                                                    Institutional Investor Services at
                                                                    State Street Bank from March 2003
                                                                    to March 2007
====================================================================================================================================
Jean M. Bradley (61)       Chief             Since 2010. Serves at  Chief Compliance Officer of Pioneer  None
                           Compliance        the discretion of the  and of all the Pioneer Funds since
                           Officer           Board.                 March 2010; Director of Adviser
                                                                    and Portfolio Compliance at
                                                                    Pioneer since October 2005; and
                                                                    Senior Compliance Officer for
                                                                    Columbia Management Advisers, Inc.
                                                                    from October 2003 to October 2005
====================================================================================================================================
Kelly O'Donnell (42)       Anti-Money        Since 2006. Serves at  Director - Transfer Agency           None
                           Laundering        the discretion of the  Compliance of Pioneer and
                           Officer           Board.                 Anti-Money Laundering Officer of
                                                                    all the Pioneer funds since 2006
====================================================================================================================================

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18655-08-0214

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Strategic Income VCT Portfolio

   Portfolio and Performance Update                                           2

   Comparing Ongoing Portfolio Expenses                                       3

   Portfolio Management Discussion                                            4

   Schedule of Investments                                                    9

   Financial Statements                                                      36

   Notes to Financial Statements                                             41

   Report of Independent Registered Public Accounting Firm                   49

   Approval of Investment Advisory Agreement                                 51

   Trustees, Officers and Service Providers                                  54

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                    28.2%
International Corporate Bonds                                           13.8%
U.S. Government Securities                                              12.7%
Senior Secured Loans                                                    10.1%
Collateralized Mortgage Obligations                                      9.8%
Municipal Bonds                                                          6.2%
Foreign Government Bonds                                                 6.2%
Convertible Corporate Bonds                                              4.5%
Asset Backed Securities                                                  3.3%
U.S. Preferred Stocks                                                    3.2%
Convertible Preferred Stocks                                             0.9%
International Common Stocks                                              0.5%
U.S. Common Stocks                                                       0.4%
International Preferred Stocks                                           0.2%
Warrants                                                                 0.0%*

* Amount rounds to less than 0.1%.

Maturity Distribution
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                     14.4%
AA                                                                       4.0%
A                                                                       10.7%
BBB                                                                     25.4%
BB                                                                      18.5%
B                                                                       14.7%
CCC                                                                      1.4%
Cash Equivalent                                                          5.8%
Not Rated                                                                5.1%

Five Largest Holdings
(As a percentage of long-term holdings)


1. U.S. Treasury Notes, 2.0%,
   2/15/22                                                                2.54%
--------------------------------------------------------------------------------
2. U.S. Treasury Bonds, 4.5%,
   5/15/38                                                                1.48
--------------------------------------------------------------------------------
3. U.S. Treasury Bonds, 4.5%,
   8/15/39                                                                1.26
--------------------------------------------------------------------------------
4. Fannie Mae, 3.5%,
   2/13/14                                                                1.06
--------------------------------------------------------------------------------
5. AgStar Financial Services ACA,
   Floating Rate Note (Perpetual)(144A)                                   0.66
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                         12/31/13              12/31/12
    Class I                                       $  10.37              $  10.76
    Class II                                      $  10.35              $  10.74

                                     Net
Distributions per Share              Investment   Short-Term      Long-Term
(1/1/13 - 12/31/13)                  Income       Capital Gains   Capital Gains
    Class I                          $0.4535      $0.0242         $0.0359
    Class II                         $0.4269      $0.0242         $0.0359

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Barclays U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer Strategic Income VCT   Pioneer Strategic Income VCT   Barclays U.S.
                Portfolio, Class I             Portfolio, Class II            Universal Index
12/31/2003      $ 10,000                       $ 10,000                       $ 10,000
12/31/2004      $ 11,024                       $ 10,995                       $ 10,497
12/31/2005      $ 11,327                       $ 11,269                       $ 10,782
12/31/2006      $ 12,061                       $ 11,972                       $ 11,318
12/31/2007      $ 12,836                       $ 12,710                       $ 12,054
12/31/2008      $ 11,351                       $ 11,224                       $ 12,341
12/31/2009      $ 14,726                       $ 14,518                       $ 13,402
12/31/2010      $ 16,436                       $ 16,169                       $ 14,363
12/31/2011      $ 16,749                       $ 16,422                       $ 15,425
12/31/2012      $ 18,663                       $ 18,257                       $ 16,279
12/31/2013      $ 18,882                       $ 18,426                       $ 16,060

The Barclays U.S. Universal Index is an unmanaged union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and nondollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2013)

--------------------------------------------------------------------------------
                                                    Class I           Class II
--------------------------------------------------------------------------------
10 Years                                              6.56%              6.30%
5 Years                                              10.71%             10.42%
1 Year                                                1.17%              0.92%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from July 1, 2013, through December 31, 2013.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                   $1,000.00          $1,000.00
Ending Account Value on 12/31/13                    $1,018.32          $1,017.13
Expenses Paid During Period*                        $    6.26          $    7.47

* Expenses are equal to the Fund's annualized net expense ratio of 1.23% and 1.47%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2013, through December 31, 2013.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/13                   $1,000.00          $1,000.00
Ending Account Value on 12/31/13                    $1,019.00          $1,017.80
Expenses Paid During Period*                        $    6.26          $    7.48

* Expenses are equal to the Fund's annualized net expense ratio of 1.23% and 1.47%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13
--------------------------------------------------------------------------------

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default. Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Other wise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The bond market produced mixed results in 2013, with credit-sensitive securities outperforming amid evidence of a strengthening U.S. economy, while higher-quality Treasuries and government agency bonds generating weaker returns as market interest rates moved higher. In the following interview, Kenneth J. Taubes, Andrew Feltus and Charles Melchreit review the market environment and the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the 12-month period ended December 31, 2013. Mr. Taubes, Chief Investment Officer, U.S., and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Portfolio and is supported by Mr. Feltus, a senior vice president and a portfolio manager at Pioneer, and Mr. Melchreit, a senior vice president and a portfolio manager at Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2013?

A: Pioneer Strategic Income VCT Portfolio's Class I shares returned 1.17% at net asset value during the 12-month period ended December 31, 2013, and Class II shares returned 0.92%, while the Portfolio's benchmark, the Barclays U.S. Universal Bond Index (the Barclays Index), returned -1.35%. During the same period, the average return of the 57 variable portfolios in Lipper's General Bond Underlying Funds category was -0.83%.

Q: How would you describe the investment environment in the bond markets during the 12-month period ended December 31, 2013?

A: Fixed-income investment sectors produced divergent results for the year, with the more credit-sensitive sectors and shorter-duration portfolios tending to hold up well as the economy improved. (Duration is a measure of a portfolio's price-sensitivity to changes in interest rates.) Over the same 12 months, however, rising interest rates undercut the performance of higher-rated securities and the more interest-rate-sensitive sectors, and especially of bonds with longer maturities.

    During the period, interest rates on securities with maturities of five years or longer rose by 1 percentage point, or 100 basis points. The increase in rates exerted a downward pressure on prices in the bond market, given that prices tend to decline as interest rates rise. While the trend of increasing rates affected most parts of the bond market, rates on shorter-maturity instruments were stable. Securities with maturities of one-to-two years showed very little change as the Federal Reserve (Fed) kept the influential Fed funds rate within the historically low range of 0% to 0.25%, where it has been for more than five years. While rates rose on securities with longer and intermediate maturities and the yield curve (which reflects the difference in yields between longer and shorter maturity securities) steepened, many

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    benchmarks for fixed-income asset classes posted negative returns for the full 12-month period, as the yields on the bonds failed to compensate for the declines in their prices. In this environment, portfolios with longer maturities tended to underperform relative to those with shorter maturities, which showed more price stability.

    The story was somewhat different, however, in the more credit-sensitive sectors. The domestic economy showed steady, albeit slow, improvement during the period as new jobs were created, consumer spending expanded, the housing industry improved and corporate earnings rose. The improving economic backdrop inspired confidence in the outlook for corporate profits in general, and credit-sensitive securities, like corporate bonds, tended to outperform higher-rated securities such as Treasuries and government agency debt that had little or no credit exposure but greater price-sensitivity to the changing interest-rate environment.

Q: Which of your investment strategies affected the Portfolio's benchmark-relative results the most during the 12-month period ended December 31, 2013?

A: The Portfolio significantly outperformed both the benchmark Barclays Index and its Lipper peers during the period, and the primary factor in the Portfolio's relative outperformance was above-benchmark exposure to lower-rated, credit-sensitive securities and corresponding underweight allocations to Treasuries, government agency bonds and government agency mortgages. Performance also received a boost from the Portfolio's shorter-than-benchmark duration, which kept it less exposed to the increases in interest rates during the period. In addition, good overall security selection results had a positive impact on relative returns.

    Performance detractors during the period included the Portfolio's investments in emerging markets credits as well as small exposures to non-U.S. dollar currencies, especially emerging markets currencies.

    Our key asset allocation decision during the period was to overweight the Portfolio in credit-sensitive securities, including domestic investment-grade and high-yield corporate bonds, floating-rate bank loans, non-government asset-backed debt and convertible bonds. All of those groups outperformed for the year as confidence in credit assets increased and the yield differences between lower-rated bonds and higher-rated bonds narrowed, which resulted in significant outperformance by lower-rated, credit-sensitive securities.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13                             (continued)
--------------------------------------------------------------------------------

    A notable exception to this credit theme was the Portfolio's exposure to emerging markets debt, which detracted from performance. During the Portfolio's fiscal year, as expectations grew that the Fed would begin withdrawing some monetary stimulus, rising interest rates in the U.S. had a direct impact on many emerging markets economies, especially those with large current account deficits that were dependent on the flow of capital from the U.S. Although we reduced the Portfolio's exposure to the emerging markets as the period progressed, investments in emerging markets debt detracted from relative performance for the year.

    At the end of the fiscal year, on December 31, 2013, the effective duration of Portfolio assets was just 4.34 years. The largest allocations of Portfolio assets were in U.S. investment-grade corporate debt, followed by U.S. high-yield corporates--those two asset classes combined to represent roughly 28% of the Portfolio's assets at year end. Emerging markets debt (11% of net assets) and senior secured loans (10% of net assets) also were well represented in the Portfolio. Equities and equity-linked assets, such as convertible bonds and preferred and common stock, both domestic and international, combined to total roughly 10% of the Portfolio's net assets at period end. Finally, reflecting the Portfolio's underweight in higher-rated debt, slightly more than 6% of net assets were invested in U.S. Treasuries and government agency bonds.

Q: What individual investments had noteworthy effects on the Portfolio's performance during the 12-month period ended December 31, 2013?

A: The greatest support for the Portfolio's returns during the period came from corporate debt holdings. Several financials sector bonds stood out, including securities issued by asset managers Blackstone Group, Carlyle Group and KKR. The debt of all three companies fared well as the firms benefitted from rising prices in real estate and the capital markets. Also in the financials sector, securities issued by insurers Hanover Insurance, Met Life and Allstate aided the Portfolio's performance during the period as insurance companies found a favorable market for selling their risk exposures.

    The Portfolio's exposure to convertible bonds, which tend to do well in a rising market, also helped performance, with the convertible securities of WebMD, the internet-based provider of health information services, performing particularly well.

    A few individual Portfolio holdings did underperform during the period, however, and exerted a drag on results. They included the debt of: Homex Development, a Mexican home-building firm that filed for bankruptcy protection after being negatively affected by changes in the Mexican government's housing policies; miner Mirabela Nickel, which underperformed

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    as demand for raw materials weakened; and Preferred Proppants, a supplier of materials used in natural gas drilling that experienced weakening demand during the period.

Q: Did you employ any derivative strategies during the 12-month period ended December 31, 2013?

A: Yes, we invested in some Treasury futures to reduce the Portfolio's exposure to interest-rate risk, and we also used some currency forward contracts to hedge, or reduce, the Portfolio's risk exposure from investments in foreign currencies. The Treasury futures had a positive impact on the Portfolio's results during the period, while the currency forward contracts did not have a material effect on performance.

Q:  What is your investment outlook?

A: We expect the domestic economy to continue to improve, with gross domestic growth (GDP) in 2014 outpacing 2013. One important factor should be a broadening of support for economic growth. In 2013, growth came principally from the private sector, but in 2014 we expect that spending by state and local governments - whose tax collections and overall finances have improved as the economy has recovered - will begin contributing positively to GDP expansion. Even the U.S. government, whose spending was limited during the past year by budget "sequestration" and other restrictions, should become less of a drag on the overall economy given the bipartisan budget agreement in December that eased back on the sequestration cuts.

    The U.S. economy has become more competitive in the global marketplace as a weakened U.S. dollar and improved access to energy sources has led to increased exports and a comeback by domestic manufacturers. We believe growth trends are likely to persist, even as the Fed begins tapering its quantitative easing (QE) program in January by cutting back on the pace of its monthly bond purchases. Given the economy's positive momentum, we don't think the Fed's tapering of QE will be a significant restriction on growth. We think the tapering is more akin to easing up on the gas pedal than putting on the brakes.

    As interest rates have risen during the past year and the yield curve has steepened, valuations of longer-maturity fixed-income securities have become more attractive, with 10-year Treasuries approaching a yield of 3% and longer-maturity Treasuries approaching 4% yields. At current levels, longer-term bonds no longer have negative real yields (yields adjusted for inflation). In contrast, intermediate- and short-maturity securities continue to have negative real yields.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/13                             (continued)
--------------------------------------------------------------------------------

    As we enter 2014, we expect the domestic economic expansion to persist. We expect to continue to emphasize Portfolio investments in the corporate sector, as we believe credit-sensitive securities generally offer attractive opportunities. However, we also will watch as valuations of some longer-maturity, higher-quality securities become more interesting. Consistent with our long-term investment approach, we intend to keep the Portfolio well diversified* among different sectors and to consider opportunities as different groups increase in relative value.

* Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments on pages 9 to 35 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13
--------------------------------------------------------------------------------

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              CONVERTIBLE CORPORATE BONDS - 4.4%
                                              Energy - 0.5%
                                              Oil & Gas Exploration & Production - 0.2%
         85,000                 NR/NR         Cobalt International Energy, Inc., 2.625%, 12/1/19                   $    75,172
                                                                                                                   -----------
                                              Oil & Gas Storage & Transportation - 0.3%
        100,000                 NR/NR         Golar LNG, Ltd., 3.75%, 3/7/17                                       $    99,990
                                                                                                                   -----------
                                              Coal & Consumable Fuels - 0.0%+
          2,000                 CCC/NR        James River Coal Co., 10.0%, 6/1/18 (144A)                           $       635
                                                                                                                   -----------
                                              Total Energy                                                         $   175,797
                                                                                                                   -----------
                                              Materials - 0.3%
                                              Diversified Metals & Mining - 0.3%
        100,000                 BB/NR         Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16                        $   101,500
                                                                                                                   -----------
                                              Total Materials                                                      $   101,500
                                                                                                                   -----------
                                              Capital Goods - 0.2%
                                              Electrical Components & Equipment - 0.2%
         74,000                 B/B3          General Cable Corp., 4.5%, 11/15/29 (Step)                           $    79,134
                                                                                                                   -----------
                                              Total Capital Goods                                                  $    79,134
                                                                                                                   -----------
                                              Consumer Durables & Apparel - 0.2%
                                              Homebuilding - 0.2%
         60,000                 B/B2          KB Home, 1.375%, 2/1/19                                              $    59,588
         20,000                 BB-/B1        The Ryland Group, Inc., 0.25%, 6/1/19                                     18,662
                                                                                                                   -----------
                                                                                                                   $    78,250
                                                                                                                   -----------
                                              Total Consumer Durables & Apparel                                    $    78,250
                                                                                                                   -----------
                                              Retailing - 0.2%
                                              Internet Retail - 0.2%
         75,000                 BBB/NR        Priceline.com, Inc., 0.35%, 6/15/20 (144A)                           $    85,453
                                                                                                                   -----------
                                              Total Retailing                                                      $    85,453
                                                                                                                   -----------
                                              Health Care Equipment & Services - 0.7%
                                              Health Care Equipment - 0.3%
        103,000                 NR/NR         NuVasive, Inc., 2.75%, 7/1/17                                        $   111,562
                                                                                                                   -----------
                                              Health Care Services - 0.1%
         34,000                 B+/B2         Omnicare, Inc., 3.25%, 12/15/35                                      $    36,338
                                                                                                                   -----------
                                              Managed Health Care - 0.3%
         50,000                 NR/NR         Molina Healthcare, Inc., 1.125%, 1/15/20 (144A)                      $    52,562
         50,000                 A-/NR         WellPoint, Inc., 2.75%, 10/15/42                                          67,688
                                                                                                                   -----------
                                                                                                                   $   120,250
                                                                                                                   -----------
                                              Total Health Care Equipment & Services                               $   268,150
                                                                                                                   -----------
                                              Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
                                              Biotechnology - 0.2%
         50,000                 NR/NR         Cubist Pharmaceuticals, Inc., 1.125%, 9/1/18 (144A)                  $    57,531
         20,000                 NR/NR         PDL BioPharma, Inc., 3.75%, 5/1/15                                        27,062
                                                                                                                   -----------
                                                                                                                   $    84,593
                                                                                                                   -----------
                                              Total Pharmaceuticals, Biotechnology & Life Sciences                 $    84,593
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Insurance - 0.1%
                                              Property & Casualty Insurance - 0.1%
         25,000                 BBB-/Baa3     Fidelity National Financial, Inc., 4.25%, 8/15/18                    $    40,875
                                                                                                                   -----------
                                              Total Insurance                                                      $    40,875
                                                                                                                   -----------
                                              Software & Services - 0.6%
                                              Internet Software & Services - 0.2%
         75,000                 NR/NR         WebMD Health Corp., 1.5%, 12/1/20 (144A)                             $    73,547
                                                                                                                   -----------
                                              Application Software - 0.4%
         80,000                 NR/NR         Mentor Graphics Corp., 4.0%, 4/1/31                                  $   106,350
         55,000                 BB-/NR        Nuance Communications, Inc., 2.75%, 11/1/31                               53,728
                                                                                                                   -----------
                                                                                                                   $   160,078
                                                                                                                   -----------
                                              Total Software & Services                                            $   233,625
                                                                                                                   -----------
                                              Technology Hardware & Equipment - 0.4%
                                              Computer Storage & Peripherals - 0.2%
         55,000                 BB/NR         SanDisk Corp., 0.5%, 10/15/20 (144A)                                 $    54,450
                                                                                                                   -----------
                                              Electronic Components - 0.2%
         95,000                 BB+/NR        Vishay Intertechnology, Inc., 2.25%, 5/15/41 (144A)                  $    82,591
                                                                                                                   -----------
                                              Total Technology Hardware & Equipment                                $   137,041
                                                                                                                   -----------
                                              Semiconductors & Semiconductor Equipment - 1.0%
                                              Semiconductor Equipment - 0.3%
         50,000                 BBB/Baa1      Lam Research Corp., 1.25%, 5/15/18                                   $    60,812
         34,000                 BBB/NR        Novellus Systems, Inc., 2.625%, 5/15/41                                   56,822
                                                                                                                   -----------
                                                                                                                   $   117,634
                                                                                                                   -----------
                                              Semiconductors - 0.7%
        150,000                 A-/NR         Intel Corp., 2.95%, 12/15/35                                         $   168,000
         30,000                 A-/A2         Intel Corp., 3.25%, 8/1/39 (144A)                                         40,781
         50,000                 BBB/NR        Xilinx, Inc., 3.125%, 3/15/37                                             79,156
                                                                                                                   -----------
                                                                                                                   $   287,937
                                                                                                                   -----------
                                              Total Semiconductors & Semiconductor Equipment                       $   405,571
                                                                                                                   -----------
                                              TOTAL CONVERTIBLE CORPORATE BONDS
                                              (Cost $1,512,606)                                                    $ 1,689,989
                                                                                                                   -----------

         Shares
                                              PREFERRED STOCKS - 3.3%
                                              Energy - 0.1%
                                              Oil & Gas Storage & Transportation - 0.1%
          2,300       7.62      B+/Ba2        NuStar Logistics LP, Floating Rate Note, 1/15/43                     $    58,581
                                                                                                                   -----------
                                              Total Energy                                                         $    58,581
                                                                                                                   -----------
                                              Banks - 1.4%
                                              Diversified Banks - 1.0%
            250       6.75      BB/NR         AgStar Financial Services ACA, Floating Rate Note (Perpetual) (144A) $   246,547
          5,325       6.00      A-/Baa1       US Bancorp, Floating Rate Note (Perpetual)                               145,745
                                                                                                                   -----------
                                                                                                                   $   392,292
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                  Floating      S&P/Moody's
                  Rate (b)      Ratings
         Shares   (unaudited)   (unaudited)                                                                              Value
                                              Regional Banks - 0.4%
          1,000       6.25      A-/NR         CoBank ACB, Floating Rate Note (Perpetual) (144A)                    $    96,312
          1,700       6.62      BBB-/Ba1      Fifth Third Bancorp, Floating Rate Note (Perpetual)                       42,449
                                                                                                                   -----------
                                                                                                                   $   138,761
                                                                                                                   -----------
                                              Total Banks                                                          $   531,053
                                                                                                                   -----------
                                              Diversified Financials - 1.0%
                                              Other Diversified Financial Services - 0.8%
          5,800       7.88      BB+/Ba2       Citigroup Capital XIII, Floating Rate Note, 10/30/40                 $   158,050
          4,000       7.12      BB+/B1        Citigroup, Inc., Floating Rate Note (Perpetual)                          103,760
          1,950       8.12      B/B3          GMAC Capital Trust I, Floating Rate Note, 2/15/40                         52,143
                                                                                                                   -----------
                                                                                                                   $   313,953
                                                                                                                   -----------
                                              Consumer Finance - 0.1%
             30                 B/B3          Ally Financial, Inc., 7.0% (Perpetual) (144A)                        $    28,803
                                                                                                                   -----------
                                              Investment Banking & Brokerage - 0.1%
          1,600       7.12      BB+/Ba3       Morgan Stanley, Floating Rate Note (Perpetual)                       $    41,824
                                                                                                                   -----------
                                              Total Diversified Financials                                         $   384,580
                                                                                                                   -----------
                                              Insurance - 0.6%
                                              Property & Casualty Insurance - 0.2%
          3,325       5.10      BBB/Baa1      The Allstate Corp., Floating Rate Note, 1/15/53                      $    80,166
                                                                                                                   -----------
                                              Reinsurance - 0.4%
         30,000       0.00      NR/NR         Altair Re II, Floating Rate Note, 6/30/16 (Cat Bond)                 $    30,000
         50,000       0.00      NR/NR         Altair Re, Floating Rate Note, 4/30/16 (Cat Bond)                         55,010
         50,000                 NR/NR         Pangaea Re, 10/1/15 (Cat Bond) (d)                                        53,736
                                                                                                                   -----------
                                                                                                                   $   138,746
                                                                                                                   -----------
                                              Total Insurance                                                      $   218,912
                                                                                                                   -----------
                                              Telecommunication Services - 0.2%
                                              Integrated Telecommunication Services - 0.2%
          4,000                 BBB-/Baa3     Qwest Corp., 7.375%, 6/1/51                                          $    92,520
                                                                                                                   -----------
                                              Total Telecommunication Services                                     $    92,520
                                                                                                                   -----------
                                              TOTAL PREFERRED STOCKS
                                              (Cost $1,268,421)                                                    $ 1,285,646
                                                                                                                   -----------

                                              CONVERTIBLE PREFERRED STOCKS - 0.9%
                                              Banks - 0.5%
                                              Diversified Banks - 0.5%
            170                 BBB+/Baa3     Wells Fargo & Co., 7.5% (Perpetual)                                  $   187,850
                                                                                                                   -----------
                                              Total Banks                                                          $   187,850
                                                                                                                   -----------
                                              Diversified Financials - 0.4%
                                              Other Diversified Financial Services - 0.2%
             83                 BB+/Ba3       Bank of America Corp., 7.25% (Perpetual)                             $    88,063
                                                                                                                   -----------
                                              Asset Management & Custody Banks - 0.2%
          1,000                 BB+/NR        AMG Capital Trust II, 5.15%, 10/15/37                                $    63,500
                                                                                                                   -----------
                                              Total Diversified Financials                                         $   151,563
                                                                                                                   -----------
                                              TOTAL CONVERTIBLE PREFERRED STOCKS
                                              (Cost $328,240)                                                      $   339,413
                                                                                                                   -----------

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

        Shares                                                                                                           Value
                                              COMMON STOCKS - 0.5%
                                              Transportation - 0.0%+
                                              Marine - 0.0%+
         12,750                               Horizon Lines, Inc.*                                                 $    10,710
                                                                                                                   -----------
                                              Total Transportation                                                 $    10,710
                                                                                                                   -----------
                                              Consumer Durables & Apparel - 0.0%+
                                              Leisure Products - 0.0%+
          2,690                               Emerald Plantation Holdings, Ltd.*                                   $       404
                                                                                                                   -----------
                                              Total Consumer Durables & Apparel                                    $       404
                                                                                                                   -----------
                                              Real Estate - 0.5%
                                              Real Estate Development - 0.5%
         53,917                               Newhall Land Development LLC*                                        $   182,239
                                                                                                                   -----------
                                              Total Real Estate                                                    $   182,239
                                                                                                                   -----------
                                              TOTAL COMMON STOCKS
                                              (Cost $74,009)                                                       $   193,353
                                                                                                                   -----------

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)
                                              ASSET BACKED SECURITIES - 3.3%
                                              Materials - 0.8%
                                              Aluminum - 0.2%
         68,199                 AAA/Aaa       Equifirst Mortgage Loan Trust 2003-1, 4.01%, 12/25/32 (Step)         $    68,776
                                                                                                                   -----------
                                              Precious Metals & Minerals - 0.0%+
         13,856       0.25      CCC/B1        Credit-Based Asset Servicing and Securitization LLC, Floating
                                              Rate Note, 4/25/37                                                   $    10,851
                                                                                                                   -----------
                                              Steel - 0.6%
         61,386       0.29      CCC/Ba1       Bear Stearns Asset Backed Securities Trust 2006-4, Floating
                                              Rate Note, 10/25/36                                                  $    60,770
         61,019       0.41      B+/B3         GSAA Home Equity Trust 2005-11, Floating Rate Note, 10/25/35              60,808
         10,401       0.82      AA/A1         Home Equity Asset Trust 2005-3, Floating Rate Note, 8/25/35               10,377
         50,431       1.37      A+/Aa2        HSBC Home Equity Loan Trust USA 2007-3, Floating Rate
                                              Note, 11/20/36                                                            50,047
         15,123       0.86      AA+/A2        Irwin Whole Loan Home Equity Trust 2005-C, Floating Rate
                                              Note, 3/25/25                                                             13,886
         14,443       0.63      AA+/A1        RAMP Series 2005-EFC2 Trust, Floating Rate Note, 7/25/35                  14,218
                                                                                                                   -----------
                                                                                                                   $   210,106
                                                                                                                   -----------
                                              Total Materials                                                      $   289,733
                                                                                                                   -----------
                                              Automobiles & Components - 0.3%
                                              Automobile Manufacturers - 0.3%
         25,000                 A+/NR         AmeriCredit Automobile Receivables Trust 2013-1, 1.57%, 1/8/19       $    24,737
         50,000                 AA/Aaa        Santander Drive Auto Receivables Trust 2012-1, 3.78%, 11/15/17            51,696
         25,000                 A/Aa1         Santander Drive Auto Receivables Trust 2012-5, 2.7%, 8/15/18              25,680
                                                                                                                   -----------
                                                                                                                   $   102,113
                                                                                                                   -----------
                                              Total Automobiles & Components                                       $   102,113
                                                                                                                   -----------
                                              Food & Staples Retailing - 0.1%
                                              Food Retail - 0.1%
         49,438                 BBB-/NR       CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (144A)                $    49,381
                                                                                                                   -----------
                                              Total Food & Staples Retailing                                       $    49,381
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Banks - 1.5%
                                              Diversified Banks - 0.1%
         46,896       0.54      AA+/NR        Wells Fargo Home Equity Asset-Backed Securities 2005-3 Trust,
                                              Floating Rate Note, 12/25/35                                         $    46,112
                                                                                                                   -----------
                                              Thrifts & Mortgage Finance - 1.4%
         28,056       0.31      BB/Baa1       Accredited Mortgage Loan Trust, Floating Rate Note, 9/25/36          $    27,032
         87,765                 A/NR          Beacon Container Finance LLC, 3.72%, 9/20/27 (144A)                       87,912
          9,302       0.90      AA/A3         Carrington Mortgage Loan Trust Series 2005-NC1, Floating Rate
                                              Note, 2/25/35                                                              9,234
         52,217                 BB/B2         Citicorp Residential Mortgage Trust Series 2006-1, 5.836%,
                                              7/25/36 (Step)                                                            52,017
         52,168                 B-/B1         Citicorp Residential Mortgage Trust Series 2006-3, 5.703%,
                                              11/25/36 (Step)                                                           52,036
          1,239       6.24      BBB/Baa3      Conseco Financial Corp., Floating Rate Note, 12/1/28                       1,275
         16,945       4.46      BB+/Ba1       Countrywide Asset-Backed Certificates, Floating Rate Note,
                                              10/25/35                                                                  16,988
         43,971       5.07      BB+/Ba3       Countrywide Asset-Backed Certificates, Floating Rate Note,
                                              2/25/36                                                                   45,549
         13,354       0.41      B/Ba3         Countrywide Asset-Backed Certificates, Floating Rate Note,
                                              4/25/36                                                                   13,000
         27,829       0.34      B-/B2         Countrywide Asset-Backed Certificates, Floating Rate Note,
                                              6/25/36                                                                   26,432
             85       0.96      BBB/Baa1      Ellington Loan Acquisition Trust 2007-1, Floating Rate Note,
                                              5/27/37 (144A)                                                                85
            475       1.24      AAA/NR        First Franklin Mortgage Loan Trust 2004-FF10, Floating Rate
                                              Note, 9/25/34                                                                474
          6,446       0.84      AA+/NR        First Franklin Mortgage Loan Trust 2005-FF5, Floating Rate
                                              Note, 3/25/35                                                              6,408
         16,813       0.67      NR/Baa1       First Franklin Mortgage Loan Trust 2005-FFH3, Floating Rate
                                              Note, 9/25/35                                                             16,471
         19,615                 AAA/NR        First Investors Auto Owner Trust 2012-2, 1.47%, 5/15/18 (144A)            19,717
         25,000                 BBB/NR        First Investors Auto Owner Trust 2013-1, 2.53%, 1/15/20 (144A)            24,322
            473       0.26      BB/Ba2        GSAMP Trust 2006-HE5, Floating Rate Note, 8/25/36                            473
         32,242       0.41      A+/Aa1        Lehman Brothers Small Balance Commercial, Floating Rate Note,
                                              2/25/30 (144A)                                                            29,715
         75,000       5.50      BBB/Baa1      MASTR Specialized Loan Trust, Floating Rate Note, 11/25/34
                                              (144A)                                                                    72,401
         25,000                 AAA/NR        Nationstar Mortgage Advance Receivables Trust 2013-T2,
                                              1.679%, 6/20/46 (144A)                                                    24,962
         22,200       0.29      CCC/Baa3      Structured Asset Securities Corp., Mortgage Loan Trust
                                              2007-BC2, Floating Rate Note, 3/25/37                                     21,482
                                                                                                                   -----------
                                                                                                                   $   547,985
                                                                                                                   -----------
                                              Total Banks                                                          $   594,097
                                                                                                                   -----------
                                              Diversified Financials - 0.6%
                                              Other Diversified Financial Services - 0.2%
         20,000                 BBB/Baa2      Capital Auto Receivables Asset Trust/ Ally, 2.19%, 9/20/21           $    19,603
         13,458       0.33      BB+/A2        Home Equity Asset Trust 2006-4, Floating Rate Note, 8/25/36               13,133
         18,974       0.40      AA+/A1        JP Morgan Mortgage Acquisition Corp 2005-OPT2, Floating Rate
                                              Note, 12/25/35                                                            18,929
         43,263                 A+/NR         Sierra Timeshare 2012-2 Receivables Funding LLC, 2.38%,
                                              3/20/29 (144A)                                                            43,696
                                                                                                                   -----------
                                                                                                                   $    95,361
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Consumer Finance - 0.1%
          9,000                 BBB+/NR       American Credit Acceptance Receivables Trust 2012-2, 4.05%,
                                              2/15/18 (144A)                                                       $     9,137
         23,134                 A+/NR         American Credit Acceptance Receivables Trust, 1.64%,
                                              11/15/16 (144A)                                                           23,179
                                                                                                                   -----------
                                                                                                                   $    32,316
                                                                                                                   -----------
                                              Asset Management & Custody Banks - 0.3%
        105,208                 A/NR          Triton Container Finance LLC, 4.21%, 5/14/27 (144A)                  $   106,098
                                                                                                                   -----------
                                              Total Diversified Financials                                         $   233,775
                                                                                                                   -----------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $1,238,062)                                                    $ 1,269,099
                                                                                                                   -----------

                                              COLLATERALIZED MORTGAGE OBLIGATIONS - 9.5%
                                              Banks - 4.7%
                                              Diversified Banks - 0.0%+
          3,810       3.04      NR/Ba3        Banc of America Mortgage 2004-L Trust, Floating Rate Note,
                                              1/25/35                                                              $     3,760
                                                                                                                   -----------
                                              Thrifts & Mortgage Finance - 4.7%
          7,645       2.60      BBB+/Ba3      Adjustable Rate Mortgage Trust 2004-5, Floating Rate Note,
                                              4/25/35                                                              $     7,354
         49,317                 BB-/NR        Alternative Loan Trust 2003-16T1, 5.25%, 9/25/33                          51,282
         27,815       0.61      BBB+/Baa1     Alternative Loan Trust 2004-18CB, Floating Rate Note, 9/25/34             27,702
          6,287                 CCC/B2        Alternative Loan Trust 2004-28CB, 5.5%, 1/25/35                            6,381
          4,526       0.56      BBB+/Ba1      Alternative Loan Trust 2004-2CB, Floating Rate Note, 3/25/34               4,472
         23,511                 CCC/Caa3      Alternative Loan Trust 2005-1CB, 5.5%, 3/25/35                            20,237
         13,318                 AA+/Baa1      Alternative Loan Trust Resecuritization 2003-23T2R, 4.25%,
                                              9/25/33                                                                   13,474
         27,268                 A+/Baa2       Banc of America Alternative Loan Trust 2003-2, 5.75%, 4/25/33             29,609
         21,192                 NR/B1         Banc of America Alternative Loan Trust 2004-10, 5.5%, 11/25/19            21,434
          9,485                 NR/B2         Banc of America Alternative Loan Trust 2004-10, 6.0%, 11/25/34             9,283
         12,007                 NR/Ba2        Banc of America Alternative Loan Trust 2004-2, 6.0%, 3/25/34              12,405
         24,521                 NR/B2         Banc of America Alternative Loan Trust 2004-3, 6.0%, 4/25/34              24,242
         22,909                 NR/B2         Banc of America Alternative Loan Trust 2004-4, 5.25%, 5/25/34             23,244
            545       0.26      AAA/NR        Banc of America Funding 2010-R4 Trust, Floating Rate Note,
                                              9/26/46 (144A)                                                               544
         19,365       2.77      NR/Baa3       Banc of America Mortgage 2003-H Trust, Floating Rate Note,
                                              9/25/33                                                                   19,410
        195,044                 NR/Caa2       Bayview Commercial Asset Trust, 3.855%, 9/25/37 (Step)
                                              (144A) (e)                                                                11,703
         39,851       2.35      AA+/Baa2      Bear Stearns ARM Trust 2003-5, Floating Rate Note, 8/25/33                39,080
         17,351       4.91      CCC/B2        Bear Stearns ARM Trust 2004-12, Floating Rate Note, 2/25/35               17,383
         14,054                 BB+/Ba1       Charlie Mac Trust 2004-2, 5.0%, 10/25/34                                  14,228
            296       3.01      B-/B1         CHL Mortgage Pass-Through Trust 2003-42, Floating Rate Note,
                                              9/25/33                                                                      283
         10,792                 NR/Ba2        CHL Mortgage Pass-Through Trust 2004-J2, 5.5%, 3/25/34                    11,082
         42,940                 NR/Baa1       Citigroup Mortgage Loan Trust, Inc., 6.75%, 8/25/34                       45,193
         17,094       2.63      CCC/NR        Citigroup Mortgage Loan Trust, Inc., Floating Rate Note, 9/25/35          16,611
        100,000       4.65      AA-/A1        City Center Trust 2011-CCHP, Floating Rate Note, 7/15/28 (144A)          100,962

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Thrifts & Mortgage Finance - (continued)
         16,935       0.35      A+/A1         COMM 2007-FL14 Mortgage Trust, Floating Rate Note, 6/15/22
                                              (144A)                                                               $    16,745
         25,000                 NR/Aaa        COMM 2012-CCRE2 Mortgage Trust, 3.147%, 8/15/45                           24,143
         25,000                 NR/Aaa        COMM 2012-CCRE2 Mortgage Trust, 3.791%, 8/15/45                           24,650
         25,000                 NR/Aa2        COMM 2012-CCRE2 Mortgage Trust, 4.393%, 8/15/45                           25,073
         21,000                 AAA/Aaa       COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/15/45                          20,216
         12,271                 AAA/Aaa       COMM 2012-CCRE4 Mortgage Trust, 3.251%, 10/15/45                          11,564
         50,000                 AAA/Aaa       COMM 2013-LC6 Mortgage Trust, 2.941%, 1/10/46                             46,845
         25,000       1.16      NR/NR         CSMC Series 2010-14R, Floating Rate Note, 11/26/37 (144A)                 23,375
         14,243       2.56      B-/NR         First Horizon Mortgage Pass-Through Trust 2005-AR2, Floating
                                              Rate Note, 6/25/35                                                        13,273
         98,999       5.30      AAA/Aa3       GMAC Commercial Mortgage Securities, Inc., Series 2004-C2
                                              Trust, Floating Rate Note, 8/10/38                                        99,977
         10,000                 A-/Ba1        GS Mortgage Securities Corp., II Series 2005-GG4, 4.782%,
                                              7/10/39                                                                   10,043
         25,000                 AA-/NR        GS Mortgage Securities Corp., II, 3.682%, 2/10/46 (144A)                  23,516
         50,000                 AAA/NR        GS Mortgage Securities Trust 2013-GCJ12, 3.135%, 6/10/46                  47,296
         11,111       0.80      BBB/Ba3       Impac CMB Trust Series 2004-4, Floating Rate Note, 9/25/34                10,329
         60,170       0.90      BBB+/A3       Impac CMB Trust Series 2004-7, Floating Rate Note, 11/25/34               56,661
         50,000       3.17      AAA/NR        Irvine Core Office Trust 2013-IRV, Floating Rate Note, 5/15/48
                                              (144A)                                                                    46,870
         41,833       0.53      NR/Ba1        JP Morgan Chase Commercial Mortgage Securities Trust 2006-FL2,
                                              Floating Rate Note, 11/15/18 (144A)                                       39,643
         19,286       5.07      BBB+/NR       JP Morgan Mortgage Trust 2005-A3, Floating Rate Note, 6/25/35             19,286
         12,730       5.07      NR/Caa1       JP Morgan Mortgage Trust 2005-A7, Floating Rate Note, 10/25/35            12,919
         20,292       3.50      AAA/NR        JP Morgan Mortgage Trust 2013-2, Floating Rate Note, 5/25/43
                                              (144A)                                                                    19,551
         20,779       3.72      AAA/NR        JP Morgan Mortgage Trust 2013-2, Floating Rate Note, 5/25/43
                                              (144A)                                                                    19,351
          3,626       1.07      BBB+/Aa2      Lehman Brothers Floating Rate Commercial Mortgage Trust
                                              2007-LLF C5, Floating Rate Note, 6/15/22 (144A)                            3,616
          8,329       1.11      A+/Aa1        Lehman Brothers Small Balance Commercial Mortgage Trust
                                              2007-3 Class 1A4, Floating Rate Note, 10/25/37 (144A)                      8,267
         13,901                 BB+/NR        MASTR Alternative Loan Trust 2004-10, 5.5%, 10/25/19                      14,255
         36,461                 B-/NR         MASTR Alternative Loan Trust 2004-6, 6.0%, 7/25/34                        37,417
         21,244       6.60      A-/NR         MASTR Seasoned Securitization Trust 2005-1, Floating Rate
                                              Note, 9/25/32                                                             22,218
         81,047       0.62      A+/Baa1       Merrill Lynch Mortgage Investors Trust Series MLCC 2004-A,
                                              Floating Rate Note, 4/25/29                                               75,965
        100,000                 NR/NR         Morgan Stanley Re-REMIC Trust 2010-R9, 5.0%, 11/26/36 (144A)             101,024
         16,159                 NR/A2         PHH Mortgage Capital LLC, 6.6%, 12/25/27 (Step) (144A)                    16,477
         25,573       1.57      B-/Ba3        RESI Finance LP, Floating Rate Note, 9/10/35 (144A)                       22,732
         32,881                 CCC/NR        Residential Asset Securitization Trust 2005-A9, 5.5%, 7/25/35             31,954
         24,591                 NR/B3         RFMSI Series 2005-S5 Trust, 5.25%, 7/25/35                                24,807
         97,539       3.00      AAA/NR        Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                89,675
         25,886       0.91      A+/Ba1        Structured Asset Mortgage Investments Trust 2003-AR2, Floating
                                              Rate Note, 12/19/33                                                       24,363
         27,096       2.65      A+/Baa3       Structured Asset Securities Corp., Mortgage Certificates Series
                                              2003-31A, Floating Rate Note, 10/25/33                                    27,237
         16,248       2.60      AA+/Baa3      Structured Asset Securities Corp., Mortgage Pass-Through
                                              Certificates Series 2003-22A, Floating Rate Note, 6/25/33                 16,186

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Thrifts & Mortgage Finance - (continued)
         20,472       2.72      NR/Baa2       Thornburg Mortgage Securities Trust 2003-3, Floating Rate Note,
                                              6/25/43                                                              $    20,256
         18,048       4.00      AAA/Ba1       Thornburg Mortgage Securities Trust Class II4A, Floating Rate Note,
                                              3/25/44                                                                   17,929
          4,826       2.21      NR/Ba3        WaMu Mortgage Pass-Through Certificates Series 2002-AR2 Trust,
                                              Floating Rate Note, 2/27/34                                                3,910
          8,527       0.58      BBB+/Ba3      WaMu Mortgage Pass-Through Certificates Series 2004-AR12 Trust,
                                              Floating Rate Note, 10/25/44                                               7,906
         10,813       2.49      BBB/NR        WaMu Mortgage Pass-Through Certificates Series 2005-AR3 Trust,
                                              Floating Rate Note, 3/25/35                                               10,721
         30,342       2.41      BBB+/NR       WaMu Mortgage Pass-Through Certificates, Floating Rate Note,
                                              1/25/35                                                                   30,175
         10,000       4.69      NR/A3         Wells Fargo Commercial Mortgage Trust 2012-LC5, Floating Rate
                                              Note, 10/15/45                                                             9,815
         15,306                 BBB+/Ba2      Wells Fargo Mortgage Backed Securities 2005-9 Trust, 5.25%,
                                              10/25/35                                                                  15,718
          6,215                 BB+/Ba2       Wells Fargo Mortgage Backed Securities 2005-9 Trust, 5.5%,
                                              10/25/35                                                                   6,206
         37,055       2.63      A+/NR         Wells Fargo Mortgage Backed Securities 2005-AR10 Trust,
                                              Floating Rate Note, 6/25/35                                               37,038
                                                                                                                   -----------
                                                                                                                   $ 1,814,791
                                                                                                                   -----------
                                              Total Banks                                                          $ 1,818,551
                                                                                                                   -----------
                                              Diversified Financials - 2.9%
                                              Other Diversified Financial Services - 2.7%
        100,000                 NR/NR         AXIS Equipment Finance Receivables II LLC, 4.94%, 7/20/18
                                              (144A)                                                               $    99,820
         35,597       2.77      A-/NR         Banc of America Mortgage 2003-F Trust, Floating Rate Note,
                                              7/25/33                                                                   36,142
         35,491       2.70      AA+/NR        Banc of America Mortgage 2004-E Trust, Floating Rate Note,
                                              6/25/34                                                                   35,593
         15,131       5.09      BBB+/NR       Banc of America Mortgage 2005-H Trust, Floating Rate Note,
                                              9/25/35                                                                   14,960
          2,978                 B-/NR         Banc of America Mortgage Trust 2004-7, 4.5%, 8/25/19                       3,028
          1,309                 AA+/Baa1      Banc of America Mortgage Trust 2005-9, 4.75%, 10/25/20                     1,312
         77,544                 NR/Baa1       Credit Suisse Commercial Mortgage Trust Series 2007-C1,
                                              5.361%, 2/15/40                                                           82,660
         24,118       0.29      AA/Aaa        Credit Suisse First Boston Mortgage Securities Corp Series
                                              2007-TFL1, Floating Rate Note, 2/15/22 (144A)                             23,956
         36,971       0.34      AAA/A1        Credit Suisse Mortgage Capital Certificates, Floating Rate Note,
                                              10/15/21 (144A)                                                           36,738
         66,425       3.38      NR/NR         CSMC Trust 2010-16, Floating Rate Note, 6/25/50 (144A)                    66,196
        100,000       1.67      AA-/NR        Hilton USA Trust 2013-HLF, Floating Rate Note, 11/7/30 (144A)            100,007
         32,368       0.36      BB+/Baa2      Impac Secured Assets Trust 2006-5, Floating Rate Note,
                                              12/25/36                                                                  29,524
        100,000                 BBB-/NR       Morgan Stanley Capital I Trust 2007-HQ13, 5.569%, 12/15/44               107,863
         33,190       0.27      AA+/Aaa       Morgan Stanley Capital I, Inc., Floating Rate Note, 10/15/20
                                              (144A)                                                                    32,558
         98,327       3.75      AAA/NR        Nationstar Mortgage Loan Trust 2013-A, Floating Rate Note,
                                              12/25/52 (144A)                                                          100,969
          5,596                 A+/Aa3        RALI Series 2003-QS1 Trust, 5.0%, 1/25/33                                  5,660
         71,642       0.61      BB/NR         RALI Series 2003-QS22 Trust, Floating Rate Note, 12/26/33                 65,431

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Other Diversified Financial Services - (continued)
        101,228                 NR/Ba3        RALI Series 2004-QS3 Trust, 5.0%, 3/25/19                            $   104,995
         11,721       0.66      BB+/NR        RALI Series 2004-QS4 Trust, Floating Rate Note, 3/25/34                   11,105
         50,000                 B+/B1         RALI Series 2004-QS5 Trust, 5.75%, 4/25/34                                50,076
         12,666       0.76      BB+/Ba3       RALI Series 2004-QS5 Trust, Floating Rate Note, 4/25/34                   12,106
         15,905       2.37      BBB-/B3       Structured Adjustable Rate Mortgage Loan Trust, Floating Rate
                                              Note, 1/25/35                                                             15,438
         18,548       2.53      AA+/Baa3      Structured Adjustable Rate Mortgage Loan Trust, Floating Rate
                                              Note, 2/25/34                                                             18,533
                                                                                                                   -----------
                                                                                                                   $ 1,054,670
                                                                                                                   -----------
                                              Asset Management & Custody Banks - 0.1%
         29,977       2.59      NR/NR         Jefferies & Co., Inc., Floating Rate Note, 5/26/37 (144A)            $    29,999
                                                                                                                   -----------
                                              Investment Banking & Brokerage - 0.1%
         38,594       7.41      BBB+/Aaa      Bear Stearns Commercial Mortgage Securities Trust 2002-TOP6,
                                              Floating Rate Note, 10/15/36 (144A)                                  $    39,201
                                                                                                                   -----------
                                              Total Diversified Financials                                         $ 1,123,870
                                                                                                                   -----------
                                              Real Estate - 1.2%
                                              Mortgage REIT - 1.2%
         23,825       2.35      AA+/Ba1       American Home Mortgage Investment Trust 2005-1, Floating
                                              Rate Note, 6/25/45                                                   $    23,806
          7,737                 D/NR          Credit Suisse First Boston Mortgage Securities Corp., 5.0%,
                                              8/25/20                                                                    7,738
         21,560       6.01      CCC-/Caa1     Credit Suisse First Boston Mortgage Securities Corp., Floating
                                              Rate Note, 11/15/36 (144A)                                                22,070
         13,289       2.55      BBB+/Ba1      Credit Suisse First Boston Mortgage Securities Corp., Floating
                                              Rate Note, 11/25/33                                                       13,108
         13,119       2.57      BBB+/B1       Credit Suisse First Boston Mortgage Securities Corp., Floating
                                              Rate Note, 6/25/34                                                        13,040
         88,996       5.11      NR/Aaa        Credit Suisse First Boston Mortgage Securities Corp., Floating
                                              Rate Note, 7/15/36                                                        90,042
        100,000       4.16      NR/Baa2       Federal Home Loan Mortgage Corp., Floating Rate Note,
                                              9/25/44 (144A)                                                            96,482
         30,000       4.35      NR/A3         FREMF Mortgage Trust 2011-K12, Floating Rate Note,
                                              1/25/46 (144A)                                                            29,794
         25,000       4.89      NR/A3         FREMF Mortgage Trust 2011-K703, Floating Rate Note,
                                              7/25/44 (144A)                                                            26,469
         25,000       3.49      NR/A2         FREMF Mortgage Trust Class B, Floating Rate Note, 11/25/46
                                              (144A)                                                                    25,771
         22,000       3.82      NR/NR         FREMF Mortgage Trust Class B, Floating Rate Note, 6/25/47
                                              (144A)                                                                    21,750
         50,000       4.29      A-/NR         FREMF Mortgage Trust Class B, Floating Rate Note, 7/25/48
                                              (144A)                                                                    51,913
         10,000       3.82      NR/NR         FREMF Mortgage Trust Class C, Floating Rate Note, 6/25/47
                                              (144A)                                                                     9,328
         50,000       4.29      BBB/NR        FREMF Mortgage Trust Class C, Floating Rate Note, 7/25/48
                                              (144A)                                                                    49,840
                                                                                                                   -----------
                                                                                                                   $   481,151
                                                                                                                   -----------
                                              Total Real Estate                                                    $   481,151
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Government - 0.7%
         12,679                 NR/NR         Federal Home Loan Mortgage Corp. REMICS, 5.0%, 6/15/34               $    12,935
         25,000                 NR/NR         Federal National Mortgage Association REMICS, 4.5%, 6/25/29               27,033
          3,834                 NR/NR         Federal National Mortgage Association REMICS, 5.0%, 9/25/39                3,926
         46,644                 NR/NR         Government National Mortgage Association, 3.0%, 4/20/41                   47,995
        100,000                 NR/NR         Government National Mortgage Association, 4.5%, 9/20/39                  104,979
        363,465       1.24      NR/NR         Government National Mortgage Association, Floating Rate Note,
                                              10/16/43 (e)                                                              18,188
        256,717       1.05      NR/Aaa        Government National Mortgage Association, Floating Rate Note,
                                              10/16/52 (e)                                                              13,022
        291,337       1.07      NR/NR         Government National Mortgage Association, Floating Rate Note,
                                              9/16/52 (e)                                                               24,428
                                                                                                                   -----------
                                                                                                                   $   252,506
                                                                                                                   -----------
                                              Total Government                                                     $   252,506
                                                                                                                   -----------
                                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                              (Cost $3,707,211)                                                    $ 3,676,078
                                                                                                                   -----------

                                              CORPORATE BONDS - 40.8%
                                              Energy - 7.6%
                                              Oil & Gas Drilling - 0.8%
        140,000                 BB/Ba3        Atwood Oceanics, Inc., 6.5%, 2/1/20                                  $   149,450
         50,000                 B-/B3         Offshore Group Investment, Ltd., 7.5%, 11/1/19                            54,375
        100,000                 BBB+/Baa1     Pride International, Inc., 6.875%, 8/15/20                               119,738
                                                                                                                   -----------
                                                                                                                   $   323,563
                                                                                                                   -----------
                                              Oil & Gas Equipment & Services - 0.6%
        100,000                 B+/B2         Basic Energy Services, Inc., 7.75%, 2/15/19                          $   104,500
        100,000                 B/B1          Expro Finance Luxembourg SCA, 8.5%, 12/15/16 (144A)                      104,250
                                                                                                                   -----------
                                                                                                                   $   208,750
                                                                                                                   -----------
                                              Integrated Oil & Gas - 0.2%
         75,000                 BBB/Baa1      Petrobras Global Finance BV, 3.0%, 1/15/19                           $    70,187
                                                                                                                   -----------
                                              Oil & Gas Exploration & Production - 3.8%
         60,000                 B-/B3         BreitBurn Energy Partners LP, 7.875%, 4/15/22                        $    62,400
         75,000                 B-/B3         Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                                 81,188
         95,000                 BB/B1         Denbury Resources, Inc., 4.625%, 7/15/23                                  85,738
        100,000                 B+/B3         Energy XXI Gulf Coast, Inc., 7.5%, 12/15/21 (144A)                       104,250
         50,000                 B/B2          EP Energy LLC, 9.375%, 5/1/20                                             57,688
        200,000                 BBB/Baa1      Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (144A)                    194,000
         75,000                 CCC+/B3       Gulfport Energy Corp., 7.75%, 11/1/20                                     79,875
         50,000                 B-/Caa1       Lightstream Resources, Ltd., 8.625%, 2/1/20 (144A)                        50,500
        175,000                 B+/B1         Linn Energy LLC, 7.0%, 11/1/19 (144A)                                    176,750
         75,000                 BBB-/Ba1      Newfield Exploration Co., 5.625%, 7/1/24                                  74,625
         95,000                 B-/Caa1       Northern Oil and Gas, Inc., 8.0%, 6/1/20                                  99,512
         30,000                 BB-/B2        Rosetta Resources, Inc., 5.625%, 5/1/21                                   29,925
        100,000                 BBB/Baa1      Rosneft Finance SA, 7.25%, 2/2/20 (144A)                                 112,875
         35,000                 CCC+/B3       Samson Investment Co., 10.5%, 2/15/20 (144A)                              38,150
         25,000                 B-/B2         SandRidge Energy, Inc., 8.125%, 10/15/22                                  26,500
         65,000                 B-/B3         Stone Energy Corp., 7.5%, 11/15/22                                        67,925
         25,000                 B+/B3         Swift Energy Co., 7.875%, 3/1/22                                          24,750
         50,000                 B/B3          Vanguard Natural Resources LLC, 7.875%, 4/1/20                            52,500
         25,000                 B/B3          W&T Offshore, Inc., 8.5%, 6/15/19                                         26,438
                                                                                                                   -----------
                                                                                                                   $ 1,445,589
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Oil & Gas Refining & Marketing - 0.1%
         45,000                 BB+/Ba2       Tesoro Corp., 5.375%, 10/1/22                                        $    45,562
                                                                                                                   -----------
                                              Oil & Gas Storage & Transportation - 2.0%
         35,000                 BBB-/Baa3     Buckeye Partners LP, 6.05%, 1/15/18                                  $    39,117
         50,000                 BB/B1         Crestwood Midstream Partners LP, 6.0%, 12/15/20                           51,500
         73,000                 BBB-/Baa2     DCP Midstream LLC, 9.75%, 3/15/19 (144A)                                  90,829
         75,000       5.85      BB/Baa3       DCP Midstream LLC, Floating Rate Note, 5/21/43 (144A)                     69,750
         40,000       3.26      NR/NR         Energy Transfer Partners LP, Floating Rate Note, 11/1/66                  36,400
         56,000       8.38      BBB-/Baa2     Enterprise Products Operating LLC, Floating Rate Note, 8/1/66             62,048
         80,000                 BB/Ba3        Gibson Energy, Inc., 6.75%, 7/15/21 (144A)                                84,600
        100,000                 B-/B2         Penn Virginia Resource Partners LP, 8.25%, 4/15/18                       106,000
         83,000                 BBB/Baa2      Plains All American Pipeline LP, 6.125%, 1/15/17                          93,325
         99,000                 A/A3          Questar Pipeline Co., 5.83%, 2/1/18                                      111,969
         35,000                 BBB-/Baa2     Spectra Energy Capital LLC, 6.75%, 7/15/18                                40,162
                                                                                                                   -----------
                                                                                                                   $   785,700
                                                                                                                   -----------
                                              Coal & Consumable Fuels - 0.1%
         50,000                 BB-/B1        Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (144A)                      $    49,375
                                                                                                                   -----------
                                              Total Energy                                                         $ 2,928,726
                                                                                                                   -----------
                                              Materials - 2.5%
                                              Commodity Chemicals - 0.3%
        100,000                 BB/Ba3        Axiall Corp., 4.875%, 5/15/23 (144A)                                 $    94,500
                                                                                                                   -----------
                                              Diversified Chemicals - 0.1%
EURO     16,841                 B-/Caa1       INEOS Group Holdings SA, 7.875%, 2/15/16 (144A)                      $    23,331
                                                                                                                   -----------
                                              Specialty Chemicals - 0.1%
         50,000                 B/B1          Rentech Nitrogen Partners LP, 6.5%, 4/15/21 (144A)                   $    48,250
                                                                                                                   -----------
                                              Metal & Glass Containers - 0.1%
         50,000                 B-/B3         AEP Industries, Inc., 8.25%, 4/15/19                                 $    53,750
                                                                                                                   -----------
                                              Diversified Metals & Mining - 0.5%
        100,000                 BB+/Baa3      AngloGold Ashanti Holdings Plc, 5.375%, 4/15/20                      $    93,500
         60,000                 BBB/Baa3      Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23                     56,739
         11,667                 NR/NR         Mirabela Nickel, Ltd., 3.5%, 3/28/14 (144A) (PIK)                         11,667
         75,000                 D/NR          Mirabela Nickel, Ltd., 8.75%, 4/15/18 (144A)                              18,750
         20,000                 BB+/Baa3      Volcan Cia Minera SAA, 5.375%, 2/2/22 (144A)                              18,400
                                                                                                                   -----------
                                                                                                                   $   199,056
                                                                                                                   -----------
                                              Gold - 0.1%
         25,000                 BB-/B1        IAMGOLD Corp., 6.75%, 10/1/20 (144A)                                 $    21,500
                                                                                                                   -----------
                                              Precious Metals & Minerals - 0.5%
        200,000                 BBB/Baa2      Fresnillo Plc, 5.5%, 11/13/23 (144A)                                 $   194,000
                                                                                                                   -----------
                                              Steel - 0.7%
         40,000                 BB+/Ba1       ArcelorMittal SA, 5.75%, 8/5/20                                      $    42,500
         25,000                 BB+/Ba1       ArcelorMittal SA, 6.0%, 3/1/21                                            26,500
         75,000                 B/B3          Essar Steel Algoma, Inc., 9.375%, 3/15/15 (144A)                          70,875
         25,000                 BBB/Baa2      Glencore Funding LLC, 4.125%, 5/30/23 (144A)                              23,363
        100,000                 NR/Caa1       Metinvest BV, 8.75%, 2/14/18 (144A)                                       94,000
                                                                                                                   -----------
                                                                                                                   $   257,238
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Paper Products - 0.1%
         55,000                 BB-/Ba3       Resolute Forest Products, Inc., 5.875%, 5/15/23 (144A)               $    50,875
                                                                                                                   -----------
                                              Total Materials                                                      $   942,500
                                                                                                                   -----------
                                              Capital Goods - 2.5%
                                              Building Products - 0.5%
         25,000                 BBB-/Ba3      Masco Corp., 5.95%, 3/15/22                                          $    26,438
         85,000                 BBB-/Ba3      Masco Corp., 7.125%, 3/15/20                                              97,028
         50,000       5.75      BBB+/Baa2     Stanley Black & Decker, Inc., Floating Rate Note, 12/15/53                52,625
                                                                                                                   -----------
                                                                                                                   $   176,091
                                                                                                                   -----------
                                              Construction & Engineering - 0.5%
        100,000                 BB-/Ba3       Dycom Investments, Inc., 7.125%, 1/15/21                             $   107,750
         75,000                 B/B2          Empresas ICA SAB de CV, 8.9%, 2/4/21 (144A)                               73,125
                                                                                                                   -----------
                                                                                                                   $   180,875
                                                                                                                   -----------
                                              Electrical Components & Equipment - 0.1%
         50,000                 B/B2          Coleman Cable, Inc., 9.0%, 2/15/18                                   $    52,500
                                                                                                                   -----------
                                              Construction & Farm Machinery & Heavy Trucks - 0.4%
         75,000                 A/A3          Cummins, Inc., 5.65%, 3/1/98                                         $    71,901
         22,000                 A/A3          Cummins, Inc., 6.75%, 2/15/27                                             25,656
         35,000                 CCC-/B3       Navistar International Corp., 8.25%, 11/1/21                              36,225
                                                                                                                   -----------
                                                                                                                   $   133,782
                                                                                                                   -----------
                                              Industrial Machinery - 0.2%
         50,000                 B/B3          Boart Longyear Management Pty, Ltd., 7.0%, 4/1/21 (144A)             $    37,375
         49,000                 B/Caa1        Mueller Water Products, Inc., 7.375%, 6/1/17                              50,225
                                                                                                                   -----------
                                                                                                                   $    87,600
                                                                                                                   -----------
                                              Trading Companies & Distributors - 0.8%
        125,000                 BB+/Ba3       Aircastle, Ltd., 6.25%, 12/1/19                                      $   133,906
        100,000                 BB+/NR        Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)                       108,743
         75,000                 B+/B1         WESCO Distribution, Inc., 5.375%, 12/15/21 (144A)                         75,000
                                                                                                                   -----------
                                                                                                                   $   317,649
                                                                                                                   -----------
                                              Total Capital Goods                                                  $   948,497
                                                                                                                   -----------
                                              Commercial Services & Supplies - 0.1%
                                              Research & Consulting Services - 0.1%
         50,000                 BB/NR         FTI Consulting, Inc., 6.0%, 11/15/22                                 $    50,625
                                                                                                                   -----------
                                              Total Commercial Services & Supplies                                 $    50,625
                                                                                                                   -----------
                                              Transportation - 0.7%
                                              Airlines - 0.7%
        100,000                 A-/Baa2       Continental Airlines 2012-2 Class A Pass Through Trust, 4.0%,
                                              10/29/24                                                             $    99,500
         27,099                 A+/Baa1       Delta Air Lines 2010-2 Class A Pass Through Trust, 4.95%,
                                              11/23/19                                                                  29,200
         75,000                 B-/NR         Gol Finance, 9.25%, 7/20/20 (144A)                                        66,000
         75,000                 B/B2          United Continental Holdings, Inc., 8.0%, 7/15/24                          75,225
                                                                                                                   -----------
                                                                                                                   $   269,925
                                                                                                                   -----------
                                              Total Transportation                                                 $   269,925
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Automobiles & Components - 0.1%
                                              Auto Parts & Equipment - 0.1%
         45,000                 B+/B2         Stackpole International Intermediate, 7.75%, 10/15/21 (144A)         $    46,800
                                                                                                                   -----------
                                              Total Automobiles & Components                                       $    46,800
                                                                                                                   -----------
                                              Consumer Durables & Apparel - 0.5%
                                              Home Furnishings - 0.1%
         25,000                 BBB/Baa3      Mohawk Industries, Inc., 3.85%, 2/1/23                               $    23,750
                                                                                                                   -----------
                                              Homebuilding - 0.4%
        100,000                 BB-/B2        Brookfield Residential Properties, Inc., 6.5%, 12/15/20 (144A)       $   103,750
        105,000                 NR/C          Desarrolladora Homex SAB de CV, 0.0%, 12/11/19 (144A) (c)                 11,812
         40,000                 BB/Ba2        DR Horton, Inc., 5.75%, 8/15/23                                           40,700
                                                                                                                   -----------
                                                                                                                   $   156,262
                                                                                                                   -----------
                                              Total Consumer Durables & Apparel                                    $   180,012
                                                                                                                   -----------
                                              Consumer Services - 1.3%
                                              Casinos & Gaming - 1.0%
EURO    108,000       8.25      BB/Ba2        Gtech S.p.A., Floating Rate Note, 3/31/66 (144A)                     $   161,122
         15,445                 NR/NR         Mashantucket Western Pequot Tribe, 6.5%, 7/1/36 (c)                        2,124
EURO     50,000                 CCC/Caa1      Peermont Global Pty, Ltd., 7.75%, 4/30/14                                 69,094
         55,000                 B/B2          Scientific Games International, Inc., 9.25%, 6/15/19                      58,988
         30,000                 BBB-/NR       Wynn Las Vegas LLC, 4.25%, 5/30/23 (144A)                                 28,125
         65,000                 BBB-/NR       Wynn Las Vegas LLC, 5.375%, 3/15/22                                       65,650
                                                                                                                   -----------
                                                                                                                   $   385,103
                                                                                                                   -----------
                                              Education Services - 0.3%
         25,000                 NR/Aa2        Bowdoin College, 4.693%, 7/1/12                                      $    19,803
         50,000                 AAA/Aaa       President and Fellows of Harvard College, 2.3%, 10/1/23                   44,636
         25,000                 AA-/Aa2       Tufts University, 5.017%, 4/15/12                                         22,689
         25,000                 AAA/Aaa       William Marsh Rice University, 4.626%, 5/15/63                            22,701
                                                                                                                   -----------
                                                                                                                   $   109,829
                                                                                                                   -----------
                                              Total Consumer Services                                              $   494,932
                                                                                                                   -----------
                                              Media - 0.5%
                                              Broadcasting - 0.5%
         95,000                 BB-/B1        CCO Holdings LLC, 6.625%, 1/31/22                                    $    97,850
        100,000                 B+/B2         Univision Communications, Inc., 5.125%, 5/15/23 (144A)                    99,875
                                                                                                                   -----------
                                                                                                                   $   197,725
                                                                                                                   -----------
                                              Total Media                                                          $   197,725
                                                                                                                   -----------
                                              Retailing - 0.4%
                                              Internet Retail - 0.4%
        125,000                 BBB-/Ba1      Expedia, Inc., 5.95%, 8/15/20                                        $   135,297
                                                                                                                   -----------
                                              Total Retailing                                                      $   135,297
                                                                                                                   -----------
                                              Food & Staples Retailing - 0.3%
                                              Drug Retail - 0.3%
         37,131                 BBB+/Baa1     CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                       $    38,990
         80,863                 BBB+/Baa1     CVS Pass-Through Trust, 6.036%, 12/10/28                                  88,958
                                                                                                                   -----------
                                                                                                                   $   127,948
                                                                                                                   -----------
                                              Total Food & Staples Retailing                                       $   127,948
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Food, Beverage & Tobacco - 1.8%
                                              Soft Drinks - 0.3%
        120,000                 BB/Ba2        Central American Bottling Corp., 6.75%, 2/9/22 (144A)                $   122,400
                                                                                                                   -----------
                                              Agricultural Products - 0.4%
        150,000                 BBB/Baa2      Viterra, Inc., 5.95%, 8/1/20 (144A)                                  $   159,315
                                                                                                                   -----------
                                              Packaged Foods & Meats - 0.9%
         50,000                 B/B2          Agrokor dd, 8.875%, 2/1/20 (144A)                                    $    53,502
        100,000                 BB/Ba3        JBS Finance II, Ltd., 8.25%, 1/29/18 (144A)                              105,000
        150,000                 B/B2          Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                              139,500
         50,000                 B/B1          Post Holdings, Inc., 7.375%, 2/15/22                                      53,500
                                                                                                                   -----------
                                                                                                                   $   351,502
                                                                                                                   -----------
                                              Tobacco - 0.2%
         55,000                 B-/Caa1       Alliance One International, Inc., 9.875%, 7/15/21                    $    51,562
         25,000                 BBB-/Baa2     Lorillard Tobacco Co., 3.75%, 5/20/23                                     22,759
                                                                                                                   -----------
                                                                                                                   $    74,321
                                                                                                                   -----------
                                              Total Food, Beverage & Tobacco                                       $   707,538
                                                                                                                   -----------
                                              Household & Personal Products - 0.2%
                                              Personal Products - 0.2%
         80,000                 BBB-/Baa2     Avon Products, Inc., 5.0%, 3/15/23                                   $    77,778
                                                                                                                   -----------
                                              Total Household & Personal Products                                  $    77,778
                                                                                                                   -----------
                                              Health Care Equipment & Services - 0.4%
                                              Health Care Services - 0.1%
         50,000                 A+/A1         Catholic Health Initiatives, 4.35%, 11/1/42                          $    43,375
                                                                                                                   -----------
                                              Health Care Facilities - 0.3%
         75,000                 BB-/Ba1       LifePoint Hospitals, Inc., 5.5%, 12/1/21 (144A)                      $    75,281
         50,000                 A-/A3         NYU Hospitals Center, 4.428%, 7/1/42                                      41,736
                                                                                                                   -----------
                                                                                                                   $   117,017
                                                                                                                   -----------
                                              Total Health Care Equipment & Services                               $   160,392
                                                                                                                   -----------
                                              Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
                                              Pharmaceuticals - 0.1%
         25,000                 B/B1          Endo Finance Co., 5.75%, 1/15/22 (144A)                              $    25,125
                                                                                                                   -----------
                                              Total Pharmaceuticals, Biotechnology & Life Sciences                 $    25,125
                                                                                                                   -----------
                                              Banks - 3.4%
                                              Diversified Banks - 2.6%
NOK     450,000                 AAA/Aaa       Asian Development Bank, 3.375%, 5/20/14                              $    74,452
        100,000       7.38      BBB-/NR       Banco Continental SA via Continental Trustees Cayman, Ltd.,
                                              Floating Rate Note, 10/7/40 (144A)                                       104,596
         65,000       6.88      BBB/Ba1       Banco de Credito del Peru Panama, Floating Rate Note,
                                              9/16/26 (144A)                                                            68,088
         40,000                 NR/B1         Banco GNB Sudameris SA, 7.5%, 7/30/22 (144A)                              41,100
         75,000                 BBB+/NR       BBVA Banco Continental SA, 5.0%, 8/26/22 (144A)                           75,000
EURO     50,000                 NR/NR         Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
                                              Netherlands, 6.875%, 3/19/20                                              77,747
        150,000                 A/A2          HSBC Bank Plc, 7.65%, 5/1/25                                             184,402
        100,000                 BBB/Baa2      Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                             109,498
        200,000                 A/Baa1        Nordea Bank AB, 4.25%, 9/21/22 (144A)                                    197,754
         60,000       4.50      NR/Baa3       Scotiabank Peru SA, Floating Rate Note, 12/13/27 (144A)                   52,500
                                                                                                                   -----------
                                                                                                                   $   985,137
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Regional Banks - 0.7%
         50,000                 BBB/Baa1      SunTrust Banks, Inc., 3.5%, 1/20/17                                  $    52,576
         81,000       4.46      BBB/Baa3      The PNC Financial Services Group, Inc., Floating Rate Note
                                              (Perpetual)                                                               80,798
         75,000       4.85      BBB/Baa3      The PNC Financial Services Group, Inc., Floating Rate Note
                                              (Perpetual)                                                               67,162
         80,000       6.75      BBB/Baa3      The PNC Financial Services Group, Inc., Floating Rate Note
                                              (Perpetual)                                                               83,240
                                                                                                                   -----------
                                                                                                                   $   283,776
                                                                                                                   -----------
                                              Thrifts & Mortgage Finance - 0.1%
         50,000                 BBB-/Baa2     Astoria Financial Corp., 5.0%, 6/19/17                               $    53,632
                                                                                                                   -----------
                                              Total Banks                                                          $ 1,322,545
                                                                                                                   -----------
                                              Diversified Financials - 5.6%
                                              Other Diversified Financial Services - 1.8%
         90,000                 BBB+/Baa2     Alterra Finance LLC, 6.25%, 9/30/20                                  $   101,258
         90,000                 A-/NR         Carlyle Holdings II Finance LLC, 5.625%, 3/30/43 (144A)                   88,471
         67,000       5.95      BB+/Ba3       Citigroup, Inc., Floating Rate Note (Perpetual)                           61,998
         25,000                 BBB+/Baa1     Hyundai Capital Services, Inc., 4.375%, 7/27/16 (144A)                    26,598
         50,000       5.65      BB/Ba1        ING US, Inc., Floating Rate Note, 5/15/53                                 48,625
NZD     100,000                 A/A3          JPMorgan Chase & Co., 4.25%, 11/2/18                                      77,565
        225,000       5.15      BBB/Ba1       JPMorgan Chase & Co., Floating Rate Note (Perpetual)                     201,938
        100,000                 A/NR          KKR Group Finance Co. II LLC, 5.5%, 2/1/43 (144A)                         95,199
                                                                                                                   -----------
                                                                                                                   $   701,652
                                                                                                                   -----------
                                              Specialized Finance - 0.4%
        121,000                 BBB-/NR       Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                        $   127,050
         20,000                 BBB+/NR       Corp Financiera de Desarrollo SA, 4.75%, 2/8/22 (144A)                    19,750
                                                                                                                   -----------
                                                                                                                   $   146,800
                                                                                                                   -----------
                                              Consumer Finance - 0.3%
        106,000       4.00      BBB-/Ba1      SLM Corp., Floating Rate Note, 7/25/14                               $   106,057
                                                                                                                   -----------
                                              Asset Management & Custody Banks - 0.8%
         35,000       7.52      BBB+/Baa2     Ameriprise Financial, Inc., Floating Rate Note, 6/1/66               $    38,762
         50,000                 BBB/NR        Ares Capital Corp., 4.875%, 11/30/18                                      51,178
        125,000                 A+/NR         Blackstone Holdings Finance Co. LLC, 6.25%, 8/15/42 (144A)               136,609
          9,000                 BBB-/Baa3     Janus Capital Group, Inc., 6.7%, 6/15/17                                  10,022
         75,000                 BBB/NR        Prospect Capital Corp., 5.875%, 3/15/23                                   72,661
         25,000       4.50      BBB/Baa2      The Bank of New York Mellon Corp., Floating Rate Note (Perpetual)         22,688
                                                                                                                   -----------
                                                                                                                   $   331,920
                                                                                                                   -----------
                                              Investment Banking & Brokerage - 2.3%
        245,000       4.00      BB+/Ba2       Goldman Sachs Capital II, Floating Rate Note (Perpetual)             $   172,235
         20,000                 BBB/Baa3      Jefferies Group LLC, 5.125%, 4/13/18                                      21,625
         50,000                 BBB/Baa3      Jefferies Group LLC, 6.875%, 4/15/21                                      56,952
         75,000                 BBB/A3        Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                               82,840
        150,000                 BBB+/Baa3     Merrill Lynch & Co., Inc., 6.11%, 1/29/37                                161,771
         85,000                 BBB+/Baa3     Morgan Stanley Co., 4.1%, 5/22/23                                         82,259
         60,000                 A-/Baa2       Morgan Stanley Co., 5.5%, 1/26/20                                         67,354
         75,000                 BBB/Baa2      Raymond James Financial, Inc., 4.25%, 4/15/16                             79,337

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Investment Banking & Brokerage - (continued)
        115,000                 NR/Baa3       Scottrade Financial Services, Inc., 6.125%, 7/11/21 (144A)           $   113,563
         30,000                 A/A3          TD Ameritrade Holding Corp., 5.6%, 12/1/19                                34,630
                                                                                                                   -----------
                                                                                                                   $   872,566
                                                                                                                   -----------
                                              Total Diversified Financials                                         $ 2,158,995
                                                                                                                   -----------
                                              Insurance - 4.6%
                                              Insurance Brokers - 0.3%
         85,000                 BBB-/Baa3     Ironshore Holdings US, Inc., 8.5%, 5/15/20 (144A)                    $    96,494
                                                                                                                   -----------
                                              Life & Health Insurance - 1.7%
         55,000                 BBB+/NR       Delphi Financial Group, Inc., 7.875%, 1/31/20                        $    63,957
        137,000       6.05      BBB/Baa3      Lincoln National Corp., Floating Rate Note, 4/20/67                      135,972
         50,000                 BBB/Baa2      MetLife, Inc., 10.75%, 8/1/69                                             73,750
        110,000                 A-/Baa2       Protective Life Corp., 7.375%, 10/15/19                                  134,155
         50,000       5.62      BBB+/Baa2     Prudential Financial, Inc., Floating Rate Note, 6/15/43                   49,000
         50,000       8.88      BBB+/Baa2     Prudential Financial, Inc., Floating Rate Note, 6/15/68                   60,812
         50,000       5.88      BBB+/Baa2     Prudential Financial, Inc., Floating Rate Note, 9/15/42                   50,812
        100,000                 BBB/Baa2      Unum Group, 5.75%, 8/15/42                                               102,194
                                                                                                                   -----------
                                                                                                                   $   670,652
                                                                                                                   -----------
                                              Multi-line Insurance - 0.5%
         85,000                 BBB/A3        AXA SA, 8.6%, 12/15/30                                               $   104,656
         49,000                 BBB-/Baa3     Genworth Holdings, Inc., 7.2%, 2/15/21                                    56,899
         26,000                 BBB-/Baa2     Liberty Mutual Group, Inc., 7.3%, 6/15/14 (144A)                          26,726
                                                                                                                   -----------
                                                                                                                   $   188,281
                                                                                                                   -----------
                                              Property & Casualty Insurance - 1.1%
         75,000                 BBB-/Baa3     Fidelity National Financial, Inc., 5.5%, 9/1/22                      $    77,787
         50,000                 BBB-/Baa2     OneBeacon US Holdings, Inc., 4.6%, 11/9/22                                49,056
        100,000       6.80      BBB/Ba1       QBE Capital Funding II LP, Floating Rate Note (Perpetual) (144A)          99,000
         25,000                 BBB-/Baa3     The Hanover Insurance Group, Inc., 7.5%, 3/1/20                           29,576
         59,000                 BBB-/Baa3     The Hanover Insurance Group, Inc., 7.625%, 10/15/25                       69,278
         78,000       6.50      BBB/Ba1       XL Group Plc, Floating Rate Note (Perpetual)                              76,732
                                                                                                                   -----------
                                                                                                                   $   401,429
                                                                                                                   -----------
                                              Reinsurance - 1.0%
         60,000                 BBB/NR        Montpelier Re Holdings, Ltd., 4.7%, 10/15/22                         $    58,872
         61,000                 BBB/NR        Platinum Underwriters Finance, Inc., 7.5%, 6/1/17                         67,248
        105,000       7.51      BB+/Ba2       Sirius International Group, Ltd., Floating Rate Note (Perpetual)
                                              (144A)                                                                   108,199
        100,000                 BBB+/Baa2     Validus Holdings, Ltd., 8.875%, 1/26/40                                  132,040
         30,000       5.88      NR/NR         Wilton Re Finance LLC, Floating Rate Note, 3/30/33 (144A)                 29,550
                                                                                                                   -----------
                                                                                                                   $   395,909
                                                                                                                   -----------
                                              Total Insurance                                                      $ 1,752,765
                                                                                                                   -----------
                                              Real Estate - 2.2%
                                              Diversified REIT - 0.1%
         20,000                 BBB/Baa2      Digital Realty Trust LP, 5.875%, 2/1/20
                                                                                                                   $    21,277
                                                                                                                   -----------
                                              Industrial REIT - 0.1%
         35,000                 BBB-/Baa2     DCT Industrial Operating Partnership LP, 4.5%, 10/15/23
                                              (144A)                                                               $    34,009
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Office REIT - 0.8%
         20,000                 BBB-/Baa2     Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                  $    20,125
         20,000                 BBB-/Baa3     BioMed Realty LP, 4.25%, 7/15/22                                          19,202
         35,000                 BBB-/Baa3     Corporate Office Properties LP, 3.6%, 5/15/23                             31,722
         95,000                 BB/Ba1        DuPont Fabros Technology LP, 5.875%, 9/15/21                              98,088
         50,000                 BBB/Baa2      Highwoods Realty LP, 3.625%, 1/15/23                                      45,714
         30,000                 BBB/Baa2      Mack-Cali Realty LP, 3.15%, 5/15/23                                       26,040
         60,000                 BBB/Baa2      Piedmont Operating Partnership LP, 3.4%, 6/1/23                           53,253
                                                                                                                   -----------
                                                                                                                   $   294,144
                                                                                                                   -----------
                                              Retail REIT - 0.2%
         80,000                 BBB-/Baa2     DDR Corp., 7.5%, 4/1/17                                              $    93,241
                                                                                                                   -----------
                                              Specialized REIT - 0.8%
         15,000                 BBB-/Baa3     CubeSmart LP, 4.8%, 7/15/22                                          $    15,407
         25,000                 BBB/Baa2      Health Care Real Estate Investment Trust, Inc., 4.5%, 1/15/24             24,684
         40,000                 BBB-/Baa2     Hospitality Properties Trust, 5.0%, 8/15/22                               40,649
         75,000                 BBB-/Baa2     Hospitality Properties Trust, 7.875%, 8/15/14                             75,609
         34,000                 BB-/B1        Sabra Health Care LP, 8.125%, 11/1/18                                     36,720
        111,000                 BBB-/Baa3     Senior Housing Properties Trust, 6.75%, 4/15/20                          123,251
                                                                                                                   -----------
                                                                                                                   $   316,320
                                                                                                                   -----------
                                              Diversified Real Estate Activities - 0.2%
         75,000                 NR/Ba1        BR Malls International Finance, Ltd., 8.5% (Perpetual) (144A)        $    74,818
                                                                                                                   -----------
                                              Total Real Estate                                                    $   833,809
                                                                                                                   -----------
                                              Software & Services - 0.2%
                                              Data Processing & Outsourced Services - 0.1%
         50,000                 BB-/Ba2       Audatex North America, Inc., 6.0%, 6/15/21 (144A)                    $    52,375
                                                                                                                   -----------
                                              Home Entertainment Software - 0.1%
         25,000                 BB+/Ba2       Activision Blizzard, Inc., 5.625%, 9/15/21 (144A)                    $    25,875
                                                                                                                   -----------
                                              Total Software & Services                                            $    78,250
                                                                                                                   -----------
                                              Technology Hardware & Equipment - 0.7%
                                              Communications Equipment - 0.1%
         50,000                 BB+/Ba3       Brocade Communications Systems, Inc., 4.625%, 1/15/23 (144A)         $    46,250
                                                                                                                   -----------
                                              Computer Storage & Peripherals - 0.2%
        100,000                 BBB-/Ba1      Seagate HDD Cayman, 4.75%, 6/1/23 (144A)                             $    93,500
                                                                                                                   -----------
                                              Electronic Equipment Manufacturers - 0.1%
         50,000                 BB-/B1        Viasystems, Inc., 7.875%, 5/1/19 (144A)                              $    54,062
                                                                                                                   -----------
                                              Electronic Manufacturing Services - 0.3%
        100,000                 BB+/Ba1       Flextronics International, Ltd., 5.0%, 2/15/23                       $    93,750
                                                                                                                   -----------
                                              Total Technology Hardware & Equipment                                $   287,562
                                                                                                                   -----------
                                              Telecommunication Services - 2.9%
                                              Integrated Telecommunication Services - 2.1%
         50,000                 BB/Ba2        CenturyLink, Inc., 6.45%, 6/15/21                                    $    52,000
         50,000                 BB/Ba2        CenturyLink, Inc., 7.6%, 9/15/39                                          44,500
         81,000                 B/B3          Cincinnati Bell, Inc., 8.375%, 10/15/20                                   87,682
        125,000                 BB-/Ba2       Frontier Communications Corp., 8.5%, 4/15/20                             140,000
         60,000                 NR/Ba3        GTP Acquisition Partners I LLC, 7.628%, 6/15/16 (144A)                    64,366
         40,000                 NR/A2         GTP Towers Issuer LLC, 4.436%, 2/15/15 (144A)                             41,120

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Integrated Telecommunication Services - (continued)
         60,000                 A/A2          Qtel International Finance, Ltd., 6.5%, 6/10/14 (144A)               $    61,278
         75,000                 BBB/Baa2      Telefonica Emisiones SAU, 6.221%, 7/3/17                                  84,549
         25,000                 NR/NR         Unison Ground Lease Funding LLC, 2.981%, 3/15/20 (144A)                   23,748
         90,000                 BBB+/Baa1     Verizon Communications, Inc., 6.55%, 9/15/43                             105,296
         80,000                 B/B1          Windstream Corp., 6.375%, 8/1/23                                          74,800
         25,000                 B/B1          Windstream Corp., 7.75%, 10/15/20                                         26,531
                                                                                                                   -----------
                                                                                                                   $   805,870
                                                                                                                   -----------
                                              Wireless Telecommunication Services - 0.8%
         40,000                 BB/Ba3        T-Mobile USA, Inc., 6.125%, 1/15/22                                  $    40,700
        200,000                 BB/Ba3        VimpelCom Holdings BV, 7.5043%, 3/1/22 (144A)                            208,924
         50,000                 NR/NR         WCP Wireless Site Funding, 6.829%, 11/15/15 (144A)                        52,835
                                                                                                                   -----------
                                                                                                                   $   302,459
                                                                                                                   -----------
                                              Total Telecommunication Services                                     $ 1,108,329
                                                                                                                   -----------
                                              Utilities - 1.6%
                                              Electric Utilities - 1.0%
        100,000                 NR/Baa3       Dubai Electricity & Water Authority, 8.5%, 4/22/15 (144A)            $   108,650
        125,000       5.25      BBB+/A3       Electricite de France SA, Floating Rate Note (Perpetual) (144A)          124,312
         50,000       6.25      BBB-/Baa2     Southern California Edison Co., Floating Rate Note (Perpetual)            51,750
         83,000                 BBB+/A3       West Penn Power Co., 5.95%, 12/15/17 (144A)                               93,253
                                                                                                                   -----------
                                                                                                                   $   377,965
                                                                                                                   -----------
                                              Multi-Utilities - 0.4%
         50,000                 BBB+/Baa1     New York State Electric & Gas Corp., 6.15%, 12/15/17 (144A)          $    55,458
         99,053                 NR/NR         Ormat Funding Corp., 8.25%, 12/30/20                                      95,091
                                                                                                                   -----------
                                                                                                                   $   150,549
                                                                                                                   -----------
                                              Independent Power Producers & Energy Traders - 0.2%
         85,000                 BBB-/NR       Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                         $    89,921
          5,452                 NR/NR         Juniper Generation LLC, 6.79%, 12/31/14 (144A)                             5,270
                                                                                                                   -----------
                                                                                                                   $    95,191
                                                                                                                   -----------
                                              Total Utilities                                                      $   623,705
                                                                                                                   -----------
                                              Government - 0.6%
                                              Government - 0.6%
IDR 550,000,000                 NR/Aaa        Inter-American Development Bank, 4.5%, 2/4/16                        $    41,537
BRL     250,000                 AAA/Aaa       International Finance Corp., 5.0%, 12/21/15                               96,799
AUD     100,000                 AA+/Aa1       Queensland Treasury Corp., 5.75%, 7/22/24                                 95,404
                                                                                                                   -----------
                                                                                                                   $   233,740
                                                                                                                   -----------
                                              Total Government                                                     $   233,740
                                                                                                                   -----------
                                              TOTAL CORPORATE BONDS
                                              (Cost $15,243,273)                                                   $15,693,520
                                                                                                                   -----------

                                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 12.4%
        100,000                 AAA/Aaa       Fannie Mae Pool, 5.0%, 4/25/40                                       $   108,289
        549,835                 AAA/Aaa       Fannie Mae, 3.5%, 2/13/14-7/1/43                                         545,200
        315,011                 AAA/Aaa       Fannie Mae, 4.0%, 2/19/14-11/1/43                                        327,335
        325,377                 AAA/Aaa       Fannie Mae, 4.5%, 3/1/35-12/1/43                                         345,050
         20,590                 AAA/Aaa       Fannie Mae, 5.0%, 3/1/32-6/1/40                                           22,465

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
            746                 AAA/Aaa       Fannie Mae, 6.5%, 7/1/31-2/1/32                                      $       830
            183                 AAA/Aaa       Fannie Mae, 7.0%, 9/1/29                                                     205
        113,404                 AAA/Aaa       Federal Home Loan Mortgage Corp., 3.5%, 11/1/28-10/1/40                  115,717
        203,000                 NR/NR         Federal Home Loan Mortgage Corp., 4.0%, 12/1/43                          208,686
         99,983                 AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 5/1/34-11/1/39                   108,038
            700                 AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                              737
         99,551                 AAA/Aaa       Government National Mortgage Association I, 4.0%, 8/15/43                104,048
        456,704                 NR/NR         Government National Mortgage Association I, 4.5%,
                                              9/15/33-7/15/41                                                          489,369
          8,164                 AAA/Aaa       Government National Mortgage Association I, 5.0%, 4/15/35                  9,009
         79,362                 AAA/Aaa       Government National Mortgage Association I, 5.5%,
                                              1/15/34-11/15/35                                                          87,865
         56,592                 AAA/Aaa       Government National Mortgage Association I, 6.0%,
                                              5/15/17-8/15/44                                                           62,942
          8,626                 AAA/Aaa       Government National Mortgage Association I, 6.5%,
                                              3/15/29-11/15/32                                                           9,659
          1,670                 AAA/Aaa       Government National Mortgage Association I, 7.0%,
                                              5/15/23-3/15/31                                                            1,702
         39,148                 AAA/Aaa       Government National Mortgage Association II, 4.5%, 9/20/41                41,921
          8,549                 AAA/Aaa       Government National Mortgage Association II, 5.5%, 3/20/34                 9,506
         14,756                 AAA/Aaa       Government National Mortgage Association II, 6.0%, 11/20/33               16,742
        150,000                 AA+/Aaa       U.S. Treasury Bonds, 4.375%, 2/15/38                                     163,266
        500,000                 AA+/Aaa       U.S. Treasury Bonds, 4.5%, 5/15/38                                       554,375
        425,000                 AA+/Aaa       U.S. Treasury Bonds, 4.5%, 8/15/39                                       471,086
         25,000                 AA+/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                                       32,113
      1,000,000                 AA+/Aaa       U.S. Treasury Notes, 2.0%, 2/15/22                                       948,997
                                                                                                                   -----------
                                                                                                                   $ 4,785,152
                                                                                                                   -----------
                                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                              (Cost $4,838,195)                                                    $ 4,785,152
                                                                                                                   -----------
                                              FOREIGN GOVERNMENT BONDS - 6.0%
GHS     100,000                 NR/NR         Ghana Government Bond, 19.24%, 5/30/16                               $    41,977
GHS      50,000                 NR/NR         Ghana Government Bond, 26.0%, 6/5/17                                      24,379
IDR 171,000,000                 NR/Baa3       Indonesia Treasury Bond, 6.125%, 5/15/28                                  10,889
IDR 155,000,000                 NR/Baa3       Indonesia Treasury Bond, 7.0%, 5/15/22                                    11,590
IDR 150,000,000                 NR/Baa3       Indonesia Treasury Bond, 7.0%, 5/15/27                                    10,415
IDR 893,000,000                 NR/Baa3       Indonesia Treasury Bond, 8.25%, 6/15/32                                   68,057
EURO     80,000                 BBB+/Ba1      Ireland Government Bond, 5.0%, 10/18/20                                  123,642
MYR     265,000                 NR/NR         Malaysia Government Bond, 3.418%, 8/15/22                                 76,466
MXN     510,000                 A/Baa1        Mexican Bonos, 6.5%, 6/9/22                                               39,435
MXN     150,000                 A/Baa1        Mexican Bonos, 7.5%, 6/3/27                                               12,234
MXN   2,530,000                 A/Baa1        Mexican Udibonos, 2.0%, 6/9/22                                           185,061
MXN   1,518,000                 A/Baa1        Mexican Udibonos, 3.5%, 12/14/17                                         125,157
NGN  14,000,000                 NR/NR         Nigeria Government Bond, 16.0%, 6/29/19                                   97,138
NGN  11,000,000                 NR/NR         Nigeria Treasury Bill, 0.0%, 2/6/14 (d)                                   68,000
NGN  10,000,000                 NR/NR         Nigeria Treasury Bill, 0.0%, 4/10/14 (d)                                  60,463
NGN   8,000,000                 NR/NR         Nigeria Treasury Bill, 0.0%, 4/24/14 (d)                                  48,117
NOK     750,000                 AAA/Aaa       Norway Government Bond, 2.0%, 5/24/23                                    113,440
NOK     950,000                 AAA/Aaa       Norway Government Bond, 4.25%, 5/19/17                                   168,482

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              FOREIGN GOVERNMENT BONDS - (continued)
NOK   1,250,000                 AAA/Aaa       Norway Government Bond, 4.5%, 5/22/19                                $   227,641
NOK     640,000                 AAA/Aaa       Norway Government Bond, 5.0%, 5/15/15                                    110,319
PHP   6,495,000                 NR/Baa3       Philippine Government Bond, 5.875%, 3/1/32                               162,533
PHP   1,020,000                 NR/Baa3       Philippine Government Bond, 7.625%, 9/29/36                               30,003
PLN     125,000                 A/A2          Poland Government Bond, 5.5%, 4/25/15                                     42,797
        100,000                 CCC+/Caa1     Provincia de Buenos Aires Argentina, 10.875%, 1/26/21 (144A)              87,250
RON     440,000                 NR/NR         Romania Government Bond, 5.85%, 4/26/23                                  140,878
RON     160,000                 NR/NR         Romania Government Bond, 5.9%, 7/26/17                                    51,547
RUB   2,500,000                 BBB+/Baa1     Russian Federal Bond - OFZ, 7.5%, 3/15/18                                 77,911
TRY      50,000                 NR/NR         Turkey Government Bond, 10.5%, 1/15/20                                    23,788
        100,000                 B-/Caa1       Ukraine Government International Bond, 7.5%, 4/17/23 (144A)               89,550
                                                                                                                   -----------
                                                                                                                   $ 2,329,159
                                                                                                                   -----------
                                              TOTAL FOREIGN GOVERNMENT BONDS
                                              (Cost $2,481,085)                                                    $ 2,329,159
                                                                                                                   -----------
                                              MUNICIPAL BONDS - 6.1%
                                              Municipal Development - 1.0%
         60,000       5.90      BBB/NR        Brazos Harbor Industrial Development Corp., Floating Rate
                                              Note, 5/1/38                                                         $    62,372
         65,000                 BBB/Baa3      Louisiana Local Government Environmental Facilities &
                                              Community Development Authority, 6.75%, 11/1/32                           68,778
         58,000       7.00      B/B2          New Jersey Economic Development Authority, Floating Rate
                                              Note, 11/15/30                                                            57,942
         70,000                 BBB/Baa1      Parish of St. John the Baptist Louisiana, 5.125%, 6/1/37                  68,641
         60,000                 BB-/B1        Port of Corpus Christi Authority of Nueces County, 6.7%, 11/1/30          60,209
         50,000                 BBB/NR        Selma Industrial Development Board, 6.25%, 11/1/33                        53,254
                                                                                                                   -----------
                                                                                                                   $   371,196
                                                                                                                   -----------
                                              Municipal General - 1.3%
         90,000                 AA/A2         JobsOhio Beverage System, 3.985%, 1/1/29                             $    82,157
         25,000                 AA/A2         JobsOhio Beverage System, 4.532%, 1/1/35                                  23,154
        100,000                 AA-/A1        New Jersey Economic Development Authority, 0.0%, 2/15/18 (d)              87,441
         75,000                 A+/A1         New Jersey Transportation Trust Fund Authority, 5.5%, 6/15/41             77,923
         25,000                 AAA/Aa1       New York City Transitional Finance Authority Future Tax Secured
                                              Revenue, 5.0%, 11/1/33                                                    26,389
         40,000                 AAA/NR        New York State Dormitory Authority, 5.0%, 12/15/30                        43,016
         66,000                 AA-/Aa3       State of Wisconsin, 5.75%, 5/1/33                                         72,502
         25,000                 BBB/A3        Texas Municipal Gas Acquisition & Supply Corp. III, 5.0%, 12/15/30        24,005
         50,000                 BBB/A3        Texas Municipal Gas Acquisition & Supply Corp. III, 5.0%, 12/15/31        47,662
                                                                                                                   -----------
                                                                                                                   $   484,249
                                                                                                                   -----------
                                              Municipal Higher Education - 2.0%
         10,000                 AA+/Aaa       Amherst College, 3.794%, 11/1/42                                     $     8,308
         25,000                 A+/NR         Baylor University, 4.313%, 3/1/42                                         21,822
         45,000                 AAA/Aaa       California Educational Facilities Authority, 5.0%, 6/1/43                 50,635
         70,000                 AAA/Aaa       Connecticut State Health & Educational Facility Authority, 5.0%,
                                              7/1/40                                                                    74,041
         99,000                 AAA/Aaa       Connecticut State Health & Educational Facility Authority, 5.0%,
                                              7/1/42                                                                   101,590

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Municipal Higher Education - (continued)
         75,000                 AAA/Aaa       Health & Educational Facilities Authority of the State of Missouri,
                                              5.0%, 11/15/39                                                       $    78,344
         50,000                 AAA/Aaa       Houston Higher Education Finance Corp., 5.0%, 5/15/40                     52,174
         30,000                 AAA/Aaa       Massachusetts Development Finance Agency, 5.0%, 10/15/40                  31,979
         30,000                 AAA/Aaa       Massachusetts Health & Educational Facilities Authority, 6.0%,
                                              7/1/36                                                                    33,622
         25,000                 AAA/Aaa       Massachusetts Institute of Technology, 5.6%, 7/1/11                       28,397
         25,000                 AAA/Aaa       New York State Dormitory Authority, 5.0%, 10/1/41                         26,317
         20,000                 AA-/Aa3       New York State Dormitory Authority, 5.0%, 7/1/37                          20,829
        100,000                 AAA/Aaa       New York State Dormitory Authority, 5.0%, 7/1/38                         104,936
         25,000                 AAA/Aaa       Permanent University Fund, 5.0%, 7/1/30                                   28,022
         40,000                 A+/A1         The George Washington University, 1.827%, 9/15/17                         39,461
         50,000                 AA/Aa1        University of California, 3.38%, 5/15/28                                  44,460
         25,000                 AAA/Aaa       University of Virginia, 5.0%, 6/1/43                                      26,542
                                                                                                                   -----------
                                                                                                                   $   771,479
                                                                                                                   -----------
                                              Municipal Medical - 0.3%
         50,000                 AA/Aa2        Maryland Health & Higher Educational Facilities Authority, 5.0%,
                                              7/1/41                                                               $    52,252
         25,000                 AA-/A1        Massachusetts Development Finance Agency, 5.375%, 4/1/41                  25,900
         50,000                 A/NR          New Hampshire Health and Education Facilities Authority Act,
                                              6.5%, 1/1/41                                                              53,111
                                                                                                                   -----------
                                                                                                                   $   131,263
                                                                                                                   -----------
                                              Municipal Pollution - 0.4%
        135,000       5.95      BBB/NR        Port Freeport Texas, Floating Rate Note, 5/15/33                     $   141,353
                                                                                                                   -----------
                                              Municipal School District - 0.1%
         20,000                 AAA/Aaa       North East Independent School District Texas, 5.25%, 2/1/31          $    23,564
         20,000                 AAA/Aaa       Southwest Independent School District, 5.0%, 2/1/38                       21,058
                                                                                                                   -----------
                                                                                                                   $    44,622
                                                                                                                   -----------
                                              Municipal Transportation - 0.0%+
         15,000                 AA-/Aa3       Port Authority of New York & New Jersey, 4.458%, 10/1/62             $    12,718
                                                                                                                   -----------
                                              Municipal Water - 0.4%
         60,000                 AAA/Aa1       City of Charleston South Carolina Waterworks & Sewer System
                                              Revenue, 5.0%, 1/1/41                                                $    62,552
         25,000                 AAA/Aa2       Hampton Roads Sanitation District, 5.0%, 4/1/38                           25,746
         35,000                 AAA/Aa1       Metropolitan Water Reclamation District of Greater Chicago,
                                              5.0%, 12/1/30                                                             36,916
         30,000                 AAA/Aa1       Metropolitan Water Reclamation District of Greater Chicago,
                                              5.0%, 12/1/32                                                             31,293
                                                                                                                   -----------
                                                                                                                   $   156,507
                                                                                                                   -----------
                                              Municipal Obligation - 0.6%
        150,000                 AAA/Aaa       County of Wake North Carolina, 4.0%, 5/1/32                          $   150,225
         50,000                 AAA/Aa1       State of Florida, 4.0%, 6/1/27                                            50,942
         20,000                 AA+/Aa1       State of Washington, 3.0%, 7/1/28                                         17,676
                                                                                                                   -----------
                                                                                                                   $   218,843
                                                                                                                   -----------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $2,304,656)                                                    $ 2,332,230
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              SENIOR FLOATING RATE LOAN INTERESTS - 9.9%**
                                              Energy - 0.7%
                                              Oil & Gas Equipment & Services - 0.1%
         42,975       8.50      B-/B2         FTS International, Inc., Term Loan, 5/6/16                           $    43,270
                                                                                                                   -----------
                                              Oil & Gas Exploration & Production - 0.4%
         30,000       8.38      B-/B2         Fieldwood Energy LLC, Closing Date Loan (Second Lien), 9/30/20       $    30,696
        100,000       5.00      B-/NR         Samson Investment Co., Tranche 1 Term Loan (Second Lien),
                                              9/25/18                                                                  100,500
                                                                                                                   -----------
                                                                                                                   $   131,196
                                                                                                                   -----------
                                              Coal & Consumable Fuels - 0.2%
         83,333      18.17      NR/NR         Bumi Resources Tbk PT, Term Loan, 8/15/13                            $    83,333
                                                                                                                   -----------
                                              Total Energy                                                         $   257,799
                                                                                                                   -----------
                                              Materials - 0.6%
                                              Diversified Chemicals - 0.2%
         99,250       4.75      B+/B1         US Coatings Acquisition, Inc., Initial Term B Loan, 2/1/20           $   100,091
                                                                                                                   -----------
                                              Aluminum - 0.1%
         39,300       5.75      B/B1          Noranda Aluminum Acquisition Corp., Term B Loan, 2/28/19             $    36,975
                                                                                                                   -----------
                                              Paper Products - 0.3%
         99,750       5.75      B+/Ba2        Appvion, Inc., Term Commitment, 6/28/19                              $   100,623
                                                                                                                   -----------
                                              Total Materials                                                      $   237,689
                                                                                                                   -----------
                                              Capital Goods - 0.1%
                                              Trading Companies & Distributors - 0.1%
         24,964       3.75      BB/Ba3        WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19                 $    25,058
                                                                                                                   -----------
                                              Total Capital Goods                                                  $    25,058
                                                                                                                   -----------
                                              Commercial Services & Supplies - 0.4%
                                              Security & Alarm Services - 0.1%
         34,390       4.25      B/Ba3         Monitronics International, Inc., Term B Loan, 3/23/18                $    34,726
                                                                                                                   -----------
                                              Research & Consulting Services - 0.3%
        114,005       5.00      BB-/Ba3       Wyle Services Corp., Term Loan (First Lien), 3/26/17                 $   114,147
                                                                                                                   -----------
                                              Total Commercial Services & Supplies                                 $   148,873
                                                                                                                   -----------
                                              Transportation - 0.2%
                                              Air Freight & Logistics - 0.2%
         23,296       0.15      CCC+/B2       CEVA Group Plc, Dollar Tranche B Pre-Funded Term Loan,
                                              8/31/16                                                              $    22,684
         44,718       5.25      CCC+/B2       CEVA Logistics US Holdings, Inc., US Tranche B Term Loan,
                                              8/31/16                                                                   43,544
                                                                                                                   -----------
                                                                                                                   $    66,228
                                                                                                                   -----------
                                              Trucking - 0.0%+
         26,520       2.92      BB/Ba2        Swift Transportation Co. LLC, Tranche B-1 Term Loan (2013),
                                              12/21/16                                                             $    26,719
                                                                                                                   -----------
                                              Total Transportation                                                 $    92,947
                                                                                                                   -----------
                                              Automobiles & Components - 0.7%
                                              Auto Parts & Equipment - 0.7%
         55,205       2.11      B/B1          Federal-Mogul Corp., Tranche B Term Loan, 12/29/14                   $    54,511
         32,488       2.11      B/B1          Federal-Mogul Corp., Tranche C Term Loan, 12/28/15                        32,079

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Auto Parts & Equipment - (continued)
         39,402       5.50      NR/NR         TI Group Automotive Systems LLC, Additional Term Loan, 3/27/19       $    39,710
        154,226       4.75      B+/B1         Tower Automotive Holdings USA LLC, Refinancing Term Loan
                                              (First Lien), 4/23/20                                                    155,335
                                                                                                                   -----------
                                                                                                                   $   281,635
                                                                                                                   -----------
                                              Total Automobiles & Components                                       $   281,635
                                                                                                                   -----------
                                              Consumer Durables & Apparel - 0.2%
                                              Apparel, Accessories & Luxury Goods - 0.2%
         58,954       3.25      BBB-/Ba1      PVH Corp., Tranche B Term Loan, 12/19/19                             $    59,323
                                                                                                                   -----------
                                              Total Consumer Durables & Apparel                                    $    59,323
                                                                                                                   -----------
                                              Consumer Services - 1.4%
                                              Casinos & Gaming - 0.5%
        128,700       3.50      BB/Ba2        MGM Resorts International, Term B Loan, 12/20/19                     $   128,794
         74,625       3.75      BB+/Ba2       Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 8/13/20              75,091
                                                                                                                   -----------
                                                                                                                   $   203,885
                                                                                                                   -----------
                                              Hotels, Resorts & Cruise Lines - 0.3%
        123,438       4.75      BB-/Ba2       Seven Seas Cruises S de RL LLC, Term B-1 Loan, 12/21/18              $   125,135
                                                                                                                   -----------
                                              Leisure Facilities - 0.2%
         67,019       3.50      BB+/Ba2       Six Flags Theme Parks, Inc., Tranche B Term Loan, 12/20/18           $    67,368
                                                                                                                   -----------
                                              Restaurants - 0.4%
        113,563       3.75      BB/Ba3        Burger King Corp., Tranche B Term Loan (2012), 9/28/19               $   114,211
         24,179       3.25      BB-/B1        Wendy's International, Inc., Term B Loan, 5/15/19                         24,238
                                                                                                                   -----------
                                                                                                                   $   138,449
                                                                                                                   -----------
                                              Total Consumer Services                                              $   534,837
                                                                                                                   -----------
                                              Media - 1.0%
                                              Broadcasting - 0.2%
         73,879       3.50      BB/Ba3        Telesat Canada, U.S. Term B Loan, 3/28/19                            $    74,279
                                                                                                                   -----------
                                              Cable & Satellite - 0.6%
         49,750       3.25      BB-/Ba3       MCC Georgia LLC, Tranche H Term Loan, 1/29/21                        $    49,470
        175,000       3.50      NR/Ba3        Virgin Media Investment Holdings, Ltd., New Term B Loan, 2/6/20          175,583
                                                                                                                   -----------
                                                                                                                   $   225,053
                                                                                                                   -----------
                                              Movies & Entertainment - 0.0%+
         29,128       3.50      BB-/Ba2       Rovi Solutions Corp., Tranche B-3 Term Loan, 3/29/19                 $    28,700
                                                                                                                   -----------
                                              Publishing - 0.2%
         70,053       3.75      BB-/Ba3       Interactive Data Corp., Refinanced Term Loan, 2/11/18                $    70,250
                                                                                                                   -----------
                                              Total Media                                                          $   398,282
                                                                                                                   -----------
                                              Retailing - 0.4%
                                              Automotive Retail - 0.4%
        146,250       3.50      BB/Ba1        Chrysler Group LLC, Term Loan B, 5/24/17                             $   147,255
                                                                                                                   -----------
                                              Total Retailing                                                      $   147,255
                                                                                                                   -----------
                                              Health Care Equipment & Services - 0.9%
                                              Health Care Services - 0.5%
         79,600       4.25      B/B2          Surgical Care Affiliates, Inc., Class C Incremental Term Loan,
                                              6/29/18                                                              $    79,824
        242,500       7.25      B+/B1         Virtual Radiologic Corp., Term Loan A, 12/22/16                          130,950
                                                                                                                   -----------
                                                                                                                   $   210,774
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

                  Floating      S&P/Moody's
      Principal   Rate (b)      Ratings
     Amount ($)   (unaudited)   (unaudited)                                                                              Value
                                              Health Care Facilities - 0.3%
        114,818       3.74      BB/Ba2        CHS, Extended Term Loan, 1/25/17                                     $   115,823
                                                                                                                   -----------
                                              Managed Health Care - 0.1%
         20,505       9.75      B+/B2         MMM Holdings, Inc., Term Loan, 10/9/17                               $    20,646
         14,913       9.75      B+/B2         MSO of Puerto Rico, Inc., MSO Term Loan, 12/12/17                         15,025
                                                                                                                   -----------
                                                                                                                   $    35,671
                                                                                                                   -----------
                                              Total Health Care Equipment & Services                               $   362,268
                                                                                                                   -----------
                                              Pharmaceuticals, Biotechnology & Life Sciences - 1.1%
                                              Biotechnology - 0.6%
        242,312       4.25      BB+/Ba1       Grifols, Inc., New U.S. Tranche B Term Loan, 6/1/17                  $   244,163
                                                                                                                   -----------
                                              Pharmaceuticals - 0.5%
         98,752       4.25      B+/B1         Par Pharmaceutical Companies, Inc., Additional Term B-1
                                              Loan, 9/30/19                                                        $    99,444
         99,250       4.50      BB/Ba1        Valeant Pharmaceuticals International, Inc., Series E Tranche B
                                              Term Loan, 8/5/20                                                        100,025
                                                                                                                   -----------
                                                                                                                   $   199,469
                                                                                                                   -----------
                                              Total Pharmaceuticals, Biotechnology & Life Sciences                 $   443,632
                                                                                                                   -----------
                                              Banks - 0.5%
                                              Thrifts & Mortgage Finance - 0.5%
        173,688       5.00      B+/B1         Ocwen Financial Corp., Initial Term Loan, 1/15/18                    $   175,924
                                                                                                                   -----------
                                              Total Banks                                                          $   175,924
                                                                                                                   -----------
                                              Diversified Financials - 0.5%
                                              Specialized Finance - 0.5%
        198,000       5.25      B/B1          Mirror BidCo Corp., Term Loan, 12/28/19                              $   199,485
                                                                                                                   -----------
                                              Total Diversified Financials                                         $   199,485
                                                                                                                   -----------
                                              Insurance - 0.9%
                                              Insurance Brokers - 0.4%
        148,503       4.25      NR/NR         USI Insurance Services LLC, Term Loan B, 12/30/19                    $   149,431
                                                                                                                   -----------
                                              Life & Health Insurance - 0.2%
         92,720       3.75      BB/Ba3        CNO Financial Group, Inc., Tranche B2 Term Loan, 9/4/18              $    93,097
                                                                                                                   -----------
                                              Property & Casualty Insurance - 0.3%
        102,862       5.75      B-/B2         Confie seguros Holding II Co., Term B Loan (First Lien), 11/9/18     $   102,991
                                                                                                                   -----------
                                              Total Insurance                                                      $   345,519
                                                                                                                   -----------
                                              Telecommunication Services - 0.3%
                                              Integrated Telecommunication Services - 0.3%
         97,804       3.75      BB/Ba3        West Corp., Term B-8 Loan, 6/30/18                                   $    98,354
                                                                                                                   -----------
                                              Total Telecommunication Services                                     $    98,354
                                                                                                                   -----------
                                              TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                              (Cost $3,875,344)                                                    $ 3,808,880
                                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                  Floating      S&P/Moody's
                  Rate (b)      Ratings
         Shares   (unaudited)   (unaudited)                                                                              Value
                                              RIGHTS / WARRANTS - 0.0%+
                                              Automobiles & Components - 0.0%+
                                              Auto Parts & Equipment - 0.0%+
              9                               Lear Corp., 11/9/14                                                  $     1,467
                                                                                                                   -----------
                                              TOTAL RIGHTS / WARRANTS
                                              (Cost $486)                                                          $     1,467
                                                                                                                   -----------
                                              TOTAL INVESTMENT IN SECURITIES - 97.1%
                                              (Cost $36,871,588) (a)                                               $37,403,986
                                                                                                                   -----------
                                              OTHER ASSETS & LIABILITIES - 2.9%                                    $ 1,100,754
                                                                                                                   -----------
                                              TOTAL NET ASSETS - 100.0%                                            $38,504,740
                                                                                                                   ===========

       Notional                                                                                                     Unrealized
      Principal                               CREDIT DEFAULT SWAP AGREEMENTS                                      Appreciation
        100,000                               JPMorgan Chase & Co., Index : Markit CDX.NA.HY.19,
                                              5.0%, 12/20/17                                                       $    11,139
        100,000                               JPMorgan Chase & Co., American Axle & Manufacturing Co.,
                                              5.0%, 12/20/17                                                            15,204
         50,000                               JPMorgan Chase & Co., Goodyear Tire & Rubber, 5.0%, 12/20/17               8,161
        900,000                               JPMorgan Chase & Co., Index : Markit CDX.NA.IG.19, 1.0%, 12/20/17         20,381
                                                                                                                   -----------
                                                                                                                   $    54,885
                                                                                                                   -----------
                                              TOTAL CREDIT DEFAULT SWAP AGREEMENTS
                                              (Premiums Paid $(6,433))                                             $    54,885
                                                                                                                   ===========

+           Amount rounds to less than 0.1%.

Step Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

REIT        Real Estate Investment Trust.

(PIK)       Represents a pay in kind security.

*           Non-income producing security.

NR          Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2013, the value of these securities amounted to $9,088,145 or 23.6% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $36,893,599 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                            $ 1,622,350
            Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                             (1,111,963)
                                                                                    -----------
            Net unrealized appreciation                                             $   510,387
                                                                                    ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)         Security is in default and is non-income producing.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/13                                     (continued)
--------------------------------------------------------------------------------

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD         Australian Dollar

BRL         Brazilian Real

EURO        Euro

GHS         Ghanian Cedi

IDR         Indonesian Rupiah

MYR         Malaysian Ringgit

MXN         Mexican Peso

NGN         Nigerian Naira

NOK         Norwegian Krone

NZD         New Zealand Dollar

PHP         Philippine Peso

PLN         New Polish Zloty

RON         Romanian New Leu

RUB         Russian Ruble

TRY         Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2013 were as follows:

                                                   Purchases            Sales
Long-Term U.S. Government Securities              $ 3,341,547        $   340,298
Other Long-Term Securities                        $13,293,535        $10,431,263

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes To Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2013, in valuing the Portfolio's investments:

                                                                      Level 1     Level 2      Level 3      Total
Convertible Corporate Bonds                                        $        --  $ 1,689,989   $      --  $ 1,689,989
Preferred Stocks                                                       775,238      371,662     138,746    1,285,646
Convertible Preferred Stocks                                           275,913       63,500          --      339,413
Common Stock                                                            11,114      182,239          --      193,353
Asset Backed Securities                                                     --    1,269,099          --    1,269,099
Collateralized Mortgage Obligations                                         --    3,676,078          --    3,676,078
Corporate Bonds                                                             --   15,693,520          --   15,693,520
U.S. Government Agency Obligations                                          --    4,785,152          --    4,785,152
Foreign Government Bonds                                                    --    2,329,159          --    2,329,159
Municipal Bonds                                                             --    2,332,230          --    2,332,230
Senior Floating Rate Loan Interests                                         --    3,808,880          --    3,808,880
Rights/Warrants                                                          1,467           --          --        1,467
                                                                   -----------  -----------   ---------  -----------
Total                                                              $ 1,063,732  $36,201,508   $ 138,746  $37,403,986
                                                                   ===========  ===========   =========  ===========
Other Financial Instruments
Net unrealized Appreciation on Credit Default Swaps                $        --  $    54,885   $      --  $    54,885
Net unrealized Appreciation on Futures Contracts                        83,223           --          --       83,223
Net unrealized Depreciation on Forward Foreign Currency Contracts           --       (5,558)         --       (5,558)
                                                                   -----------  -----------   ---------  -----------
Total Other Financial Instruments                                  $    83,223  $    49,327   $      --  $   132,550
                                                                   ===========  ===========   =========  ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                                      Preferred
                                                                        Stocks
Balance as of 12/31/12                                                $       --
Realized gain (loss)(1)                                                       --
Change in unrealized appreciation (depreciation)(2)                        8,746
Purchases                                                                130,000
Sales                                                                         --
Transfers in to Level 3*                                                      --
Transfers out of Level 3*                                                     --
                                                                      ----------
Balance as of 12/31/13                                                $  138,746
                                                                      ==========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*   Transfers are calculated on the beginning of period values.

During the year ended December 31, 2013, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of investments still held as of 12/31/13    $8,746
                                                                                                 ------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                                  12/31/13    12/31/12    12/31/11    12/31/10    12/31/09
Class I
Net asset value, beginning of period                               $ 10.76    $ 10.24     $ 10.63     $ 10.07     $  8.91
                                                                   -------    -------     -------     -------     -------
Increase (decrease) from investment operations:
     Net investment income                                         $  0.43    $  0.48     $  0.63     $  0.55     $  0.61(a)
     Net realized and unrealized gain (loss) on investments,
        futures contracts and foreign currency transactions          (0.31)      0.67       (0.43)       0.59        1.85
                                                                   -------    -------     -------     -------     -------
        Net increase (decrease) from investment operations         $  0.12    $  1.15     $  0.20     $  1.14     $  2.46
Distributions to shareholders:
     Net investment income                                           (0.45)     (0.53)      (0.54)      (0.58)      (0.78)
     Net realized gain                                               (0.06)     (0.10)      (0.05)         --       (0.52)
                                                                   -------    -------     -------     -------     -------
Total distributions                                                $ (0.51)   $ (0.63)    $ (0.59)    $ (0.58)    $ (1.30)
                                                                   -------    -------     -------     -------     -------
Net increase (decrease) in net asset value                         $ (0.39)   $  0.52     $ (0.39)    $  0.56     $  1.16
                                                                   -------    -------     -------     -------     -------
Net asset value, end of period                                     $ 10.37    $ 10.76     $ 10.24     $ 10.63     $ 10.07
                                                                   =======    =======     =======     =======     =======
Total return*                                                         1.17%     11.43%       1.90%(b)   11.61%      29.73%
Ratio of net expenses to average net assets                           1.23%      1.27%       1.22%       1.23%       1.28%
Ratio of net investment income to average net assets                  3.97%      4.24%       5.30%       5.25%       6.43%
Portfolio turnover rate                                                 30%        25%         43%         92%         71%
Net assets, end of period (in thousands)                           $10,243    $10,931     $11,312     $15,494     $15,096

(a) Net investment income per share has been calculated using the average shares method.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.83%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                                  12/31/13    12/31/12    12/31/11    12/31/10    12/31/09
Class II
Net asset value, beginning of period                               $ 10.74    $ 10.22     $ 10.62     $ 10.06     $  8.92
                                                                   -------    -------     -------     -------     -------
Increase (decrease) from investment operations:
     Net investment income                                         $  0.37    $  0.36     $  0.52     $  0.48     $  0.62(a)
     Net realized and unrealized gain (loss) on investments, futures
        contracts and foreign currency transactions                  (0.27)      0.76       (0.35)       0.64        1.82
                                                                   -------    -------     -------     -------     -------
        Net increase (decrease) from investment operations         $  0.10    $  1.12     $  0.17     $  1.12     $  2.44
Distributions to shareholders:
     Net investment income                                           (0.43)     (0.50)      (0.52)      (0.56)      (0.77)
     Net realized gain                                               (0.06)     (0.10)      (0.05)         --       (0.52)
                                                                   -------    -------     -------     -------     -------
Total distributions                                                $ (0.49)   $ (0.60)    $ (0.57)    $ (0.56)    $ (1.29)
                                                                   -------    -------     -------     -------     -------
Net increase (decrease) in net asset value                         $ (0.39)   $  0.52     $ (0.40)    $  0.56     $  1.14
                                                                   -------    -------     -------     -------     -------
Net asset value, end of period                                     $ 10.35    $ 10.74     $ 10.22     $ 10.62     $ 10.06
                                                                   =======    =======     =======     =======     =======
Total return*                                                         0.92%     11.18%       1.56%(b)   11.37%      29.35%
Ratio of net expenses to average net assets                           1.47%      1.53%       1.47%       1.47%       1.32%
Ratio of net investment income to average net assets                  3.74%      3.92%       5.06%       4.96%       6.65%
Portfolio turnover rate                                                 30%        25%         43%         92%         71%
Net assets, end of period (in thousands)                           $28,261    $25,265     $16,511     $16,315     $13,438

(a) Net investment income per share has been calculated using the average shares method.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.50%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/13
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $36,871,588)                            $37,403,986
  Cash                                                                     1,705,227
  Futures Collateral                                                          56,363
  Foreign currencies, at value (cost $170,378)                               159,095
  Receivables --
     Investment securities sold                                                8,231
     Portfolio shares sold                                                     6,652
     Dividends                                                                 8,959
     Interest (net of foreign taxes withheld of $493)                        393,501
     Variation margin                                                         87,395
  Net unrealized appreciation on credit default swaps                         54,885
  Other assets                                                                 6,388
                                                                         -----------
        Total assets                                                     $39,890,682
                                                                         -----------
LIABILITIES:
  Payables --
     Investment securities purchased                                     $ 1,250,107
     Portfolio shares repurchased                                             44,452
  Credit default swaps, premiums paid                                          6,433
  Net unrealized depreciation on forward foreign currency contracts            5,558
  Due to affiliates                                                            4,341
  Accrued expenses                                                            75,051
                                                                         -----------
        Total liabilities                                                $ 1,385,942
                                                                         -----------
NET ASSETS:
  Paid-in capital                                                        $37,053,022
  Undistributed net investment income                                        450,743
  Accumulated net realized gain on investments, foreign currency
    transactions and futures contracts                                       347,800
  Net unrealized appreciation on investments                                 532,398
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies          (17,331)
  Net unrealized appreciation on futures contracts                            83,223
  Net unrealized appreciation on credit default swaps                         54,885
                                                                         -----------
        Total net assets                                                 $38,504,740
                                                                         ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $10,243,464/987,421 shares)                          $     10.37
                                                                         ===========
  Class II (based on $28,261,276/2,729,809 shares)                       $     10.35
                                                                         ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/13

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $4,755)                        $  1,872,913
  Dividends                                                                       78,989
                                                                            ------------
        Total investment income                                                            $  1,951,902
                                                                                           ------------
EXPENSES:
  Management fees                                                           $    243,433
  Transfer agent fees
     Class I                                                                       1,500
     Class II                                                                      1,500
  Distribution fees
     Class II                                                                     68,135
  Administrative reimbursements                                                   26,227
  Custodian fees                                                                  63,071
  Professional fees                                                               46,648
  Printing expense                                                                20,464
  Fees and expenses of nonaffiliated trustees                                      5,949
  Miscellaneous                                                                   49,644
                                                                            ------------
     Total expenses                                                                        $    526,571
                                                                                           ------------
        Net investment income                                                              $  1,425,331
                                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, FOREIGN CURRENCY TRANSACTIONS
AND CREDIT DEFAULT SWAPS:
  Net realized gain (loss) on:
     Investments                                                            $    314,256
     Credit default swaps                                                         21,082
     Futures contracts                                                            (6,470)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                        (52,679)  $    276,189
                                                                            ------------   ------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                            $ (1,474,505)
     Futures contracts                                                            84,801
     Credit default swaps                                                         48,154
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                           (291)  $ (1,341,841)
                                                                            ------------   ------------
 Net loss on investments, futures contracts, foreign currency transactions
     and credit default swaps                                                              $ (1,065,652)
                                                                                           ------------
 Net increase in net assets resulting from operations                                      $    359,679
                                                                                           ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               Year Ended     Year Ended
                                                                                12/31/13       12/31/12
FROM OPERATIONS:
Net investment income                                                         $  1,425,331   $  1,286,888
Net realized gain on investments, futures contracts, credit default swaps
   and foreign currency transactions                                               276,189        353,509
Change in net unrealized appreciation (depreciation) on investments, futures
  contracts, credit default swaps and foreign currency transactions             (1,341,841)     1,746,402
                                                                              ------------   ------------
     Net increase in net assets resulting from operations                     $    359,679   $  3,386,799
                                                                              ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class I ($0.45 and $0.53 per share, respectively)                        $   (437,208)  $   (564,346)
     Class II ($0.43 and $0.50 per share, respectively)                         (1,098,722)      (967,634)
Net realized gain:
     Class I ($0.06 and $0.10 per share, respectively)                             (57,933)      (102,231)
     Class II ($0.06 and $0.10 per share, respectively)                           (156,127)      (165,857)
                                                                              ------------   ------------
        Total distributions to shareowners                                    $ (1,749,990)  $ (1,800,068)
                                                                              ------------   ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $ 15,316,196   $ 15,012,495
Reinvestment of distributions                                                    1,749,990      1,799,571
Cost of shares repurchased                                                     (13,366,875)   (10,026,314)
                                                                              ------------   ------------
     Net increase in net assets resulting from
        Portfolio share transactions                                          $  3,699,311   $  6,785,752
                                                                              ------------   ------------
     Net increase in net assets                                               $  2,309,000   $  8,372,483

NET ASSETS:
Beginning of year                                                               36,195,740     27,823,257
                                                                              ------------   ------------
End of year                                                                   $ 38,504,740   $ 36,195,740
                                                                              ============   ============
Undistributed net investment income                                           $    450,743   $    631,645
                                                                              ============   ============

                               '13 Shares    '13 Amount     '12 Shares  '12 Amount
CLASS I
Shares sold                        132,301   $  1,384,687      63,593   $    670,463
Reinvestment of distributions       46,964        495,141      63,294        666,577
Less shares repurchased           (207,583)    (2,197,343)   (215,750)    (2,379,840)
                               -----------   ------------   ---------   ------------
  Net decrease                     (28,318)  $   (317,515)    (88,863)  $ (1,042,800)
                               ===========   ============   =========   ============
CLASS II
Shares sold                      1,318,296   $ 13,931,509   1,355,400   $ 14,342,032
Reinvestment of distributions      119,400      1,254,849     107,742      1,132,994
Less shares repurchased         (1,060,628)   (11,169,532)   (725,583)    (7,646,474)
                               -----------   ------------   ---------   ------------
  Net increase                     377,068   $  4,016,826     737,559   $  7,828,552
                               ===========   ============   =========   ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Portfolio's investment adviser, pursuant to procedures adopted by the Portfolio's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

    developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material.

    At December 31, 2013, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses from sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities. In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2013, the Portfolio paid no such taxes.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2013, the Portfolio reclassified $70,303 to decrease undistributed net investment income and $70,303 to increase accumulated net realized gain on investments, foreign currency transactions and futures contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets, or the results of operations.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 and the components of distributable earnings on a federal income tax basis at December 31, 2013, were as follows:

--------------------------------------------------------------------------------
                                                    2013                 2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                  $1,622,080           $1,531,980
Long-term capital gain                              127,910              268,088
                                                 ----------           ----------
   Total distributions                           $1,749,990           $1,800,068
                                                 ==========           ==========
Distributable Earnings:
Undistributed ordinary income                    $  573,160
Undistributed long-term gain                        380,633
Unrealized appreciation                             497,925
                                                 ----------
   Total                                         $1,451,718
                                                 ==========

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to catastrophe bonds, interest accruals on preferred stock, defaulted bonds, and the mark-to-market on foreign currency contracts, credit default swaps and futures contracts.

E.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $216,686 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2013. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.  Risks

    When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. Prepayment risk is the chance that fixed-income securities will be paid off early if interest rates fall. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

H.  Futures Contracts

    The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2013 was $56,363. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended December 31, 2013 was $6,280,814.

At December 31, 2013, open futures contracts were as follows:

----------------------------------------------------------------------------------------
                                  Number of                                 Unrealized
                                  Contracts     Settlement                 Appreciation
Type                             Long/(Short)     Month         Value     (Depreciation)
----------------------------------------------------------------------------------------
U.S. Ultra Bond (CBT)                 6           3/14      $    817,500    $ (12,328)
U.S. 10 Year Note (CBT)             (33)          3/14        (4,060,547)      70,426
U.S. 2 Year Note (CBT)               (2)          3/14          (439,625)         (31)
U.S. 5 Year Note (CBT)              (16)          3/14        (1,909,000)      21,422
U.S. Long Bond (CBT)                 (4)          3/14          (513,250)       3,734
----------------------------------------------------------------------------------------
                                                            $ (6,104,922)   $  83,223
----------------------------------------------------------------------------------------

I.  Credit Default Swap/Index Agreements

    A credit default swap/index is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

    When the Portfolio enters into a credit default swap contract, either the buyer or seller of protection will make a rebalancing payment to the other party. The amount of the rebalancing payment is determined based on the value of the contract on the trade date. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

    As the seller of protection, the Portfolio held four credit default swap contracts with a combined notional amount of $1,150,000 at December 31, 2013. When the Portfolio entered into the credit default swap contracts, the Portfolio paid a rebalancing payment to the buyer of protection in the amount of $6,433, which is recorded as credit default swap premium paid on the Statement of Assets and Liabilities. If a defined credit event had occurred at December 31, 2013, the maximum amount the Portfolio would have been required to pay was $1,197,735. This amount includes net unrealized appreciation of $54,885, as reflected in the Schedule of Investments. The Portfolio did not have any open purchase contracts as of December 31, 2013.

    The average value of swap contracts open during the year ended December 31, 2013 was $2,184,028.

As of December 31, 2013 maximum payout amounts per contract were as follows:

-----------------------------------------------------------------------------------------------------
                                                                          Notional    Maximum Payout
Swap/Index                                                               Principal        amount
-----------------------------------------------------------------------------------------------------
JPMorgan Chase & Co., Index : Markit CDX.NA.HY.19, 5.0%, 12/20/17        $  100,000    $  110,035
JPMorgan Chase & Co., American Axle & Manufacturing Co., 5.0%, 12/20/17     100,000       112,038
JPMorgan Chase & Co., Goodyear Tire & Rubber, 5.0%, 12/20/17                 50,000        56,452
JPMorgan Chase & Co., Index : Markit CDX.NA.IG.19, 1.0%, 12/20/17           900,000       919,210
-----------------------------------------------------------------------------------------------------
  Total                                                                  $1,150,000    $1,197,735
-----------------------------------------------------------------------------------------------------

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,318 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $250 in transfer agent fees payable to PIMSS at December 31, 2013.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $773 in distribution fees payable to PFD at December 31, 2013.

5. Forward Foreign Currency Contracts

During the year ended December 31, 2013, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended December 31, 2013 was $1,940,981.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

As of December 31, 2013, open forward foreign currency contracts were as follows:

------------------------------------------------------------------------------------------------
                                                                                       Net
                                                                                    Unrealized
                         Net Contracts   In Exchange   Settlement                 Appreciation/
Currency                  to Deliver         for          Date        Value       (Depreciation)
------------------------------------------------------------------------------------------------
BRL (Brazilian Real)         200,000      $ 83,577       3/17/14    $  83,175       $   (404)
EURO (European Euro)        (526,667)     (709,741)      3/10/14     (724,166)      $(14,425)
JPY (Japanese Yen)       (27,000,000)     (271,843)      2/18/14     (256,468)        15,375
JPY (Japanese Yen)         8,740,503         85,891      2/18/14       83,025         (2,866)
NZD (New Zealand Dollar)     (92,874)      (76,334)       2/7/14      (76,227)           107
PHP (Philippine Peso)      5,800,000       132,079       1/21/14      130,674         (1,405)
RUB (Russian Ruble)        2,800,000        86,894       1/21/14       84,954         (1,940)
------------------------------------------------------------------------------------------------
    Total                                                                           $ (5,558)
------------------------------------------------------------------------------------------------

6. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of December 31, 2013.

------------------------------------------------------------------------------------------------
Assets:
                                                         Net              Gross Amounts
                                                     Amounts of         Not Offset in the
                                       Gross           Assets             Statement of
                                      Amounts         Presented      Assets and Liabilities
                        Gross      Offset in the       in the       -------------------------
                      Amounts of   Statement of      Statement of                     Cash
                      Recognized    Assets and        Assets and     Financial     Collateral
Description             Assets      Liabilities      Liabilities    Instruments     Received    Net Amount
-----------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency
   Contracts           $ 15,482      $ (21,040)        $ (5,558)    $       --      $     --     $      --
Futures Contracts      $ 95,582      $ (12,359)        $ 83,223     $       --      $     --     $  83,223
Credit Default Swaps   $ 54,885      $      --         $ 54,885     $       --      $     --     $  54,885
-----------------------------------------------------------------------------------------------------------
                       $165,949      $ (33,399)        $132,550     $       --      $     --     $ 138,108
-----------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

-----------------------------------------------------------------------------------------------------------
Liabilities:
                                                         Net              Gross Amounts
                                                     Amounts of         Not Offset in the
                                       Gross         Liabilities          Statement of
                                      Amounts         Presented      Assets and Liabilities
                        Gross      Offset in the       in the       -------------------------
                      Amounts of   Statement of      Statement of                     Cash
                      Recognized    Assets and        Assets and     Financial     Collateral
Description          Liabilities   Liabilities       Liabilities    Instruments     Pledged    Net Amount
-----------------------------------------------------------------------------------------------------------
Forward foreign
   currency
   contracts           $  21,040    $ (15,482)       $     5,558     $      -        $     -     $  5,558
Futures contracts      $  12,359    $ (12,359)       $         -     $      -        $     -     $      -
Credit default swaps   $       -    $       -        $         -     $      -        $     -     $      -
-----------------------------------------------------------------------------------------------------------
                       $  33,399    $ (27,841)       $         -     $      -        $     -     $  5,558
-----------------------------------------------------------------------------------------------------------

7. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of December 31, 2013 were as follows:

-----------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                 Asset Derivatives 2013                Liabilities Derivatives 2013
Hedging Instruments      -----------------------------------    -------------------------------------
Under Accounting           Statement of Assets                     Statement of Assets
Standards Codification        and Liabilities                         and Liabilities
(ASC) 815                        Location              Value              Location             Value
-----------------------------------------------------------------------------------------------------
Forward foreign                Net unrealized                           Net unrealized
currency contracts             appreciation on                          depreciation on
                               forward foreign                          forward foreign
                               currency contracts  $       -            currency contracts   $ 5,558
Credit default swaps           Net unrealized                           Net unrealized
                               appreciation on                          depreciation on
                               credit default swap                      credit default
                               futures contracts   $  54,885            swap contracts       $     -
Futures contracts*             Net unrealized                           Net unrealized
                               appreciation on                          depreciation on
                               futures contracts   $  83,223            futures contracts    $     -
-----------------------------------------------------------------------------------------------------
   Total                                           $ 138,108                                 $ 5,558
-----------------------------------------------------------------------------------------------------

*   Reflects unrealized appreciation/depreciation of futures contracts (see Note
    1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/13                               (continued)
--------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 was as follows:

----------------------------------------------------------------------------------------------------------
                                                                                            Change in
                                                                                           Unrealized
                                                                         Realized Gain   Appreciation or
Derivatives Not Accounted for                                             or (Loss) on   (Depreciation)
as Hedging Instruments Under       Location of Gain or (Loss)             Derivatives    on Derivatives
Accounting Standards               on Derivatives Recognized              Recognized     Recognized in
Codification (ASC) 815                      in Income                      in Income        Income
----------------------------------------------------------------------------------------------------------
Forward foreign                 Net realized gain (loss) on forward
currency contracts              foreign currency contracts and other
                                assets and liabilities denominated in
                                foreign currencies                        $(25,394)
Forward foreign                 Change in unrealized appreciation
currency contracts              (depreciation) on forward foreign
                                currency contracts and other assets
                                and liabilities denominated in
                                foreign currencies                                          $ 11,599
Interest Rate Futures           Net realized gain (loss) on
                                futures contracts                         $ (6,470)
Interest Rate Futures           Change in net unrealized appreciation
                                (depreciation) on futures contracts                         $ 84,801
Credit Default Swaps            Net realized gain (loss) on credit
                                default swaps                             $ 21,082
Credit Default Swaps            Change in net unrealized appreciation
                                (depreciation) on credit default swaps                      $ 48,154
----------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Strategic Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) (the "Trust") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2014

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

ADDITIONAL INFORMATION (unaudited)

The percentages of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 64.43% and 5.71%, respectively.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Strategic Income VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2013 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at regularly scheduled meetings.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees review the Portfolio's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the third quintile of its Morningstar category for the one and five year periods ended June 30, 2013, in the fourth quintile of its Morningstar category for the three year period ended June 30, 2013, and in the second quintile of its Morningstar category for the ten year period ended June 30, 2013. The Trustees also considered that the Portfolio's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Portfolio's benchmark index for the same period. The Trustees noted the discussions held throughout the year regarding

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

the Portfolio's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees indicated that they were satisfied with the discussions with PIM with respect to the Portfolio's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2013 was in the fifth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that the Portfolio's management fee was approximately ten basis points higher than the median management fee of its Morningstar peer group.

The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2013 was in the fifth quintile relative to both its Morningstar peer group and its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer groups, and considered the impact of the Portfolio's non-management fee expenses on the Portfolio's expense ratio, noting that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in its peer groups, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Portfolio and non-Portfolio services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and qualify of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a fund-by-fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Portfolio. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 54 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 49 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD      LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST     AND TERM OF OFFICE       PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Thomas J. Perna (63)       Chairman of the    Trustee since 2006.      Private investor (2004 - 2008 and   Director, Broadridge
                           Board and Trustee  Serves until a           2013 - present); Chairman (2008 -   Financial Solutions, Inc.
                                              successor trustee is     2013) and Chief Executive Officer   (investor communications
                                              elected or earlier       (2008 - 2012), Quadriserv, Inc.     and securities processing
                                              retirement or removal.   (technology products for            provider for financial
                                                                       securities lending industry); and   services industry) (2009
                                                                       Senior Executive Vice President,    - present); Director,
                                                                       The Bank of New York (financial     Quadriserv, Inc. (2005 -
                                                                       and securities services) (1986 -    2013); and Commissioner,
                                                                       2004)                               New Jersey State Civil
                                                                                                           Service Commission (2011
                                                                                                           - present)
====================================================================================================================================
David R. Bock (70)         Trustee            Trustee since 2005.      Managing Partner, Federal City      Director of Enterprise
                                              Serves until a           Capital Advisors (corporate         Community Investment,
                                              successor trustee is     advisory services company) (1997    Inc. (privately held
                                              elected or earlier       - 2004 and 2008 - present);         affordable housing
                                              retirement or removal.   Interim Chief Executive Officer,    finance company) (1985 -
                                                                       Oxford Analytica, Inc. (privately   2010); Director of Oxford
                                                                       held research and consulting        Analytica, Inc. (2008 -
                                                                       company) (2010); Executive Vice     present); Director of The
                                                                       President and Chief Financial       Swiss Helvetia Fund, Inc.
                                                                       Officer, I-trax, Inc. (publicly     (closed-end fund) (2010 -
                                                                       traded health care services         present); and Director of
                                                                       company) (2004 - 2007); and         New York Mortgage Trust
                                                                       Executive Vice President and        (publicly traded mortgage
                                                                       Chief Financial Officer, Pedestal   REIT) (2004 - 2009, 2012
                                                                       Inc. (internet-based mortgage       - present)
                                                                       trading company) (2000 - 2002)
====================================================================================================================================
Benjamin M. Friedman (69)  Trustee            Trustee since 2008.      William Joseph Maier Professor of   Trustee, Mellon
                                              Serves until a           Political Economy, Harvard          Institutional Funds
                                              successor trustee is     University (1972 - present)         Investment Trust and
                                              elected or earlier                                           Mellon Institutional
                                              retirement or removal.                                       Funds Master Portfolio
                                                                                                           (oversaw 17 portfolios in
                                                                                                           fund complex) (1989-2008)
====================================================================================================================================

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE      PRINCIPAL OCCUPATION                HELD BY THIS TRUSTEE
Margaret B.W. Graham (66)  Trustee         Trustee since 2000.     Founding Director, Vice President   None
                                           Serves until a          and Corporate Secretary, The
                                           successor trustee is    Winthrop Group, Inc. (consulting
                                           elected or earlier      firm) (1982 - present); Desautels
                                           retirement or removal.  Faculty of Management, McGill
                                                                   University (1999 - present); and
                                                                   Manager of Research Operations
                                                                   and Organizational Learning,
                                                                   Xerox PARC, Xerox's advance
                                                                   research center (1990-1994)
====================================================================================================================================
Marguerite A. Piret (65)   Trustee         Trustee since 1995.     President and Chief Executive       Director of New America
                                           Serves until a          Officer, Newbury, Piret &           High Income Fund, Inc.
                                           successor trustee is    Company, Inc. (investment banking   (closed-end investment
                                           elected or earlier      firm) (1981 - present)              company) (2004 -
                                           retirement or removal.                                      present); and member,
                                                                                                       Board of Governors,
                                                                                                       Investment Company
                                                                                                       Institute (2000 - 2006)
====================================================================================================================================
Stephen K. West (85)       Trustee         Trustee since 2008.     Senior Counsel, Sullivan &          Director, The Swiss
                                           Serves until a          Cromwell LLP (law firm) (1998 -     Helvetia Fund, Inc.
                                           successor trustee is    present); and Partner, Sullivan &   (closed-end investment
                                           elected or earlier      Cromwell LLP (prior to 1998)        company) (1995 - 2012);
                                           retirement or removal.                                      and Director, Invesco,
                                                                                                       Ltd. (formerly AMVESCAP,
                                                                                                       PLC) (investment manager)
                                                                                                       (1997-2005)
====================================================================================================================================

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES++
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE                                           OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE       PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
Daniel K.                  Trustee,        Trustee since 2007.      Chairman (2013 - present),         None
Kingsbury (55)*            President and   Serves until a           Director, CEO and President of
                           Chief           successor trustee is     PIM-USA (since February 2007);
                           Executive       elected or earlier       Chairman (2013 - present),
                           Officer         retirement or removal.   Director and President of Pioneer
                                                                    and Pioneer Institutional Asset
                                                                    Management, Inc. (since February
                                                                    2007); President and Chief
                                                                    Executive Officer of all the
                                                                    Pioneer Funds (since 2014);
                                                                    Executive Vice President of all
                                                                    of the Pioneer Funds (2007 -
                                                                    2013); Director of PGAM (2007 -
                                                                    2010); Head of New Europe
                                                                    Division, PGAM (2000 - 2005); and
                                                                    Head of New Markets Division,
                                                                    PGAM (2005 - 2007)
====================================================================================================================================

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

++ Effective January 28, 2014, Mr. Marc O. Mayer became an Independent Trustee of the Portfolio, and Mr. Kenneth J. Taubes became an Interested Trustee of the Portfolio.

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS+++
--------------------------------------------------------------------------------

                           POSITION HELD         LENGTH OF SERVICE                                              OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE      PRINCIPAL OCCUPATION                   HELD BY THIS OFFICER
John F. Cogan, Jr. (87)**  President and Chief   Since 1994. Serves at   President of all of the Pioneer        None
                           Executive Officer***  the discretion of the   Funds; Non-Executive Chairman and a
                                                 Board.                  director of Pioneer Investment
                                                                         Management USA Inc. ("PIM-USA")
                                                                         (until November 2013); Chairman and a
                                                                         director of Pioneer (until November
                                                                         2013); Chairman and Director of
                                                                         Pioneer Institutional Asset
                                                                         Management, Inc. (until November
                                                                         2013); Director of Pioneer
                                                                         Alternative Investment Management
                                                                         Limited (Dublin) (until October
                                                                         2011); President and a director of
                                                                         Pioneer Alternative Investment
                                                                         Management (Bermuda) Limited and
                                                                         affiliated funds (until November
                                                                         2013); Deputy Chairman and a director
                                                                         of Pioneer Global Asset Management
                                                                         S.p.A. ("PGAM") (until April 2010);
                                                                         Director of Nano-C, Inc. (since
                                                                         2003); Director of Cole Management
                                                                         Inc. (2004 - 2011); Director of
                                                                         Fiduciary Counseling, Inc. (until
                                                                         December 2011); Trustee of all of the
                                                                         Pioneer Funds (until November 2013);
                                                                         and Retired Partner, Wilmer Cutler
                                                                         Pickering Hale and Dorr LLP
====================================================================================================================================
Christopher J. Kelley (49) Secretary and Chief   Since 2003. Serves at   Vice President and Associate General   None
                           Legal Officer         the discretion of the   Counsel of Pioneer since January
                                                 Board.                  2008; Secretary and Chief Legal
                                                                         Officer of all of the Pioneer Funds
                                                                         since June 2010; Assistant Secretary
                                                                         of all of the Pioneer Funds from
                                                                         September 2003 to May 2010; and Vice
                                                                         President and Senior Counsel of
                                                                         Pioneer from July 2002 to December
                                                                         2007
====================================================================================================================================
Carol B. Hannigan (52)     Assistant Secretary   Since 2010. Serves at   Fund Governance Director of Pioneer    None
                                                 the discretion of the   since December 2006 and Assistant
                                                 Board.                  Secretary of all the Pioneer Funds
                                                                         since June 2010; Manager - Fund
                                                                         Governance of Pioneer from December
                                                                         2003 to November 2006; and Senior
                                                                         Paralegal of Pioneer from January
                                                                         2000 to November 2003.
====================================================================================================================================
Thomas Reyes (51)          Assistant Secretary   Since 2010. Serves at   Counsel of Pioneer since June 2007     None
                                                 the discretion of the   and Assistant Secretary of all the
                                                 Board.                  Pioneer Funds since June 2010; and
                                                                         Vice President and Counsel at State
                                                                         Street Bank from October 2004 to June
                                                                         2007
====================================================================================================================================
Mark E. Bradley (54)       Treasurer and Chief   Since 2008. Serves at   Vice President - Fund Treasury of      None
                           Financial and         the discretion of the   Pioneer; Treasurer of all of the
                           Accounting Officer    Board.                  Pioneer Funds since March 2008;
                                                                         Deputy Treasurer of Pioneer from
                                                                         March 2004 to February 2008; and
                                                                         Assistant Treasurer of all of the
                                                                         Pioneer Funds from March 2004 to
                                                                         February 2008
====================================================================================================================================
Luis I. Presutti (48)      Assistant Treasurer   Since 2000. Serves at   Director - Fund Treasury of Pioneer;   None
                                                 the discretion of the   and Assistant Treasurer of all of the
                                                 Board.                  Pioneer Funds
====================================================================================================================================
Gary Sullivan (55)         Assistant Treasurer   Since 2002. Serves at   Fund Accounting Manager - Fund         None
                                                 the discretion of the   Treasury of Pioneer; and Assistant
                                                 Board.                  Treasurer of all of the Pioneer Funds
====================================================================================================================================

** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

*** Mr. Cogan resigned as President and Chief Executive Officer of the Portfolio effective January 1, 2014.

+++ Mr. Mark D. Goodwin became Executive Vice President of the Portfolio effective January 28, 2014.

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD         LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST        AND TERM OF OFFICE       PRINCIPAL OCCUPATION                HELD BY THIS OFFICER
David F. Johnson (34)      Assistant             Since 2009. Serves at    Fund Administration Manager -       None
                           Treasurer             the discretion of the    Fund Treasury of Pioneer since
                                                 Board.                   November 2008; Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since January 2009; and
                                                                          Client Service Manager -
                                                                          Institutional Investor Services
                                                                          at State Street Bank from March
                                                                          2003 to March 2007
====================================================================================================================================
Jean M. Bradley (61)       Chief Compliance      Since 2010. Serves at    Chief Compliance Officer of         None
                           Officer               the discretion of the    Pioneer and of all the Pioneer
                                                 Board.                   Funds since March 2010; Director
                                                                          of Adviser and Portfolio
                                                                          Compliance at Pioneer since
                                                                          October 2005; and Senior
                                                                          Compliance Officer for Columbia
                                                                          Management Advisers, Inc. from
                                                                          October 2003 to October 2005
====================================================================================================================================
Kelly O'Donnell (42)       Anti-Money            Since 2006. Serves at    Director - Transfer Agency          None
                           Laundering            the discretion of the    Compliance of Pioneer and
                           Officer               Board.                   Anti-Money Laundering Officer of
                                                                          all the Pioneer funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   20364-07-0214

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Variable Contracts Trust:
Fees for audit services provided to the Trust's 12 portfolios, including fees associated with routine and non routine filings of its Form N-1A, totaled approximately $340,673 in 2013 and $371,535 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Variable Contracts Trust:
Audit-Related Fees
There were no audit-related and other services provided to the Trust during the fiscal years ended
December 31, 2013 and 2012.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Variable Contracts Trust:
Fees for tax compliance services, primarily for tax return totaled $97,572 in 2013 and $99,480 in 2012.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Variable Contracts Trust:
Other Fees
There were no audit-related and other services provided to the Trust during the fiscal years ended
December 31, 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.

For the years ended December 31, 2013 and 2012, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled $97,572 in 2013 and $99,480 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust:


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date February 27, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date February 27, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 27, 2014

* Print the name and title of each signing officer under his or her signature.